UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23222

HARTFORD FUNDS EXCHANGE-TRADED TRUST

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas R. Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Copy to:

John V. O’Hanlon, Esquire

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, Massachusetts 02110-2605

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: July 31

Date of reporting period: July 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hartford Active ETFs
Annual Report
July 31, 2022

■ Hartford Core Bond ETF
■ Hartford Large Cap Growth ETF
■ Hartford Municipal Opportunities ETF
■ Hartford Schroders Commodity Strategy ETF
■ Hartford Schroders ESG US Equity ETF
■ Hartford Schroders Tax-Aware Bond ETF
■ Hartford Short Duration ETF
■ Hartford Sustainable Income ETF
■ Hartford Total Return Bond ETF

A MESSAGE FROM THE PRESIDENT
Dear Shareholders:
Thank you for investing in Hartford Exchange-Traded Funds. The following is the Funds’ Annual Report covering the period from August 1, 2021 to July 31, 2022.
Market Review
During the 12 months ended July 31, 2022, U.S. stocks, as measured by the S&P 500 Index,1 lost 4.64%. The overall negative returns for the period might have served as a somber bookend to a tumultuous 12 months of record highs and bear-market lows were it not for the July 2022 equity rally that saw the Index deliver its best single-month performance since 2020, a 9.1% gain.
The market’s volatility came against the backdrop of the U.S. Federal Reserve’s (Fed) ongoing efforts to combat the persistent inflation that first appeared in mid-2021 shortly before the start of the Funds’ 2022 fiscal year. In the months that followed, the Consumer Price Index (CPI)2 rose steadily, peaking at a 9.1% annual rate in June 2022, the highest seen in 40 years, before falling back to 8.5% in July.
As the period began, U.S. consumers and businesses were navigating a completely different economic environment. Stocks had been regularly hitting record highs. The U.S. government was pouring billions of stimulus dollars into consumer pocketbooks. The Fed was steadfastly maintaining interest rates near zero and pumping large amounts of liquidity into an economy that had been badly damaged by the COVID-19 pandemic that began in early 2020.
As inflation numbers steadily worsened, Fed policymakers acknowledged that higher prices wouldn’t be as transitory as they’d hoped. And so, in March 2022, the Fed kicked off a vigorous anti-inflation campaign with a quarter-percent increase in the federal funds rate. In reaction to a surprise 8.6% CPI increase in May 2022, the Fed used its June meeting to raise rates by three-quarters of a percent the largest since 1994.
By the end of the period, analysts and investors were debating whether the Fed’s anti-inflation moves might spark a recession. The signals were decidedly mixed. Second-quarter GDP declined by 0.2% following a first-quarter decline of 0.4%, which some analysts cited as evidence that a recession may have already begun. On the other hand, U.S. unemployment for July 2022 ticked down to a pre-pandemic low of 3.5% while hiring for the month surged to 528,000 new jobs.
Any review of the period would be incomplete without noting the impact of the February 24, 2022 invasion of Ukraine by Russia’s armed forces, a decision that continues to threaten global security and strain worldwide food and energy supplies. Western sanctions against Russia have caused European economies to struggle in the face of curtailed natural gas supplies. Global growth has been further dampened by China’s zero-COVID-19 policy, as lockdowns in China have caused widespread economic and trade disruption.
Going forward, investors may be looking for signs of easing inflation, changes in Fed policy, U.S. midterm election results, and potential geopolitical surprises all of which could impact investments. Nowadays, it’s more important than ever to maintain a strong relationship with your financial professional.
Thank you again for investing in Hartford Exchange-Traded Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.
James Davey
President
Hartford Funds
[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. The index is unmanaged and not available for direct investment. Past performance does not guarantee future results.
[2]	The Consumer Price Index is defined by the Bureau of Labor Statistics as a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Hartford Active ETFs
The views expressed in each Fund’s Manager Discussion contained in the Fund Overview section are views of that Fund’s sub-adviser and sub-sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Core Bond ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 02/19/2020 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (02/19/2020 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2022
	1 Year	Since Inception[1]
Core Bond ETF (NAV Return)	-10.14%	-1.86%
Core Bond ETF (Market Price Return)	-10.42%	-1.94%
Bloomberg US Aggregate Bond Index	-9.12%	-1.94%

[1]	Inception: 02/19/2020
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2022.

2

Hartford Core Bond ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Core Bond ETF returned -10.14% based on net asset value for the one-year period ended July 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned -9.12% for the same period. The Fund underperformed the -9.77 average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (US) fixed income markets generated negative returns during the trailing one-year period ended July 31, 2022. The Bloomberg US Aggregate Bond Index generated a return of -9.12% during the period. Global sovereign yields moved sharply higher over the same period as most major central banks reacted to high inflation data with more aggressive interest rate hike cycles. Most fixed income spread sectors underperformed government bonds amid increasing concerns that higher interest rates and the resulting tighter financial conditions could tip the global economy into recession.
Global fixed income sectors cemented their worst ever start to a calendar year during the first half 2022, following sharply negative returns during the second quarter of 2022. Inflation pressures remained acute, though commodity prices declined sharply late in the period to provide some relief. U.S. labor market strength persisted over this period, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home price appreciation. Investment-grade corporate spreads widened by 0.58% while high-yield corporate spreads widened by 1.75%, according to Bloomberg Index data.
Within the G10, select central banks including the US Federal Reserve (Fed), the Reserve Bank of Australia (RBA), and the Riksbank significantly raised interest rates. The European Central Bank (ECB) announced its plan to end quantitative easing and start hiking interest rates from July 2022, with President Lagarde suggesting a larger hike would be appropriate in September, if inflation pressures persisted. Emerging market central banks, particularly across Latin America and Central and Eastern Europe Middle East and Africa (CEEMEA), also continued lifting their policy rates in bigger increments, while Asian central banks raised rates more modestly than other emerging market regions. The Bank of Japan (BOJ) and the People’s Bank of China
(PBOC) were the notable exceptions in terms of retaining accommodative policy. Disruptions emanating from COVID-19 related mobility restrictions sharply weakened Chinese economic activity data while inflation remained much more muted in Japan compared to the rest of the world.
Global gross domestic product (GDP) growth largely continued to recover during the first part of the period ended July, 31 2022. By the end of the period, global GDP growth exhibited some divergence, with notable GDP contractions in the US and Japan. After the surprise invasion of Ukraine, sanctions imposed on Russia by the West led to retaliatory measures from Moscow, including restrictions in gas supplies to parts of Europe, raising concerns about Europe’s energy security. By the end of the period, global growth had slowed moderately, driven by tightening financial conditions. Inflation continued to surprise on the upside and most major central banks vowed to increase interest rates more aggressively.
Over the same period, the U.S. dollar rallied strongly versus most currencies, as it became increasingly clear that the Fed would likely tighten policy more aggressively to counter persistently high inflation in the U.S. By the end of the period, the Japanese yen declined to its weakest level since 1998, as the BOJ remained the outlier among major G10 central banks in not tightening policy. Higher-beta commodity-linked currencies across developing markets and emerging markets (South African rand, Norwegian krone, New Zealand dollar, Brazilian real) were the other major underperformers as recession concerns came to the forefront by the end of the period. European currencies generally ended lower versus the U.S. dollar. Absolute and excess returns were negative across fixed income sectors over the same period. On an excess return basis, select securitized sectors were among the best performers.
The Fund’s allocation to securitized sectors, particularly non-agency residential mortgage-backed securities (RMBS), was the primary driver of underperformance relative to the Bloomberg U.S. Aggregate Bond Index (the “Index”) as spreads widened over most of the period in sync with other corporate credit markets. Other securitized exposures including commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and asset-backed securities (ABS) also detracted from relative performance. The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) had a positive impact on the Fund’s performance relative to the Index as inflation

3

Hartford Core Bond ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

expectations rose during the period. An overweight to agency mortgage-backed securities (MBS) pass-throughs had a muted impact on the Fund’s relative performance. The Fund held tactical interest rate positions during the period, including interest rate futures and swaps, which detracted from performance relative to the Index. The Fund’s investment-grade credit positioning had an overall negative impact on relative performance during the period on account of positioning within both corporate and non-corporate credit.
What is the outlook as of the end of the period?
The Fund maintained a close to neutral risk posture and are preserving cash/liquidity as of the end of the period. We believe inflation has been slow to respond to policy, and believe a higher terminal rate may be required to cyclically reduce labor demand enough to moderate inflation risks. The Fund ended the period with a modest overweight to investment-grade credit, as we sought to identify what we considered to be inefficiencies in the pricing of risk. The Fund also ended the period with an overweight to agency pass-throughs, focusing on what we believed were relative value opportunities and income. The Fund also held structured finance tied to residential mortgages, high quality CLOs, and senior CMBS tranches with what we considered to be attractive collateral at the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings, which may in-turn fluctuate due to market and economic conditions. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The risks associated with mortgage-related and asset-backed securities as well as collateralized loan obligations (CLOs) include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	21.9%
Corporate Bonds	30.5
Foreign Government Obligations	2.5
Municipal Bonds	0.7
U.S. Government Agencies(2)	35.2
U.S. Government Securities	36.9
Total	127.7%
Short-Term Investments	0.5
Other Assets & Liabilities	(28.2)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2022.
4

Hartford Large Cap Growth ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 11/09/2021 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks capital appreciation.
Comparison of Change in Value of $10,000 Investment (11/09/2021 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Cumulative Total Returns
for the Period Ended 07/31/2022
Since Inception[1]
Large Cap Growth ETF (NAV Return)	-35.25%
Large Cap Growth ETF (Market Price Return)	-35.20%
Russell 1000 Growth Index	-18.90%

[1]	Inception: 11/09/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.59%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2022

5

Hartford Large Cap Growth ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
Stephen Mortimer
Senior Managing Director and Equity Portfolio Manager
Wellington Management Company LLP
Mario E. Abularach, CFA, CMT
Senior Managing Director and Equity Research Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Large Cap Growth ETF returned -35.25% based on net asset value for the period from November 9, 2021 (the Fund’s inception date) through July 31, 2022, underperforming its benchmark, the Russell 1000 Growth Index (the “Index”), which returned -18.90% for the same period. For the same period, the Fund underperformed the -23.76% average return of the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) equities, as measured by the S&P 500 Index, posted negative returns over the period from November 9, 2021 through July 31, 2022. Stocks rallied early in November 2021 amid strong economic data, the passage of a bipartisan infrastructure package, and robust equity inflows. However, risk sentiment waned on inflation fears and concerns about worsening COVID-19 trends and the Omicron variant. Equities rallied in December as strong equity inflows, depressed real yields, several more months of balance sheet expansion by the Federal Reserve (Fed), and potentially less-severe economic impacts from the Omicron variant outweighed challenges posed by central bank policy shifts, ongoing supply-chain problems, and inflation pressures. Markets registered their first quarterly loss since March 2020 in the first quarter of 2022. Fears about the economic implications of Russia’s large-scale military invasion of Ukraine and the prospect of aggressive monetary policy tightening by the Fed drove the S&P 500 Index into correction territory in February 2022. However, stocks rebounded sharply in March 2022 amid Fed Chair Jerome Powell’s assessment that the U.S. economy is strong enough to withstand higher interest rates without slipping into recession. U.S. equities fell sharply during a volatile second quarter of 2022. High inflation and tighter financial conditions negatively affected risk sentiment and increased the consensus view of the probability of recession. Growth stocks significantly underperformed their value counterparts as surging Treasury yields and disappointing earnings results from some of the largest technology companies drove the Nasdaq Composite Index to its largest quarterly loss since September 2001. Rapidly rising prices for food and energy pushed consumer inflation to its highest level in more than four decades. The Fed responded to the larger-than-expected increase in prices by accelerating its pace of interest-rate increases to 0.75% in June 2022, following a 0.50% increase in May 2022. In July 2022, U.S. equities registered their largest monthly gain since November 2020. Despite concerns about aggressive monetary policy tightening, slowing economic growth, and recession, stocks advanced amid mostly better-than-expected corporate earnings and a decline in medium- and longer-term inflation expectations.
Eight of the 11 sectors in the Russell 1000 Growth Index declined during the period, with the Communication Services (-37%), Consumer Discretionary (-24%), and Financials (-20%) sectors performing the worst. Conversely, the Energy (+34%) and Utilities (+14%) sectors performed the best during the period.
Security selection detracted from the Fund’s performance relative to the Index during the period, with weak selection in the Information Technology, Healthcare and Communication Services sectors, which was partially offset by strong selection within the Materials and Consumer Staples sectors. Sector allocation, a result of the Fund’s bottom-up stock selection process, also detracted from relative performance during the period, due to an overweight to the Communication Services sector and an underweight to the Consumer Staples sector. This was partially offset by the positive impact of an overweight to the Healthcare sector and an underweight to the Industrials sector , which contributed positively to performance.
Top contributors to performance relative to the Index during the period included Netflix (Communication Services), Mastercard (Information Technology), and PayPal (Information Technology). The Fund did not own Netflix for the majority of the period, which benefited the portfolio during the period. Shares of Netflix declined after fourth-quarter subscriber growth fell short of guidance. Shares fell further after the company announced first-quarter earnings where it saw a loss of 200,000 subscribers, the first time the company had lost subscribers since 2011. Shares of Mastercard rose over the period. The company benefited from a strong recovery in overall consumer spending and a large recovery in cross-border travel. Mastercard has also benefited from an inflationary environment as it takes a cut of overall transaction spending. The Fund’s lack of exposure to PayPal contributed positively to performance. Shares of PayPal fell during the period after the payments company provided weak first-quarter and full year 2022 guidance that it attributed in part to inflation weighing on consumer spending and supply chain issues impacting cross-border payments.
Top relative detractors from performance during the period included Apple (Information Technology), Snap (Communication Services), and Spotify Technology (Communication Services). The Fund’s lack of exposure to Apple detracted from performance. The company reported record revenue for the fiscal third quarter of 2022 (which ended June 30, 2022). The company confirmed strong demand for iPhones, and experienced record services revenue while admitting it

6

Hartford Large Cap Growth ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

could not make enough Macs or iPads to meet demand. Shares of Snap fell during the period after the company announced weak guidance for the second quarter of 2022. Amid concerns of slowing consumer spending and difficulty procuring enough supply to meet the current demand, many companies are reducing their digital advertising spending, which has negatively impacted Snap’s revenues. Shares of Spotify fell during the period after the streaming music service reported first-quarter forecasts for user growth that fell short of consensus expectations. Management blamed the forecast on its strong end to 2021, adding 25 million users in the fourth quarter of 2021. Also weighing on shares was the controversy involving podcast host Joe Rogan, whom users and artists have said is spreading misinformation about COVID-19 vaccines.
Derivatives were not used in the Fund during the period and, therefore, did not have any impact on performance during the period.
What is the outlook as of the end of the period?
We believe market uncertainty will remain high until we get more clarity around inflation, monetary policy, energy security, and the trajectory of earnings. Timing of the recovery in growth equities is difficult to predict, but as we’ve seen in prior drawdowns like the Great Financial Crisis (GFC), stock prices of higher growth, quality companies generally bottom prior to clarity on the economic path forward. We want to ensure that the Fund is invested in what we consider to be the most attractive stocks today to take advantage of that eventual rally while recognizing that there may be a more sustained regime change in the market. As of the end of the period, the Fund also added marginal exposure to some areas of the market that it has not recently been exposed to. At the end of the period, the Fund’s largest overweights were in the Communication Services and Healthcare sectors. The Fund was most underweight to the Information Technology and Consumer Staples sectors.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Different investment styles may go in and out of favor, which may cause the Fund to underperform the broader stock market. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. • The Fund may have a limited number of financial institutions that act as authorized participants, none of which are obligated to engage in creation and/or redemption transactions.
Composition by Sector(1)
as of 07/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	17.1%
Consumer Discretionary	20.5
Consumer Staples	1.0
Energy	1.5
Financials	2.3
Health Care	15.4
Industrials	4.5
Information Technology	32.8
Materials	2.6
Real Estate	1.1
Total	98.8%
Short-Term Investments	1.0
Other Assets & Liabilities	0.2
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
7

Hartford Municipal Opportunities ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 12/13/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.
Comparison of Change in Value of $10,000 Investment (12/13/2017 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2022
	1 Year	Since Inception[1]
Municipal Opportunities ETF (NAV Return)	-6.80%	2.19%
Municipal Opportunities ETF (Market Price Return)	-6.83%	2.18%
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index	-5.14%	1.85%

[1]	Inception: 12/13/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2022.

8

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
Timothy D. Haney, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Brad W. Libby
Managing Director and Fixed Income Portfolio Manager/Credit Analyst
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Municipal Opportunities ETF returned -6.80%, based on net asset value, for the period ended July 31, 2022, underperforming its benchmark, the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, which returned -5.14% for the same period. The Fund also underperformed the -6.26% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the one-year period ended July 31, 2022, United States (U.S.) fixed income markets generated negative total returns driven by increases in government bond yields, which results from the Federal Reserve’s (Fed’s) decision in the first half of 2022 to raise interest rates in response to rising inflation expectations. Additionally, credit spread sectors underperformed duration-equivalent U.S. Treasuries, virtually across the board with corporate, non-corporate and securitized debt all underperforming Treasuries. Generally speaking, lower quality debt underperformed higher quality debt as well given investors’ increasing preference for less risky investments. Widening credit spreads during the period were driven primarily by expectations that tighter financial conditions could push the U.S. economy into a recession, and to a lesser extent, by uncertainty arising from the Russia/Ukraine war.
Against this backdrop, tax-exempt municipal bonds, as measured by the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index, posted a negative total return of -5.14% for the one-year period, underperforming duration-equivalent Treasuries. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the period, as did yields on the 10-year US Treasury. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries increased over the period from 66.1% to 83.1%.
The primary driver of the Fund’s underperformance relative to the Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (the “Index”) was the Fund’s duration/yield curve positioning. The Fund maintained an overweight duration stance during the period, which detracted from relative performance as yields increased sharply across the yield curve during the period.
Security selection within investment-grade municipals also detracted from performance relative to the Index. The primary driver of relative performance within investment-grade municipals was security selection within revenue bonds. In particular, selection within housing, transportation and education sectors detracted from performance relative to the Index while security selection within the industrial development and tobacco sectors partially offset negative performance relative to the Index. Security selection within, and an underweight to investment-grade GO bonds as well as the Fund’s out-of-benchmark allocation to high-yield municipals also detracted from relative performance.
Derivatives were not used in the Fund during the period and, therefore, did not have any impact on performance during the period.
What is the outlook as of the end of the period?
We believe fundamentals are broadly positive based on a bounce-back in economic activity and generous direct and indirect Federal government support. Many municipal sectors have natural outlets for inflationary pressures, but we expect the more labor constrained sectors to be more challenged. Valuations now offer a more attractive entry point in our opinion, especially for investment-grade municipals. We expect municipals to behave defensively in a general market downturn given their high quality. Municipal bonds' taxable equivalent yields are better on average than similar rated corporate bonds at longer maturities. Mutual fund outflows have been elevated amid elevated market volatility and the rising interest rate environment. We expect higher interest rates to drive an increase in bond issuance within the tax-exempt market compared to the taxable market.
In our view, state governments are well positioned to maintain stable credit quality over the next 12 months due to a combination of strong reserve positions, continued personal income growth, and adequate but likely slower revenue performance. In aggregate, state budgets for fiscal year 2023 are increasing about 4%, which follows historic 13.6% spending growth in 2022 (7% inflation adjusted), as revenues significantly outperformed projections and states spent federal recovery funds. According to the National Association of State Budget Directors, Fiscal Survey of States Spring 2022, many states have used excess funds for one-time uses, including to bolster their rainy-day accounts, with the median balance as a share of general fund spending projected to be 11.6% at the end of 2022, a record high.
Within local governments, generally solid reserve levels and a heavy reliance on property taxes will likely continue to provide revenue stability for the sector. We believe that a strong labor market will continue to support local economies and budgets supported by sales taxes, although the rate of sales tax growth is likely to slow following very strong performance in fiscal year 2021. The extent of fixed cost

9

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

burdens will likely remain an important credit driver in the sector and we expect a willingness to fully fund pension obligations to continue to be a credit differentiator.
Within the health-care sector, we believe operating cash flow will underperform pre-COVID -19 levels through the next 12-18 months, pressured by labor and inflationary costs that continue to outpace revenue growth and otherwise high demand for health care services. We expect that health care providers will remain focused on staffing retention and recruitment, overall cost reduction, and careful capital spending to allow for incremental relief through the period. Despite investment market decline, we believe that unrestricted cash reserves remain a healthy cushion for most providers and in excess of 2019 levels. we believe that merger and acquisition activity within the healthcare sector is likely to accelerate as providers look for deeper synergies and cost savings – those in non-contiguous states most likely to be successful. We expect rating agencies to lean more toward negative outlooks and downgrades for those providers with weak operating performance and limited cash cushion due to sector headwinds.
Within the lifecare sector, occupancy and revenues remain low compared to pre-pandemic levels; The omicron COVID-19 variant presents added challenges to sales and marketing. Escalating labor and supply costs have driven higher fee increases, which has been supported by strong housing markets for most credits. Liquidity held stable for most facilities as a result of stimulus funding and Paycheck Protection Program receipts in 2020, and investment returns in 2021 despite weak operating cash flows. We expect continued balance sheet pressure in the remaining months of 2022 without external support.
Within the transportation sector, airline passenger recovery has occurred much faster than anticipated, reaching 90% of pre-pandemic levels. Airports have received $20 billion in stimulus funds which covers more than all of the losses that have occurred at the vast majority of facilities. The Airport financing model has proved to be resilient throughout this pandemic given the rate setting flexibility, strong liquidity and federal/state/local support. Toll road recovery has been much quicker than anticipated, as a full return to pre-pandemic levels is now expected in 2022 as opposed to 2024. Ports have minimum annual guarantees that cover operations and debt service regardless of the volume of throughput at their facilities.
The special tax sector continues to be supported by what we consider to be adequate debt service coverage and debt service reserve funds, providing a much-needed cushion should pledged revenues soften.
Within the public power sector, issuers continue to benefit from unfettered rate setting flexibility, generally affordable rates, and a high level of essentiality. Therefore, the credit quality of the sector is expected to hold up well despite the recent increase in power prices.
Within the higher education sector, credit profiles across private and public universities are generally stable, but endowments have given back some of the outsized gains of 2021. Enrollment declines are moderating, especially at private, not for profit universities. Applications for the class of 2026 are hitting all-time highs and revenues should recover as return to campus drives auxiliary revenue growth. We expect universities to continue to face tuition pressure, but COVID-19 disruptions have provided many with the will and/or political ability to make headway on expense rationalization.
At the sector level, the Fund was overweight tax-exempt municipal revenue bonds at the end of the period, particularly those in the health care, housing and transportation sectors. The Fund continued to hold an out-of-benchmark allocation to tax-exempt high yield bonds at the end of the period. The Fund was underweight tax-exempt pre-refunded and general obligation debt in favor of revenue and high-yield debt at the end of the period.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • High-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
10

Hartford Municipal Opportunities ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Composition by Security Type(1)
as of 07/31/2022
Municipal Bonds	Percentage of Net Assets
Airport	6.1%
Development	4.5
Education	1.3
Facilities	0.1
General Obligation	9.1
Higher Education	4.1
Housing	1.0
Medical	9.5
Mello-Roos District	0.6
Multifamily Housing	0.3
Nursing Homes	6.4
Other (2)	15.1
Pollution	0.5
Power	5.7
School District	5.2
Single Family Housing	5.3
Student Loan	2.2
Tobacco	2.7
Transportation	8.8
Utilities	3.5
Water	2.6
Total	94.6%
U.S. Government Agencies(3)	0.4
Short-Term Investments	3.8
Other Assets & Liabilities	1.2
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.
(3)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2022.
11

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 09/14/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks to provide long-term total return.
Comparison of Change in Value of $10,000 Investment (09/14/2021 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Cumulative Total Returns
for the Period Ended 07/31/2022
Since Inception[1]
Commodity Strategy ETF (NAV Return)	25.15%
Commodity Strategy ETF (Market Price Return)	25.30%
Bloomberg Commodity Index Total Return	25.16%

[1]	Inception: 09/14/2021
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio after Fee Waiver as shown in the Fund’s most recent prospectus was 0.89% and total annual fund operating expense ratio was 1.12%. Gross expenses do not reflect contractual fee waiver arrangements with respect to the Fund’s investment in its Cayman Islands subsidiary. Net expenses reflect such arrangements in instances when they reduce gross expenses. The fee waiver remains in effect for as long as the Fund is invested in the Cayman Islands subsidiary. Expenses shown include expenses of the Cayman Islands subsidiary. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2022.

12

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
James Luke
Portfolio Manager
Schroder Investment Management North America Inc.
Malcolm Melville
Portfolio Manager
Schroder Investment Management North America Inc.
Dravasp Jhabvala
Portfolio Manager
Schroder Investment Management North America Inc.

Manager Discussion
How did the Fund perform during the period?
The Hartford Schroders Commodity Strategy ETF returned 25.15%, based on net asset value, for the period from the Fund’s inception date (September 14, 2021) to July 31, 2022, underperforming its benchmark, the Bloomberg Commodity Total Return Index (the “Index”), which returned 25.16% for the same period. For the same period, the Fund underperformed the 25.46% average return of the Lipper Commodities General Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
The Fund seeks to provide investors with a diversified exposure to commodities primarily through commodity futures. The year 2021 saw commodities outperform bonds and equities for the first time in almost a decade. Very low inventories, improving demand, and a muted supply response to higher prices meant that this outperformance of the asset class has continued thus far into 2022.
The supply side of the oil market has remained as tight as ever. There has been more and more focus on the lack of spare capacity from members of the Organization of the Petroleum Exporting Countries and other producers (OPEC+); as each month goes by, the group has continued to produce below the levels implied by the quota system. Oil inventories in the U.S. continue to decline, despite the release of the Strategic Petroleum Reserve (SPR) at the pre-agreed pace of 1 million barrels per day. After a rapid fall in natural gas prices (the main driver being the closing of the Freeport liquified natural gas (LNG) export terminal because of a fire, which led to a rapid short-term decline in demand as there was no availability) and with continued stress in European energy markets, as well as the growing demand for U.S. LNG, prices have bounced back quickly.
Precious metals have been dogged by expectations of monetary policy normalization; in recent interest-rate hiking cycles, gold has historically performed well after the first interest-rate increase is in place and even shown an ability to rally even through periods when the U.S. is strong. However, over the period ended July 31, 2022, the overall trend for gold prices has been lower. In copper, while visible stocks remain low, short-run (next two years) mine supply growth appears to be ample and, with concerns over China’s economic growth, this market underperformed the broader asset class during the period.
Ukraine wheat production was down more than 40% from levels a year ago as a result of the Russia/Ukraine war. The size of Ukrainian grain shipments out of Romanian ports was constrained as of the end of the period, and elevated freight costs have been prohibitive for Asia. The grain harvest is underway in the U.S., but market conditions have remained poor. Overall, yield losses have been expected in the summer as a result of low fertilizer application. This issue, coupled with poor growing conditions for several key crops, supported many agricultural markets during the period.
Over the period, the Fund’s best absolute returns were sourced from Energy and Agriculture exposures. Base metals generated a positive return relative to the benchmark, but this was offset by negative returns from Precious Metals. Relative to the Index, the Fund outperformed in Agriculture and Energy, while it matched the performance of the Index in Metals.
The Fund primarily uses commodity futures, in a long only and unleveraged manner, to gain market exposures to commodities. Therefore, around 95% of the Fund’s exposure was derived from such derivatives over the period and these positions were the primary contributors to the Fund’s performance for the period ended July 31, 2022.
What is the outlook as of the end of the period?
Fears around recession, and price-related demand destruction, have gathered in intensity in recent months. Downgrades to global growth forecasts have clear drivers, including stagflationary trends in Europe, ongoing COVID-19 disruptions in China, and very weak manufacturing surveys in the U.S. (and globally). With high energy prices (excluding oil) and tightening financial conditions, we believe that the depth of the recessionary fears is understandable and the potential for an economic slowdown or mild recession is now a strong consensus expectation.

13

Hartford Schroders Commodity Strategy ETF (Consolidated)
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Against this backdrop, our fundamental views are clear: we believe that a much more significant global recession would be needed to force a further deep retrenchment in key commodity prices and the best performers within the sector in the second half of 2022 are likely to remain oil and certain agricultural markets such as wheat and coffee.
We believe that oil demand and agricultural demand may be much more resilient on aggregate than industrial metals demand. Demand weakness, particularly as revealed in survey data like the purchasing managers indexes (PMIs), is focused on manufacturing and construction industries. Service sector weakness, to which oil demand is more levered, is far less apparent. Coming out of a pandemic where services sectors were suppressed and durables demand hyper-stimulated, we do not find this too surprising.
We also believe it is under-appreciated that demand, again most obviously in Energy and Agriculture, is being made more resilient by explicit subsidies and state buying. These are common in emerging markets where governments feel impelled to protect citizens from rising basic energy and food costs. In Europe, energy subsidies already amount to well over €188 billion. Even in the U.S., inflation payouts to households (most recently California, Colorado and Montana) are making an appearance. This is not to deny demand destruction is occurring at the margin, it is, but to point out that offsets are meaningful.
On the supply side, we continue to see constraint, particularly in oil. OPEC is failing to meet either its original or revised quotas. Significant decreases in Russian supply still lie ahead, in our view. We also expect that current record U.S. SPR releases will not be present come winter. In agriculture, we believe that, despite wheat prices retreating back to pre-Russia invasion levels, the ability to move Ukrainian supplies through the Black Sea looks optimistic at best, while U.S. crop conditions are also struggling. Copper is again an exception here as we expect supply to grow meaningfully over the next 12-18 months even after applying significantly above average disruption rates to mine supply forecasts.
Longer term, on an absolute return basis we believe that very low inventory levels, growing demand, and the absence of a meaningful supply response are suggestive of even higher commodities prices to come. On a relative basis, commodities continued to perform well against equities and bonds as of the end of the period. Moreover, we believe that an intensifying global focus on climate-change mitigation strategies is an important part of the commodity outlook and is a core reason aggregate supply responses are so limited.
Given the strong trend of rising energy prices, the Fund has maintained a core holding in the Energy sector as of the end of the period. The Fund’s exposures were reduced in February 2022, but they were reinstated as oil and gas prices rose sharply. Metals lagged over the period, leading us to maintain underweights in copper and to a lesser extent gold within the Fund. In agriculture, a core focus has been on grains, with underweight positions in both oilseeds and livestock being maintained as of the period ended July 31, 2022.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Investments in the commodities market may increase the Fund's liquidity risk, volatility and risk of loss if adverse developments occur. • Investments linked to prices of commodities may be considered speculative. Significant exposure to commodities may subject the Fund to greater volatility than traditional investments. The value of such instruments may be volatile and fluctuate widely based on a variety of factors. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • By investing in a Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with a non-U.S. subsidiary and its investments. • To the extent the Fund focuses on one or more sectors, the Fund may be subject to increased volatility and risk of loss if adverse developments occur. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Sector(1)
as of 07/31/2022
Sector	Percentage of Net Assets
Equity Securities
Energy	0.5%
Materials	0.0 *
Total	0.5%
Short-Term Investments	85.6
Other Assets & Liabilities	13.9
Total	100.0%

*	Percentage rounds to zero.

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
14

Hartford Schroders ESG US Equity ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 08/10/2021 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks long-term capital appreciation.
Comparison of Change in Value of $10,000 Investment (08/10/2021 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Cumulative Total Returns
for the Period Ended 07/31/2022
Since Inception[1]
ESG US Equity ETF (NAV Return)	-7.33%
ESG US Equity ETF (Market Price Return)	-7.41%
Russell 1000 Index	-7.91%

[1]	Inception: 08/10/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2022.

15

Hartford Schroders ESG US Equity ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Manager
Ashley Lester, PhD
Portfolio Manager
Schroder Investment Management North America Inc.

Manager Discussion
How did the Fund perform during the period?
Hartford Schroders ESG US Equity ETF returned -7.33% based on net asset value for the period from August 10, 2021, the Fund’s inception date, to July 31, 2022, outperforming the Fund’s benchmark, the Russell 1000 Index, which returned -7.91% for the same period. For the same period, the Fund outperformed the -7.69% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
In absolute terms, market performance over the period has been dominated by the Russian invasion of Ukraine, which occurred around the midpoint of the period. The invasion drew widespread condemnation and elicited a range of strict sanctions from the U.S. and its allies. The invasion amplified existing concerns over inflation pressures, particularly through food and energy, although U.S. economic data otherwise remained stable.
Declines affected most sectors of the market during the period. There were dramatic declines for some stocks, most notably in the in the Media & Entertainment and Auto sectors. Conversely, Energy stocks saw their share prices soar as Russian sanctions cut global gas supplies.
As markets fell, there has been more resilient performance from cheaper, more profitable companies. However, these stocks did give back some relative performance as markets rallied in July. The Fund’s Governance factor, which measures whether companies can generate returns for shareholders without signs of earnings manipulation or excessive capital expenditure, was a consistent contributor to active returns over the period.
The other investment style factors the Fund targets were flat or a negatively affected performance. Notably, sustainability factors have underperformed relative to the broader equity market year to date for 2022 amid surging commodity prices and other macro concerns.
In general, we aim to generate alpha from our stock selection rather than from industry or sector tilts. As expected, the Fund’s performance over the period was driven primarily by stock selection, with sector positioning producing only modest results. Specifically, the Fund’s positioning in the Technology and Financials sectors benefited performance during the period, more than offsetting the drag from poor performance that was driven by the Fund’s holdings within the Consumer Discretionary and Utilities sectors.
We maintained the positive sustainability profile of the Fund over the period, and in some areas saw a slight improvement. The carbon footprint of the Fund showed a 54% reduction in carbon intensity against the benchmark level. In the Fund’s sustainability framework, for every $1 million invested in the Fund, this 54% reduction is equivalent to the carbon removed from the atmosphere by over 1,300 tree seedlings grown for 10 years.
The Fund uses derivatives for efficient management purposes, and overall these derivatives had a slightly negative performance impact on the Fund during the period.
What is the outlook as of the end of the period?
We believe that factor investing is a scientific endeavor; therefore, we seek to apply that scientific method to investing, basing our investment decisions on the empirical analysis of data rather than relying on intuition. Making incremental changes to our strategies helps ensure that we stay at the forefront of factor investing. Looking forward, we believe that we remain on target to introduce new environmental and social factors and portfolio construction enhancements to the Fund later this year.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • The Fund’s environmental, social, and/or governance (ESG) investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

16

Hartford Schroders ESG US Equity ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Composition by Sector(1)
as of 07/31/2022
Sector	Percentage of Net Assets
Equity Securities
Communication Services	8.9%
Consumer Discretionary	15.6
Consumer Staples	10.4
Energy	3.5
Financials	8.5
Health Care	15.5
Industrials	8.7
Information Technology	23.2
Materials	3.0
Real Estate	1.2
Utilities	1.1
Total	99.6%
Short-Term Investments	0.3
Other Assets & Liabilities	0.1
Total	100.0%

(1)	A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.
17

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 04/18/2018 Sub-advised by Schroder Investment Management North America Inc. and its sub-sub-adviser, Schroder Investment Management North America Limited	Investment objective – The Fund seeks total return on an after-tax basis.
Comparison of Change in Value of $10,000 Investment (04/18/2018 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2022
	1 Year	Since Inception[1]
Tax-Aware Bond ETF (NAV Return)	-6.58%	2.01%
Tax-Aware Bond ETF (Market Price Return)	-6.67%	2.00%
Bloomberg Municipal Bond Index	-6.93%	2.19%

[1]	Inception: 04/18/2018
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.39%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2022.

18

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
Lisa Hornby, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
Neil G. Sutherland, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
Julio C. Bonilla, CFA
Portfolio Manager
Schroder Investment Management North America Inc.
David May
Portfolio Manager
Schroder Investment Management North America Inc.

Manager Discussion
How did the Fund perform during the period?
Hartford Schroders Tax-Aware Bond ETF returned -6.58% based on net asset value for the year ended July 31, 2022, outperforming the Fund’s benchmark, the Bloomberg Municipal Bond Index, which returned -6.93% for the same period. The Fund also outperformed the -8.38% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the year.
Why did the Fund perform this way?
The year ended July 31, 2022 was notable for the sizeable decrease in risk tolerance within the market, which began early in 2022 due to a combination of high and rising inflation data and the Russia/Ukraine conflict. Risk assets, including both investment-grade corporate bonds and tax-exempt municipal bonds, experienced negative excess returns relative to U.S. Treasuries for the same period, as investors responded to the Russia/Ukraine conflict, rising inflation, and supply chain issues. For the same period, investment-grade corporate bonds, as represented by the Bloomberg Corporate Bond Index, had excess returns of -2.63% compared to Treasuries.
The Fund outperformed the Bloomberg Municipal Bond Index (the “Index”) for the year as the fund’s shorter relative duration positioning benefitted results as interest rates rose in the period. Additionally, asset allocation was positive as the Fund's underweight position to tax-exempt municipals and allocation to US Treasuries contributed as ratios widened and high quality municipals underperformed duration equivalent Treasuries. Within the Fund’s tax-exempt exposure, there were large positive impacts to relative performance from underweighting General Obligation bonds, other revenue sector bonds, the Transportation sector, and the Utilities sector along with an overweight to Federal Agency securities, which was the best performing sector of the municipal bond market for the year. Conversely, the flattening in the Treasury yield curve during the year negatively impacted the Fund’s performance, since the Fund had more exposure at shorter durations. Additionally, the Fund’s out-of-benchmark exposure to corporate bonds detracted from performance relative to the Index as spreads widened. Within tax-exempts, issue selection was negative impacted results, generally within the Federal Agency issuances, as many of these positions were longer duration in nature.
Throughout the Fund’s fiscal year, the Fund significantly reduced its Corporate and Treasury allocation to approximately 7.00% and 6.00% percent of the portfolio respectively. The majority of this change occurred in April 2022 when the Fund increased its allocation to tax-exempt municipals and continued to add to these positions throughout the rest of the fiscal year. The Fund ended the year with an approximately 87% allocation to tax-exempt municipals. Within tax-exempt municipals, the largest increases in the Fund’s exposure fiscal year-to-date occurred primarily within general obligation bonds, Federal Agencies, leasing, and other revenue producing holdings.
Additionally, the Fund’s small derivatives exposure, specifically Treasury futures used to manage duration, was neutral to performance for the one-year period.
What is the outlook as of the end of the period?
While the negative returns, particularly in high-quality fixed income, have been significant during 2022, we believe the prospective returns and macroeconomic backdrop for fixed income are likely to become much more favorable in the coming months and quarters due to several factors. Absolute bond yields across a variety of fixed income indices are now trading in the high 90s or 100th percentile over various time periods. Investors also experienced a transformation from the most expensive bond market to nearly the cheapest one in fewer than twelve months.
While the macroeconomic environment still to us suggests further potential downside for risk assets, including credit spreads, we believe fixed income opportunities generically, and particularly for Treasury

19

Hartford Schroders Tax-Aware Bond ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

yields, is most compelling compared to recent years. We believe absolute returns in fixed income assets will be far more favorable due to three broad factors:
1.	Valuations – Bonds now in our view offer the most attractive absolute yields relative to the last decade;
2.	Inflation – While it currently remains uncomfortably high, base effect and higher frequency data suggest that we are in the process of peaking;
3.	Growth – Higher interest rates and tighter financial conditions are already impacting growth, with market participants anticipating further interest rate increases in the first half of 2023.
In the current environment with bond yields reaching multi-year highs, market volatility increasing and the economy slowing down, we believe bonds now offer an intriguing combination of income, appreciation potential, and diversification.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Municipal securities may be adversely impacted by state/local, political, economic, or market conditions; these risks may be magnified if the Fund focuses its assets in municipal securities of issuers in a few select states. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, and extension risk. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind. • Integration of environmental, social, and/or governance (ESG) factors into the investment process may not work as intended.
Composition by Security Type(1)
as of 07/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	7.8%
Municipal Bonds	86.0
U.S. Government Securities(2)	5.5
Total	99.3%
Short-Term Investments	5.1
Other Assets & Liabilities	(4.4)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2022.
20

Hartford Short Duration ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 05/30/2018 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return.
Comparison of Change in Value of $10,000 Investment (05/30/2018 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2022
	1 Year	Since Inception[1]
Short Duration ETF (NAV Return)	-4.01%	1.85%
Short Duration ETF (Market Price Return)	-3.98%	1.86%
Bloomberg 1-3 Year US Government/Credit Index	-3.22%	1.36%

[1]	Inception: 05/30/2018
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2022.

21

Hartford Short Duration ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Manager
Timothy E. Smith
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Short Duration ETF returned -4.01%, based on net asset value for the one-year period ended July 31, 2022, underperforming its benchmark, the Bloomberg 1-3 Year US Government/Credit Index (the “Index”), which returned -3.22% for the same period. The Fund underperformed the -3.98% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
Over the one-year period ended July 31, 2022, United States (U.S.) fixed income markets generated negative total returns driven by increases in government bond yields, which resulted from the Federal Reserve’s (Fed’s) decision in the first half of 2022 to raise interest rates in response to rising inflation expectations. Additionally, credit spread sectors underperformed duration-equivalent U.S. Treasuries virtually across the board with corporate, non-corporate and securitized debt all underperforming Treasuries. Generally speaking, lower quality debt underperformed higher quality debt as well given investors’ increasing preference for less risky investments. Widening credit spreads during the period were driven primarily by expectations that tighter financial conditions could push the U.S. economy into a recession, and, to a lesser extent, by uncertainty arising from the Russia/Ukraine war.
The Fund’s out-of-benchmark allocations to the securitized sectors, particularly asset backed securities (ABS) and mortgage-backed securities (MBS), were the primary detractors from performance relative to the Bloomberg 1-3 Year US Government/Credit Index. The Fund’s overweight to and security selection within investment-grade credit also detracted from relative performance. Specifically, security selection within the financials and industrials sectors drove negative returns relative to the Index. Out-of-benchmark allocations to bank loans also detracted from relative performance. Duration/yield curve positioning contributed positively to relative performance, primarily due to an underweight to the front-end portion of the yield curve. Additionally, an out-of-benchmark allocation to high yield fixed income investments contributed positively to the Fund’s performance relative to the Index.
Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on Fund performance during the period.
What is the outlook as of the end of the period?
At the end of the period, the Fund maintained exposure to bank loans and high yield credit and continued to have an overweight position in investment-grade corporate credit, favoring the financials and industrials sectors. Additionally, the Fund maintained allocations to agency MBS and non-agency MBS. The Fund’s positioning also continued to favor ABS and higher-quality collateralized loan obligations (CLOs) as well as commercial mortgage-backed securities (CMBS). Market volatility has remained elevated due to the ongoing Russia/Ukraine conflict, sustained inflationary pressures, the Fed engaging in an aggressive interest rate tightening agenda, and the continued spread of COVID-19 variants. The path to a soft landing has narrowed in our view. The Fed's ongoing stance to raise interest rates to combat inflation at a time of slowing growth has pushed the recession narrative to the market's forefront. We believe credit fundamentals have peaked, and we expect there will be greater credit dispersion. Spreads have widened to what we consider to be more reasonable levels but still appear rich relative to the challenges presented by market technicals and fundamentals in our opinion. We believe that ABS fundamentals are supported by strong consumer balance sheets; however, delinquencies are expected to begin to normalize. In our view, recent market volatility has led to cheaper valuations.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund may allocate a portion of its assets to specialist portfolio managers which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • Loans can be difficult to value and less liquid than other types of debt instrument; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. • Restricted securities may be more difficult to sell and price than other securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.

22

Hartford Short Duration ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Composition by Security Type(1)
as of 07/31/2022
Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	22.2%
Corporate Bonds	49.3
Municipal Bonds	0.1
Senior Floating Rate Interests	19.1
U.S. Government Agencies(2)	3.7
U.S. Government Securities	4.8
Total	99.2%
Short-Term Investments	0.3
Other Assets & Liabilities	0.5
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2022.
23

Hartford Sustainable Income ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 09/21/2021 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks to provide current income and long-term total return, within a sustainability framework.
Comparison of Change in Value of $10,000 Investment (09/21/2021 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Cumulative Total Returns
for the Period Ended 07/31/2022
Since Inception[1]
Sustainable Income ETF (NAV Return)	-13.52%
Sustainable Income ETF (Market Price Return)	-13.20%
Bloomberg US Aggregate Bond Index	-9.11%

[1]	Inception: 09/21/2021
Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.54%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the period ended 07/31/2022.

24

Hartford Sustainable Income ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Sustainable Income ETF returned -13.52% based on net asset value for the since-inception period from September 21, 2021, through July 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index (the “Index”), which returned -9.11% for the same period. For the same period, the Fund underperformed the -8.58% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated negative returns during the period from September 21, 2021 through July 31, 2022.
The Index generated a return of -9.11% during the period. During the fiscal year ended July 31, 2022, global sovereign debt yields moved sharply higher as most major central banks moved aggressively to raise interest rates to deal with high inflation. Most fixed-income credit risk sectors underperformed government bonds amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Inflation pressures remained acute throughout the first six months of 2022, although commodity prices declined sharply late in the period to provide some relief. U.S. labor market strength persisted during the same period, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home price appreciation. Investment-grade corporate spreads widened by 0.58%, while high-yield corporate spreads widened by 1.75%, according to Bloomberg Index data.
Within the G10, select central banks, including the U.S. Federal Reserve (Fed), the Reserve Bank of Australia (RBA), and the Riksbank raised interest rates significantly. The European Central Bank (ECB) announced its plan to end quantitative easing and start raising interest rates beginning in July 2022, with President Lagarde suggesting a larger increase would be appropriate in September, if inflation pressures persist. Emerging-markets central banks, particularly across Latin America and Central and Eastern Europe Middle East and Africa (CEEMEA), also continued lifting their policy rates in bigger increments, while Asian central banks raised interest rates more modestly than other emerging-markets regions. The Bank of Japan (BOJ) and the People’s Bank of China (PBOC) were the notable exceptions in terms of retaining accommodative monetary policy. Disruptions emanating from COVID-19 related mobility restrictions sharply weakened Chinese economic data, while inflation remained much more muted in Japan compared to the rest of the world.
Global gross domestic product (GDP) growth largely continued to recover during the first part of the period. By the end of the period, GDP exhibited some divergence, with notable contraction in the U.S. and Japan. After Russia’s surprise invasion of Ukraine, sanctions imposed on Russia by the West and its allies led to retaliatory measures from Moscow including restrictions in gas supplies to parts of Europe, raising concerns about Europe’s energy security. By the end of the period, global growth had slowed moderately, driven by tightening financial conditions, but inflation continued to surprise on the upside and most major central banks became more focused on tightening monetary policy in response.
Over the period, the U.S. dollar rallied strongly versus most currencies as it became increasingly clear that the Fed would likely raise interest rates more aggressively to counter persistently high inflation. By the end of the period, the Japanese Yen declined to its weakest level since 1998, as the BOJ remained the outlier among major G10 central banks in not tightening monetary policy. Commodity-linked currencies across developing markets and emerging markets that have historically had higher volatility (such as the South African rand, Norwegian krone, New Zealand dollar, and Brazilian real) were the other major underperformers as recession concerns came to the forefront by the end of the period. European currencies generally ended lower versus the U.S. dollar. Absolute and excess returns were negative across fixed income sectors over the period. On an excess return basis, select securitized sectors were among the best performers.
Credit sectors, which include the Fund’s global green bond allocation, underperformed government bonds amid heightened market volatility. The Fund’s exposure to emerging-markets (EM) debt, both corporate and select sovereign debt, detracted the most from the Fund’s performance relative to the Index overall amid sharp spread widening over the period. The Fund maintained a pro-risk bias in EM, as we expected EM fundamentals to gradually improve. EM was broadly impacted by the Real Estate sector in China during the period, as well

25

Hartford Sustainable Income ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

as the war in Ukraine in the earlier part of the period. Throughout the period, the sector remained under pressure from rising inflation, interest-rate increases, and a strong U.S. dollar.
Out-of-benchmark allocations to high yield debt and bank loans negatively affected performance relative to the Index, particularly Industrials, as spreads widened across credit sectors during the period, although bank loans held up better given the floating interest rates typically associated with bank loans. An allocation to convertible bonds, where the focused exposures in the Technology and Biotech sectors with what we believed to be strong upside potential, also had a negative impact on Fund performance during the period. This negative impact was partially offset by the Fund’s underweight positioning within investment-grade credit, which contributed positively to the Fund’s performance relative to the Index. The Fund’s allocation to securitized sectors – though not immune to the selloff in other sectors of the market – generally held up better than other credit sectors during the period. The Fund’s overall positioning within securitized investments helped performance relative to the Index, led by positive results from an underweight to agency mortgage-backed securities (MBS). However, an allocation to collateralized loan obligations (CLOs) detracted from relative performance. The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to performance relative to the Index as breakeven inflation rates increased during the period. The Fund held tactical interest rate positions during the period, which contributed positively to relative results.
The Fund added new impact issuers to its portfolio during the period to seek to take advantage of what we believed were compelling valuations within credit resulting from what we viewed as attractive valuations and improving fundamentals and alignment with themes.
Select investments within what we have defined as impact issuers and sustainable leaders and improvers contributed positively to performance relative to the Index in several instances. During the period, the Fund added a pan-African telecom and mobile market services provider that enables small- and medium-sized enterprises and small holder farms to engage directly with local markets, facilitating participation in a growing transaction channel, and providing broader suite of services that increase digital connectivity in areas with below-average coverage. The Fund also added green bonds issued by an alternative energy company and a Chinese property developer; the proceeds of each issuer are expected to be used for eligible green projects.
During the period, the Fund used futures and currency forwards to implement non-U.S. rate and currency positions, which overall contributed positively to the Fund’s performance. Credit swaps (CDX and ITRAXX) were used to manage credit exposure and overall portfolio risk. EM credit default swap (CDX) positions had a positive impact on performance during the period, while high yield CDX and ITRAXX detracted from performance during the period.
What is the outlook as of the end of the period?
The Fund maintained a neutral risk posture overall at the end of the period. We are observing several dislocations across credit sectors, creating what we consider to be opportunities for relative value trades.
We also consider some sector valuations to be significantly attractive relative to their fundamentals. Over the longer-term, our base case is still for us to reduce risk gradually as monetary policy tightening continues and risks to 2023 economic growth appear to continue to build, but we expect to continue to rotate sector investments among relative value opportunities in the months ahead to take advantage of dislocations.
As of the end of the period, the Fund continued to seek to maintain shorter duration while striving to preserve cash and liquidity. At the end of the period, the Fund maintained an underweight exposure to investment grade credit and agency MBS in favor of higher-yielding sectors such as high yield – emphasizing index derivatives, bank loan issuers with what we feel are robust cash flows, and select non-agency residential mortgage-backed securities (RMBS). At the end of the period, the Fund also held select convertible bonds focused on digitization and healthcare innovation themes. Additionally, the Fund holds select green bonds that support resource efficiency projects. At the end of the period, we maintained a pro-risk stance in EM and are focusing on country differentiation given what we believe are uneven fiscal vulnerabilities. At the end of the period, the Fund also held EM corporate issuers that we believe have prudent balance-sheet management and low exposure to their home countries.
Important Risks
The Fund is new and has a limited operating history. Investing involves risk, including the possible loss of principal. Security prices fluctuate in value depending on general market and economic conditions and the prospects of individual companies. The net asset value (NAV) of the Fund's shares may fluctuate due to changes in the market value of the Fund's holdings. The Fund's share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. • Fixed income security risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall. • Investments in high-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political, economic and regulatory developments. These risks may be greater, and include additional risks, for investments in emerging markets. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, regulatory and counterparty risk. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Restricted securities may be more difficult to sell and price than other securities. • Loans can be difficult to value and less liquid than other types of debt instruments; they are also subject to nonpayment, collateral, bankruptcy, default, extension, prepayment and insolvency risks. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Applying sustainability criteria to the investment process may result in foregoing certain investments and underperformance comparative to funds that do not have a similar focus. There is a risk that the
26

Hartford Sustainable Income ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

securities identified by the sub-adviser as meeting its sustainable investing criteria do not operate as anticipated. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor's tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2022
Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.5%
Escrows	0.6
Total	1.1%
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	5.3%
Convertible Bonds	2.8
Corporate Bonds	33.9
Foreign Government Obligations	19.7
Senior Floating Rate Interests	13.8
U.S. Government Agencies(2)	10.3
U.S. Government Securities	19.8
Total	105.6%
Other Assets & Liabilities	(6.7)
Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2022.
27

Hartford Total Return Bond ETF
 Fund Overview
 July 31, 2022 (Unaudited)

Inception 09/27/2017 Sub-advised by Wellington Management Company LLP	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.
Comparison of Change in Value of $10,000 Investment (09/27/2017 - 07/31/2022)
The chart above represents the hypothetical growth of a $10,000 investment in the Fund.
Average Annual Total Returns
for the Periods Ended 07/31/2022
	1 Year	Since Inception[1]
Total Return Bond ETF (NAV Return)	-10.58%	1.46%
Total Return Bond ETF (Market Price Return)	-11.04%	1.38%
Bloomberg US Aggregate Bond Index	-9.12%	1.25%

[1]	Inception: 09/27/2017
Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at hartfordfunds.com.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed or sold, may be worth more or less than their original cost. The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website hartfordfunds.com.
Total returns for the report period presented in the table may differ from the return in the Financial Highlights. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles.
ETF shares are bought and sold at market price, not net asset value (NAV). Total returns are calculated using the daily 4:00 p.m. Eastern Time NAV. Market price returns reflect the midpoint of the bid/ask spread as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns an investor would receive if they traded shares at other times. Brokerage commissions apply and will reduce returns.
The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.
You cannot invest directly in an index.
See “Benchmark Glossary” for benchmark descriptions.
The total annual fund operating expense ratio as shown in the Fund’s most recent prospectus was 0.29%. Actual expenses may be higher or lower. Please see the accompanying Financial Highlights for expense ratios for the year ended 07/31/2022.

28

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

Portfolio Managers
Joseph F. Marvan, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Campe Goodman, CFA
Senior Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP
Robert D. Burn, CFA
Managing Director and Fixed Income Portfolio Manager
Wellington Management Company LLP

Manager Discussion
How did the Fund perform during the period?
Hartford Total Return Bond ETF returned -10.58%, based on net asset value, for the one-year period ended July 31, 2022, underperforming its benchmark, the Bloomberg US Aggregate Bond Index (the “Index”), which returned -9.12% for the same period. The Fund also underperformed the -9.77% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.
Why did the Fund perform this way?
United States (U.S.) fixed income markets generated negative returns during the one-year period ended July 31, 2022. The Index generated a return of -9.12% during the period. During the fiscal year ended July 31, 2022, global sovereign debt yields moved sharply higher as most major central banks moved aggressively to raise interest rates to deal with high inflation. Most fixed-income credit risk sectors underperformed government bonds amid increasing concerns that tighter financial conditions resulting from less accommodative monetary policy could tip the global economy into recession. Inflation pressures remained acute throughout the first six months of 2022, although commodity prices declined sharply late in the period to provide some relief. U.S. labor market strength persisted during the same period, while housing market resilience was tested by surging mortgage rates, lack of inventory, and home price appreciation. Investment-grade corporate spreads widened by 0.58%, while high-yield corporate spreads widened by 1.75%, according to Bloomberg Index data.
Within the G10, select central banks, including the U.S. Federal Reserve (Fed), the Reserve Bank of Australia (RBA), and the Riksbank raised interest rates significantly. The European Central Bank (ECB) announced its plan to end quantitative easing and start raising interest rates beginning in July 2022, with President Lagarde suggesting a larger increase would be appropriate in September, if inflation pressures persist. Emerging-markets central banks, particularly across Latin America and Central and Eastern Europe Middle East and Africa (CEEMEA), also continued lifting their policy rates in bigger increments, while Asian central banks raised interest rates more modestly than other emerging-markets regions. The Bank of Japan (BOJ) and the People’s Bank of China (PBOC) were the notable exceptions in terms of retaining accommodative monetary policy. Disruptions emanating from COVID-19 related mobility restrictions sharply weakened Chinese economic data, while inflation remained much more muted in Japan compared to the rest of the world.
Global gross domestic product (GDP) growth largely continued to recover during the first part of the period. By the end of the period, GDP exhibited some divergence, with notable contraction in the U.S. and Japan. After Russia’s surprise invasion of Ukraine, sanctions imposed on Russia by the West and its allies led to retaliatory measures from Moscow including restrictions in gas supplies to parts of Europe, raising concerns about Europe’s energy security. By the end of the period, global growth had slowed moderately, driven by tightening financial conditions, but inflation continued to surprise on the upside and most major central banks became more focused on tightening monetary policy in response.
Over the period, the U.S. dollar rallied strongly versus most currencies as it became increasingly clear that the Fed would likely raise interest rates more aggressively to counter persistently high inflation. By the end of the period, the Japanese Yen declined to its weakest level since 1998, as the BOJ remained the outlier among major G10 central banks in not tightening monetary policy. Commodity-linked currencies across developing markets and emerging markets that have historically had higher volatility (such as the South African rand, Norwegian krone, New Zealand dollar, and Brazilian real) were the other major underperformers as recession concerns came to the forefront by the end of the period. European currencies generally ended lower versus the U.S. dollar. Absolute and excess returns were negative across fixed income sectors over the period. On an excess return basis, select securitized sectors were among the best performers.
The Fund’s overweight to and out-of-benchmark exposure to credit risk sectors during the period represented the primary detractors from performance relative to the Index, as government bonds outperformed risk assets in light of heightened market volatility. The Fund’s allocation to structured finance sectors negatively affected relative performance, particularly the Fund’s exposure to non-agency residential mortgage-backed securities (RMBS). An overweight to agency MBS pass-throughs detracted from performance relative to the Index as well given the increase in interest rate volatility, as well as

29

Hartford Total Return Bond ETF
 Fund Overview – (continued)
 July 31, 2022 (Unaudited)

expectations for balance sheet normalization. Out-of-benchmark exposure to high yield had a negative impact over the period, while exposure to bank loans had a neutral impact as the sector held up much better than high yield given the floating interest rates typically associated with bank loans. The Fund’s allocation to emerging markets (EM) sovereign and corporate debt had a negative impact on relative performance as the sector remained under pressure from rising inflation, interest-rate increases, and a strong U.S. dollar. The Fund’s positioning within investment grade credit contributed positively to performance relative to the Index. The Fund’s allocation to Treasury Inflation Protected Securities (TIPS) contributed positively to relative performance as inflation expectations increased during the period. The Fund held tactical interest rate positions during the period, including interest-rate futures and swaps, which detracted overall from performance relative to the Index during the period.
What is the outlook as of the end of the period?
We observe a number of dislocations across credit sectors, creating what we consider to be opportunities for relative value trades, and we believe some sector valuations are significantly attractive relative to their fundamentals. Over the medium term, our base case is still for us to reduce risk gradually as monetary policy tightening continues and risks to 2023 economic growth appear to continue to build, but we expect to continue to rotate investments among relative value opportunities in the months ahead to take advantage of dislocations.
The Fund ended the period with an underweight positioning to investment-grade credit in favor of higher-yielding and securitized sectors. The Fund maintained an overweight to agency MBS pass-throughs with a focus on what we consider to be relative value opportunities. The Fund also held structured finance exposure tied to residential mortgages, high-quality collateralized loan obligations, collateralized mortgage obligations, and senior CMBS tranches with attractive collateral. Additionally, as of the end of the period the Fund held an out-of-benchmark allocation to high yield as we expect default rates to remain low, and maintained an allocation to bank loans, which we believe will benefit from higher policy rates. The Fund continued to hold select exposure to EM debt as of the end of the period, where we see attractive valuations and improving fundamentals.
Important Risks
Investing involves risk, including the possible loss of principal. The net asset value (NAV) of the Fund’s shares may fluctuate due to changes in the market value of the Fund’s holdings which may in-turn fluctuate due to market and economic conditions. The Fund’s share price may fluctuate due to changes in the relative supply of and demand for the shares on an exchange. The Fund may allocate a portion of its assets to specialist portfolio managers, which may not work as intended. • Fixed income security risks include credit, liquidity, call, duration, event, and interest-rate risk. As interest rates rise, bond prices generally fall. • The risks associated with mortgage-related and asset-backed securities include credit, interest-rate, prepayment, liquidity, default and extension risk. • The purchase of securities in the To-Be-Announced (TBA) market can result in higher portfolio turnover and related expenses as well as price and counterparty risk. • Derivatives are generally more volatile and sensitive to changes in market or economic conditions than other securities; their risks include currency, leverage, liquidity, index, pricing, and counterparty risk. • Foreign investments may be more volatile and less liquid than U.S. investments and are subject to the risk of currency fluctuations and adverse political and economic developments. These risks may be greater for investments in emerging markets. • High-yield ("junk") bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. • Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. • Restricted securities may be more difficult to sell and price than other securities. • The Fund may have high portfolio turnover, which could increase its transaction costs and an investor’s tax liability. • In certain instances, unlike other ETFs, the Fund may effect creations and redemptions partly or wholly for cash, rather than in-kind, which may make the Fund less tax-efficient and incur more fees than an ETF that primarily or wholly effects creations and redemptions in-kind.
Composition by Security Type(1)
as of 07/31/2022
Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0% *
Fixed Income Securities
Asset & Commercial Mortgage-Backed Securities	25.2%
Corporate Bonds	31.4
Foreign Government Obligations	5.1
Municipal Bonds	1.5
Senior Floating Rate Interests	2.0
U.S. Government Agencies(2)	43.1
U.S. Government Securities	14.5
Total	122.8%
Short-Term Investments	0.5
Other Assets & Liabilities	(23.3)
Total	100.0%

*	Percentage rounds to zero.

(1)	For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
(2)	All, or a portion of the securities categorized as U.S. Government Agencies, were agency mortgage-backed securities as of July 31, 2022.

30

Hartford Active ETFs
Benchmark Glossary (Unaudited)

Bloomberg 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes) is comprised of the US Government/Credit component of the Bloomberg US Aggregate Bond Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.
Bloomberg Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is designed to cover the USD-denominated long-term tax-exempt bond market.
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities that cover the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Commodity Index Total Return (reflects no deduction for fees, expenses or taxes) is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index ("BCOM"). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) US Treasury bills.
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index based on their market capitalization and current index membership.
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) is designed to measure the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index is designed to measure the performance of the 3,000 largest US companies based on total market capitalizations.
“Bloomberg®” and the above referenced Bloomberg index(es) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Hartford Funds Management Company, LLC ("HFMC"). The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of Bloomberg to HFMC is the licensing of certain trademarks, trade names and service marks and of the above referenced Bloomberg index(es), which is determined, composed and calculated by BISL without regard to HFMC or the Funds. Bloomberg has no obligation to take the needs of HFMC or the owners of the Funds into consideration in determining, composing or calculating the above referenced Bloomberg index(es). Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds' customers, in connection with the administration, marketing or trading of the Funds.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY HFMC, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES --WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE --ARISING IN CONNECTION WITH THE ABOVE REFERENCED BLOOMBERG INDEX(ES) OR ANY DATA OR VALUES RELATING THERETO --WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

31

Hartford Active ETFs
Expense Examples (Unaudited)

Your Fund's Expenses
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including investment management fees and certain other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of February 1, 2022 through July 31, 2022. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.
Actual Expenses
The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would be higher. Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (including expenses of the independent trustees and their counsel, extraordinary expenses and interest expense). Expenses are equal to a Fund's annualized expense ratio multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During the Period February 1, 2022 through July 31, 2022	Beginning Account Value February 1, 2022	Ending Account Value July 31, 2022	Expenses Paid During the Period February 1, 2022 through July 31, 2022	Annualized expense ratio
Hartford Core Bond ETF	$ 1,000.00	$ 929.10	$ 1.39	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Large Cap Growth ETF	$ 1,000.00	$ 782.00	$ 2.61	$ 1,000.00	$ 1,021.87	$ 2.96	0.59%
Hartford Municipal Opportunities ETF	$ 1,000.00	$ 960.20	$ 1.41	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Schroders Commodity Strategy ETF (Consolidated)	$ 1,000.00	$ 1,152.90	$ 4.75	$ 1,000.00	$ 1,020.38	$ 4.46	0.89%
Hartford Schroders ESG US Equity ETF	$ 1,000.00	$ 919.50	$ 1.86	$ 1,000.00	$ 1,022.86	$ 1.96	0.39%
Hartford Schroders Tax-Aware Bond ETF	$ 1,000.00	$ 962.50	$ 1.90	$ 1,000.00	$ 1,022.86	$ 1.96	0.39%
Hartford Short Duration ETF	$ 1,000.00	$ 968.80	$ 1.42	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
Hartford Sustainable Income ETF	$ 1,000.00	$ 903.20	$ 2.55	$ 1,000.00	$ 1,022.12	$ 2.71	0.54%
Hartford Total Return Bond ETF	$ 1,000.00	$ 921.90	$ 1.38	$ 1,000.00	$ 1,023.36	$ 1.45	0.29%
32

Hartford Core Bond ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.9%
	Asset-Backed - Automobile - 0.4%
$ 105,000	Prestige Auto Receivables Trust 1.62%, 11/16/2026(1)	$ 102,245
380,000	Santander Drive Auto Receivables Trust 4.42%, 11/15/2027	382,468
53,643	Tricolor Auto Securitization Trust 0.74%, 04/15/2024(1)	53,377
	Westlake Automobile Receivables Trust
105,000	1.65%, 02/17/2026(1)	101,071
280,000	4.31%, 09/15/2027(1)	278,992
		918,153
	Asset-Backed - Credit Card - 0.0%
110,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	104,404
	Asset-Backed - Finance & Insurance - 4.9%
380,000	Bain Capital Credit CLO Ltd. 3.96%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)	368,230
580,000	Barings CLO Ltd. 3.90%, 10/20/2030, 3 mo. USD LIBOR + 1.190%(1)(2)	572,776
83,475	BHG Securitization Trust 0.90%, 10/17/2034(1)	79,125
	BlueMountain CLO Ltd.
460,000	2.67%, 11/20/2034, 3 mo. USD LIBOR + 1.190%(1)(2)	446,459
250,000	3.81%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	241,539
470,000	3.89%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	455,258
246,409	Carlyle Global Market Strategies CLO Ltd. 2.46%, 05/15/2031, 3 mo. USD LIBOR + 1.050%(1)(2)	240,694
	Carlyle U.S. CLO Ltd.
270,000	3.73%, 04/20/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	265,410
250,000	3.79%, 04/20/2034, 3 mo. USD LIBOR + 1.080%(1)(2)	242,973
300,000	CIFC Funding Ltd. 3.88%, 10/20/2034, 3 mo. USD LIBOR + 1.170%(1)(2)	290,244
	Dryden CLO Ltd.
270,000	3.53%, 04/15/2031, 3 mo. USD LIBOR + 1.020%(1)(2)	264,535
410,000	3.84%, 07/17/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	396,649
15,620	FREED ABS Trust 0.62%, 11/20/2028(1)	15,579
640,000	FS Rialto 3.41%, 11/16/2036, 1 mo. USD LIBOR + 1.250%(1)(2)	615,059
785,000	Galaxy XXIV CLO Ltd. 3.63%, 01/15/2031, 3 mo. USD LIBOR + 1.120%(1)(2)	772,287
	Madison Park Funding Ltd.
270,000	3.77%, 01/15/2033, 3 mo. USD LIBOR + 1.260%(1)(2)	265,434
385,000	3.86%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	373,090
250,000	Magnetite Ltd. 3.81%, 07/20/2031, 3 mo. USD LIBOR + 1.100%(1)(2)	245,719
99,432	Marlette Funding Trust 0.65%, 12/15/2031(1)	97,370
330,000	MF1 Multifamily Housing Mortgage 3.22%, 02/19/2037, 3 mo USD SOFR + 1.750%(1)(2)	314,360
	Octagon Investment Partners Ltd.
785,000	2.41%, 02/14/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	767,141
255,000	3.67%, 04/15/2035(1)(2)	244,954
	Progress Residential Trust
404,782	1.51%, 10/17/2038(1)	365,138
108,000	4.45%, 06/17/2039(1)	109,381
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.9% - (continued)
	Asset-Backed - Finance & Insurance - 4.9% - (continued)
$ 345,000	Regatta Funding Ltd. 3.87%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	$ 334,354
395,000	RR LLC 3.66%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	382,732
340,000	RR Ltd. 3.62%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	329,017
	Sound Point CLO Ltd.
785,000	3.51%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	766,019
390,000	3.85%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	378,704
217,073	Upstart Securitization Trust 0.84%, 09/20/2031(1)	208,643
	Venture CLO Ltd.
390,000	3.64%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	373,731
660,000	3.66%, 07/15/2032, 3 mo. USD LIBOR + 1.150%(1)(2)	642,881
150,000	3.75%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	145,843
250,000	Voya CLO Ltd. 3.93%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(1)(2)	245,775
300,000	Wellfleet CLO Ltd. 3.88%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	292,208
		12,149,311
	Commercial Mortgage-Backed Securities - 3.7%
120,000	Barclays Commercial Mortgage Trust 4.60%, 06/15/2055(3)	126,828
	Benchmark Mortgage Trust
562,182	1.52%, 01/15/2054(3)(4)	54,189
618,054	1.79%, 07/15/2053(3)(4)	54,482
181,302	BX Commercial Mortgage Trust 2.92%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	178,655
69,340	Citigroup Commercial Mortgage Trust 3.61%, 11/10/2048	68,898
	Commercial Mortgage Trust
100,000	2.82%, 01/10/2039(1)	92,265
35,000	3.18%, 02/10/2048	34,384
150,000	3.31%, 03/10/2048	147,449
110,000	3.38%, 01/10/2039(1)	99,836
210,000	3.61%, 08/10/2049(1)(3)	204,021
30,000	CSAIL Commercial Mortgage Trust 4.36%, 11/15/2051(3)	30,467
97,883	CSMC Trust 2.26%, 08/15/2037(1)	90,776
280,000	DBGS Mortgage Trust 4.47%, 10/15/2051	287,155
	DBJPM Mortgage Trust
468,466	1.71%, 09/15/2053(3)(4)	36,584
37,192	3.04%, 05/10/2049	36,482
154,711	FirstKey Homes Trust 4.15%, 05/17/2039(1)	153,920
	FREMF Mortgage Trust
295,000	3.61%, 04/25/2048(1)(3)	290,235
90,000	3.67%, 11/25/2049(1)(3)	88,570
230,000	3.76%, 07/25/2026(1)(3)	225,677
225,000	3.94%, 06/25/2049(1)(3)	222,377
315,000	4.16%, 08/25/2047(1)(3)	313,250
	GS Mortgage Securities Trust
45,000	2.69%, 08/15/2024, 1 mo. USD SOFR + 0.731%	44,123
375,000	3.44%, 11/10/2049(3)	365,735
200,000	Hawaii Hotel Trust 3.15%, 05/15/2038, 1 mo. USD LIBOR + 1.150%(1)(2)	194,727
1,097,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.82%, 08/15/2049	1,052,598

The accompanying notes are an integral part of these financial statements.
33

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.9% - (continued)
	Commercial Mortgage-Backed Securities - 3.7% - (continued)
	JPMBB Commercial Mortgage Securities Trust
$ 113,838	2.95%, 06/15/2049	$ 111,775
150,000	3.24%, 10/15/2050	147,551
66,350	3.56%, 12/15/2048	65,681
635,000	3.58%, 03/17/2049	627,425
632,000	JPMDB Commercial Mortgage Securities Trust 3.14%, 12/15/2049	608,941
	Morgan Stanley Bank of America Merrill Lynch Trust
100,000	2.92%, 02/15/2046	99,437
210,000	3.53%, 12/15/2047	207,359
150,000	One Market Plaza Trust 3.61%, 02/10/2032(1)	147,292
50,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	47,517
100,000	VNDO Mortgage Trust 3.00%, 11/15/2030(1)	99,827
	Wells Fargo Commercial Mortgage Trust
360,000	3.15%, 05/15/2048	352,692
719,000	3.43%, 03/15/2059	706,881
67,242	3.52%, 12/15/2048	66,438
420,000	3.64%, 03/15/2050	414,737
235,000	3.81%, 12/15/2048	233,891
	Wells Fargo N.A.
4,016,872	0.64%, 11/15/2062(3)(4)	154,208
962,956	0.94%, 02/15/2052(3)(4)	45,474
1,490,571	1.34%, 11/15/2053(3)(4)	121,763
1,275,198	1.78%, 03/15/2063(3)(4)	137,499
170,000	2.04%, 02/15/2054	147,423
145,000	4.41%, 11/15/2061(3)	149,262
23,447	WFRBS Commercial Mortgage Trust 2.98%, 06/15/2046	23,372
		9,210,128
	Other Asset-Backed Securities - 2.8%
	Affirm Asset Securitization Trust
47,400	1.90%, 01/15/2025(1)	46,548
18,649	3.46%, 10/15/2024(1)	18,559
100,000	Arbor Realty Commercial Real Estate Notes Ltd. 3.10%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	97,510
150,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	141,398
85,207	Bayview Mortgage Fund Trust 3.50%, 01/28/2058(1)(3)	83,569
66,132	Bayview Opportunity Master Fund Trust 3.50%, 06/28/2057(1)(3)	65,410
153,063	Domino's Pizza Master Issuer LLC 2.66%, 04/25/2051(1)	135,072
270,000	KKR CLO Ltd. 3.51%, 04/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	264,999
186,650	Navient Private Education Refi Loan Trust 0.97%, 12/16/2069(1)	167,464
330,000	New Residential Advance Receivables Trust 1.43%, 08/15/2053(1)	315,475
305,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	290,854
	Pretium Mortgage Credit Partners LLC
210,810	1.74%, 07/25/2051(1)(5)	201,101
577,040	1.84%, 09/25/2051(1)(5)	536,588
135,749	1.87%, 07/25/2051(1)(5)	126,399
263,450	1.99%, 02/25/2061(1)(5)	252,507
492,779	2.36%, 10/27/2060(1)(5)	464,620
585,025	2.49%, 10/25/2051(1)(5)	556,970
	Progress Residential Trust
145,000	3.20%, 04/17/2039(1)	138,444
400,000	4.44%, 05/17/2041(1)	402,904
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.9% - (continued)
	Other Asset-Backed Securities - 2.8% - (continued)
$ 100,000	Regional Management Issuance Trust 2.34%, 10/15/2030(1)	$ 93,754
123,251	SCF Equipment Leasing 1.19%, 10/20/2027(1)	120,538
51,777	SoFi Consumer Loan Program Trust 0.49%, 09/25/2030(1)	50,263
60,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	55,186
75,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	68,717
655,000	Tricon Residential Trust 3.86%, 04/17/2039(1)	640,823
85,005	Upstart Securitization Trust 0.83%, 07/20/2031(1)	82,535
235,000	Vantage Data Centers Issuer LLC 1.65%, 09/15/2045(1)	214,664
312,455	VOLT CIII LLC 1.99%, 08/25/2051(1)(5)	299,568
222,639	VOLT XCIII LLC 1.89%, 02/27/2051(1)(5)	210,087
167,190	VOLT XCIV LLC 2.24%, 02/27/2051(1)(5)	159,403
199,936	VOLT XCIX LLC 2.12%, 04/25/2051(1)(5)	190,884
126,514	VOLT XCV LLC 2.24%, 03/27/2051(1)(5)	120,013
202,950	Wendy's Funding LLC 2.37%, 06/15/2051(1)	174,192
99,500	Wingstop Funding LLC 2.84%, 12/05/2050(1)	87,954
		6,874,972
	Packaging & Containers - 0.1%
235,000	245 Park Avenue Trust 3.51%, 06/05/2037(1)	222,703
	Whole Loan Collateral CMO - 10.0%
386,268	510 Asset Backed Trust 2.12%, 06/25/2061(1)(5)	360,683
	Angel Oak Mortgage Trust
111,208	0.91%, 01/25/2066(1)(3)	102,670
377,750	0.95%, 07/25/2066(1)(3)	353,741
83,908	0.99%, 04/25/2053(1)(3)	80,732
93,600	0.99%, 04/25/2066(1)(3)	88,853
231,806	1.04%, 01/20/2065(1)(3)	198,123
181,145	1.07%, 05/25/2066(1)(3)	162,506
518,838	1.46%, 09/25/2066(1)(3)	442,717
36,789	1.47%, 06/25/2065(1)(3)	35,086
59,521	1.69%, 04/25/2065(1)(3)	54,499
263,781	1.82%, 11/25/2066(1)(3)	239,663
650,167	2.88%, 12/25/2066(1)(5)	610,570
10,132	Angel Oak Mortgage Trust LLC 3.65%, 09/25/2048(1)(3)	10,063
37,324	Arroyo Mortgage Trust 3.81%, 01/25/2049(1)(3)	35,958
178,416	BINOM Securitization Trust 2.03%, 06/25/2056(1)(3)	163,429
	BRAVO Residential Funding Trust
70,142	0.94%, 02/25/2049(1)(3)	65,502
111,845	0.97%, 03/25/2060(1)(3)	109,035
429,720	1.62%, 03/01/2061(1)(5)	398,122
	Bunker Hill Loan Depositary Trust
73,201	1.72%, 02/25/2055(1)(3)	70,710
30,760	2.88%, 07/25/2049(1)(5)	29,702
82,375	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	75,577
486,428	CIM Trust 1.43%, 07/25/2061(1)(3)	444,874
	COLT Mortgage Loan Trust
47,572	0.80%, 07/27/2054(1)	44,054
146,121	0.91%, 06/25/2066(1)(3)	129,015
221,284	0.92%, 08/25/2066(1)(3)	190,572
415,417	0.96%, 09/27/2066(1)(3)	345,272
533,908	1.11%, 10/25/2066(1)(3)	472,632
60,505	1.33%, 10/26/2065(1)(3)	56,905
269,729	1.39%, 01/25/2065(1)(3)	243,502
43,086	1.51%, 04/27/2065(1)(3)	41,221
614,009	2.28%, 12/27/2066(1)(3)	556,464
102,311	4.30%, 03/25/2067(1)(3)	100,789

The accompanying notes are an integral part of these financial statements.
34

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.9% - (continued)
	Whole Loan Collateral CMO - 10.0% - (continued)
	CSMC Trust
$ 106,375	0.83%, 03/25/2056(1)(3)	$ 92,105
217,005	0.94%, 05/25/2066(1)(3)	186,873
530,522	1.17%, 07/25/2066(1)(3)	450,830
204,061	1.18%, 02/25/2066(1)(3)	193,243
103,413	1.21%, 05/25/2065(1)(5)	97,930
88,070	1.80%, 12/27/2060(1)(3)	83,535
261,509	1.84%, 10/25/2066(1)(3)	238,382
184,638	2.00%, 01/25/2060(1)(3)	171,347
624,440	2.27%, 11/25/2066(1)(3)	557,869
	Deephaven Residential Mortgage Trust
32,917	0.72%, 05/25/2065(1)(3)	31,537
67,496	0.90%, 04/25/2066(1)(3)	58,625
	Ellington Financial Mortgage Trust
40,531	0.80%, 02/25/2066(1)(3)	36,541
66,640	0.93%, 06/25/2066(1)(3)	59,097
32,983	1.18%, 10/25/2065(1)(3)	31,220
368,487	1.24%, 09/25/2066(1)(3)	326,589
292,366	2.21%, 01/25/2067(1)(3)	266,817
590,000	FirstKey Homes Trust 4.25%, 07/17/2039(1)	587,952
	GCAT Trust
137,336	0.87%, 01/25/2066(1)(3)	131,164
124,325	1.04%, 05/25/2066(1)(3)	116,007
360,786	1.09%, 08/25/2066(1)(3)	312,394
530,300	1.26%, 07/25/2066(1)(3)	455,811
26,108	1.56%, 04/25/2065(1)(5)	24,949
208,058	1.92%, 08/25/2066(1)(3)	197,516
11,965	2.25%, 01/25/2060(1)(5)	11,613
	Imperial Fund Mortgage Trust
209,284	1.07%, 09/25/2056(1)(3)	180,594
616,549	2.09%, 01/25/2057(1)(3)	529,962
679,317	3.64%, 03/25/2067(1)(5)	649,710
	Legacy Mortgage Asset Trust
100,989	1.65%, 11/25/2060(1)(5)	96,677
90,251	1.75%, 04/25/2061(1)(5)	86,335
120,597	1.75%, 07/25/2061(1)(5)	114,679
	MetLife Securitization Trust
44,285	3.75%, 03/25/2057(1)(3)	43,193
46,081	3.75%, 04/25/2058(1)(3)	45,537
	MFA Trust
29,805	1.01%, 01/26/2065(1)(3)	28,685
163,604	1.03%, 11/25/2064(1)(3)	146,645
87,268	1.15%, 04/25/2065(1)(3)	84,876
	Mill City Mortgage Loan Trust
102,688	3.25%, 10/25/2069(1)(3)	99,683
41,291	3.50%, 05/25/2058(1)(3)	40,880
	New Residential Mortgage Loan Trust
91,272	0.94%, 07/25/2055(1)(3)	83,723
69,350	0.94%, 10/25/2058(1)(3)	66,597
444,901	1.16%, 11/27/2056(1)(3)	395,267
22,072	1.65%, 05/24/2060(1)(3)	20,639
574,913	2.28%, 01/25/2026(1)(3)	516,152
106,863	3.50%, 12/25/2057(1)(3)	104,503
17,878	3.75%, 03/25/2056(1)(3)	17,338
48,566	3.75%, 11/25/2058(1)(3)	47,227
208,792	4.00%, 03/25/2057(1)(3)	205,928
226,944	4.00%, 12/25/2057(1)(3)	221,588
263,116	NMLT Trust 1.19%, 05/25/2056(1)(3)	235,677
	OBX Trust
260,563	1.05%, 07/25/2061(1)(3)	223,960
180,729	1.07%, 02/25/2066(1)(3)	164,339
518,280	Onslow Bay Financial LLC 2.31%, 11/25/2061(1)(3)	474,511
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.9% - (continued)
	Whole Loan Collateral CMO - 10.0% - (continued)
	Preston Ridge Partners Mortgage Trust LLC
$ 104,000	1.32%, 07/25/2051(1)(5)	$ 96,987
264,112	1.74%, 09/25/2026(1)(3)	245,418
167,813	1.79%, 06/25/2026(1)(5)	162,142
268,475	1.79%, 07/25/2026(1)(5)	251,069
301,218	1.87%, 04/25/2026(1)(5)	285,581
415,200	1.87%, 08/25/2026(1)(5)	394,965
73,374	2.12%, 03/25/2026(1)(3)	70,465
59,398	2.36%, 11/25/2025(1)(5)	56,905
533,936	2.36%, 10/25/2026(1)(5)	505,179
79,818	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	76,768
21,183	Seasoned Credit Risk Transfer Trust 2.50%, 08/25/2059	20,454
	Starwood Mortgage Residential Trust
57,156	0.94%, 05/25/2065(1)(3)	54,757
451,390	1.16%, 08/25/2056(1)(3)	402,801
151,989	1.22%, 05/25/2065(1)(3)	142,342
24,531	1.49%, 04/25/2065(1)(3)	23,841
405,211	1.92%, 11/25/2066(1)(3)	354,469
	Toorak Mortgage Corp. Ltd.
184,864	1.15%, 07/25/2056(1)(3)	167,111
190,000	2.24%, 06/25/2024(1)(5)	178,121
	Towd Point Mortgage Trust
129,869	1.75%, 10/25/2060(1)	119,854
286,508	2.16%, 01/25/2052(1)(3)	281,971
97,777	2.75%, 10/25/2056(1)(3)	97,056
189,687	2.75%, 06/25/2057(1)(3)	184,882
109,423	2.75%, 07/25/2057(1)(3)	108,110
178,594	2.75%, 10/25/2057(1)(3)	175,532
54,103	2.90%, 10/25/2059(1)(3)	52,523
365,460	2.92%, 11/30/2060(1)(3)	334,460
44,380	3.25%, 03/25/2058(1)(3)	43,502
211,634	3.67%, 03/25/2058(1)(3)	207,598
	VCAT LLC
149,302	1.74%, 05/25/2051(1)(5)	142,639
841,524	1.87%, 08/25/2051(1)(5)	796,256
574,877	1.92%, 09/25/2051(1)(5)	533,068
62,391	2.12%, 03/27/2051(1)(5)	59,504
	Verus Securitization Trust
92,339	0.92%, 02/25/2064(1)(3)	85,507
185,866	0.94%, 07/25/2066(1)(3)	167,208
470,996	1.01%, 09/25/2066(1)(3)	404,141
79,091	1.03%, 02/25/2066(1)(3)	70,531
62,495	1.22%, 05/25/2065(1)(5)	59,126
41,076	1.50%, 05/25/2065(1)(5)	39,029
283,047	1.82%, 11/25/2066(1)(3)	255,613
558,102	1.83%, 10/25/2066(1)(3)	500,254
47,348	2.69%, 11/25/2059(1)(3)	46,159
394,259	2.72%, 01/25/2067(1)(5)	365,301
		24,577,291
	Total Asset & Commercial Mortgage-Backed Securities (cost $57,802,118)	$ 54,056,962
CORPORATE BONDS - 30.5%
	Aerospace/Defense - 0.5%
416,000	Boeing Co. 5.04%, 05/01/2027	$ 424,227
	L3Harris Technologies, Inc.
72,000	3.85%, 06/15/2023	72,042
100,000	4.40%, 06/15/2028	100,807
62,000	Lockheed Martin Corp. 3.80%, 03/01/2045	58,192

The accompanying notes are an integral part of these financial statements.
35

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Aerospace/Defense - 0.5% - (continued)
$ 280,000	Northrop Grumman Corp. 5.15%, 05/01/2040	$ 298,182
252,000	Raytheon Technologies Corp. 4.45%, 11/16/2038	250,431
		1,203,881
	Agriculture - 0.6%
64,000	Altria Group, Inc. 3.88%, 09/16/2046	45,482
	BAT Capital Corp.
220,000	2.26%, 03/25/2028	188,506
370,000	3.56%, 08/15/2027	346,154
466,000	4.74%, 03/16/2032	425,508
	Cargill, Inc.
255,000	2.13%, 11/10/2031(1)	221,908
170,000	4.00%, 06/22/2032(1)	173,987
		1,401,545
	Beverages - 0.6%
	Anheuser-Busch InBev Worldwide, Inc.
682,000	3.75%, 07/15/2042	595,256
31,000	4.35%, 06/01/2040	29,819
145,000	Coca-Cola Co. 3.00%, 03/05/2051	123,359
104,000	Constellation Brands, Inc. 3.60%, 02/15/2028	100,746
400,000	Diageo Capital plc 2.00%, 04/29/2030	355,748
210,000	Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	208,790
		1,413,718
	Biotechnology - 0.6%
	CSL Finance plc
230,000	4.05%, 04/27/2029(1)	231,583
230,000	4.25%, 04/27/2032(1)	234,773
	Gilead Sciences, Inc.
250,000	1.65%, 10/01/2030	213,793
5,000	3.65%, 03/01/2026	5,023
	Royalty Pharma plc
160,000	1.75%, 09/02/2027	141,912
280,000	2.15%, 09/02/2031	231,834
485,000	2.20%, 09/02/2030	410,101
		1,469,019
	Chemicals - 0.2%
295,000	Celanese US Holdings LLC 6.17%, 07/15/2027	299,539
45,000	LYB International Finance LLC 1.25%, 10/01/2025	41,257
	Sherwin-Williams Co.
207,000	2.30%, 05/15/2030	180,401
2,000	2.95%, 08/15/2029	1,846
		523,043
	Commercial Banks - 7.8%
	Bank of America Corp.
435,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 3 mo. USD SOFR + 1.370% thereafter)(6)	359,001
432,000	2.46%, 10/22/2025, (2.46% fixed rate until 10/22/2024; 3 mo. USD LIBOR + 0.870% thereafter)(6)	415,014
155,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(6)	133,096
730,000	2.69%, 04/22/2032, (2.69% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.320% thereafter)(6)	635,911
485,000	3.00%, 12/20/2023, (3.00% fixed rate until 12/20/2022; 3 mo. USD LIBOR + 0.790% thereafter)(6)	483,711
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Commercial Banks - 7.8% - (continued)
$ 155,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(6)	$ 128,930
671,000	3.97%, 02/07/2030, (3.97% fixed rate until 02/07/2029; 3 mo. USD LIBOR + 1.210% thereafter)(6)	651,233
503,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(6)	460,478
300,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 3 mo. USD SOFR + 2.040% thereafter)(6)	308,673
175,000	5.02%, 07/22/2033, (5.02% fixed rate until 07/22/2032; 3 mo. USD SOFR + 2.160% thereafter)(6)	182,627
335,000	Bank of Nova Scotia 1.95%, 02/02/2027	308,209
600,000	Bank of NY Mellon Corp. 2.05%, 01/26/2027(7)	562,178
400,000	BNP Paribas S.A. 2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(6)	373,643
250,000	BPCE S.A. 2.05%, 10/19/2027, (2.05% fixed rate until 10/19/2026; 3 mo. USD SOFR + 1.087% thereafter)(1)(6)	223,611
	Citigroup, Inc.
270,000	1.46%, 06/09/2027, (1.46% fixed rate until 06/09/2026; 3 mo. USD SOFR + 0.770% thereafter)(6)	243,078
969,000	3.20%, 10/21/2026	947,218
	Goldman Sachs Group, Inc.
250,000	0.93%, 10/21/2024, (0.93% fixed rate until 10/21/2023; 3 mo. USD SOFR + 0.486% thereafter)(6)	240,228
55,000	1.99%, 01/27/2032, (1.99% fixed rate until 01/27/2031; 3 mo. USD SOFR + 1.090% thereafter)(6)	45,361
200,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(6)	168,853
1,091,000	2.60%, 02/07/2030	965,534
470,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(6)	406,184
55,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(6)	47,503
80,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 3 mo. USD LIBOR + 1.410% thereafter)(6)	71,610
67,000	4.02%, 10/31/2038, (4.02% fixed rate until 10/31/2037; 3 mo. USD LIBOR + 1.373% thereafter)(6)	62,277
	HSBC Holdings plc
415,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(6)	388,357
200,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(6)	178,256
200,000	2.80%, 05/24/2032, (2.80% fixed rate until 05/24/2031; 3 mo. USD SOFR + 1.187% thereafter)(6)	167,507
405,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(6)	396,162

The accompanying notes are an integral part of these financial statements.
36

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Commercial Banks - 7.8% - (continued)
$ 200,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 3 mo. USD SOFR + 2.530% thereafter)(6)	$ 190,205
	JP Morgan Chase & Co.
1,643,000	2.30%, 10/15/2025, (2.30% fixed rate until 10/15/2024; 3 mo. USD SOFR + 1.160% thereafter)(6)	1,576,217
480,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(6)	413,260
825,000	2.58%, 04/22/2032, (2.58% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.250% thereafter)(6)	717,208
85,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(6)	69,512
320,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(6)	263,242
95,000	3.80%, 07/23/2024, (3.80% fixed rate until 07/23/2023; 3 mo. USD LIBOR + 0.890% thereafter)(6)	94,804
77,000	4.49%, 03/24/2031, (4.49% fixed rate until 03/24/2030; 3 mo. USD SOFR + 3.790% thereafter)(6)	77,558
45,000	4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 3 mo. USD SOFR + 1.800% thereafter)(6)	45,641
390,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 3 mo. USD SOFR + 1.990% thereafter)(6)	400,265
85,000	4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.080% thereafter)(6)	88,663
218,000	KeyCorp. 2.55%, 10/01/2029	194,026
	Morgan Stanley
120,000	1.16%, 10/21/2025, (1.16% fixed rate until 10/21/2024; 3 mo. USD SOFR + 0.560% thereafter)(6)	112,061
160,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(6)	145,718
245,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(6)	200,542
95,000	1.93%, 04/28/2032, (1.93% fixed rate until 04/28/2031; 3 mo. USD SOFR + 1.020% thereafter)(6)	78,365
465,000	2.48%, 01/21/2028, (2.47% fixed rate until 01/21/2027; 3 mo. USD SOFR + 1.000% thereafter)(6)	433,069
160,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(6)	137,658
317,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(6)	283,792
91,000	3.97%, 07/22/2038, (3.97% fixed rate until 07/22/2037; 3 mo. USD LIBOR + 1.455% thereafter)(6)	85,838
495,000	4.21%, 04/20/2028, (4.21% fixed rate until 04/20/2027; 3 mo. USD SOFR + 1.610% thereafter)(6)	495,092
400,000	4.30%, 01/27/2045	378,943
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Commercial Banks - 7.8% - (continued)
$ 35,000	4.89%, 07/20/2033, (4.89% fixed rate until 07/20/2032; 3 mo. USD SOFR + 2.0760% thereafter)(6)	$ 36,518
500,000	Truist Bank 2.25%, 03/11/2030	428,283
160,000	Truist Financial Corp. 1.89%, 06/07/2029, (1.89% fixed rate until 06/07/2028; 3 mo. USD SOFR + 0.862% thereafter)(6)	141,397
205,000	UBS Group AG 4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 12 mo. USD CMT + 1.750% thereafter)(1)(6)	205,431
390,000	US Bancorp 4.55%, 07/22/2028	400,192
	Wells Fargo & Co.
714,000	2.41%, 10/30/2025, (2.41% fixed rate until 10/30/2024; 3 mo. USD SOFR + 1.087% thereafter)(6)	687,136
310,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 3 mo. USD SOFR + 1.500% thereafter)(6)	285,165
265,000	3.91%, 04/25/2026, (3.91% fixed rate until 04/25/2025; 3 mo. USD SOFR + 1.320% thereafter)(6)	263,300
265,000	4.81%, 07/25/2028, 3 mo. USD SOFR + 1.980%	271,048
145,000	4.90%, 07/25/2033, 3 mo. USD SOFR + 2.100%	150,361
286,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(6)	299,568
		19,204,521
	Commercial Services - 0.2%
	Global Payments, Inc.
75,000	2.15%, 01/15/2027	68,003
192,000	2.90%, 05/15/2030	165,553
202,000	3.20%, 08/15/2029	179,993
	Howard University (AGM Insured)
100,000	2.90%, 10/01/2031	87,339
70,000	3.48%, 10/01/2041	56,838
		557,726
	Construction Materials - 0.0%
23,000	Carrier Global Corp. 2.24%, 02/15/2025	22,210
	Diversified Financial Services - 0.8%
380,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	319,691
285,000	American Express Co. 2.55%, 03/04/2027	272,328
444,000	BlackRock, Inc. 1.90%, 01/28/2031	383,575
	Capital One Financial Corp.
530,000	5.25%, 07/26/2030, 3 mo. USD SOFR + 2.600%	537,516
235,000	5.27%, 05/10/2033, (5.27% fixed rate until 05/10/2032; 3 mo. USD SOFR + 2.370% thereafter)(6)	239,452
	Intercontinental Exchange, Inc.
75,000	4.35%, 06/15/2029	76,604
40,000	4.60%, 03/15/2033	41,370
30,000	4.95%, 06/15/2052	31,209
		1,901,745
	Electric - 4.5%
	Alabama Power Co.
100,000	3.45%, 10/01/2049	83,891
42,000	4.15%, 08/15/2044	39,161
417,000	Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	407,662

The accompanying notes are an integral part of these financial statements.
37

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Electric - 4.5% - (continued)
$ 195,000	Consolidated Edison Co. of New York, Inc. 3.20%, 12/01/2051	$ 156,190
1,128,000	Dominion Energy, Inc. 2.85%, 08/15/2026	1,085,416
	Duke Energy Corp.
1,180,000	2.55%, 06/15/2031	1,033,101
120,000	3.75%, 09/01/2046	100,832
162,000	Duke Energy Indiana LLC 3.25%, 10/01/2049	130,533
100,000	Duke Energy Progress LLC 4.00%, 04/01/2052	94,487
	Enel Finance International N.V.
200,000	1.38%, 07/12/2026(1)	176,549
405,000	5.00%, 06/15/2032(1)	397,516
314,000	Evergy, Inc. 2.90%, 09/15/2029	284,660
	Exelon Corp.
50,000	4.10%, 03/15/2052(1)	45,561
105,000	4.70%, 04/15/2050	103,866
	Georgia Power Co.
356,000	4.30%, 03/15/2042	330,130
55,000	4.70%, 05/15/2032	57,256
297,000	ITC Holdings Corp. 2.95%, 05/14/2030(1)	268,982
	NextEra Energy Capital Holdings, Inc.
504,000	2.25%, 06/01/2030	442,599
445,000	4.63%, 07/15/2027	461,345
254,000	Oglethorpe Power Corp. 5.05%, 10/01/2048	242,607
355,000	Oncor Electric Delivery Co. LLC 2.75%, 05/15/2030	335,188
	Pacific Gas and Electric Co.
750,000	2.50%, 02/01/2031	599,813
175,000	3.25%, 06/01/2031	146,597
260,000	4.95%, 07/01/2050	217,146
595,000	5.45%, 06/15/2027	590,479
710,000	Public Service Enterprise Group, Inc. 1.60%, 08/15/2030	586,760
	Puget Energy, Inc.
324,000	3.65%, 05/15/2025	318,064
102,000	4.10%, 06/15/2030	97,019
	Sempra Energy
47,000	3.40%, 02/01/2028	45,820
45,000	3.70%, 04/01/2029	43,748
162,000	4.00%, 02/01/2048	143,698
239,000	Sierra Pacific Power Co. 2.60%, 05/01/2026	230,121
	Southern California Edison Co.
232,000	2.25%, 06/01/2030	201,042
250,000	2.75%, 02/01/2032	219,916
72,000	2.85%, 08/01/2029	65,579
206,000	3.65%, 02/01/2050	165,586
132,000	4.00%, 04/01/2047	111,841
180,000	4.70%, 06/01/2027	184,842
	Southern Co.
4,000	3.25%, 07/01/2026	3,934
713,000	3.70%, 04/30/2030	693,858
75,000	Virginia Electric and Power Co. 4.63%, 05/15/2052	77,610
130,000	Xcel Energy, Inc. 4.60%, 06/01/2032	134,946
		11,155,951
	Entertainment - 0.4%
	Magallanes, Inc.
415,000	4.28%, 03/15/2032(1)	387,332
765,000	5.14%, 03/15/2052(1)	674,415
		1,061,747
	Food - 0.4%
287,000	Conagra Brands, Inc. 4.85%, 11/01/2028	292,861
280,000	JBS USA Food Co. 2.50%, 01/15/2027(1)	248,882
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Food - 0.4% - (continued)
	Mondelez International, Inc.
$ 275,000	1.50%, 02/04/2031	$ 225,280
60,000	2.63%, 03/17/2027	57,221
45,000	3.00%, 03/17/2032	41,294
		865,538
	Gas - 0.3%
65,000	Boston Gas Co. 3.76%, 03/16/2032(1)	61,878
62,000	Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	60,537
	NiSource, Inc.
55,000	1.70%, 02/15/2031	44,783
492,000	3.49%, 05/15/2027	482,975
132,000	3.60%, 05/01/2030	125,779
		775,952
	Healthcare - Products - 0.5%
400,000	Alcon Finance Corp. 3.00%, 09/23/2029(1)	367,388
385,000	Baxter International, Inc. 2.27%, 12/01/2028	347,021
417,000	Boston Scientific Corp. 1.90%, 06/01/2025	397,541
		1,111,950
	Healthcare - Services - 0.8%
	Anthem, Inc.
25,000	2.25%, 05/15/2030	22,233
107,000	2.88%, 09/15/2029	99,682
117,000	CommonSpirit Health 2.76%, 10/01/2024	114,103
45,000	HCA, Inc. 4.63%, 03/15/2052(1)	39,601
	Humana, Inc.
130,000	2.15%, 02/03/2032	110,132
350,000	3.70%, 03/23/2029	343,707
225,000	Kaiser Foundation Hospitals 2.81%, 06/01/2041	179,384
92,000	Quest Diagnostics, Inc. 2.80%, 06/30/2031	82,193
105,000	Sutter Health 3.36%, 08/15/2050	85,410
	UnitedHealth Group, Inc.
295,000	2.30%, 05/15/2031	267,917
255,000	4.00%, 05/15/2029	261,931
125,000	4.20%, 05/15/2032	130,801
87,000	4.75%, 07/15/2045	92,417
35,000	4.95%, 05/15/2062	38,198
		1,867,709
	Insurance - 1.0%
	Aon Corp. / Aon Global Holdings plc
35,000	2.85%, 05/28/2027	33,490
100,000	3.90%, 02/28/2052	87,535
350,000	Athene Global Funding 2.65%, 10/04/2031(1)	287,073
197,000	Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	195,223
290,000	Brighthouse Financial Global Funding 1.75%, 01/13/2025(1)	272,142
	Corebridge Financial, Inc.
70,000	3.85%, 04/05/2029(1)	66,567
55,000	3.90%, 04/05/2032(1)	51,280
515,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	455,476
	Marsh & McLennan Cos., Inc.
86,000	3.88%, 03/15/2024	86,468
180,000	4.75%, 03/15/2039	181,411
470,000	Metropolitan Life Global Funding I 2.40%, 01/11/2032(1)	409,900
5,000	New York Life Insurance Co. 3.75%, 05/15/2050(1)	4,337
172,000	Progressive Corp. 3.20%, 03/26/2030	164,732
309,000	Willis North America, Inc. 2.95%, 09/15/2029	274,920
		2,570,554

The accompanying notes are an integral part of these financial statements.
38

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Internet - 0.2%
$ 575,000	Amazon.com, Inc. 4.10%, 04/13/2062	$ 564,418
	Investment Company Security - 0.2%
525,000	Bain Capital Specialty Finance, Inc. 2.55%, 10/13/2026	454,997
	Iron/Steel - 0.0%
75,000	Vale Overseas Ltd. 3.75%, 07/08/2030	68,028
	IT Services - 0.2%
355,000	Apple, Inc. 2.65%, 02/08/2051	280,170
125,000	International Business Machines Corp. 2.72%, 02/09/2032	113,134
210,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	157,259
		550,563
	Lodging - 0.0%
81,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	76,021
	Machinery - Construction & Mining - 0.1%
197,000	Caterpillar, Inc. 2.60%, 04/09/2030	185,638
	Machinery-Diversified - 0.2%
630,000	Otis Worldwide Corp. 2.57%, 02/15/2030	564,340
	Media - 1.4%
	Charter Communications Operating LLC / Charter Communications Operating Capital
37,000	2.80%, 04/01/2031	31,252
40,000	3.50%, 03/01/2042	29,246
280,000	3.90%, 06/01/2052	204,145
652,000	4.20%, 03/15/2028	629,298
125,000	4.40%, 04/01/2033	116,218
380,000	4.40%, 12/01/2061	285,673
190,000	4.80%, 03/01/2050	158,865
173,000	5.13%, 07/01/2049	148,953
	Comcast Corp.
59,000	2.94%, 11/01/2056	43,637
434,000	3.20%, 07/15/2036	388,075
130,000	3.75%, 04/01/2040	119,997
220,000	Cox Communications, Inc. 2.60%, 06/15/2031(1)	191,241
	Discovery Communications LLC
95,000	3.95%, 06/15/2025	93,923
132,000	3.95%, 03/20/2028	127,144
23,000	4.13%, 05/15/2029	21,794
100,000	4.65%, 05/15/2050	83,145
105,000	4.90%, 03/11/2026	106,825
362,000	5.20%, 09/20/2047	322,118
70,000	5.30%, 05/15/2049	62,886
	Paramount Global
140,000	4.20%, 05/19/2032	127,932
196,000	4.95%, 01/15/2031	191,803
		3,484,170
	Mining - 0.1%
260,000	Anglo American Capital plc 3.88%, 03/16/2029(1)	242,653
	Miscellaneous Manufacturing - 0.3%
	Parker-Hannifin Corp.
195,000	4.25%, 09/15/2027	199,305
125,000	4.50%, 09/15/2029	128,249
550,000	Siemens Financieringsmaatschappij N.V. 1.20%, 03/11/2026(1)	506,673
		834,227
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Office/Business Equipment - 0.1%
	CDW LLC / CDW Finance Corp.
$ 80,000	2.67%, 12/01/2026	$ 72,814
110,000	3.28%, 12/01/2028	96,692
70,000	3.57%, 12/01/2031	59,509
		229,015
	Oil & Gas - 0.8%
	BP Capital Markets America, Inc.
95,000	2.72%, 01/12/2032	86,848
215,000	2.94%, 06/04/2051	163,836
25,000	3.06%, 06/17/2041	20,752
255,000	3.38%, 02/08/2061	205,473
132,000	3.63%, 04/06/2030	130,192
135,000	ConocoPhillips Co. 3.80%, 03/15/2052	122,228
	Equinor ASA
222,000	3.63%, 04/06/2040	205,284
66,000	3.70%, 04/06/2050	60,546
	Exxon Mobil Corp.
217,000	4.23%, 03/19/2040	215,876
2,000	4.33%, 03/19/2050	2,008
166,000	Hess Corp. 7.30%, 08/15/2031	190,909
210,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	213,834
60,000	Ovintiv, Inc. 7.38%, 11/01/2031	67,651
	Shell International Finance B.V.
190,000	3.00%, 11/26/2051	153,402
215,000	3.25%, 04/06/2050	181,341
		2,020,180
	Oil & Gas Services - 0.1%
90,000	Halliburton Co. 4.85%, 11/15/2035	90,591
81,000	Schlumberger Holdings Corp. 4.30%, 05/01/2029(1)	79,921
		170,512
	Pharmaceuticals - 1.1%
	AbbVie, Inc.
412,000	3.20%, 11/21/2029	392,677
384,000	4.25%, 11/21/2049	363,571
410,000	Astrazeneca Finance LLC 1.75%, 05/28/2028	375,606
	Bristol-Myers Squibb Co.
60,000	2.55%, 11/13/2050	44,970
27,000	3.40%, 07/26/2029	26,862
285,000	3.55%, 03/15/2042	263,884
663,000	Cigna Corp. 1.25%, 03/15/2026	610,306
	CVS Health Corp.
7,000	4.13%, 04/01/2040	6,449
364,000	5.13%, 07/20/2045	374,276
167,000	Johnson & Johnson 3.55%, 03/01/2036	166,267
25,000	Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	24,759
200,000	Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030	173,926
		2,823,553
	Pipelines - 1.5%
	Energy Transfer L.P.
161,000	3.75%, 05/15/2030	149,743
432,000	5.30%, 04/01/2044	392,768
	Enterprise Products Operating LLC
175,000	2.80%, 01/31/2030	158,946
333,000	4.80%, 02/01/2049	320,658
196,522	Galaxy Pipeline Assets Bidco Ltd. 2.94%, 09/30/2040(1)	165,081
	MPLX L.P.
154,000	4.13%, 03/01/2027	152,344
165,000	4.95%, 03/14/2052	151,628

The accompanying notes are an integral part of these financial statements.
39

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Pipelines - 1.5% - (continued)
$ 55,000	5.20%, 03/01/2047	$ 51,613
62,000	5.20%, 12/01/2047	56,766
	ONEOK, Inc.
170,000	3.10%, 03/15/2030	150,884
80,000	4.55%, 07/15/2028	79,016
42,000	6.35%, 01/15/2031	45,070
60,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.55%, 12/15/2029	54,278
	Sabine Pass Liquefaction LLC
45,000	4.20%, 03/15/2028	43,962
357,000	4.50%, 05/15/2030	353,601
55,000	5.00%, 03/15/2027	55,963
38,000	5.63%, 03/01/2025	39,057
	Targa Resources Corp.
140,000	4.20%, 02/01/2033	131,735
150,000	5.20%, 07/01/2027	152,725
285,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	254,357
	TransCanada PipeLines Ltd.
236,000	1.00%, 10/12/2024	221,625
185,000	2.50%, 10/12/2031	159,731
123,000	4.10%, 04/15/2030	121,087
2,000	4.75%, 05/15/2038	1,970
95,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	87,824
155,000	Williams Cos., Inc. 2.60%, 03/15/2031	134,841
		3,687,273
	Real Estate Investment Trusts - 0.6%
	American Tower Corp.
125,000	1.45%, 09/15/2026	111,790
150,000	1.50%, 01/31/2028	130,211
192,000	2.40%, 03/15/2025	184,024
195,000	3.65%, 03/15/2027	190,145
	Equinix, Inc.
5,000	1.80%, 07/15/2027	4,468
400,000	2.00%, 05/15/2028	350,953
	Realty Income Corp.
10,000	2.20%, 06/15/2028	9,025
100,000	3.40%, 01/15/2028	96,716
	VICI Properties L.P.
180,000	4.95%, 02/15/2030	176,286
230,000	5.13%, 05/15/2032	228,576
		1,482,194
	Retail - 0.4%
127,000	AutoZone, Inc. 3.63%, 04/15/2025	126,461
	Home Depot, Inc.
110,000	3.30%, 04/15/2040	98,041
157,000	3.50%, 09/15/2056	136,163
	Lowe's Cos., Inc.
55,000	3.35%, 04/01/2027	54,602
37,000	3.70%, 04/15/2046	31,237
40,000	3.75%, 04/01/2032	38,888
332,000	McDonald's Corp. 3.63%, 09/01/2049	291,614
260,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	268,055
		1,045,061
	Semiconductors - 1.0%
	Broadcom, Inc.
20,000	2.60%, 02/15/2033(1)	16,198
97,000	3.14%, 11/15/2035(1)	78,403
328,000	3.19%, 11/15/2036(1)	263,505
545,000	3.42%, 04/15/2033(1)	470,867
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Semiconductors - 1.0% - (continued)
$ 92,000	3.47%, 04/15/2034(1)	$ 78,891
	Intel Corp.
125,000	2.80%, 08/12/2041	99,435
25,000	3.05%, 08/12/2051	19,423
254,000	3.25%, 11/15/2049	207,622
395,000	Marvell Technology, Inc. 2.95%, 04/15/2031	341,516
297,000	Microchip Technology, Inc. 2.67%, 09/01/2023	292,814
215,000	NVIDIA Corp. 3.50%, 04/01/2040	198,319
44,000	NXP B.V. / NXP Funding LLC 4.88%, 03/01/2024	44,579
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
122,000	3.15%, 05/01/2027	115,578
264,000	4.30%, 06/18/2029	258,220
		2,485,370
	Software - 1.3%
382,000	Fiserv, Inc. 3.20%, 07/01/2026	371,651
	Microsoft Corp.
167,000	2.53%, 06/01/2050	132,122
52,000	2.92%, 03/17/2052	43,954
	Oracle Corp.
265,000	2.30%, 03/25/2028	237,708
1,090,000	2.88%, 03/25/2031	940,906
514,000	3.60%, 04/01/2040	401,225
172,000	3.60%, 04/01/2050	126,403
67,000	3.80%, 11/15/2037	55,218
253,000	3.95%, 03/25/2051	197,358
145,000	4.00%, 07/15/2046	113,181
90,000	4.00%, 11/15/2047	70,363
120,000	4.10%, 03/25/2061	90,561
10,000	4.13%, 05/15/2045	8,066
205,000	S&P Global, Inc. 2.70%, 03/01/2029(1)	193,049
236,000	Salesforce.com, Inc. 1.95%, 07/15/2031	209,717
		3,191,482
	Telecommunications - 0.9%
	AT&T, Inc.
195,000	1.70%, 03/25/2026	181,989
397,000	2.25%, 02/01/2032	338,251
29,000	3.55%, 09/15/2055	22,635
325,000	3.65%, 06/01/2051	267,469
49,000	3.65%, 09/15/2059	38,425
101,000	3.80%, 12/01/2057	82,780
200,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	182,915
72,000	Rogers Communications, Inc. 4.55%, 03/15/2052(1)	68,108
	T-Mobile USA, Inc.
360,000	1.50%, 02/15/2026	331,753
55,000	2.05%, 02/15/2028	49,103
295,000	3.00%, 02/15/2041	231,004
	Verizon Communications, Inc.
300,000	2.36%, 03/15/2032	259,576
105,000	2.65%, 11/20/2040	81,287
35,000	2.85%, 09/03/2041	27,707
50,000	3.85%, 11/01/2042	44,950
20,000	4.00%, 03/22/2050	18,114
		2,226,066
	Transportation - 0.3%
160,000	Canadian Pacific Railway Co. 2.45%, 12/02/2031	144,027
55,000	Norfolk Southern Corp. 3.40%, 11/01/2049	46,636
	Union Pacific Corp.
575,000	2.38%, 05/20/2031	520,611
135,000	2.80%, 02/14/2032	125,676
		836,950

The accompanying notes are an integral part of these financial statements.
40

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 30.5% - (continued)
	Trucking & Leasing - 0.3%
$ 455,000	DAE Funding LLC 1.55%, 08/01/2024(1)	$ 425,953
195,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.40%, 07/01/2027(1)	195,090
		621,043
	Water - 0.2%
	American Water Capital Corp.
406,000	3.75%, 09/01/2028	405,975
125,000	4.45%, 06/01/2032	129,389
		535,364
	Total Corporate Bonds (cost $84,325,759)	$ 75,485,927
FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
	Bermuda - 0.1%
400,000	Bermuda Government International Bond 2.38%, 08/20/2030(8)	$ 346,189
	Chile - 0.3%
	Chile Government International Bond
600,000	3.10%, 05/07/2041	473,579
200,000	3.50%, 01/31/2034	183,696
		657,275
	Hungary - 0.1%
255,000	Hungary Government International Bond 5.25%, 06/16/2029(1)	258,188
	Mexico - 0.5%
	Mexico Government International Bond
545,000	2.66%, 05/24/2031	466,012
400,000	4.28%, 08/14/2041	331,108
546,000	4.75%, 03/08/2044	475,051
		1,272,171
	Panama - 0.5%
	Panama Government International Bond
200,000	3.16%, 01/23/2030	180,560
400,000	3.87%, 07/23/2060	289,276
650,000	4.50%, 04/16/2050	536,563
200,000	4.50%, 01/19/2063	157,864
		1,164,263
	Philippines - 0.4%
965,000	Philippine Government International Bond 3.70%, 02/02/2042	871,660
	Romania - 0.3%
	Romanian Government International Bond
312,000	3.00%, 02/27/2027(1)	284,523
466,000	3.00%, 02/14/2031(8)	382,896
		667,419
	Saudi Arabia - 0.2%
605,000	Saudi Government International Bond 4.50%, 10/26/2046(8)	583,825
	United Arab Emirates - 0.1%
390,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(8)	321,937
	Total Foreign Government Obligations (cost $7,521,567)	$ 6,142,927
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 0.7%
	Airport - 0.1%
$ 205,000	Dallas, TX, Fort Worth International Airport Rev 4.51%, 11/01/2051	$ 201,017
	Development - 0.2%
435,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	432,547
	General - 0.1%
	County of Riverside, CA Rev
55,000	2.96%, 02/15/2027	53,589
55,000	3.07%, 02/15/2028	53,358
65,000	Dist of Columbia Rev 3.43%, 04/01/2042	53,199
230,000	Florida State Board of Administration Finance Corp., Rev 1.26%, 07/01/2025	216,583
		376,729
	General Obligation - 0.1%
180,000	California State, GO Taxable 7.30%, 10/01/2039	235,373
	Higher Education - 0.0%
	Marshall University, WV, (AGM Insured)
10,000	2.91%, 05/01/2026	9,849
10,000	3.63%, 05/01/2034	9,716
		19,565
	Transportation - 0.2%
40,000	Chicago, IL, Transit Auth Sales Tax Receipts Rev 3.91%, 12/01/2040	37,623
	Metropolitan Transportation Auth, NY, Rev
15,000	4.75%, 11/15/2045	15,534
40,000	5.18%, 11/15/2049	41,099
115,000	6.81%, 11/15/2040	137,487
85,000	New York State Thruway Auth Rev 2.90%, 01/01/2035	76,548
205,000	Port Auth of New York & New Jersey Rev 1.09%, 07/01/2023	201,238
		509,529
	Total Municipal Bonds (cost $1,915,221)	$ 1,774,760
U.S. GOVERNMENT AGENCIES - 35.2%
	Mortgage-Backed Agencies - 35.2%
	FHLMC - 3.2%
229,456	0.88%, 11/25/2030(3)(4)	$ 13,236
98,636	1.12%, 01/25/2030(3)(4)	6,624
1,410,254	1.12%, 06/25/2030(3)(4)	99,726
16,198	1.13%, 12/15/2027	15,538
18,982	1.25%, 12/15/2027	18,241
1,544,606	1.39%, 06/25/2030(3)(4)	134,316
1,097,450	1.43%, 05/25/2030(3)(4)	99,004
1,228,920	1.57%, 05/25/2030(3)(4)	120,244
174,461	1.70%, 04/25/2030(3)(4)	17,763
8,054,999	2.00%, 01/01/2052	7,268,435
23,279	2.50%, 12/15/2042	22,377
		7,815,504
	FNMA - 2.6%
74,001	1.25%, 02/25/2028	70,960
17,559	1.50%, 09/25/2027	16,944
5,994,999	2.00%, 04/01/2052	5,402,407
282,000	3.00%, 12/25/2045	271,556
420,000	3.00%, 10/25/2046	410,438
215,382	3.00%, 03/01/2050	208,614
		6,380,919

The accompanying notes are an integral part of these financial statements.
41

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 35.2% - (continued)
	Mortgage-Backed Agencies - 35.2% - (continued)
	GNMA - 7.5%
$ 2,300,000	2.00%, 08/18/2052(9)	$ 2,115,910
5,875,000	2.50%, 08/18/2052(9)	5,571,530
4,700,000	3.00%, 08/18/2052(9)	4,582,500
3,375,000	3.50%, 08/18/2052(9)	3,363,864
3,000,000	4.00%, 08/18/2052(9)	3,033,984
		18,667,788
	UMBS - 21.9%
2,600,000	1.50%, 08/16/2037	2,414,205
300,000	1.50%, 08/11/2052(9)	258,750
4,350,000	2.00%, 08/11/2052(9)	3,917,549
1,300,000	2.50%, 08/16/2037(9)	1,266,586
26,225,000	2.50%, 08/11/2052(9)	24,468,790
750,000	3.00%, 08/16/2037(9)	745,078
13,475,000	3.00%, 08/11/2052(9)	12,994,953
2,300,000	3.50%, 08/11/2052(9)	2,279,114
2,300,000	3.50%, 09/14/2052(9)	2,272,063
2,350,000	4.00%, 04/25/2052(9)	2,363,402
1,200,000	4.50%, 08/11/2052(9)	1,221,562
		54,202,052
	Total U.S. Government Agencies (cost $84,420,316)	$ 87,066,263
U.S. GOVERNMENT SECURITIES - 36.9%
	U.S. Treasury Securities - 36.9%
	U.S. Treasury Bonds - 10.5%
1,452,000	1.13%, 08/15/2040	$ 1,040,052
1,570,000	1.25%, 05/15/2050	1,039,082
1,495,000	1.38%, 11/15/2040	1,113,950
1,010,000	1.38%, 08/15/2050	690,943
2,455,000	1.63%, 11/15/2050	1,793,013
630,000	2.00%, 02/15/2050	506,928
528,000	2.38%, 11/15/2049(10)	462,268
2,265,000	2.50%, 02/15/2045	1,984,352
2,640,000	2.88%, 05/15/2052	2,586,787
7,170,000	3.00%, 02/15/2047	6,901,405
1,525,000	3.00%, 02/15/2048	1,482,765
2,095,000	3.13%, 02/15/2043	2,056,783
400,000	3.13%, 05/15/2048	399,500
1,840,000	3.63%, 02/15/2044	1,948,819
1,464,000	3.75%, 11/15/2043	1,579,633
275,000	3.88%, 08/15/2040	308,258
		25,894,538
	U.S. Treasury Notes - 26.4%
2,198,927	0.25%, 07/15/2029(11)	2,231,525
20,565,000	0.38%, 11/30/2025	18,980,049
4,545,000	0.50%, 02/28/2026	4,192,052
5,260,000	0.50%, 04/30/2027	4,740,986
1,345,000	0.75%, 04/30/2026	1,248,275
1,856,644	0.75%, 07/15/2028(11)	1,938,978
3,725,000	0.88%, 11/15/2030	3,246,134
2,725,000	1.13%, 08/31/2028	2,481,666
2,042,000	1.50%, 01/31/2027	1,936,550
7,425,000	1.75%, 01/31/2029	7,007,634
2,280,000	2.75%, 05/31/2029	2,286,769
14,785,000	2.88%, 05/15/2028(10)	14,898,198
		65,188,816
	Total U.S. Government Securities (cost $101,581,651)	$ 91,083,354
	Total Long-Term Investments (Cost $337,566,632)	$ 315,610,193
Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.3%
$ 824,829	Fixed Income Clearing Corp. Repurchase Agreement dated 07/29/2022 at 2.230%, due on 08/01/2022 with a maturity value of $824,982; collateralized by U.S. Treasury Note at 2.875%, maturing 07/15/2032, with a market value of $841,374		$ 824,829
	Securities Lending Collateral - 0.2%
218,939	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(12)		218,939
154,997	HSBC US Government Money Market Fund, 2.18%(12)		154,997
71,082	Invesco Government & Agency Portfolio, Institutional Class, 2.12%(12)		71,082
			445,018
	Total Short-Term Investments (cost $1,269,847)		$ 1,269,847
	Total Investments (cost $338,836,479)	128.2%	$ 316,880,040
	Other Assets and Liabilities	(28.2)%	(69,716,945)
	Total Net Assets	100.0%	$ 247,163,095
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $56,631,190, representing 22.9% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(7)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.

The accompanying notes are an integral part of these financial statements.
42

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

(8)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $1,634,847, representing 0.7% of net assets.
(9)	Represents or includes a TBA transaction.
(10)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2022, the market value of securities pledged was $1,388,954.
(11)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(12)	Current yield as of period end.

OTC Swaptions Outstanding at July 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaptions:
Call
CDX.NA.IG.S38.V1.5Y *	BOA	95.00%	Pay	08/17/2022	USD	(12,110,000)	$ (79,741)	$ (25,431)	$ (54,310)
Put
CDX.NA.IG.S38.V1.5Y *	GSC	95.00%	Pay	08/17/2022	USD	(12,110,000)	$ (3,895)	$ (40,569)	$ 36,674
Total Written Option Contracts OTC swaption contracts							$ (83,636)	$ (66,000)	$ (17,636)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 2-Year Note Future	53	09/30/2022	$ 11,154,430	$ (10,261)
U.S. Treasury 5-Year Note Future	352	09/30/2022	40,031,750	(557,855)
U.S. Treasury 10-Year Note Future	152	09/21/2022	18,413,375	(211,412)
U.S. Treasury 10-Year Ultra Future	53	09/21/2022	6,956,250	(146,431)
U.S. Treasury Long Bond Future	51	09/21/2022	7,344,000	(187,481)
U.S. Treasury Ultra Bond Future	12	09/21/2022	1,899,750	(6,763)
Total futures contracts				$ (1,120,203)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
43

Hartford Core Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 54,056,962	$ —	$ 54,056,962	$ —
Corporate Bonds	75,485,927	—	75,485,927	—
Foreign Government Obligations	6,142,927	—	6,142,927	—
Municipal Bonds	1,774,760	—	1,774,760	—
U.S. Government Agencies	87,066,263	—	87,066,263	—
U.S. Government Securities	91,083,354	—	91,083,354	—
Short-Term Investments	1,269,847	445,018	824,829	—
Total	$ 316,880,040	$ 445,018	$ 316,435,022	$ —
Liabilities
Futures Contracts(2)	$ (1,120,203)	$ (1,120,203)	$ —	$ —
Written Options	(83,636)	—	(83,636)	—
Total	$ (1,203,839)	$ (1,120,203)	$ (83,636)	$ —

(1)	For the year ended July 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
44

Hartford Large Cap Growth ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Automobiles & Components - 1.3%
12,360	Thor Industries, Inc.	$ 1,042,319
	Capital Goods - 2.7%
26,032	Johnson Controls International plc	1,403,385
5,027	Middleby Corp.*	727,357
		2,130,742
	Commercial & Professional Services - 1.8%
19,928	CoStar Group, Inc.*	1,446,573
	Consumer Durables & Apparel - 4.2%
13,804	Lennar Corp. Class A	1,173,340
6,776	Lululemon Athletica, Inc.*	2,104,016
		3,277,356
	Consumer Services - 4.0%
15,227	Airbnb, Inc. Class A*	1,689,892
1,750	Domino's Pizza, Inc.	686,193
57,934	DraftKings, Inc. Class A*	795,434
		3,171,519
	Diversified Financials - 2.3%
3,472	CME Group, Inc.	692,595
15,454	Tradeweb Markets, Inc. Class A	1,089,816
		1,782,411
	Energy - 1.5%
6,141	EOG Resources, Inc.	683,002
2,185	Pioneer Natural Resources Co.	517,736
		1,200,738
	Food, Beverage & Tobacco - 1.0%
7,646	Monster Beverage Corp.*	761,694
	Health Care Equipment & Services - 9.2%
19,565	DexCom, Inc.*	1,605,895
2,495	Humana, Inc.	1,202,590
4,933	Insulet Corp.*	1,222,397
6,211	Intuitive Surgical, Inc.*	1,429,586
7,750	Veeva Systems, Inc. Class A*	1,732,745
		7,193,213
	Materials - 2.6%
5,605	Albemarle Corp.	1,369,357
7,880	Nutrien Ltd.	675,001
		2,044,358
	Media & Entertainment - 17.1%
43,142	Alphabet, Inc. Class A*	5,018,277
9,186	Match Group, Inc.*	673,426
4,380	Meta Platforms, Inc. Class A*	696,858
7,683	Netflix, Inc.*	1,727,907
9,425	Roku, Inc.*	617,526
58,737	Snap, Inc. Class A*	580,322
7,327	Spotify Technology S.A.*	828,098
5,406	Take-Two Interactive Software, Inc.*	717,538
16,185	Walt Disney Co.*	1,717,228
21,568	ZoomInfo Technologies, Inc. Class A*	817,211
		13,394,391
	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
6,058	Agilent Technologies, Inc.	812,378
4,851	Danaher Corp.	1,413,921
4,965	Eli Lilly & Co.	1,636,911
21,513	Exact Sciences Corp.*	970,236
		4,833,446
	Real Estate - 1.1%
4,140	AvalonBay Communities, Inc. REIT	885,712
Shares or Principal Amount			Market Value†
COMMON STOCKS - 98.8% - (continued)
	Retailing - 11.0%
50,519	Amazon.com, Inc.*		$ 6,817,539
7,974	Etsy, Inc.*		827,063
2,416	Ulta Beauty, Inc.*		939,607
			8,584,209
	Semiconductors & Semiconductor Equipment - 6.4%
18,116	NVIDIA Corp.		3,290,409
2,948	SolarEdge Technologies, Inc.*		1,061,663
5,599	Universal Display Corp.		646,461
			4,998,533
	Software & Services - 23.0%
15,718	Block, Inc. Class A*		1,195,511
10,991	DocuSign, Inc. Class A*		703,204
7,791	Five9, Inc.*		842,363
9,896	Mastercard, Inc. Class A		3,501,106
14,026	Microsoft Corp.		3,937,659
3,146	MongoDB, Inc. Class A*		983,031
11,524	Okta, Inc.*		1,134,538
3,561	Palo Alto Networks, Inc.*		1,777,295
4,998	Paycom Software, Inc.*		1,651,789
14,923	Workday, Inc. Class A*		2,314,557
			18,041,053
	Technology Hardware & Equipment - 3.4%
22,598	Arista Networks, Inc.*		2,635,605
	Total Common Stocks (cost $88,107,964)		$ 77,423,872
SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
$ 753,232	Fixed Income Clearing Corp. Repurchase Agreement dated 07/29/2022 at 2.230%, due on 08/01/2022 with a maturity value of $753,372; collateralized by U.S. Treasury Note at 2.875%, maturing 05/15/2032, with a market value of $768,351		$ 753,232
	Total Short-Term Investments (cost $753,232)		$ 753,232
	Total Investments (cost $88,861,196)	99.8%	$ 78,177,104
	Other Assets and Liabilities	0.2%	192,841
	Total Net Assets	100.0%	$ 78,369,945
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.
45

Hartford Large Cap Growth ETF
Schedule of Investments – (continued)
July 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 1,042,319	$ 1,042,319	$ —	$ —
Capital Goods	2,130,742	2,130,742	—	—
Commercial & Professional Services	1,446,573	1,446,573	—	—
Consumer Durables & Apparel	3,277,356	3,277,356	—	—
Consumer Services	3,171,519	3,171,519	—	—
Diversified Financials	1,782,411	1,782,411	—	—
Energy	1,200,738	1,200,738	—	—
Food, Beverage & Tobacco	761,694	761,694	—	—
Health Care Equipment & Services	7,193,213	7,193,213	—	—
Materials	2,044,358	2,044,358	—	—
Media & Entertainment	13,394,391	13,394,391	—	—
Pharmaceuticals, Biotechnology & Life Sciences	4,833,446	4,833,446	—	—
Real Estate	885,712	885,712	—	—
Retailing	8,584,209	8,584,209	—	—
Semiconductors & Semiconductor Equipment	4,998,533	4,998,533	—	—
Software & Services	18,041,053	18,041,053	—	—
Technology Hardware & Equipment	2,635,605	2,635,605	—	—
Short-Term Investments	753,232	—	753,232	—
Total	$ 78,177,104	$ 77,423,872	$ 753,232	$ —

(1)	For the period ended July 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
46

Hartford Municipal Opportunities ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6%
	Alabama - 1.0%
$ 100,000	Jefferson County, AL, Board of Education 5.00%, 02/01/2042	$ 110,384
90,000	Jefferson County, AL, GO 5.00%, 04/01/2024	94,838
1,590,000	State of Alabama Docks Department Rev, (AGM Insured) 5.00%, 10/01/2026	1,752,361
665,000	State of Alabama, Troy University Rev, (BAM Insured) 5.00%, 11/01/2023	692,246
		2,649,829
	Alaska - 0.5%
1,225,000	Northern, AK, Tobacco Securitization Corp. Rev 4.00%, 06/01/2039	1,228,568
	Arizona - 0.7%
500,000	City of Phoenix, AZ, Civic Improvement Corp. Rev 5.00%, 07/01/2037	546,102
	Maricopa County, AZ, Industrial Dev Auth Rev
600,000	4.00%, 09/01/2037	607,431
230,000	4.00%, 10/15/2047(1)	213,085
195,000	5.00%, 09/01/2031	216,603
480,000	Tempe, AZ, Industrial Dev Auth Rev 1.13%, 12/01/2026	424,913
		2,008,134
	California - 7.7%
1,500,000	Abag Finance Authority for Nonprofit Corps., CA, Rev 5.00%, 08/01/2043	1,538,608
205,000	Alameda County, Oakland, CA, Unified School Dist, GO, (AGM Insured) 4.00%, 08/01/2034	216,737
795,000	Bay Area Toll Auth, CA, Rev 1.63%, 04/01/2056(2)	768,952
205,000	California Enterprise Dev Auth Rev 5.00%, 08/01/2045	211,542
	California Municipal Finance Auth Rev
180,000	4.00%, 05/15/2034	182,406
600,000	4.00%, 05/15/2037	602,670
245,000	California Public Finance Auth Rev 2.38%, 11/15/2028(1)	229,959
835,000	California State University Rev 0.55%, 11/01/2049(3)	782,630
	California State, GO Taxable
1,500,000	1.10%, 05/01/2040(3)	1,500,000
185,000	4.00%, 11/01/2041	189,347
185,000	Cathedral City, CA, Redev Agency Successor Agency, (BAM Insured) 4.00%, 08/01/2032	199,620
	City of Fontana, CA,
500,000	4.00%, 09/01/2041	480,961
450,000	4.00%, 09/01/2046	422,725
525,000	4.00%, 09/01/2051	483,837
800,000	City of Los Angeles, CA, Department of Airports Rev 4.00%, 05/15/2036	815,415
110,000	Foothill-Eastern Transportation Corridor Agency, CA Rev 5.00%, 01/15/2030	121,645
150,000	Fresno, CA, Unified School Dist, GO 0.01%, 08/01/2032(4)	109,256
	Golden State Tobacco Securitization Corp., CA Rev
5,670,000	0.00%, 06/01/2066(4)	721,297
500,000	5.00%, 06/01/2032	584,664
2,000,000	Los Angeles, CA, Department of Water & Power Rev 5.00%, 07/01/2025	2,189,204
100,000	Romoland, CA, School Dist 5.00%, 09/01/2043	106,132
5,000,000	San Diego County, CA, Regional Transportation Commission Rev 1.35%, 04/01/2038(3)	5,000,000
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	California - 7.7% - (continued)
	San Francisco, CA, City & County Airport Comm-San Francisco International Airport Rev
$ 345,000	4.00%, 05/01/2039	$ 345,987
265,000	5.00%, 05/01/2050	285,176
	San Joaquin Hills, CA, Transportation Corridor Agency Rev, (NATL Insured)
80,000	0.00%, 01/15/2026(4)	72,392
215,000	0.00%, 01/15/2032(4)	149,003
70,000	0.00%, 01/15/2035(4)	41,781
1,760,000	4.00%, 01/15/2034	1,810,225
595,000	University of California Rev 5.00%, 05/15/2036	701,756
		20,863,927
	Colorado - 2.0%
	Colorado Health Facs Auth Rev
105,000	4.00%, 12/01/2040	101,012
835,000	5.00%, 08/01/2044	887,697
935,000	Colorado Housing and Finance Auth Rev, (GNMA Insured) 3.00%, 05/01/2051	934,359
160,000	Denver, CO, Convention Center Hotel Auth Rev 5.00%, 12/01/2031	168,841
365,000	E-470 Public Highway, CO, Auth Rev 1.88%, 09/01/2039, 1 mo. USD SOFR + 0.350%(2)	362,031
1,030,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2029	1,185,067
300,000	Public Auth for Colorado Energy Rev 6.50%, 11/15/2038	384,004
	Regional, CO, Transportation Dist Rev
400,000	5.00%, 07/15/2029	443,054
500,000	5.00%, 01/15/2030	555,716
100,000	5.00%, 07/15/2032	110,981
195,000	University of Colorado, Rev 2.00%, 06/01/2051(3)	192,966
		5,325,728
	Connecticut - 1.9%
100,000	City of Bridgeport, CT, GO, (BAM Insured) 5.00%, 07/15/2034	112,579
605,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	623,803
	Connecticut State Health & Educational Facs Auth Rev
1,060,000	1.10%, 07/01/2049(3)	1,028,178
320,000	5.00%, 07/01/2026	335,925
470,000	5.00%, 07/01/2030	542,175
315,000	5.00%, 07/01/2031	365,177
	State of Connecticut, GO
845,000	3.00%, 06/01/2038	779,361
380,000	5.00%, 11/15/2025	418,561
500,000	5.00%, 04/15/2029	561,376
325,000	5.00%, 09/15/2032	393,022
		5,160,157
	Delaware - 0.1%
200,000	Delaware River & Bay Auth Rev 5.00%, 01/01/2037	233,322
	District of Columbia - 0.5%
	Dist of Columbia Rev
250,000	5.00%, 07/01/2037	250,745
455,000	5.00%, 07/01/2042	449,891
500,000	Metropolitan Washington, DC, Airports Auth, Dulles Toll Road Rev. 5.00%, 10/01/2033	566,273
		1,266,909

The accompanying notes are an integral part of these financial statements.
47

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Florida - 6.5%
$ 500,000	Alachua County, FL, School Board, (AGM Insured) 5.00%, 07/01/2028	$ 572,779
270,000	Broward County, FL, Airport System Rev 4.00%, 10/01/2044	265,751
185,000	Capital Projects Finance Auth, FL, Rev 5.00%, 10/01/2027	195,489
125,000	City of Atlantic Beach, FL, Health Care Facs Auth Rev 5.00%, 11/15/2043	131,171
400,000	City of Pompano Beach, FL, Rev 2.00%, 01/01/2029	357,022
280,000	City of Tampa FL Rev 4.00%, 07/01/2038	283,755
5,555,000	City of West Palm Beach, FL, Utility System Rev, (AGC Insured) 1.33%, 10/01/2038(3)	5,555,000
445,000	Escambia County, FL, Health Facs Auth Rev 4.00%, 08/15/2045	424,852
1,000,000	Greater Orlando, FL, Aviation Auth Rev 5.00%, 10/01/2037	1,080,117
1,500,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2033	1,560,609
	Orange County, FL, Convention Center/Orlando Rev
680,000	5.00%, 10/01/2024	724,864
1,005,000	5.00%, 10/01/2027	1,145,624
950,000	Orlando, FL, Utilities Commission Rev 1.25%, 10/01/2046(3)	821,787
720,000	Palm Beach County, FL, Health Facs Auth Rev 2.63%, 06/01/2025	692,054
	Polk County, FL, Industrial Dev Auth Rev
580,000	5.00%, 01/01/2029	608,251
190,000	5.00%, 01/01/2055	192,780
35,000	Putnam County, FL, Dev Auth Rev 5.00%, 03/15/2042	38,512
500,000	Seminole County, FL, Industrial Dev Auth Rev 3.75%, 11/15/2025	474,853
160,000	Village Community, FL, Dev Dist No. 13 2.55%, 05/01/2031	139,723
1,245,000	Village Community, FL, Dev Dist No. 14 5.13%, 05/01/2037	1,289,156
750,000	Wildwood, FL, Utility Dependent Dist. Rev 5.00%, 10/01/2032	891,632
		17,445,781
	Georgia - 3.1%
100,000	Appling County, GA, Dev Auth Rev 1.50%, 01/01/2038(3)	96,833
	Burke County, GA, Dev Auth Rev
400,000	1.50%, 01/01/2040(3)	387,333
1,730,000	1.55%, 12/01/2049(3)	1,729,186
200,000	3.00%, 11/01/2045(3)	200,415
	Main Street, GA, Natural Gas, Inc. Rev
560,000	4.00%, 12/01/2023	568,512
200,000	5.50%, 09/15/2023	206,377
	Municipal Electric Auth, GA, Rev, (AGM Insured)
840,000	4.00%, 01/01/2041	847,812
1,000,000	5.00%, 01/01/2028	1,092,548
520,000	5.00%, 07/01/2052	556,127
215,000	5.00%, 01/01/2056	226,702
2,300,000	State of Georgia, GO 5.00%, 08/01/2024	2,452,609
		8,364,454
	Hawaii - 0.0%
100,000	State of Hawaii Airports System Rev 5.00%, 07/01/2031	110,811
	Idaho - 0.3%
820,000	Idaho Health Facs Auth Rev 4.00%, 03/01/2046	812,441
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Illinois - 8.2%
	Chicago, IL, Board of Education, GO
$ 380,000	4.00%, 12/01/2047	$ 351,851
250,000	5.00%, 12/01/2024	260,155
500,000	5.00%, 12/01/2028	541,582
1,000,000	5.00%, 12/01/2032	1,084,209
400,000	5.00%, 12/01/2046	416,927
	Chicago, IL, Board of Education, GO, (NATL Insured)
105,000	0.00%, 12/01/2023(4)	101,285
110,000	0.00%, 12/01/2026(4)	96,835
250,000	Chicago, IL, Board of Education, Rev 5.00%, 04/01/2033	265,338
255,000	Chicago, IL, O'Hare International Airport Rev 5.00%, 01/01/2032	293,529
	Chicago, IL, Transit Auth Rev
445,000	5.00%, 06/01/2024	469,282
275,000	5.00%, 12/01/2045	300,490
	City of Chicago, IL, GO, (NATL Insured)
500,000	0.00%, 01/01/2026(4)	449,057
400,000	5.00%, 01/01/2024	412,599
	City of Chicago, IL, Wastewater Transmission Rev
90,000	5.00%, 01/01/2027	93,386
90,000	5.50%, 01/01/2030	99,979
1,385,000	City of Granite, IL, Rev 1.25%, 05/01/2027	1,248,634
265,000	Cook County, IL, GO 5.00%, 11/15/2032	301,892
335,000	Cook County, IL, Sales Tax Rev 5.00%, 11/15/2030	394,260
640,000	Illinois Finance Auth Rev 4.00%, 07/15/2039	643,534
1,155,000	Illinois Housing Dev Auth Rev 1.90%, 08/01/2023	1,154,512
	Illinois State Finance Auth Rev
235,000	5.00%, 08/15/2033	268,031
150,000	5.00%, 11/15/2045	156,768
305,000	5.00%, 05/15/2050(3)	319,735
320,000	Illinois State Toll Highway Auth, Taxable Rev 4.00%, 01/01/2040	327,781
625,000	Kane County, IL, School Dist No. 131 Aurora East Side, GO, (AGM Insured) 5.00%, 12/01/2025	684,950
100,000	Kane McHenry Cook & DeKalb Counties, IL, Unified School Dist No. 300, GO 5.00%, 01/01/2032	111,383
	Kendall Kane & Will Counties, IL, Unified School Dist, GO, (AGM Insured)
150,000	0.00%, 02/01/2027(4)	134,480
515,000	5.00%, 02/01/2025	554,429
	Metropolitan Pier & Exposition Auth, IL, Rev, (NATL Insured)
205,000	0.00%, 12/15/2025(4)	186,233
595,000	4.00%, 12/15/2042	575,625
	Regional Transportation, IL, Auth Rev
150,000	5.00%, 06/01/2024	159,078
685,000	6.00%, 07/01/2024	724,361
	Sales Tax Securitization Corp., IL, Rev
785,000	4.00%, 01/01/2038	788,392
250,000	5.00%, 01/01/2026	272,357
500,000	5.00%, 01/01/2029	559,187
550,000	5.00%, 01/01/2030	633,376
985,000	5.00%, 01/01/2037	1,074,567
	State of Illinois, GO
450,000	5.00%, 12/01/2024	477,484
1,010,000	5.00%, 11/01/2025	1,088,022
300,000	5.00%, 11/01/2027	330,496
535,000	5.00%, 03/01/2029	594,068
505,000	5.00%, 10/01/2031	559,707

The accompanying notes are an integral part of these financial statements.
48

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Illinois - 8.2% - (continued)
$ 465,000	5.00%, 12/01/2034	$ 494,302
325,000	5.00%, 03/01/2046	347,174
750,000	5.25%, 12/01/2030	821,998
550,000	5.50%, 03/01/2042	623,062
115,000	State of Illinois, Sales Tax Rev 5.00%, 06/15/2027	123,799
100,000	Village of Bolingbrook, IL, GO, (AGM Insured) 5.00%, 01/01/2028	113,874
		22,084,055
	Indiana - 0.4%
273,653	City of Evansville, IN, Rev, (FNMA Insured) 3.00%, 06/01/2034	263,847
195,000	Crown Point, IN, Multi School Building Corp. Rev 5.00%, 01/15/2029	226,627
595,000	Indiana Housing & Community Dev Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2052	590,630
		1,081,104
	Iowa - 1.2%
400,000	Iowa Student Loan Liquidity Corp. Rev 5.00%, 12/01/2022	404,101
	State of Iowa Finance Auth Rev
830,000	5.00%, 12/01/2023	861,668
350,000	5.00%, 12/01/2025	380,621
575,000	5.00%, 02/15/2027	642,147
830,000	State of Iowa Tobacco Settlement Auth Rev 4.00%, 06/01/2049	834,926
		3,123,463
	Kentucky - 0.1%
110,000	Kentucky Bond Dev Corp. Rev 5.00%, 09/01/2023	113,816
100,000	Kentucky Public Energy Auth Rev 4.00%, 01/01/2049(3)	101,938
		215,754
	Louisiana - 0.5%
325,000	East Baton Rouge, LA, Sewerage Commission Rev 1.30%, 02/01/2041(3)	290,161
305,000	Parish of St. John the Baptist, LA, Rev 2.38%, 06/01/2037(3)	292,223
265,000	Regional Transportation Auth, LA, Sales Tax Rev, (AGM Insured) 5.00%, 01/01/2027	298,429
495,000	State of Louisiana Gasoline & Fuels Tax Rev 2.10%, 05/01/2043, 1 mo. USD SOFR + 0.500%(2)	476,997
		1,357,810
	Maine - 0.1%
275,000	Maine Health & Higher Educational Facs Auth Rev, (AGM Insured) 4.00%, 07/01/2035	283,859
	Maryland - 0.3%
775,000	Maryland Community Dev Administration Rev 3.00%, 09/01/2051	770,364
	Massachusetts - 4.1%
1,230,000	Massachusetts Clean Water Trust Rev 5.00%, 02/01/2024	1,292,620
	Massachusetts Educational Financing Auth Rev
600,000	5.00%, 07/01/2024	630,725
1,000,000	5.00%, 01/01/2025	1,061,758
100,000	5.00%, 07/01/2026	109,327
110,000	5.00%, 07/01/2027	122,028
210,000	Massachusetts Housing Finance Agency Rev 3.00%, 12/01/2050	209,291
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Massachusetts - 4.1% - (continued)
	Massachusetts State Dev Finance Agency Rev
$ 405,000	1.93%, 07/01/2049(1)(2)	$ 402,160
3,500,000	4.00%, 07/15/2036	3,633,807
120,000	5.00%, 07/15/2023(1)	122,775
130,000	5.00%, 07/15/2024(1)	135,484
1,000,000	5.00%, 07/01/2025	1,079,466
680,000	5.00%, 07/01/2031	749,629
675,000	5.00%, 07/01/2034	729,907
350,000	5.00%, 07/01/2044	363,837
100,000	5.00%, 07/01/2048	106,211
380,000	5.00%, 10/01/2057(1)	399,724
		11,148,749
	Michigan - 1.6%
	Michigan Finance Auth Rev
1,250,000	4.00%, 11/15/2046	1,228,762
750,000	5.00%, 11/01/2032	863,903
	Michigan State Housing Dev Auth Rev
790,000	4.25%, 06/01/2049	814,737
475,000	4.25%, 12/01/2049	491,088
275,000	New Haven, MI, Community Schools, GO, (Q-SBLF Insured) 5.00%, 05/01/2032	320,489
500,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2025	542,906
		4,261,885
	Minnesota - 0.8%
575,000	Duluth, MN, Independent School Dist No. 709, (SCP Insured) 5.00%, 02/01/2025	618,001
392,886	Freddie Mac Multifamily, MN, Certificates Rev 2.54%, 06/25/2037	364,176
750,000	Minnesota Higher Education Facs Auth Rev 3.00%, 10/01/2038	679,789
350,000	Minnesota Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2052	348,079
200,000	St. Francis, MN, Independent School Dist No. 15, GO, (SCP Insured) 4.00%, 02/01/2030	201,975
		2,212,020
	Mississippi - 0.4%
1,000,000	State of Mississippi Rev 5.00%, 10/15/2029	1,142,222
	Missouri - 1.9%
400,000	City of St. Louis, MO, Airport Rev 5.00%, 07/01/2031	446,659
	Health & Educational Facs Auth of the State of Missouri Rev
850,000	4.00%, 01/01/2050(3)	850,495
555,000	5.00%, 06/01/2032	659,767
510,000	Kansas City, MO, Industrial Dev Auth Rev 5.00%, 03/01/2032	564,237
500,000	Kirkwood, MO, Industrial Dev Auth Retirement Community Rev 5.25%, 05/15/2042	490,312
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
495,000	3.25%, 11/01/2052	498,666
650,000	3.50%, 11/01/2050	660,362
	St. Louis County, MO, Industrial Dev Auth Rev
445,000	4.00%, 12/15/2046	353,936
650,000	5.00%, 09/01/2028	662,250
		5,186,684
	Nebraska - 1.2%
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
2,010,000	3.00%, 09/01/2050	2,006,344

The accompanying notes are an integral part of these financial statements.
49

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Nebraska - 1.2% - (continued)
$ 865,000	3.00%, 03/01/2052	$ 859,288
300,000	Washington County, NE, Rev 0.90%, 09/01/2030(3)	285,896
		3,151,528
	Nevada - 1.9%
265,000	City of North Las Vegas, NV 4.50%, 06/01/2039	266,068
280,000	City of Reno, NV, Sales Tax Rev, (AGM Insured) 5.00%, 06/01/2033	310,650
80,000	City of Sparks, NV, Rev 2.50%, 06/15/2024(1)	78,068
2,850,000	Clark County, NV, Department of Aviation Rev 5.00%, 07/01/2026	3,120,286
250,000	Clark County, NV, Passenger Facs Charge Rev 5.00%, 07/01/2028	289,229
300,000	Clark County, NV, School Dist, GO 5.00%, 06/15/2035	336,424
	Las Vegas, NV, New Convention Center Auth Rev
200,000	5.00%, 07/01/2029	210,666
500,000	5.00%, 07/01/2034	568,835
		5,180,226
	New Hampshire - 0.6%
1,295,000	National Finance Auth, NH, Rev 4.00%, 12/01/2028	1,358,344
80,000	New Hampshire Business Finance Auth Rev 4.00%, 01/01/2041	75,755
215,000	New Hampshire Health and Education Facs Auth Rev 5.00%, 08/01/2059	254,080
		1,688,179
	New Jersey - 1.8%
515,000	New Jersey Economic Dev Auth Rev, 5.00%, 06/15/2023	529,073
430,000	New Jersey Higher Education Student Assistance Auth Rev 5.00%, 12/01/2025	464,745
125,000	New Jersey Transportation Trust Fund Auth Rev 5.00%, 12/15/2023	130,089
	New Jersey Turnpike Auth Rev
250,000	4.00%, 01/01/2033	265,277
295,000	4.00%, 01/01/2042	302,046
385,000	5.00%, 01/01/2033	430,303
	Newark, NJ, Board of Education, GO
295,000	5.00%, 07/15/2024	312,007
325,000	5.00%, 07/15/2027	367,867
	State of New Jersey, GO
340,000	5.00%, 06/01/2025	368,179
1,000,000	5.00%, 06/01/2027	1,078,123
	Tobacco Settlement Financing Corp., NJ, Rev
340,000	5.00%, 06/01/2024	357,268
250,000	5.00%, 06/01/2029	275,451
		4,880,428
	New Mexico - 0.3%
155,000	City of Santa Fe, NM, Rev 5.00%, 05/15/2049	144,601
	New Mexico Mortgage Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
660,000	3.00%, 03/01/2053	656,462
65,000	4.00%, 01/01/2049	66,692
		867,755
	New York - 12.9%
540,000	Brookhaven, NY, Local Dev Corp. Rev 1.63%, 11/01/2025	510,279
	City of New York, NY, GO
1,675,000	1.55%, 08/01/2044(3)	1,675,000
465,000	5.00%, 08/01/2026	520,825
500,000	5.00%, 08/01/2028	574,030
530,000	5.00%, 04/01/2036	591,884
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	New York - 12.9% - (continued)
$ 205,000	Huntington, NY, Local Dev Corp. Rev 3.00%, 07/01/2025	$ 197,715
	Long Island, NY, Power Auth Rev
500,000	0.85%, 09/01/2050(3)	469,552
295,000	5.00%, 09/01/2033	334,054
	Metropolitan Transportation Auth, NY, Rev
2,695,000	5.00%, 11/15/2033	2,764,795
1,000,000	5.00%, 11/15/2045(3)	1,123,733
575,000	5.00%, 11/15/2052	602,836
150,000	New York City, NY, Industrial Dev Agency (AGM Insured) Rev, (AGM Insured) 5.00%, 03/01/2030	169,965
670,000	New York City, NY, Industrial Dev Agency Rev 3.00%, 01/01/2033	664,449
500,000	New York City, NY, Municipal Water Finance Auth Rev 5.00%, 06/15/2040	558,316
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
500,000	4.00%, 05/01/2035	526,983
185,000	4.00%, 11/01/2035	194,750
580,000	4.00%, 11/01/2036	604,378
335,000	4.00%, 02/01/2038	346,740
1,000,000	4.00%, 11/01/2038	1,035,776
465,000	5.00%, 11/01/2033	544,754
570,000	5.00%, 05/01/2038	636,123
1,200,000	New York City, NY, Water & Sewer System Rev 3.00%, 06/15/2040	1,091,580
	New York Liberty Dev Corp. Rev
450,000	0.95%, 11/15/2027	407,934
405,000	3.00%, 02/15/2042	349,498
2,175,000	5.00%, 11/15/2044(1)	2,188,590
	New York State Dormitory Auth Rev
1,000,000	3.00%, 03/15/2041	899,423
1,650,000	4.00%, 03/15/2038	1,695,795
2,000,000	4.00%, 05/01/2039	2,029,622
2,250,000	5.00%, 03/15/2036	2,353,939
105,000	5.00%, 05/01/2037	117,640
1,000,000	5.00%, 05/01/2052	1,074,311
	New York State Urban Dev Corp. Rev
2,000,000	4.00%, 03/15/2037	2,044,628
585,000	5.00%, 03/15/2023	597,854
515,000	5.00%, 03/15/2038	568,368
	New York Transportation Dev Corp. Rev
440,000	4.00%, 12/01/2038	423,015
130,000	5.00%, 12/01/2024	136,597
195,000	5.00%, 12/01/2031	217,475
515,000	5.00%, 12/01/2032	572,219
	Port Auth of New York & New Jersey Rev
185,000	4.00%, 07/15/2040	189,743
800,000	5.00%, 11/15/2035	851,162
700,000	5.00%, 11/01/2038	765,640
390,000	Syracuse, NY, Industrial Dev Agency Rev 5.00%, 01/01/2031	329,446
260,000	Triborough Bridge & Tunnel Auth, NY, Rev 5.00%, 11/15/2049	289,034
1,050,000	Westchester City, NY, Local Dev Rev 3.20%, 07/01/2028(1)	973,218
		34,813,668
	North Carolina - 1.1%
	North Carolina Medical Care Commission Retirement Facs Rev
545,000	2.88%, 10/01/2026	525,737
255,000	4.00%, 01/01/2025	252,738
1,455,000	4.00%, 09/01/2051	1,380,589
395,000	5.00%, 01/01/2038	414,858

The accompanying notes are an integral part of these financial statements.
50

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	North Carolina - 1.1% - (continued)
$ 145,000	5.00%, 01/01/2039	$ 142,446
210,000	5.00%, 01/01/2044	217,560
		2,933,928
	North Dakota - 0.2%
675,000	North Dakota Housing Finance Agency Rev 3.00%, 07/01/2052	670,700
	Ohio - 2.2%
250,000	Allen County, OH, Hospital Facs Rev 5.00%, 12/01/2029	289,800
	American Municipal Power, Inc, OH, Rev
1,000,000	4.00%, 02/15/2036	1,045,787
1,000,000	4.00%, 02/15/2037	1,034,005
1,250,000	Buckeye, OH, Tobacco Settlement Finance Auth Rev 5.00%, 06/01/2055	1,248,118
100,000	Cleveland, OH, Department of Public Utilities Rev, (AGM Insured) 5.00%, 11/15/2030	114,014
845,000	Ohio Air Quality Dev Auth Rev 4.00%, 09/01/2030(3)	869,287
805,000	Ohio Higher Educational Facility Commission Rev 5.00%, 07/01/2035(5)	876,670
600,000	Southern Ohio Port Auth Rev 6.50%, 12/01/2030(1)	559,728
		6,037,409
	Oklahoma - 0.4%
	Oklahoma Dev Finance Auth Rev
905,000	1.63%, 07/06/2023	891,544
30,000	5.25%, 08/15/2048	28,506
30,000	5.50%, 08/15/2057	28,708
		948,758
	Oregon - 0.9%
30,000	Benton & Linn Counties, OR, Consolidated School Dist No. 509J & 509A Corvallis, GO, (School Board Guaranty Insured) 5.00%, 06/15/2038	33,545
20,000	Marion County, OR, School Dist No. 15 North Marion, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2037(4)	11,173
115,000	Multnomah & Clackamas Counties, OR, School Dist No. 10 JT Gresham-Barlow, GO, (School Board Guaranty Insured) 0.00%, 06/15/2038(4)	63,657
	Port of Portland, OR, Airport Rev
270,000	5.00%, 07/01/2029	306,850
575,000	5.00%, 07/01/2030	659,784
	Salem Hospital Facs Auth, OR, Rev
40,000	5.00%, 05/15/2038	41,919
30,000	5.00%, 05/15/2048	31,033
150,000	Salem-Keizer, OR, School Dist No. 24J, GO, (School Bond Guaranty Insured) 5.00%, 06/15/2023	154,561
	State of Oregon Housing & Community Services Department Rev
60,000	4.50%, 01/01/2049	61,844
865,000	4.50%, 07/01/2049	893,706
95,000	State of Oregon, GO 4.00%, 12/01/2048	97,058
100,000	Washington Clackamas & Yamhill Counties, OR, School Dist No. 88J, GO, (School Bond Guaranty Insured) 0.00%, 06/15/2034(4)	65,408
		2,420,538
	Pennsylvania - 2.5%
135,000	Armstrong, PA, School Dist, GO, (BAM State Aid Withholding Insured) 4.00%, 03/15/2035	142,327
565,000	City of Philadelphia, PA, GO 5.00%, 02/01/2035	640,074
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Pennsylvania - 2.5% - (continued)
$ 585,000	City of Philadelphia, PA, Hospital & Higher Education Facs Auth Rev, (AGM Insured) 5.00%, 07/01/2037	$ 651,783
100,000	Commonwealth Finance Auth, PA, Rev 5.00%, 06/01/2027	110,922
265,000	Delaware Valley Regional Finance Auth, PA, Rev 5.75%, 07/01/2032	328,220
590,000	Erie, PA, City School Dist, GO, (AGM State Aid Withholding Insured) 5.00%, 04/01/2028	672,420
345,000	Lancaster Industrial, PA, Dev Auth Rev 4.00%, 07/01/2056	295,410
	Montgomery County, PA, Industrial Dev Auth Rev
230,000	5.00%, 12/01/2030	241,206
240,000	5.00%, 12/01/2044	256,378
100,000	5.00%, 12/01/2046	102,499
	Pennsylvania Higher Educational Facs Auth Rev
250,000	5.00%, 05/01/2025	267,257
750,000	5.00%, 05/01/2037	802,017
595,000	Pennsylvania Housing Finance Agency Rev 4.00%, 10/01/2038	601,826
	Pennsylvania Turnpike Commission Rev
150,000	5.00%, 12/01/2030	169,362
95,000	5.00%, 12/01/2037	96,127
610,000	Philadelphia, PA, School Dist, GO, (State Aid Withholding Insured) 5.00%, 09/01/2032	694,071
15,000	Pittsburgh, PA, Water & Sewer Auth Rev, (AGM Insured) 5.00%, 09/01/2034	17,164
280,000	School Dist of Philadelphia, GO 5.00%, 06/01/2027	316,149
375,000	Wilkes-Barre Area, PA, School Dist, GO, (BAM State Aid Withholding Insured) 5.00%, 04/15/2059	414,506
		6,819,718
	Puerto Rico - 1.5%
2,950,000	Commonwealth of Puerto Rico, GO 5.63%, 07/01/2027	3,196,022
	Puerto Rico Sales Tax Financing Corp. Sales Tax Rev
193,000	0.00%, 07/01/2024(4)	181,038
625,000	5.00%, 07/01/2058	630,420
		4,007,480
	Rhode Island - 0.8%
225,000	City of Cranston, RI, GO 1.00%, 08/23/2022	224,915
445,000	Rhode Island Commerce Corp. Rev 5.00%, 05/15/2026	492,473
	Rhode Island Student Loan Auth Rev
400,000	5.00%, 12/01/2027	448,550
765,000	5.00%, 12/01/2028	865,241
		2,031,179
	South Carolina - 0.9%
580,000	Piedmont, SC, Municipal Power Agency Rev 5.00%, 01/01/2025	622,326
410,000	SCAGO Educational Facs Corp. for Pickens School Dist, SC Rev 5.00%, 12/01/2029	438,756
	South Carolina State Public Service Auth Rev
500,000	4.00%, 12/01/2034	511,990
625,000	4.00%, 12/01/2038	628,928
175,000	5.00%, 12/01/2025	189,140
		2,391,140
	South Dakota - 1.4%
	South Dakota Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,240,000	3.00%, 11/01/2051	1,236,712

The accompanying notes are an integral part of these financial statements.
51

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	South Dakota - 1.4% - (continued)
$ 605,000	4.50%, 11/01/2048	$ 627,418
1,785,000	South Dakota State Educational Enhancement Funding Corp. Rev 5.00%, 06/01/2026	1,834,252
		3,698,382
	Tennessee - 1.0%
110,000	Chattanooga, TN, Health Educational & Housing Facs Board Rev 5.00%, 08/01/2044	116,942
1,175,000	Metropolitan Gov't Nashville & Davidson County, TN, Health & Educational Facs Board Rev 5.00%, 07/01/2031	1,357,893
	Tennessee Energy Acquisition Corp. Rev
300,000	5.00%, 02/01/2023	303,538
295,000	5.00%, 02/01/2025	309,176
590,000	5.00%, 02/01/2027	635,604
95,000	Tennessee Housing Dev Agency Rev 4.00%, 01/01/2049	97,190
		2,820,343
	Texas - 8.5%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
450,000	5.00%, 08/15/2037	524,567
805,000	5.00%, 08/15/2040	929,940
160,000	Austin, TX, Bergstrom Landhost Ente Ausapt Rev 5.00%, 10/01/2029	172,609
500,000	Brazos, TX, Higher Education Auth, Inc. Rev 5.00%, 04/01/2025	530,525
505,000	Central Texas Regional Mobility Auth Rev 4.00%, 01/01/2036	518,312
	City of Austin, TX, Airport System Rev.
1,025,000	5.00%, 11/15/2032	1,196,075
500,000	5.00%, 11/15/2039	559,430
535,000	City of Dallas, TX, GO 5.00%, 02/15/2028	602,242
	City of Dallas, TX, Hotel Occupancy Tax Rev
425,000	4.00%, 08/15/2033	437,409
100,000	4.00%, 08/15/2034	102,689
1,135,000	City of Houston, TX, Combined Utility System Rev, (AGM Insured) 0.00%, 12/01/2024(4)	1,081,414
	City of Houston, TX, Hotel Occupancy Tax & Special Rev, (AGM-CR AMBAC Insured)
750,000	0.00%, 09/01/2025(4)	695,972
425,000	4.00%, 09/01/2026	455,097
	City of San Antonio, TX, Electric & Gas Systems Rev
555,000	1.75%, 02/01/2049(3)	545,132
770,000	5.00%, 02/01/2023	783,388
290,000	5.00%, 02/01/2035	339,217
425,000	Clear Creek, TX, Independent School Dist, GO, (PSF-GTD Insured) 0.28%, 02/15/2038(3)	404,158
215,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2022	216,764
1,305,000	Grand Parkway, TX, Transportation Corp. Rev 5.00%, 10/01/2052(3)	1,351,098
615,000	Harris County - Houston, TX, Sports Auth Rev 5.00%, 11/15/2033	638,346
400,000	Hidalgo County, TX, Regional Mobility Auth Rev 5.00%, 12/01/2030	434,279
100,000	Kerrville, TX, Health Facs Dev Corp. Rev 5.00%, 08/15/2024	105,271
675,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2038	764,523
	New Hope, TX, Cultural Education Facs Finance Corp. Rev
250,000	4.00%, 11/01/2055	222,309
500,000	5.00%, 11/01/2046	451,407
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Texas - 8.5% - (continued)
$ 2,625,000	North East, TX, Independent School Dist GO, (PSF-GTD Insured) 2.00%, 08/01/2052(3)	$ 2,631,383
1,250,000	Northside, TX, Independent School Dist GO 2.00%, 06/01/2052(3)	1,215,692
2,000,000	San Antonio, TX, Water System Rev 1.00%, 05/01/2043(3)	1,884,364
500,000	Texas Public Finance Auth Rev 4.00%, 02/01/2034	517,278
200,000	Texas Transportation Commission Rev 0.00%, 08/01/2038(4)	95,932
2,000,000	Texas Transportation Commission State Highway Fund Rev 0.43%, 04/01/2025	1,893,059
	Uptown, TX, Dev Auth
220,000	4.00%, 09/01/2032	220,537
250,000	4.00%, 09/01/2035	250,180
		22,770,598
	Utah - 1.8%
1,000,000	Salt Lake City, UT, Corp. Airport Rev 5.00%, 07/01/2029	1,118,907
590,000	Salt Lake County, UT, Hospital Rev, (AMBAC Insured) 5.13%, 02/15/2033	632,616
1,500,000	Utah County, UT, Hosp Rev 5.00%, 05/15/2045	1,549,030
1,250,000	Utah Transit Auth Rev, (AGM Insured) 5.25%, 06/15/2029	1,473,428
		4,773,981
	Virginia - 2.3%
945,000	Halifax County, VA, Industrial Dev Auth Rev 1.65%, 12/01/2041(3)	935,386
750,000	Henrico County, VA, Economic Dev Auth Rev 5.00%, 10/01/2047	806,653
850,000	Virginia Commonwealth Transportation Board Rev 4.00%, 05/15/2030	874,519
	Virginia Small Business Financing Auth Rev
1,000,000	4.00%, 01/01/2033	1,031,519
1,100,000	4.00%, 07/01/2034	1,124,604
835,000	5.00%, 07/01/2035	918,897
350,000	5.00%, 12/31/2047	374,209
		6,065,787
	Washington - 2.1%
500,000	King County, WA, School Dist. No. 210 Federal Way GO, (School Board Guaranty Insured) 4.00%, 12/01/2036	531,361
1,500,000	Port of Seattle, WA, Rev 4.00%, 08/01/2040	1,491,638
	State of Washington, GO
965,000	5.00%, 06/01/2043	1,096,014
460,000	5.00%, 08/01/2044	522,234
1,500,000	Washington Health Care Facs Auth Rev 4.00%, 08/01/2044	1,476,258
500,000	Washington State Housing Finance Commission Rev 5.00%, 01/01/2031(1)	504,508
		5,622,013
	West Virginia - 1.1%
	West Virginia Economic Dev Auth Rev
390,000	2.55%, 03/01/2040(3)	385,055
1,870,000	3.75%, 12/01/2042(3)	1,882,229
500,000	West Virginia Parkways Auth Rev 5.00%, 06/01/2030	592,139
		2,859,423
	Wisconsin - 3.3%
	Public Finance Auth, WI, Rev
505,000	4.00%, 10/01/2041	471,291
305,000	4.00%, 01/01/2047	289,306
170,000	4.00%, 07/01/2050	170,413
90,000	5.00%, 09/01/2025(1)	90,942

The accompanying notes are an integral part of these financial statements.
52

Hartford Municipal Opportunities ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.6% - (continued)
	Wisconsin - 3.3% - (continued)
$ 1,000,000	5.00%, 07/01/2036		$ 1,079,130
225,000	5.00%, 07/01/2036		244,683
100,000	5.00%, 07/01/2037		108,278
485,000	5.00%, 07/01/2038		522,874
750,000	5.00%, 10/01/2043(1)		724,300
465,000	5.00%, 10/01/2044		493,938
1,205,000	5.00%, 02/01/2052		1,271,347
	University of Wisconsin Hospitals & Clinics Rev
310,000	4.00%, 04/01/2035		319,712
220,000	4.00%, 04/01/2039		223,607
120,000	Wisconsin Center Dist, Rev, (AGM Insured) 0.00%, 12/15/2029(4)		96,191
	Wisconsin Health & Educational Facs Auth Rev
845,000	1.51%, 08/15/2054(2)		845,000
595,000	4.00%, 08/15/2046		556,547
500,000	4.00%, 01/01/2057		411,199
840,000	5.00%, 11/01/2039		845,518
200,000	Wisconsin Housing & Economic Dev Auth Rev 0.50%, 11/01/2050(3)		187,430
			8,951,706
	Total Municipal Bonds (cost $263,095,956)		$ 254,742,897
U.S. GOVERNMENT AGENCIES - 0.4%
	Mortgage-Backed Agencies - 0.4%
	FHLMC - 0.4%
1,155,000	3.15%, 10/15/2036		$ 1,119,524
	Total U.S. Government Agencies (cost $1,177,609)		$ 1,119,524
	Total Long-Term Investments (Cost $264,273,565)		$ 255,862,421
SHORT-TERM INVESTMENTS - 3.8%
	Repurchase Agreements - 3.8%
10,335,063	Fixed Income Clearing Corp. Repurchase Agreement dated 07/29/2022 at 2.230%, due on 08/01/2022 with a maturity value of $10,336,984; collateralized by U.S. Treasury Bond at 1.125%, maturing 08/15/2040, with a market value of $10,541,828		$ 10,335,063
	Total Short-Term Investments (cost $10,335,063)		$ 10,335,063
	Total Investments (cost $274,608,628)	98.8%	$ 266,197,484
	Other Assets and Liabilities	1.2%	3,291,419
	Total Net Assets	100.0%	$ 269,488,903
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $6,622,541, representing 2.5% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a zero-coupon bond.
(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $884,107 at July 31, 2022.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Municipal Bonds	$ 254,742,897	$ —	$ 254,742,897	$ —
U.S. Government Agencies	1,119,524	—	1,119,524	—
Short-Term Investments	10,335,063	—	10,335,063	—
Total	$ 266,197,484	$ —	$ 266,197,484	$ —

(1)	For the year ended July 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
53

Hartford Schroders Commodity Strategy ETF (Consolidated)
Schedule of Investments
July 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.5%
	Energy - 0.5%
12,027	BP plc		$ 58,543
1,800	Coterra Energy, Inc.		55,062
1,600	Helmerich & Payne, Inc.		74,080
4,300	Repsol S.A.		53,162
2,747	Shell plc		72,840
			313,687
	Materials - 0.0%
878	Aclara Resources, Inc.*		192
	Total Common Stocks (cost $268,523)		$ 313,879
SHORT-TERM INVESTMENTS - 85.6%
	Other Investment Pools & Funds - 7.0%
4,139,568	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.48%(1)		$ 4,139,568
	U.S. Treasury Securities - 78.6%
	U.S. Treasury Bills – 78.6%
$ 6,740,000	0.70%, 08/04/2022(2)		6,739,476
2,547,800	0.90%, 08/11/2022(2)		2,547,100
6,410,000	1.01%, 08/18/2022(2)		6,406,756
5,950,000	1.35%, 08/25/2022(2)		5,944,403
5,451,300	1.36%, 09/01/2022(2)		5,444,698
1,790,000	1.49%, 09/08/2022(2)		1,787,118
3,230,000	1.60%, 09/15/2022(2)		3,223,403
3,320,000	2.02%, 09/22/2022(2)		3,310,121
1,140,000	2.06%, 09/22/2022(2)		1,136,536
3,290,000	2.10%, 09/29/2022(2)		3,278,272
6,410,000	2.17%, 10/06/2022(2)		6,383,732
			46,201,615
	Total Short-Term Investments (cost $50,341,786)		$ 50,341,183
	Total Investments (cost $50,610,309)	86.1%	$ 50,655,062
	Other Assets and Liabilities	13.9%	8,168,220
	Total Net Assets	100.0%	$ 58,823,282
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
The Consolidated Schedule of Investments includes investments held by Hartford Schroders Cayman Commodity Strategy Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. As of July 31, 2022, the Fund invested 19.5% of its total assets in the Subsidiary.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.
(2)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at July 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Brent Crude Oil Future	46	09/30/2022	$ 4,666,240	$ 290,863
Brent Crude Oil Future	10	10/31/2023	894,500	(27,852)
Coffee "C" Futures	19	09/20/2022	1,547,550	(75,679)
Copper Future	10	09/28/2022	893,375	101,538
Corn Future	58	09/14/2022	1,787,125	(161,302)
Corn Future	37	12/14/2022	1,147,000	(70,543)
Cotton No. 2 Future	25	12/07/2022	1,209,250	(18,730)
Gasoline RBOB Future	12	08/31/2022	1,569,053	(90,544)
Gold 100oz Future	36	12/28/2022	6,414,480	145,488
KC Hard Red Winter Wheat Future	19	09/14/2022	830,775	(273,878)
Lean Hogs Future	31	10/14/2022	1,205,590	50,813
Live Cattle Future	20	10/31/2022	1,137,800	2,822
LME Nickel Future	11	09/19/2022	1,557,864	(195,081)
LME Zinc Future	26	09/19/2022	2,178,969	(64,565)
Low Sulphur Gas Oil Future	23	09/12/2022	2,505,275	(252,228)
Natural Gas Future	108	08/29/2022	8,887,320	(91,686)
NY Harbor ULSD Future	12	08/31/2022	1,788,696	(259,982)
Primary Aluminum Future	30	09/19/2022	1,877,430	(146,967)
The accompanying notes are an integral part of these financial statements.
54

Hartford Schroders Commodity Strategy ETF (Consolidated)
Schedule of Investments – (continued)
July 31, 2022

Futures Contracts Outstanding at July 31, 2022 – (continued)
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts – (continued):
Silver Future	13	09/28/2022	$ 1,312,805	$ 64,356
Soybean Future	42	11/14/2022	3,083,850	15,130
Soybean Future	50	12/14/2022	1,969,800	(83,639)
Soybean Meal Future	43	12/14/2022	1,799,550	83,818
Sugar No. 11 Future	70	09/30/2022	1,375,136	(103,944)
Wheat Future	68	09/14/2022	2,746,350	(553,151)
WTI Crude Future	36	08/22/2022	3,550,320	(353,827)
WTI Crude Future	7	11/20/2023	585,340	(47,100)
Total				$ (2,115,870)
Short position contracts:
LME Zinc Future	8	09/19/2022	$ (670,452)	$ (83,741)
Total futures contracts				$ (2,199,611)
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Energy	$ 313,687	$ 313,687	$ —	$ —
Materials	192	192	—	—
Short-Term Investments	50,341,183	4,139,568	46,201,615	—
Futures Contracts(2)	754,828	754,828	—	—
Total	$ 51,409,890	$ 5,208,275	$ 46,201,615	$ —
Liabilities
Futures Contracts(2)	$ (2,954,439)	$ (2,954,439)	$ —	$ —
Total	$ (2,954,439)	$ (2,954,439)	$ —	$ —

(1)	For the period ended July 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
55

Hartford Schroders ESG US Equity ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Automobiles & Components - 0.9%
93	Tesla, Inc.*	$ 82,905
	Banks - 1.0%
1,939	U.S. Bancorp	91,521
	Capital Goods - 5.9%
774	3M Co.	110,868
1,045	Emerson Electric Co.	94,123
1,311	General Electric Co.	96,896
737	Masco Corp.	40,815
1,280	Otis Worldwide Corp.	100,058
1,009	Westinghouse Air Brake Technologies Corp.	94,311
		537,071
	Commercial & Professional Services - 1.1%
707	Republic Services, Inc. Class A	98,033
43	Waste Management, Inc.	7,076
		105,109
	Consumer Durables & Apparel - 0.8%
2,683	Newell Brands, Inc.	54,223
485	Tapestry, Inc.	16,311
		70,534
	Consumer Services - 6.7%
922	Airbnb, Inc. Class A*	102,324
57	Booking Holdings, Inc.*	110,334
729	Expedia Group, Inc.*	77,310
462	McDonald's Corp.	121,677
1,220	Starbucks Corp.	103,432
785	Yum! Brands, Inc.	96,194
		611,271
	Diversified Financials - 4.0%
614	American Express Co.	94,568
125	Berkshire Hathaway, Inc. Class B*	37,575
920	Discover Financial Services	92,920
601	Evercore, Inc. Class A	60,082
260	Moody's Corp.	80,665
		365,810
	Energy - 3.5%
305	Devon Energy Corp.	19,169
125	EOG Resources, Inc.	13,903
1,828	Exxon Mobil Corp.	177,188
2,875	Schlumberger N.V.	106,461
		316,721
	Food & Staples Retailing - 3.2%
3,396	Albertsons Cos., Inc. Class A	91,182
269	Costco Wholesale Corp.	145,610
446	Walmart, Inc.	58,894
		295,686
	Food, Beverage & Tobacco - 6.3%
1,058	Archer-Daniels-Midland Co.	87,571
2,330	Coca-Cola Co.	149,516
1,267	General Mills, Inc.	94,759
434	Hershey Co.	98,935
842	PepsiCo., Inc.	147,316
		578,097
	Health Care Equipment & Services - 2.9%
950	Abbott Laboratories	103,398
49	Becton Dickinson and Co.	11,971
304	CVS Health Corp.	29,087
9	Embecta Corp.*	265
151	IDEXX Laboratories, Inc.*	60,276
694	Premier, Inc. Class A	26,691
55	UnitedHealth Group, Inc.	29,829
		261,517
Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Household & Personal Products - 0.9%
945	Church & Dwight Co., Inc.	$ 83,132
	Insurance - 3.5%
622	American Financial Group, Inc.	83,149
52	Aon plc Class A	15,134
376	Brown & Brown, Inc.	24,478
612	Marsh & McLennan Cos., Inc.	100,343
869	Progressive Corp.	99,987
		323,091
	Materials - 3.0%
1,628	DuPont de Nemours, Inc.	99,682
2,515	Ginkgo Bioworks Holdings, Inc.*	7,193
1,287	Louisiana-Pacific Corp.	81,892
358	Sherwin-Williams Co.	86,615
		275,382
	Media & Entertainment - 8.9%
3,295	Alphabet, Inc. Class A*	383,274
6,021	Altice USA, Inc. Class A*	63,281
233	Charter Communications, Inc. Class A*	100,679
2,254	Comcast Corp. Class A	84,570
2,748	Interpublic Group of Cos., Inc.	82,083
600	Meta Platforms, Inc. Class A*	95,460
		809,347
	Pharmaceuticals, Biotechnology & Life Sciences - 12.6%
1,020	AbbVie, Inc.	146,380
454	Amgen, Inc.	112,351
1,574	Bristol-Myers Squibb Co.	116,130
357	Eli Lilly & Co.	117,699
1,497	Gilead Sciences, Inc.	89,446
1,144	Johnson & Johnson	199,651
1,385	Merck & Co., Inc.	123,736
2,842	Organon & Co.	90,148
3,115	Pfizer, Inc.	157,339
		1,152,880
	Real Estate - 1.2%
77	American Tower Corp. REIT	20,854
149	Crown Castle International Corp. REIT	26,918
9	Equinix, Inc. REIT	6,334
114	Prologis, Inc. REIT	15,112
9	Public Storage REIT	2,938
21	Realty Income Corp. REIT	1,554
51	SBA Communications Corp. REIT	17,125
160	Simon Property Group, Inc. REIT	17,382
		108,217
	Retailing - 7.2%
1,368	Amazon.com, Inc.*	184,612
44	AutoZone, Inc.*	94,045
777	Bath & Body Works, Inc.	27,615
400	Home Depot, Inc.	120,376
1,959	Kohl's Corp.	57,085
120	O'Reilly Automotive, Inc.*	84,431
1,503	TJX Cos., Inc.	91,923
		660,087
	Semiconductors & Semiconductor Equipment - 3.1%
228	Broadcom, Inc.	122,089
2,290	Intel Corp.	83,150
70	NVIDIA Corp.	12,714
357	Texas Instruments, Inc.	63,864
		281,817
	Software & Services - 10.1%
448	Accenture plc Class A	137,204
431	Atlassian Corp. plc Class A*	90,217
1,480	Cognizant Technology Solutions Corp. Class A	100,581
615	Concentrix Corp.	82,262

The accompanying notes are an integral part of these financial statements.
56

Hartford Schroders ESG US Equity ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount			Market Value†
COMMON STOCKS - 99.6% - (continued)
	Software & Services - 10.1% - (continued)
801	International Business Machines Corp.		$ 104,763
1,470	Microsoft Corp.		412,688
			927,715
	Technology Hardware & Equipment - 10.0%
4,202	Apple, Inc.		682,867
2,957	Cisco Systems, Inc.		134,159
419	Motorola Solutions, Inc.		99,969
			916,995
	Transportation - 1.7%
436	Ryder System, Inc.		34,148
614	United Parcel Service, Inc. Class B		119,662
			153,810
	Utilities - 1.1%
2,192	Exelon Corp.		101,906
	Total Common Stocks (cost $9,531,462)		$ 9,110,621
SHORT-TERM INVESTMENTS - 0.3%
	Other Investment Pools & Funds - 0.3%
29,106	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.48%(1)		$ 29,106
	Total Short-Term Investments (cost $29,106)		$ 29,106
	Total Investments (cost $9,560,568)	99.9%	$ 9,139,727
	Other Assets and Liabilities	0.1%	5,379
	Total Net Assets	100.0%	$ 9,145,106
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Current yield as of period end.

Futures Contracts Outstanding at July 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	1	09/16/2022	$ 20,668	$ 579
Total futures contracts				$ 579
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
57

Hartford Schroders ESG US Equity ETF
Schedule of Investments – (continued)
July 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$ 82,905	$ 82,905	$ —	$ —
Banks	91,521	91,521	—	—
Capital Goods	537,071	537,071	—	—
Commercial & Professional Services	105,109	105,109	—	—
Consumer Durables & Apparel	70,534	70,534	—	—
Consumer Services	611,271	611,271	—	—
Diversified Financials	365,810	365,810	—	—
Energy	316,721	316,721	—	—
Food & Staples Retailing	295,686	295,686	—	—
Food, Beverage & Tobacco	578,097	578,097	—	—
Health Care Equipment & Services	261,517	261,517	—	—
Household & Personal Products	83,132	83,132	—	—
Insurance	323,091	323,091	—	—
Materials	275,382	275,382	—	—
Media & Entertainment	809,347	809,347	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,152,880	1,152,880	—	—
Real Estate	108,217	108,217	—	—
Retailing	660,087	660,087	—	—
Semiconductors & Semiconductor Equipment	281,817	281,817	—	—
Software & Services	927,715	927,715	—	—
Technology Hardware & Equipment	916,995	916,995	—	—
Transportation	153,810	153,810	—	—
Utilities	101,906	101,906	—	—
Short-Term Investments	29,106	29,106	—	—
Futures Contracts(2)	579	579	—	—
Total	$ 9,140,306	$ 9,140,306	$ —	$ —

(1)	For the period ended July 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
58

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 7.8%
	Commercial Banks - 2.9%
$ 600,000	Banco Santander S.A. 1.72%, 09/14/2027, 12 mo. USD CMT + 0.900%(1)	$ 529,703
598,000	Barclays plc 2.28%, 11/24/2027, 12 mo. USD CMT + 1.050%(1)	535,469
609,000	HSBC Holdings plc 3.97%, 05/22/2030, 3 mo. USD LIBOR + 1.610%(1)	571,768
957,000	UniCredit S.p.A. 1.98%, 06/03/2027, 12 mo. USD CMT + 1.200%(1)(2)	829,363
		2,466,303
	Diversified Financial Services - 1.7%
1,649,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.45%, 10/29/2026	1,466,888
	Entertainment - 0.5%
405,000	Magallanes, Inc. 3.76%, 03/15/2027(2)	389,351
	Healthcare - Services - 0.7%
670,000	CommonSpirit Health 3.35%, 10/01/2029	622,165
	Semiconductors - 1.8%
615,000	Broadcom, Inc. 1.95%, 02/15/2028(2)	540,795
	Qorvo, Inc.
315,000	1.75%, 12/15/2024(2)	295,350
687,000	4.38%, 10/15/2029	642,228
		1,478,373
	Telecommunications - 0.2%
213,000	T-Mobile USA, Inc. 2.40%, 03/15/2029	189,982
	Total Corporate Bonds (cost $7,425,932)	$ 6,613,062
MUNICIPAL BONDS - 86.0%
	Alabama - 2.6%
	Black Belt Energy Gas Dist, AL
920,000	4.00%, 10/01/2049(3)	$ 944,866
1,205,000	4.00%, 06/01/2051(3)	1,238,524
		2,183,390
	California - 12.5%
205,000	Alameda Corridor, CA, Transportation Auth Rev, (AGM Insured) 5.00%, 10/01/2052	223,797
695,000	California State Health Facs Finance Auth Rev 5.00%, 04/01/2033	783,913
	City of El Cajon, CA, Rev
50,000	0.93%, 04/01/2024	47,636
70,000	1.18%, 04/01/2025	65,177
	City of Los Angeles, CA, Department of Airports Rev
110,000	0.85%, 05/15/2026	99,681
130,000	1.25%, 05/15/2028	113,414
15,000	5.00%, 05/15/2029	17,559
105,000	5.00%, 05/15/2030	124,198
75,000	5.00%, 05/15/2031	89,436
	County of Sacramento, CA, Airport System Rev
95,000	5.00%, 07/01/2032	109,991
170,000	5.00%, 07/01/2033	195,225
105,000	5.00%, 07/01/2034	119,726
625,000	Del Mar, CA, Union School Dist, GO 4.00%, 08/01/2046	647,379
2,290,000	Elk Grove, CA, Unified School Dist, GO 4.00%, 08/01/2048	2,308,601
700,000	Golden State, CA, Tobacco Securitization Corp. Rev 3.00%, 06/01/2046	619,619
1,205,000	Regents of the University of California Medical Center Pooled Rev 4.00%, 05/15/2053	1,212,902
935,000	San Francisco, CA, Bay Area Rapid Transit Dist, GO 4.25%, 08/01/2052	976,774
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 86.0% - (continued)
	California - 12.5% - (continued)
	San Francisco, CA, Community College Dist, GO
$ 80,000	1.33%, 06/15/2026	$ 73,986
105,000	2.02%, 06/15/2029	94,803
865,000	Victor Valley, CA, Community College Dist, GO 4.00%, 08/01/2050	870,055
1,660,000	Vista, CA, Unified School Dist GO, (BAM Insured) 5.25%, 08/01/2048	1,899,332
		10,693,204
	Colorado - 0.9%
225,000	City & County of Denver, CO, Airport System Rev 5.00%, 11/15/2032	264,229
470,000	Colorado Housing and Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 3.50%, 05/01/2050	477,227
		741,456
	Connecticut - 0.3%
170,000	Connecticut Housing Finance Auth Rev, (GNMA/FNMA/FHLMC Insured) 4.25%, 05/15/2042	175,283
65,000	State of Connecticut, GO 5.00%, 09/15/2030	77,620
		252,903
	Delaware - 0.5%
	Delaware Transportation Auth Rev
150,000	5.00%, 09/01/2029	176,232
50,000	5.00%, 07/01/2032	59,454
135,000	5.00%, 09/01/2033	156,771
		392,457
	District of Columbia - 2.2%
895,000	Dist of Columbia Water & Sewer Auth Rev 5.00%, 10/01/2052	971,190
505,000	Dist of Columbia, GO 5.00%, 06/01/2036	560,065
340,000	Metropolitan Washington, DC, Airports Auth Dulles Toll Road Rev 5.00%, 10/01/2034	366,098
		1,897,353
	Florida - 3.7%
2,745,000	Broward County, FL, Convention Center Hotel Rev 4.00%, 01/01/2051	2,765,290
115,000	County of Miami-Dade, FL, Rev 1.15%, 10/01/2025	106,696
	Florida Housing Finance Corp. Rev, (GNMA/FNMA/FHLMC Insured)
75,000	3.00%, 07/01/2051	74,965
120,000	3.50%, 07/01/2051	121,830
60,000	4.00%, 07/01/2049	61,391
		3,130,172
	Georgia - 3.3%
220,000	Georgia Municipal Association, Inc. 5.00%, 12/01/2029	251,769
	Main Street, GA, Natural Gas, Inc. Rev
435,000	4.00%, 08/01/2048(3)	445,009
1,565,000	4.00%, 03/01/2050(3)	1,599,681
485,000	4.00%, 05/01/2052(3)	494,826
		2,791,285
	Hawaii - 0.2%
170,000	State of Hawaii Airports System Rev 5.00%, 01/01/2030	198,023
	Illinois - 6.2%
65,000	Chicago, IL, Metropolitan Water Reclamation Dist, GO 5.25%, 12/01/2032	79,881
1,870,000	Chicago, IL, O'Hare International Airport Rev, 5.00%, 01/01/2033	2,136,682

The accompanying notes are an integral part of these financial statements.
59

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 86.0% - (continued)
	Illinois - 6.2% - (continued)
	Illinois Housing Dev Auth Rev, (GNMA/FNMA/FHLMC Insured)
$ 2,455,000	3.75%, 04/01/2050	$ 2,511,375
90,000	4.50%, 10/01/2048	93,570
175,000	Railsplitter, IL, Tobacco Settlement Auth Rev 5.00%, 06/01/2027	191,889
	State of Illinois, GO
155,000	4.00%, 03/01/2024	159,666
130,000	5.00%, 03/01/2024	135,925
		5,308,988
	Indiana - 1.4%
	Indiana Housing & Community Dev Auth Rev, (GNMA Insured)
1,115,000	3.25%, 07/01/2049	1,123,292
95,000	4.00%, 07/01/2048	97,368
		1,220,660
	Iowa - 3.3%
	Iowa Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
1,180,000	3.00%, 01/01/2047	1,178,261
1,490,000	3.00%, 07/01/2051	1,480,029
100,000	3.25%, 07/01/2050	100,765
55,000	4.00%, 07/01/2048	56,357
		2,815,412
	Kentucky - 2.6%
	Kentucky Public Energy Auth Rev
600,000	4.00%, 12/01/2049(3)	616,576
1,555,000	4.00%, 02/01/2050(3)	1,592,557
		2,209,133
	Louisiana - 2.7%
25,000	Louisiana Housing Corp. Rev 4.50%, 12/01/2047	25,924
2,735,000	Louisiana State Local Gov't Environmental Facs & Community Dev Auth Rev 2.50%, 04/01/2036	2,301,541
		2,327,465
	Maine - 0.6%
	Maine Municipal Bond Bank Rev
80,000	5.00%, 09/01/2029	93,933
135,000	5.00%, 09/01/2031	159,843
105,000	5.00%, 09/01/2032	123,783
110,000	Maine State Housing Auth Rev 4.00%, 11/15/2048	112,561
		490,120
	Maryland - 1.6%
1,380,000	Maryland State Transportation Auth Rev 4.00%, 07/01/2050	1,392,748
	Massachusetts - 1.3%
1,225,000	Commonwealth of Massachusetts, GO 3.00%, 02/01/2048	1,054,577
	Massachusetts Educational Financing Auth Rev
45,000	3.27%, 07/01/2026	44,409
50,000	3.38%, 07/01/2027	49,147
		1,148,133
	Michigan - 0.1%
75,000	Michigan State Housing Dev Auth 3.75%, 06/01/2050	76,578
	Mississippi - 2.0%
	Mississippi Home Corp. Rev, (GNMA/FNMA/FHLMC Insured)
1,255,000	3.00%, 12/01/2050	1,253,750
250,000	3.25%, 12/01/2050	251,902
180,000	State of Mississippi, GO 5.00%, 06/01/2031	214,004
		1,719,656
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 86.0% - (continued)
	Missouri - 1.4%
	Missouri Housing Dev Commission Rev, (GNMA/FNMA/FHLMC Insured)
$ 440,000	3.25%, 05/01/2051	$ 443,341
185,000	3.50%, 11/01/2050	187,949
295,000	3.88%, 05/01/2050	302,724
120,000	4.25%, 05/01/2049	124,016
100,000	4.75%, 05/01/2049	104,652
		1,162,682
	Nebraska - 0.8%
	Nebraska Investment Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
630,000	3.00%, 09/01/2050	629,701
90,000	4.00%, 09/01/2048	92,250
		721,951
	Nevada - 0.2%
125,000	Nevada Housing Division Rev, (GNMA/FNMA/FHLMC/COLL Insured) 4.00%, 10/01/2049	128,453
	New Jersey - 0.7%
20,000	Garden State, NJ, Preservation Trust Rev, (AGM Insured) 5.75%, 11/01/2028	22,792
90,000	New Jersey Economic Dev Auth 5.00%, 11/01/2026	99,180
	New Jersey Transportation Trust Fund Auth Rev
25,000	4.00%, 06/15/2035	25,600
410,000	5.00%, 12/15/2028	460,523
		608,095
	New Mexico - 2.7%
1,300,000	New Mexico Mortgage Finance Auth, (GNMA/FNMA/FHLMC Insured) 3.00%, 07/01/2052	1,296,534
	New Mexico Mortgage Finance Auth Rev, (GNMA/FNMA/FHLMC Insured)
950,000	3.00%, 01/01/2051	948,813
55,000	4.00%, 01/01/2049	56,453
		2,301,800
	New York - 9.0%
	City of New York, NY, GO
180,000	5.00%, 08/01/2032	218,325
1,010,000	5.00%, 08/01/2033	1,171,767
	New York City, NY, Transitional Finance Auth, Future Tax Secured Rev
445,000	4.00%, 08/01/2048	449,162
580,000	5.00%, 05/01/2033	680,991
1,450,000	New York State Dormitory Auth Rev 3.00%, 03/15/2038	1,326,915
125,000	New York Transportation Dev Corp. Rev 5.00%, 12/01/2028	139,455
	Port Auth of New York & New Jersey Rev
185,000	5.00%, 07/15/2031	210,601
805,000	5.00%, 07/15/2033	934,098
2,530,000	Triborough, Bridge & Tunnel Auth, NY, Rev 4.13%, 05/15/2052	2,555,667
		7,686,981
	North Carolina - 1.0%
835,000	North Carolina Housing Finance Agency, (GNMA/FNMA/FHLMC Insured) 4.00%, 07/01/2050	859,197
	Ohio - 2.3%
	Ohio Housing Finance Agency Rev
145,000	3.00%, 03/01/2052	144,801
1,265,000	3.25%, 03/01/2050	1,274,599

The accompanying notes are an integral part of these financial statements.
60

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 86.0% - (continued)
	Ohio - 2.3% - (continued)
$ 115,000	4.50%, 09/01/2048	$ 119,265
295,000	Ohio Turnpike & Infrastructure Commission Rev 0.00%, 02/15/2041(4)	140,446
	State of Ohio, GO
60,000	5.00%, 05/01/2031	72,567
140,000	5.00%, 05/01/2032	166,097
50,000	5.00%, 05/01/2033	60,384
		1,978,159
	Oklahoma - 0.2%
145,000	Oklahoma Housing Finance Agency Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 03/01/2050	149,484
	Pennsylvania - 1.1%
110,000	Geisinger, PA, Health System Auth Rev 5.00%, 02/15/2032	119,838
	Pennsylvania Turnpike Commission Rev
75,000	5.00%, 12/01/2032	87,754
75,000	5.00%, 12/01/2033	86,980
	Philadelphia, PA, Gas Works Co. Rev, (AGM Insured)
105,000	5.00%, 08/01/2029	120,730
220,000	5.00%, 08/01/2030	255,692
195,000	5.00%, 08/01/2033	226,232
		897,226
	South Carolina - 0.3%
175,000	South Carolina Jobs-Economic Dev Auth Rev 3.75%, 01/01/2050	179,383
45,000	Tobacco Settlement Rev Mgmt Auth, SC, Rev 6.38%, 05/15/2030	56,340
		235,723
	South Dakota - 0.1%
	South Dakota Conservancy Dist Rev
45,000	5.00%, 08/01/2029	53,383
45,000	5.00%, 08/01/2030	54,091
		107,474
	Tennessee - 0.2%
75,000	Jackson, TN, Health Educational & Housing Facility Board Rev 3.00%, 12/01/2026(3)	76,072
15,000	Metropolitan Gov't Nashville & Davidson County, TN, Health & Educational Facility Board, (NATL Insured) 4.88%, 11/01/2028	16,403
100,000	Tennessee Housing Dev Agency Rev 4.50%, 07/01/2049	104,063
		196,538
	Texas - 15.2%
	Arlington, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
110,000	5.00%, 08/15/2029	128,611
145,000	5.00%, 08/15/2030	171,805
105,000	5.00%, 08/15/2031	125,827
145,000	5.00%, 08/15/2032	175,649
680,000	5.00%, 08/15/2033	780,525
70,000	Bexar County, TX, Hospital Dist, GO 5.00%, 02/15/2030	79,816
1,235,000	Bullard, TX, Independent School Dist GO, (PSF-GTD Insured) 4.00%, 02/15/2052	1,243,553
	City of Houston, TX, Airport System Rev
585,000	5.00%, 07/01/2029	682,021
325,000	5.00%, 07/01/2030	382,469
50,000	City of McKinney, TX, Waterworks & Sewer System Rev 5.00%, 03/15/2031	59,731
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 86.0% - (continued)
	Texas - 15.2% - (continued)
	Clifton, TX, Higher Education Finance Corp., Rev, (PSF-GTD Insured)
$ 45,000	5.00%, 08/15/2028	$ 51,442
80,000	5.00%, 08/15/2029	92,749
60,000	5.00%, 08/15/2030	70,423
305,000	Cypress-Fairbanks, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.00%, 02/15/2033	330,542
505,000	Harris County, TX, GO 5.00%, 10/01/2038	563,667
	Lower Colorado River, TX, Auth Rev
440,000	5.00%, 05/15/2029	512,062
940,000	5.00%, 05/15/2030	1,100,948
745,000	Montgomery, TX, Independent School Dist GO, (PSF-GTD Insured) 4.25%, 02/15/2052	766,930
	Newark, TX, Higher Education Finance Corp. Rev, (PSF-GTD Insured)
655,000	4.00%, 06/15/2047	654,344
150,000	4.00%, 06/15/2052	148,205
55,000	Northside, TX, Independent School Dist, GO, (PSF-GTD Insured) 5.00%, 02/15/2030	65,436
805,000	Temple, TX, Independent School Dist, GO, (PSF-GTD Insured) 4.25%, 02/01/2047	837,795
	Texas Department of Housing & Community Affairs Rev, (GNMA Insured)
565,000	3.00%, 01/01/2052	563,505
320,000	3.50%, 03/01/2051	325,492
110,000	4.00%, 03/01/2050	113,778
65,000	4.75%, 03/01/2049	67,635
330,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.00%, 12/15/2028	361,681
	White Settlement, TX, Independent School Dist GO, (PSF-GTD Insured)
2,070,000	4.00%, 08/15/2052	2,077,978
440,000	4.13%, 08/15/2052	446,014
		12,980,633
	Utah - 0.8%
	Intermountain, UT, Power Agency Rev
175,000	5.00%, 07/01/2031	212,075
260,000	5.00%, 07/01/2032	312,892
110,000	University of Utah Rev 5.00%, 08/01/2029	129,787
		654,754
	Virginia - 1.2%
	Hampton Roads Transportation, VA, Accountability Commission Rev
105,000	5.00%, 07/01/2031	126,589
95,000	5.00%, 07/01/2032	115,870
670,000	Virginia College Building Auth Rev 5.00%, 02/01/2032	820,373
		1,062,832
	Washington - 0.7%
305,000	Energy, WA, Northwest Rev 5.00%, 07/01/2032	371,106
195,000	Washington State Housing Finance Commission Rev, (GNMA/FNMA/FHLMC Insured) 4.00%, 12/01/2048	200,005
		571,111
	Wyoming - 0.1%
85,000	Wyoming Community Dev Auth Rev 4.00%, 06/01/2043	87,115
	Total Municipal Bonds (cost $76,190,379)	$ 73,379,344
U.S. GOVERNMENT SECURITIES - 5.5%
	U.S. Treasury Securities - 5.5%
	U.S. Treasury Notes - 5.5%
2,488,000	3.00%, 07/31/2027	$ 2,494,415

The accompanying notes are an integral part of these financial statements.
61

Hartford Schroders Tax-Aware Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 5.5% - (continued)
	U.S. Treasury Securities - 5.5% - (continued)
	U.S. Treasury Notes - 5.5% - (continued)
$ 2,078,000	3.25%, 06/30/2027		$ 2,129,950
102,000	3.25%, 06/30/2029		105,586
	Total U.S. Government Securities (cost $4,708,385)		$ 4,729,951
	Total Long-Term Investments (Cost $88,324,696)		$ 84,722,357
SHORT-TERM INVESTMENTS - 5.1%
	Other Investment Pools & Funds - 5.1%
4,404,863	Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio, Institutional Class, 1.48%(5)		$ 4,404,863
	Total Short-Term Investments (cost $4,404,863)		$ 4,404,863
	Total Investments (cost $92,729,559)	104.4%	$ 89,127,220
	Other Assets and Liabilities	(4.4)%	(3,789,455)
	Total Net Assets	100.0%	$ 85,337,765
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.
(1)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $2,054,859, representing 2.4% of net assets.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a zero-coupon bond.
(5)	Current yield as of period end.
†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Corporate Bonds	$ 6,613,062	$ —	$ 6,613,062	$ —
Municipal Bonds	73,379,344	—	73,379,344	—
U.S. Government Securities	4,729,951	—	4,729,951	—
Short-Term Investments	4,404,863	4,404,863	—	—
Total	$ 89,127,220	$ 4,404,863	$ 84,722,357	$ —

(1)	For the year ended July 31, 2022, there were no transfers in and out of Level 3.
The accompanying notes are an integral part of these financial statements.
62

Hartford Short Duration ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2%
	Asset-Backed - Automobile - 0.9%
$ 105,000	Avid Automobile Receivables Trust 1.18%, 08/15/2025(1)	$ 101,850
162,426	FHF Trust 4.43%, 01/18/2028(1)	160,928
175,000	Hertz Vehicle Financing LLC 1.21%, 12/26/2025(1)	163,795
303,211	Lendbuzz Securitization Trust 1.46%, 06/15/2026(1)	293,090
		719,663
	Asset-Backed - Credit Card - 0.3%
240,000	Mercury Financial Credit Card Master Trust 1.54%, 03/20/2026(1)	227,791
	Asset-Backed - Finance & Insurance - 3.4%
285,000	Apidos CLO 3.72%, 04/20/2031, 3 mo. USD LIBOR + 1.010%(1)(2)	278,954
217,565	Aqua Finance Trust 1.54%, 07/17/2046(1)	202,621
250,000	Carbone CLO Ltd. 3.85%, 01/20/2031, 3 mo. USD LIBOR + 1.140%(1)(2)	246,062
	CIFC Funding Ltd.
250,000	3.75%, 04/20/2031, 3 mo. USD LIBOR + 1.040%(1)(2)	245,562
250,000	3.87%, 01/22/2031, 3 mo. USD LIBOR + 1.110%(1)(2)	245,608
375,000	Cologix Data Centers US Issuer LLC 3.30%, 12/26/2051(1)	350,736
457,700	DB Master Finance LLC 2.05%, 11/20/2051(1)	408,024
67,455	FCI Funding LLC 1.13%, 04/15/2033(1)	64,640
500,000	KKR CLO Ltd. 3.65%, 10/15/2030, 3 mo. USD LIBOR + 0.135%(1)(2)	493,736
250,000	Octagon Investment Partners 30 Ltd. 3.71%, 03/17/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	245,389
		2,781,332
	Commercial Mortgage-Backed Securities - 2.4%
395,000	CityLine Commercial Mortgage Trust 2.78%, 11/10/2031(1)(3)	384,684
225,000	FREMF Mortgage Trust 3.85%, 01/25/2048(1)(3)	223,376
	GS Mortgage Securities Trust
240,000	2.75%, 02/10/2037(1)	228,607
275,800	2.78%, 10/10/2049	269,715
380,000	3.12%, 11/10/2045	378,741
575,000	SG Commercial Mortgage Securities Trust 2.63%, 03/15/2037(1)	546,449
		2,031,572
	Other Asset-Backed Securities - 6.8%
99,058	Affirm Asset Securitization Trust 1.07%, 08/15/2025(1)	96,416
150,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	141,398
325,000	Benefit Street Partners CLO Ltd. 3.46%, 10/15/2030, 3 mo. USD LIBOR + 0.950%(1)(2)	318,523
175,000	BSPRT Issuer Ltd. 2.92%, 02/15/2037, 1 mo. USD SOFR + 1.500%(1)(2)	168,952
360,000	Carlyle Global Market Strategies CLO Ltd. 3.69%, 07/20/2031, 3 mo. USD LIBOR + 0.980%(1)(2)	353,637
300,000	CIFC Funding Ltd. 3.66%, 07/15/2036, 3 mo. USD LIBOR + 1.150%(1)(2)	290,809
400,000	KKR CLO Ltd. 3.69%, 01/15/2031, 3 mo. USD LIBOR + 1.180%(1)(2)	393,712
390,000	LCM XXIV Ltd. 3.69%, 03/20/2030, 3 mo. USD LIBOR + 0.980%(1)(2)	383,359
450,000	Madison Park Funding Ltd. 3.73%, 07/21/2030, 3 mo. USD LIBOR + 1.000%(1)(2)	442,841
305,000	Neuberger Berman Loan Advisers CLO Ltd. 3.76%, 04/19/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	300,693
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Other Asset-Backed Securities - 6.8% - (continued)
$ 134,880	Progress Residential Trust 1.05%, 04/17/2038(1)	$ 121,137
194,110	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	171,270
100,000	SoFi Consumer Loan Program Trust 1.30%, 09/25/2030(1)	94,247
95,000	Stack Infrastructure Issuer LLC 1.88%, 03/26/2046(1)	86,451
	Vantage Data Centers Issuer LLC
300,000	1.65%, 09/15/2045(1)	274,039
295,000	2.17%, 10/15/2046(1)	266,692
327,533	4.20%, 11/16/2043(1)	324,699
325,000	Venture CLO Ltd. 3.69%, 07/15/2032, 3 mo. USD LIBOR + 1.180%(1)(2)	317,480
	Voya CLO Ltd.
325,000	3.57%, 04/15/2031, 3 mo. USD LIBOR + 1.060%(1)(2)	319,394
394,929	3.76%, 04/17/2030, 3 mo. USD LIBOR + 1.020%(1)(2)	389,128
375,000	3.77%, 04/25/2031, 3 mo. USD LIBOR + 0.970%(1)(2)	367,138
		5,622,015
	Whole Loan Collateral CMO - 8.4%
	Angel Oak Mortgage Trust
114,398	1.04%, 01/20/2065(1)(3)	97,775
237,636	1.46%, 09/25/2066(1)(3)	202,771
24,168	2.47%, 12/25/2059(1)(3)	23,366
96,789	2.53%, 01/26/2065(1)(3)	92,942
30,514	2.59%, 10/25/2049(1)(3)	29,447
18,441	Angel Oak Mortgage Trust LLC 2.99%, 07/26/2049(1)(3)	18,331
174,894	Arroyo Mortgage Trust 2.96%, 10/25/2048(1)(3)	167,840
	Bravo Residential Funding Trust
69,155	2.75%, 11/25/2059(1)(3)	67,186
54,382	3.50%, 03/25/2058(1)	53,864
	COLT Mortgage Loan Trust
55,665	0.91%, 06/25/2066(1)(3)	49,148
281,018	0.96%, 09/27/2066(1)(3)	233,566
361,291	1.11%, 10/25/2066(1)(3)	319,826
319,416	1.39%, 01/25/2065(1)(3)	288,357
266,790	1.40%, 10/25/2066(1)(3)	234,710
	CSMC Trust
286,027	1.02%, 04/25/2066(1)(3)	264,925
219,389	1.17%, 07/25/2066(1)(3)	186,433
68,191	2.24%, 02/25/2050(1)(3)	65,029
51,022	Deephaven Residential Mortgage Trust 0.72%, 05/25/2065(1)(3)	48,882
	Ellington Financial Mortgage Trust
40,531	0.80%, 02/25/2066(1)(3)	36,541
29,449	1.18%, 10/25/2065(1)(3)	27,875
164,898	Fannie Mae Connecticut Avenue Securities 8.16%, 10/25/2028, 1 mo. USD LIBOR + 5.900%(2)	170,472
248,116	FirstKey Homes Trust 1.27%, 10/19/2037(1)	231,462
	GCAT Trust
244,169	1.09%, 08/25/2066(1)(3)	211,418
361,568	1.26%, 07/25/2066(1)(3)	310,780
152,211	1.47%, 04/25/2065(1)(3)	146,489
47,861	2.25%, 01/25/2060(1)(4)	46,452
11,902	Home Re Ltd. 3.86%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	11,887
	Imperial Fund Mortgage Trust
138,305	1.07%, 06/25/2056(1)(3)	125,013
169,037	1.07%, 09/25/2056(1)(3)	145,865
182,923	1.60%, 11/25/2056(1)(3)	162,446
200,000	IMS Ecuadorian Mortgage Trust 3.40%, 08/18/2043(1)	189,927

The accompanying notes are an integral part of these financial statements.
63

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 22.2% - (continued)
	Whole Loan Collateral CMO - 8.4% - (continued)
	MFA Trust
$ 53,648	1.01%, 01/26/2065(1)(3)	$ 51,633
140,624	1.91%, 11/25/2056(1)(3)	127,522
113,966	MFRA Trust 0.85%, 01/25/2056(1)(3)	106,706
	Mill City Mortgage Loan Trust
24,442	3.25%, 05/25/2062(1)(3)	24,062
19,205	3.50%, 05/25/2058(1)(3)	19,014
185,251	3.50%, 08/25/2058(1)(3)	181,184
	New Residential Mortgage Loan Trust
52,538	0.94%, 10/25/2058(1)(3)	50,453
141,497	3.01%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	138,043
67,917	3.95%, 09/25/2057(1)(3)	66,346
187,067	4.00%, 02/25/2057(1)(3)	185,020
128,337	OBX Trust 1.05%, 07/25/2061(1)(3)	110,309
	Onslow Bay Mortgage Loan Trust
282,085	1.96%, 10/25/2061(1)(3)	246,757
51,434	3.50%, 12/25/2049(1)(3)	49,434
81,714	Preston Ridge Partners Mortgage Trust LLC 1.32%, 07/25/2051(1)(4)	76,204
2,243	Sequoia Mortgage Trust 4.50%, 08/25/2048(1)(3)	2,224
241,890	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	221,148
	Starwood Mortgage Residential Trust
125,746	1.13%, 06/25/2056(1)(3)	112,747
14,546	2.28%, 02/25/2050(1)(3)	14,472
118,372	Toorak Mortgage Corp. Ltd. 1.15%, 07/25/2056(1)(3)	107,004
	Towd Point Mortgage Trust
145,330	1.75%, 10/25/2060(1)	134,122
180,625	2.16%, 01/25/2052(1)(3)	177,764
109,103	3.25%, 07/25/2058(1)(3)	107,104
39,405	3.75%, 05/25/2058(1)(3)	38,644
	Verus Securitization Trust
229,460	1.01%, 09/25/2066(1)(3)	196,889
21,300	2.42%, 01/25/2060(1)(4)	20,908
45,279	2.69%, 11/25/2059(1)(3)	44,141
131,426	Visio Trust 1.28%, 05/25/2056(1)	123,094
		6,993,973
	Total Asset & Commercial Mortgage-Backed Securities (cost $19,567,309)	$ 18,376,346
CORPORATE BONDS - 49.3%
	Aerospace/Defense - 0.3%
225,000	Boeing Co. 2.20%, 02/04/2026	$ 209,767
	Agriculture - 0.7%
530,000	BAT Capital Corp. 2.79%, 09/06/2024	514,697
100,000	BAT International Finance plc 3.95%, 06/15/2025(1)	98,640
		613,337
	Auto Manufacturers - 2.6%
	Ford Motor Credit Co. LLC
310,000	2.70%, 08/10/2026	281,170
200,000	3.37%, 11/17/2023	196,030
200,000	3.38%, 11/13/2025	189,535
	General Motors Financial Co., Inc.
450,000	1.25%, 01/08/2026	405,994
405,000	2.90%, 02/26/2025	393,366
157,000	4.00%, 10/06/2026	153,288
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 49.3% - (continued)
	Auto Manufacturers - 2.6% - (continued)
$ 400,000	Stellantis Finance U.S., Inc. 1.71%, 01/29/2027(1)	$ 354,411
200,000	Volkswagen Group of America Finance LLC 4.63%, 11/13/2025(1)	202,426
		2,176,220
	Auto Parts & Equipment - 0.1%
130,000	APTIV plc / APTIV Corp. 2.40%, 02/18/2025	124,930
	Beverages - 0.6%
200,000	Bacardi Ltd. 4.45%, 05/15/2025(1)	199,644
325,000	JDE Peet's N.V. 1.38%, 01/15/2027(1)	284,563
		484,207
	Biotechnology - 0.6%
525,000	Royalty Pharma plc 1.20%, 09/02/2025	480,483
	Chemicals - 0.6%
175,000	Celanese U.S. Holdings LLC 6.05%, 03/15/2025	176,514
339,000	LYB International Finance LLC 1.25%, 10/01/2025	310,802
		487,316
	Commercial Banks - 12.3%
	Bank of America Corp.
275,000	0.98%, 09/25/2025, (0.98% fixed rate until 09/25/2024; 3 mo. USD SOFR + 0.910% thereafter)(5)	256,547
300,000	1.20%, 10/24/2026, (1.20% fixed rate until 10/24/2025; 3 mo. USD SOFR + 1.010% thereafter)(5)	271,882
350,000	2.02%, 02/13/2026, (2.02% fixed rate until 02/13/2025; 3 mo. USD LIBOR + 0.640% thereafter)(5)	331,317
200,000	Banque Federative du Credit Mutuel S.A. 4.75%, 07/13/2027	204,005
250,000	Barclays plc 2.28%, 11/24/2027, (2.28% fixed rate until 11/24/2026; 12 mo. USD CMT + 1.050% thereafter)(5)	223,859
200,000	BNP Paribas S.A. 1.32%, 01/13/2027, (1.32% fixed rate until 01/13/2026; 3 mo. USD SOFR + 1.004% thereafter)(1)(5)	178,877
	BPCE S.A.
250,000	1.65%, 10/06/2026, (1.65% fixed rate until 10/06/2025; 3 mo. USD SOFR + 1.520% thereafter)(1)(5)	225,798
250,000	4.75%, 07/19/2027(1)	254,076
	Citigroup, Inc.
450,000	3.07%, 02/24/2028, (3.07% fixed rate until 02/24/2027; 3 mo. USD SOFR + 1.280% thereafter)(5)	427,798
275,000	3.29%, 03/17/2026, (3.29% fixed rate until 03/17/2025; 3 mo. USD SOFR + 1.528% thereafter)(5)	268,560
250,000	Cooperatieve Rabobank UA 1.00%, 09/24/2026, (1.00% fixed rate until 09/24/2025; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	225,419
275,000	Credit Agricole S.A. 1.25%, 01/26/2027, (1.25% fixed rate until 01/26/2026; 3 mo. USD SOFR + 0.892% thereafter)(1)(5)	244,791
	Credit Suisse Group AG
325,000	1.25%, 08/07/2026	289,694
250,000	1.31%, 02/02/2027, (1.31% fixed rate until 02/02/2026; 3 mo. USD SOFR + 0.980% thereafter)(1)(5)	215,424
305,000	2.59%, 09/11/2025, (2.59% fixed rate until 09/11/2024; 3 mo. USD SOFR + 1.560% thereafter)(1)(5)	286,018

The accompanying notes are an integral part of these financial statements.
64

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 49.3% - (continued)
	Commercial Banks - 12.3% - (continued)
	Danske Bank A/S
$ 295,000	1.55%, 09/10/2027, (1.55% fixed rate until 09/10/2026; 12 mo. USD CMT + 0.730% thereafter)(1)(5)	$ 261,400
200,000	3.88%, 09/12/2023(1)	199,272
	Deutsche Bank AG
150,000	1.45%, 04/01/2025, (1.45% fixed rate until 04/01/2024; 3 mo. USD SOFR + 1.131% thereafter)(5)	140,728
240,000	2.55%, 01/07/2028, (2.55% fixed rate until 01/07/2027; 3 mo. USD SOFR + 1.318% thereafter)(5)	210,740
75,000	Fifth Third Bancorp 4.06%, 04/25/2028, (4.06% fixed rate until 04/25/2027; 3 mo. USD SOFR + 1.355% thereafter)(5)	74,520
115,000	Goldman Sachs Group, Inc. 4.39%, 06/15/2027, (4.39% fixed rate until 06/15/2026; 3 mo. USD SOFR + 1.510% thereafter)(5)	115,679
495,000	HSBC Holdings plc 1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(5)	441,183
225,000	ING Groep N.V. 3.87%, 03/28/2026, (3.87% fixed rate until 03/28/2025; 3 mo. USD SOFR + 1.640% thereafter)(5)	221,876
	JP Morgan Chase & Co.
350,000	1.04%, 02/04/2027, (1.04% fixed rate until 02/04/2026; 3 mo. USD SOFR + 0695% thereafter)(5)	314,619
325,000	2.60%, 02/24/2026, (2.60% fixed rate until 02/24/2025; 3 mo. USD SOFR + 0.915% thereafter)(5)	311,941
200,000	4.13%, 12/15/2026	202,593
150,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 3 mo. USD SOFR + 1.560% thereafter)(5)	150,619
315,000	KeyBank NA 3.40%, 05/20/2026	307,149
155,000	Macquarie Group Ltd. 1.34%, 01/12/2027, (1.34% fixed rate until 01/12/2026; 3 mo. USD SOFR + 1.069% thereafter)(1)(5)	138,078
200,000	Mitsubishi UFJ Financial Group, Inc. 5.02%, 07/20/2028, (5.02% fixed rate until 07/20/2027; 12 mo. USD CMT + 1.950% thereafter)(5)	205,535
200,000	Mizuho Financial Group, Inc. 2.65%, 05/22/2026, (2.65% fixed rate until 05/22/2025; 12 mo. USD CMT + 0.900% thereafter)(5)	191,024
	Morgan Stanley
250,000	0.99%, 12/10/2026, (0.99% fixed rate until 12/10/2025; 3 mo. USD SOFR + 0.720% thereafter)(5)	224,526
410,000	2.63%, 02/18/2026, (2.63% fixed rate until 02/18/2025; 3 mo. USD SOFR + 0.940% thereafter)(5)	394,913
200,000	NatWest Group plc 4.80%, 04/05/2026	202,018
200,000	NatWest Markets plc 0.80%, 08/12/2024(1)	186,480
575,000	Santander Holdings USA, Inc. 3.50%, 06/07/2024	568,974
200,000	Societe Generale S.A. 4.68%, 06/15/2027(1)	201,862
355,000	UBS Group AG 1.49%, 08/10/2027, (1.49% fixed rate until 08/10/2026; 12 mo. USD CMT + 0.850% thereafter)(1)(5)	315,296
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 49.3% - (continued)
	Commercial Banks - 12.3% - (continued)
	Wells Fargo & Co.
$ 150,000	2.16%, 02/11/2026, (2.16% fixed rate until 02/11/2025; 3 mo. USD LIBOR + 0.750% thereafter)(5)	$ 142,943
275,000	3.00%, 10/23/2026	266,885
275,000	3.53%, 03/24/2028, (3.53% fixed rate until 03/24/2027; 3 mo. USD SOFR + 1.510% thereafter)(5)	265,767
		10,160,685
	Commercial Services - 1.4%
200,000	Ashtead Capital, Inc. 1.50%, 08/12/2026(1)	175,924
	Global Payments, Inc.
500,000	1.20%, 03/01/2026	449,520
405,000	2.65%, 02/15/2025	389,492
160,000	S&P Global, Inc. 2.45%, 03/01/2027(1)	153,024
		1,167,960
	Diversified Financial Services - 4.3%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust
250,000	1.75%, 10/29/2024	231,744
150,000	1.75%, 01/30/2026	132,774
205,000	2.45%, 10/29/2026	182,360
150,000	4.13%, 07/03/2023	149,113
230,000	AIG Global Funding 0.90%, 09/22/2025(1)	208,415
100,000	Aircastle Ltd. 4.25%, 06/15/2026	93,914
325,000	Ally Financial, Inc. 3.88%, 05/21/2024	323,740
	Aviation Capital Group LLC
200,000	3.88%, 05/01/2023(1)	198,004
250,000	4.88%, 10/01/2025(1)	242,197
	Avolon Holdings Funding Ltd.
375,000	2.88%, 02/15/2025(1)	346,810
250,000	5.13%, 10/01/2023(1)	247,675
200,000	BOC Aviation USA Corp. 1.63%, 04/29/2024(1)	190,984
175,000	Intercontinental Exchange, Inc. 4.00%, 09/15/2027	176,187
275,000	LeasePlan Corp. N.V. 2.88%, 10/24/2024(1)	264,675
100,000	Navient Corp. 5.88%, 10/25/2024	98,030
90,000	OneMain Finance Corp. 6.13%, 03/15/2024	88,762
395,000	Synchrony Financial 4.38%, 03/19/2024	394,207
		3,569,591
	Electric - 2.2%
212,000	Cleco Corporate Holdings LLC 3.74%, 05/01/2026	207,608
450,000	Dominion Energy, Inc. 3.07%, 08/15/2024(4)	441,856
200,000	Duke Energy Corp. 0.90%, 09/15/2025	183,974
200,000	Enel Finance International N.V. 4.25%, 06/15/2025(1)	198,465
	Pacific Gas and Electric Co.
305,000	1.70%, 11/15/2023	294,802
200,000	3.25%, 02/16/2024	195,261
175,000	Public Service Enterprise Group, Inc. 0.80%, 08/15/2025	159,748
150,000	Southern Co. 4.48%, 08/01/2024(4)	151,313
		1,833,027
	Electronics - 0.3%
259,000	Jabil, Inc. 1.70%, 04/15/2026	235,344
	Entertainment - 0.6%
	Magallanes, Inc.
240,000	3.64%, 03/15/2025(1)	235,082
295,000	3.76%, 03/15/2027(1)	283,602
		518,684
	Food - 1.0%
471,000	Conagra Brands, Inc. 4.60%, 11/01/2025	477,679

The accompanying notes are an integral part of these financial statements.
65

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 49.3% - (continued)
	Food - 1.0% - (continued)
$ 275,000	Kraft Heinz Foods Co. 3.00%, 06/01/2026	$ 266,461
90,000	Mondelez International, Inc. 2.63%, 03/17/2027	85,831
		829,971
	Gas - 0.8%
532,000	NiSource, Inc. 0.95%, 08/15/2025	486,569
170,000	Southern California Gas Co. 2.95%, 04/15/2027	166,437
		653,006
	Healthcare - Services - 1.3%
	HCA, Inc.
175,000	3.13%, 03/15/2027(1)	164,725
600,000	5.00%, 03/15/2024	608,163
325,000	Humana, Inc. 1.35%, 02/03/2027	291,730
		1,064,618
	Household Products - 0.6%
250,000	GSK Consumer Healthcare Capital UK plc 3.13%, 03/24/2025(1)	246,662
250,000	GSK Consumer Healthcare Capital US LLC 3.38%, 03/24/2027(1)	245,596
		492,258
	Insurance - 1.2%
50,000	Aon Corp. / Aon Global Holdings plc 2.85%, 05/28/2027	47,844
200,000	Athene Global Funding 1.73%, 10/02/2026(1)	178,118
225,000	Corebridge Financial, Inc. 3.65%, 04/05/2027(1)	216,689
200,000	Equitable Financial Life Global Funding 1.00%, 01/09/2026(1)	180,690
250,000	Principal Life Global Funding II 1.25%, 08/16/2026(1)	224,442
175,000	Radian Group, Inc. 6.63%, 03/15/2025	178,999
		1,026,782
	Internet - 0.6%
	Expedia Group, Inc.
100,000	4.63%, 08/01/2027	98,266
100,000	6.25%, 05/01/2025(1)	103,719
300,000	Netflix, Inc. 3.63%, 06/15/2025(1)	295,299
		497,284
	Investment Company Security - 1.0%
	FS KKR Capital Corp.
500,000	1.65%, 10/12/2024	463,339
100,000	3.25%, 07/15/2027	87,557
325,000	Owl Rock Capital Corp. 2.63%, 01/15/2027	275,944
		826,840
	IT Services - 0.5%
275,000	DXC Technology Co. 1.80%, 09/15/2026	247,636
150,000	Seagate HDD Cayman 4.75%, 06/01/2023	149,810
		397,446
	Leisure Time - 0.2%
130,000	Royal Caribbean Cruises Ltd. 5.25%, 11/15/2022	129,002
	Lodging - 1.3%
235,000	Genting New York LLC 3.30%, 02/15/2026(1)	213,699
160,000	Hyatt Hotels Corp. 1.80%, 10/01/2024	151,431
450,000	Las Vegas Sands Corp. 3.20%, 08/08/2024	436,991
250,000	MGM Resorts International 6.00%, 03/15/2023	252,154
		1,054,275
	Media - 0.2%
175,000	Discovery Communications LLC 3.45%, 03/15/2025	170,822
	Miscellaneous Manufacturing - 0.4%
300,000	Trane Technologies Luxembourg Finance S.A. 3.50%, 03/21/2026	294,748
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 49.3% - (continued)
	Office/Business Equipment - 0.4%
	CDW LLC / CDW Finance Corp.
$ 235,000	2.67%, 12/01/2026	$ 213,892
105,000	4.13%, 05/01/2025	101,869
		315,761
	Oil & Gas - 1.4%
535,000	Aker BP ASA 3.00%, 01/15/2025(1)	517,505
100,000	Equinor ASA 1.75%, 01/22/2026	95,059
374,000	Hess Corp. 3.50%, 07/15/2024	370,017
200,000	Var Energi ASA 5.00%, 05/18/2027(1)	201,747
		1,184,328
	Packaging & Containers - 0.7%
300,000	Berry Global, Inc. 1.57%, 01/15/2026	273,218
350,000	Silgan Holdings, Inc. 1.40%, 04/01/2026(1)	313,597
		586,815
	Pharmaceuticals - 1.2%
250,000	CVS Health Corp. 2.88%, 06/01/2026	244,813
200,000	McKesson Corp. 1.30%, 08/15/2026	181,625
	Teva Pharmaceutical Finance Netherlands III B.V.
225,000	2.80%, 07/21/2023	220,342
400,000	4.75%, 05/09/2027	383,500
		1,030,280
	Pipelines - 2.1%
325,000	Enbridge, Inc. 2.50%, 02/14/2025	314,321
	Energy Transfer L.P.
706,000	2.90%, 05/15/2025	678,217
120,000	4.20%, 09/15/2023	120,054
500,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.60%, 11/01/2024	491,621
120,000	Targa Resources Corp. 5.20%, 07/01/2027	122,180
		1,726,393
	Real Estate Investment Trusts - 1.9%
250,000	Boston Properties L.P. 3.20%, 01/15/2025	245,716
265,000	Brandywine Operating Partnership L.P. 4.10%, 10/01/2024	263,018
290,000	Equinix, Inc. 1.45%, 05/15/2026	264,082
180,000	Mid-America Apartments L.P. 1.10%, 09/15/2026	160,554
	SBA Tower Trust
80,000	1.63%, 05/15/2051(1)	72,556
155,000	2.84%, 01/15/2050(1)	149,921
100,000	VICI Properties L.P. 4.38%, 05/15/2025	98,864
300,000	VICI Properties L.P. / VICI Note Co., Inc. 4.25%, 12/01/2026(1)	281,691
		1,536,402
	Retail - 0.2%
185,000	Nordstrom, Inc. 2.30%, 04/08/2024	175,007
	Semiconductors - 1.8%
594,000	Marvell Technology, Inc. 1.65%, 04/15/2026	544,912
250,000	Microchip Technology, Inc. 0.98%, 09/01/2024	234,430
175,000	NXP B.V. / NXP Funding LLC 4.40%, 06/01/2027	175,500
365,000	Qorvo, Inc. 1.75%, 12/15/2024(1)	342,232
200,000	Skyworks Solutions, Inc. 1.80%, 06/01/2026	181,312
		1,478,386
	Software - 1.0%
385,000	Fidelity National Information Services, Inc. 1.15%, 03/01/2026	349,450
150,000	PTC, Inc. 3.63%, 02/15/2025(1)	145,110
220,000	VMware, Inc. 1.40%, 08/15/2026	198,125
155,000	Workday, Inc. 3.50%, 04/01/2027	151,948
		844,633

The accompanying notes are an integral part of these financial statements.
66

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 49.3% - (continued)
	Telecommunications - 2.3%
$ 225,000	Rogers Communications, Inc. 3.20%, 03/15/2027(1)	$ 219,905
550,000	Sprint Communications, Inc. 6.00%, 11/15/2022	552,750
450,000	Telecom Italia S.p.A. 5.30%, 05/30/2024(1)	437,512
300,000	T-Mobile USA, Inc. 3.50%, 04/15/2025	296,347
450,000	Verizon Communications, Inc. 1.45%, 03/20/2026	421,157
		1,927,671
	Trucking & Leasing - 0.6%
385,000	DAE Funding LLC 1.55%, 08/01/2024(1)	360,422
150,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 1.20%, 11/15/2025(1)	135,151
		495,573
	Total Corporate Bonds (cost $43,282,429)	$ 40,799,852
MUNICIPAL BONDS - 0.1%
	Transportation - 0.1%
100,000	Chicago, IL, Transit Auth 2.21%, 12/01/2025	$ 95,891
	Total Municipal Bonds (cost $100,000)	$ 95,891
SENIOR FLOATING RATE INTERESTS - 19.1%(6)
	Advertising - 0.1%
115,000	ABG Intermediate Holdings 2 LLC 5.93%, 12/21/2028, 1 mo. USD SOFR + 3.500%	$ 110,687
	Aerospace/Defense - 0.2%
189,873	TransDigm, Inc. 4.62%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	184,118
	Airlines - 0.5%
100,000	AAdvantage Loyalty IP Ltd. 7.46%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	98,375
100,000	Air Canada 4.25%, 08/11/2028, 1 mo. USD LIBOR + 3.500%	96,107
120,000	SkyMiles IP Ltd. 6.46%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	121,110
103,687	United Airlines, Inc. 6.53%, 04/21/2028, 1 mo. USD LIBOR + 3.750%	99,618
		415,210
	Chemicals - 0.5%
199,000	Diamond (BC) B.V. 5.55%, 09/29/2028, 1 mo. USD LIBOR + 2.750%	189,547
194,513	Tronox Finance LLC 5.30%, 04/04/2029, 1 mo.USD SOFR + 3.250%	190,502
		380,049
	Commercial Services - 2.2%
216,504	AlixPartners LLP 5.12%, 02/04/2028, 1 mo. USD LIBOR + 2.750%	211,429
100,000	Amentum Government Services Holdings LLC 5.16%, 02/15/2029, 1 mo. USD SOFR + 4.000%	96,781
124,062	APX Group, Inc. 5.66%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	116,526
EUR 155,000	Boels Topholding B.V. 3.25%, 02/06/2027, 3 mo. EURIBOR + 3.250%	151,153
$ 270,917	BrightView Landscapes LLC 5.58%, 04/20/2029, 1 mo.USD SOFR + 3.250%	263,466
99,500	PECF USS Intermediate Holding III Corp. 6.62%, 12/15/2028, 1 mo. USD LIBOR + 4.250%	90,794
190,672	Trans Union LLC 4.12%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	183,829
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.1%(6) - (continued)
	Commercial Services - 2.2% - (continued)
$ 208,268	United Rentals, Inc. 4.12%, 10/31/2025, 3 mo. USD LIBOR + 1.750%	$ 207,747
EUR 205,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	193,209
$ 98,991	Verscend Holding Corp. 6.37%, 08/27/2025, 1 mo. USD LIBOR + 4.000%	96,208
107,879	WEX, Inc. 4.62%, 03/31/2028, 1 mo. USD LIBOR + 2.250%	105,535
108,675	WW International, Inc. 5.88%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	80,624
		1,797,301
	Construction Materials - 0.9%
124,375	Chamberlain Group, Inc. 5.87%, 11/03/2028, 1 mo. USD LIBOR + 3.500%	115,566
175,950	Ingersoll-Rand Services Co. 4.18%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	172,271
195,000	Quikrete Holdings, Inc. 5.00%, 02/01/2027, 1 mo. USD LIBOR + 2.625%	183,949
120,697	Standard Industries, Inc. 3.79%, 09/22/2028, 1 mo. USD LIBOR + 2.500%	118,434
139,300	Zurn Holdings, Inc. 4.62%, 10/04/2028, 1 mo. USD LIBOR + 2.250%	137,240
		727,460
	Distribution/Wholesale - 0.4%
215,895	American Builders & Contractors Supply Co., Inc. 4.37%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	210,588
147,107	Core & Main L.P. 4.95%, 07/27/2028, 1 mo. USD LIBOR + 2.500%	141,729
		352,317
	Diversified Financial Services - 0.6%
163,214	Fleetcor Technologies Operating Co. LLC 4.12%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	158,907
198,322	Russell Investments U.S. Inst'l Holdco, Inc. 5.00%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	186,113
130,000	Setanta Aircraft Leasing Designated Activity Co. 4.25%, 11/05/2028, 3 mo. USD LIBOR + 2.000%	127,465
		472,485
	Electric - 0.1%
92,247	ExGen Renewables IV LLC 4.08%, 12/15/2027, 1 mo. USD LIBOR + 2.500%	90,133
	Electrical Components & Equipment - 0.1%
98,500	Energizer Holdings, Inc. 4.50%, 12/22/2027, 1 mo. USD LIBOR + 2.250%	94,314
	Electronics - 0.1%
100,000	II-VI, Inc. 4.46%, 07/02/2029, 1 mo. USD LIBOR + 2.750%	97,083
	Engineering & Construction - 0.2%
123,797	Brown Group Holding LLC 4.87%, 06/07/2028, 1 mo. USD LIBOR + 2.500%	118,933
	Entertainment - 0.8%
7,001	Crown Finance U.S., Inc. 10.08%, 02/28/2025, 1 mo. USD LIBOR + 8.250%	7,298
225,000	Delta (LUX) S.a.r.l. 4.87%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	222,269

The accompanying notes are an integral part of these financial statements.
67

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.1%(6) - (continued)
	Entertainment - 0.8% - (continued)
$ 205,000	Scientific Games International, Inc. 5.04%, 04/14/2029, 1 mo. USD SOFR + 3.000%	$ 200,131
201,107	UFC Holdings LLC 5.52%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	194,236
		623,934
	Environmental Control - 0.4%
236,382	Clean Harbors, Inc. 4.12%, 06/28/2024, 3 mo. USD LIBOR + 1.750%	234,720
99,768	Covanta Holding Corp. 4.87%, 11/30/2028, 1 mo. USD LIBOR + 2.500%	97,398
		332,118
	Food - 0.6%
182,583	B&G Foods, Inc. 4.87%, 10/10/2026, 1 mo. USD LIBOR + 2.500%	172,618
	Froneri International Ltd.
EUR 120,000	3.01%, 01/29/2027, 3 mo. EURIBOR + 2.375%	112,630
$ 98,000	4.62%, 01/29/2027, 1 mo. USD LIBOR + 2.250%	93,851
129,350	U.S. Foods, Inc. 4.32%, 11/22/2028, 1 mo. USD LIBOR + 2.750%	126,238
		505,337
	Healthcare - Products - 0.6%
EUR 99,000	Avantor Funding, Inc. 2.75%, 06/12/2028, 1 mo. EURIBOR + 2.750%	97,443
$ 204,488	Medline Borrower LP 5.62%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	194,967
210,189	Sunshine Luxembourg S.a.r.l. 6.00%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	200,338
		492,748
	Healthcare - Services - 0.6%
108,625	ADMI Corp. 5.75%, 12/23/2027, 1 mo. USD LIBOR + 3.375%	100,168
EUR 200,000	Biogroup-LCD 2.75%, 02/09/2028, 3 mo. EURIBOR + 3.000%	186,979
$ 118,800	Heartland Dental LLC 6.26%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	112,350
EUR 135,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%	125,738
		525,235
	Insurance - 1.2%
$ 155,471	Acrisure LLC 5.87%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	147,560
	Asurion LLC
225,600	5.37%, 11/03/2024, 1 mo. USD LIBOR + 3.000%	217,327
105,000	7.62%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	89,775
110,000	7.62%, 01/20/2029, 1 mo. USD LIBOR + 5.250%	93,940
141,120	Hub International Ltd. 5.77%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	137,374
199,367	Sedgwick Claims Management Services, Inc. 5.62%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	192,794
115,912	USI, Inc. 5.25%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	113,774
		992,544
	Internet - 0.7%
183,150	Endure Digital, Inc. 5.29%, 02/10/2028, 1 mo. USD LIBOR + 3.500%	167,888
144,053	Go Daddy Operating Co. LLC 4.12%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	142,252
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.1%(6) - (continued)
	Internet - 0.7% - (continued)
$ 99,240	MH Sub LLC 6.12%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	$ 96,222
200,000	NortonLifeLock, Inc. 0.00%, 01/28/2029, 3 mo. USD LIBOR + 2.000%(7)	194,500
		600,862
	IT Services - 0.2%
121,202	Peraton Corp. 6.12%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	117,642
	Leisure Time - 0.9%
242,309	Carnival Corp. 5.88%, 06/30/2025, 1 mo. USD LIBOR + 3.000%	230,281
163,350	Hayward Industries, Inc. 4.87%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	155,591
99,000	MajorDrive Holdings LLC 5.63%, 06/01/2028, 1 mo. USD LIBOR + 4.000%	90,585
145,000	Penn National Gaming, Inc. 5.18%, 05/03/2029, 3 mo. USD LIBOR + 2.750%	141,601
84,720	SRAM LLC 5.17%, 05/18/2028, 1 mo. USD LIBOR + 2.750%	81,261
		699,319
	Lodging - 0.3%
240,072	Caesars Resort Collection LLC 5.12%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	234,370
	Machinery-Diversified - 0.2%
191,613	Vertical U.S. Newco, Inc. 6.87%, 07/30/2027, 1 mo. USD LIBOR + 3.500%	184,763
	Media - 0.7%
98,250	Banijay Entertainment S.A.S 5.54%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	95,365
207,900	Cable One, Inc. 4.37%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	199,532
207,128	CSC Holdings LLC 4.25%, 01/15/2026, 3 mo. USD LIBOR + 2.250%	198,520
115,000	Virgin Media Bristol LLC 5.25%, 01/31/2029, 1 mo. USD LIBOR + 3.250%	113,254
		606,671
	Oil & Gas - 0.1%
99,500	Southwestern Energy Co. 4.70%, 06/22/2027, 1 mo. USD SOFR + 2.500%	98,132
	Packaging & Containers - 0.6%
188,575	Berlin Packaging LLC 5.50%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	179,303
150,000	Clydesdale Acquisition Holdings, Inc. 6.60%, 04/13/2029, 1 mo. USD LIBOR + 4.250%	143,813
183,205	TricorBraun Holdings, Inc. 5.62%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	173,292
		496,408
	Pharmaceuticals - 0.8%
243,303	Elanco Animal Health, Inc. 3.46%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	234,977
197,247	Gainwell Acquisition Corp. 6.25%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	191,000
133,313	Horizon Therapeutics USA, Inc. 4.06%, 03/15/2028, 1 mo. USD LIBOR + 1.750%	130,480
113,850	Jazz Financing Lux S.a.r.l. 5.87%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	111,052
		667,509
	Pipelines - 0.1%
99,500	Oryx Midstream Services Permian Basin LLC 4.71%, 10/05/2028, 1 mo. USD LIBOR + 3.250%	96,710

The accompanying notes are an integral part of these financial statements.
68

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 19.1%(6) - (continued)
	Retail - 1.5%
$ 243,978	B.C. Unlimited Liability Co. 4.12%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	$ 236,278
166,466	Great Outdoors Group LLC 6.12%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	151,901
103,425	IRB Holding Corp. 4.84%, 12/15/2027, 1 mo. USD SOFR + 3.000%	99,029
118,894	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	102,016
143,550	Michaels Cos., Inc. 6.50%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	119,936
98,750	Petco Health and Wellness Co., Inc. 5.50%, 03/03/2028, 1 mo. USD LIBOR + 3.250%	95,401
108,900	PetSmart, Inc. 6.12%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	104,770
123,627	Pilot Travel Centers LLC 4.43%, 08/04/2028, 1 mo. USD LIBOR + 2.000%	121,000
193,050	SRS Distribution, Inc. 6.31%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	183,639
		1,213,970
	Semiconductors - 0.5%
230,000	Entegris, Inc. 5.54%, 07/06/2029, 3 mo. USD LIBOR + 3.000%	226,741
225,000	MKS Instruments, Inc. 0.00%, 04/08/2029(7)	219,937
		446,678
	Software - 1.9%
269,551	DCert Buyer, Inc. 6.37%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	260,214
267,472	Dun & Bradstreet Corp. 5.55%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	259,895
186,607	Hyland Software, Inc. 5.87%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	182,817
185,000	McAfee LLC 5.70%, 03/01/2029, 3 mo. USD LIBOR + 4.000%	176,290
148,875	Polaris Newco LLC 6.37%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	141,162
143,913	RealPage, Inc. 5.37%, 04/24/2028, 1 mo. USD LIBOR + 3.250%	138,236
251,605	SS&C Technologies, Inc. 4.12%, 04/16/2025, 1 mo. USD LIBOR + 1.750%	245,524
192,675	Zelis Healthcare Corp. 5.21%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	187,355
		1,591,493
	Telecommunications - 0.1%
98,750	Frontier Communications Corp. 6.06%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	93,985
	Textiles - 0.2%
199,500	Crocs, Inc. 4.45%, 02/20/2029, 1 mo. USD SOFR + 3.500%	187,352
	Transportation - 0.2%
144,928	Savage Enterprises LLC 5.51%, 09/15/2028, 1 mo. USD LIBOR + 3.250%	143,116
	Total Senior Floating Rate Interests (cost $16,539,886)	$ 15,790,986
U.S. GOVERNMENT AGENCIES - 3.7%
	Mortgage-Backed Agencies - 3.7%
	FHLMC - 2.0%
184,247	1.00%, 05/25/2033	$ 172,495
511,567	1.00%, 01/15/2041	480,628
583,850	1.00%, 06/15/2044	552,038
61,630	1.50%, 01/15/2027	60,739
47,299	3.50%, 09/15/2043	47,520
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 3.7% - (continued)
	Mortgage-Backed Agencies - 3.7% - (continued)
	FHLMC - 2.0% - (continued)
$ 41,477	3.75%, 05/15/2039(4)		$ 41,640
260,819	6.96%, 04/25/2028, 1 mo. USD LIBOR + 4.700%(2)		271,162
			1,626,222
	FNMA - 1.0%
95,284	2.00%, 12/25/2042		87,984
44,954	2.55%, 07/25/2044		44,028
33,334	3.00%, 04/25/2043		33,197
91,035	3.00%, 05/25/2047		90,237
261,751	3.50%, 10/25/2035		261,509
209,313	3.50%, 07/25/2045		210,820
73,925	3.50%, 07/25/2054		74,370
			802,145
	GNMA - 0.7%
154,783	2.00%, 05/20/2046		146,238
367,104	2.50%, 10/20/2041		360,785
88,511	2.50%, 07/20/2042		86,426
			593,449
	Total U.S. Government Agencies (cost $3,119,329)		$ 3,021,816
U.S. GOVERNMENT SECURITIES - 4.8%
	U.S. Treasury Securities - 4.8%
	U.S. Treasury Notes - 4.8%
90,000	0.25%, 06/15/2024		$ 85,644
1,555,000	0.38%, 07/15/2024		1,480,895
2,000,000	1.50%, 02/15/2025		1,932,812
400,000	2.63%, 05/31/2027		398,656
100,000	3.25%, 06/30/2027		102,500
	Total U.S. Government Securities (cost $4,115,672)		$ 4,000,507
	Total Long-Term Investments (Cost $86,724,625)		$ 82,085,398
SHORT-TERM INVESTMENTS - 0.3%
	Repurchase Agreements - 0.3%
240,884	Fixed Income Clearing Corp. Repurchase Agreement dated 07/29/2022 at 2.230%, due on 08/01/2022 with a maturity value of $240,929; collateralized by U.S. Treasury Inflation Index Note at 0.625%, maturing 07/15/2032, with a market value of $245,776		$ 240,884
	Total Short-Term Investments (cost $240,884)		$ 240,884
	Total Investments (cost $86,965,509)	99.5%	$ 82,326,282
	Other Assets and Liabilities	0.5%	448,848
	Total Net Assets	100.0%	$ 82,775,130
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.
69

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

See “Glossary” for abbreviation descriptions.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $29,621,738, representing 35.8% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(5)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2022.
(7)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

Futures Contracts Outstanding at July 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	61	09/30/2022	$ 12,838,117	$ (48,937)
Short position contracts:
U.S. Treasury 5-Year Note Future	73	09/30/2022	$ 8,302,039	$ (40,651)
U.S. Treasury 10-Year Note Future	10	09/21/2022	1,211,406	(11,393)
Total				$ (52,044)
Total futures contracts				$ (100,981)

Foreign Currency Contracts Outstanding at July 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
222,000	EUR	224,664	USD	BCLY	08/05/2022	$ 1,775
232,344	USD	222,000	EUR	BCLY	08/05/2022	5,904
902,053	USD	882,292	EUR	DEUT	08/31/2022	501
225,180	USD	222,000	EUR	BCLY	09/07/2022	(1,784)
Total foreign currency contracts						$ 6,396
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
70

Hartford Short Duration ETF
Schedule of Investments – (continued)
July 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 18,376,346	$ —	$ 18,376,346	$ —
Corporate Bonds	40,799,852	—	40,799,852	—
Municipal Bonds	95,891	—	95,891	—
Senior Floating Rate Interests	15,790,986	—	15,790,986	—
U.S. Government Agencies	3,021,816	—	3,021,816	—
U.S. Government Securities	4,000,507	—	4,000,507	—
Short-Term Investments	240,884	—	240,884	—
Foreign Currency Contracts(2)	8,180	—	8,180	—
Total	$ 82,334,462	$ —	$ 82,334,462	$ —
Liabilities
Foreign Currency Contracts(2)	$ (1,784)	$ —	$ (1,784)	$ —
Futures Contracts(2)	(100,981)	(100,981)	—	—
Total	$ (102,765)	$ (100,981)	$ (1,784)	$ —

(1)	For the year ended July 31, 2022, investments valued at $207,500 were transferred out of Level 3 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable input. There were no transfers into Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
71

Hartford Sustainable Income ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.3%
	Asset-Backed - Finance & Insurance - 1.7%
$ 549,000	AMMC CLO 8.53%, 04/25/2031, 3 mo. USD LIBOR + 5.750%(1)(2)	$ 472,411
105,000	Pretium Mortgage Credit Partners LLC 5.07%, 07/25/2051(1)(3)	97,024
200,000	VCAT LLC 3.97%, 09/25/2051(1)(3)	187,666
		757,101
	Other Asset-Backed Securities - 0.3%
150,000	Avant Loans Funding Trust 6.54%, 09/15/2031	149,496
	Whole Loan Collateral CMO - 3.3%
	Connecticut Avenue Securities Trust
181,737	6.36%, 07/25/2039, 1 mo. USD LIBOR + 4.100%(1)(2)	180,978
200,000	6.61%, 07/25/2031, 1 mo. USD LIBOR + 4.350%(1)(2)	200,121
156,254	7.51%, 06/25/2039, 1 mo. USD LIBOR + 5.250%(1)(2)	159,669
134,636	Fannie Mae Connecticut Avenue Securities 5.26%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	136,437
165,000	Home Re Ltd. 7.01%, 10/25/2034, 3 mo. USD SOFR + 6.750%(1)(2)	156,091
200,000	Preston Ridge Partners Mortgage Trust LLC 3.60%, 09/25/2026(1)(4)	183,524
	Pretium Mortgage Credit Partners LLC
200,000	3.97%, 09/25/2051(1)(3)	189,104
100,000	5.44%, 01/25/2052(1)(3)	95,063
200,000	RCO VII Mortgage LLC 3.84%, 09/25/2026(1)(3)	185,777
		1,486,764
	Total Asset & Commercial Mortgage-Backed Securities (cost $2,540,657)	$ 2,393,361
CONVERTIBLE BONDS - 2.8%
	Airlines - 0.1%
52,000	JetBlue Airways Corp. 0.50%, 04/01/2026	$ 37,076
	Auto Manufacturers - 0.1%
105,000	Arrival S.A. 3.50%, 12/01/2026(1)	38,784
10,000	Ford Motor Co. 0.00%, 03/15/2026(5)	10,650
		49,434
	Commercial Services - 0.2%
25,000	Block, Inc. 0.13%, 03/01/2025	25,531
EUR 100,000	Nexi S.p.A. 1.75%, 04/24/2027(6)	88,484
		114,015
	Diversified Financial Services - 0.1%
$ 50,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. 0.00%, 08/15/2023(5)	47,601
	Electric - 0.2%
75,000	Atlantica Sustainable Infrastructure Jersey Ltd. 4.00%, 07/15/2025	85,950
	Energy-Alternate Sources - 0.6%
90,000	Enphase Energy, Inc. 0.00%, 03/01/2028(5)	111,060
55,000	Maxeon Solar Technologies Ltd. 6.50%, 07/15/2025	64,708
75,000	NextEra Energy Partners L.P. 0.00%, 11/15/2025(1)(5)	83,812
		259,580
Shares or Principal Amount		Market Value†
CONVERTIBLE BONDS - 2.8% - (continued)
	Healthcare - Products - 0.5%
$ 95,000	Insulet Corp. 0.38%, 09/01/2026	$ 119,130
115,000	NuVasive, Inc. 0.38%, 03/15/2025	105,225
		224,355
	Internet - 0.4%
	ETSY, Inc.
30,000	0.13%, 10/01/2026	42,129
37,000	0.25%, 06/15/2028	29,822
25,000	MercadoLibre, Inc. 2.00%, 08/15/2028	49,162
50,000	Shopify, Inc. 0.13%, 11/01/2025	42,918
		164,031
	IT Services - 0.1%
40,000	Rapid7, Inc. 2.25%, 05/01/2025	49,440
	Machinery-Diversified - 0.2%
95,000	Middleby Corp. 1.00%, 09/01/2025	118,132
	Pharmaceuticals - 0.1%
34,000	Ascendis Pharma A/S 2.25%, 04/01/2028(1)	29,495
	REITS - 0.0%
25,000	HAT Holdings I LLC / HAT Holdings II LLC 0.00%, 05/01/2025(1)(5)	23,310
	Software - 0.2%
40,000	Health Catalyst, Inc. 2.50%, 04/15/2025	37,500
65,000	Splunk, Inc. 1.13%, 06/15/2027	55,738
		93,238
	Total Convertible Bonds (cost $1,472,082)	$ 1,295,657
CORPORATE BONDS - 33.9%
	Advertising - 0.5%
	Lamar Media Corp.
125,000	3.63%, 01/15/2031	$ 110,000
145,000	3.75%, 02/15/2028	136,300
		246,300
	Agriculture - 0.5%
140,000	Darling Ingredients, Inc. 6.00%, 06/15/2030(1)	145,393
200,000	Kernel Holding S.A. 6.75%, 10/27/2027(6)	73,400
		218,793
	Auto Manufacturers - 1.2%
	Ford Motor Co.
55,000	3.25%, 02/12/2032	45,925
10,000	4.75%, 01/15/2043	8,238
	Ford Motor Credit Co. LLC
200,000	4.54%, 08/01/2026	194,199
200,000	4.95%, 05/28/2027	198,270
115,000	General Motors Co. 5.40%, 10/15/2029	115,067
		561,699
	Auto Parts & Equipment - 0.2%
EUR 100,000	Faurecia SE 3.75%, 06/15/2028(6)	88,301
	Beverages - 0.4%
$ 200,000	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.25%, 04/27/2029(1)	189,176
	Chemicals - 0.0%
10,000	Avient Corp. 7.13%, 08/01/2030	10,304

The accompanying notes are an integral part of these financial statements.
72

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.9% - (continued)
	Commercial Banks - 0.4%
EUR 200,000	Cooperatieve Rabobank UA 4.38%, 06/29/2027, (4.38% fixed rate until 06/29/2027; 5 year EUR Swap + 4.679% thereafter)(6)(7)(8)	$ 191,443
	Commercial Services - 2.2%
$ 45,000	Block, Inc. 2.75%, 06/01/2026	42,010
EUR 100,000	Loxam SAS 3.25%, 01/14/2025(6)	95,406
	Nielsen Finance LLC / Nielsen Finance Co.
$ 65,000	4.50%, 07/15/2029(1)	61,084
10,000	5.63%, 10/01/2028(1)	9,800
250,000	StoneCo Ltd. 3.95%, 06/16/2028(6)	198,789
EUR 255,000	Techem Verwaltungsgesellschaft 675 mbH 2.00%, 07/15/2025(6)	239,128
	United Rentals North America, Inc.
$ 45,000	3.75%, 01/15/2032	39,556
75,000	4.88%, 01/15/2028	74,875
EUR 255,000	Verisure Holding AB 3.25%, 02/15/2027(6)	227,509
		988,157
	Construction Materials - 0.3%
$ 125,000	Standard Industries, Inc. 4.75%, 01/15/2028(1)	118,750
	Distribution/Wholesale - 0.5%
125,000	American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(1)	116,984
EUR 120,000	Parts Europe S.A. 6.50%, 07/16/2025(6)	123,514
		240,498
	Diversified Financial Services - 1.3%
	Credit Acceptance Corp.
$ 50,000	5.13%, 12/31/2024(1)	47,987
80,000	6.63%, 03/15/2026	79,600
	OneMain Finance Corp.
70,000	5.38%, 11/15/2029	59,510
120,000	6.88%, 03/15/2025	117,882
250,000	Unifin Financiera S.A.B. de C.V. 9.88%, 01/28/2029(6)	132,500
200,000	United Wholesale Mortgage LLC 5.50%, 04/15/2029(1)	172,212
		609,691
	Electric - 2.4%
	Clearway Energy Operating LLC
15,000	3.75%, 01/15/2032(1)	12,756
95,000	4.75%, 03/15/2028(1)	92,150
195,500	Greenko Power II Ltd. 4.30%, 12/13/2028(1)	167,249
200,000	Instituto Costarricense de Electricidad 6.75%, 10/07/2031(1)	188,186
164,540	Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(6)	156,193
200,000	Vena Energy Capital Pte Ltd. 3.13%, 02/26/2025(6)	190,774
400,000	Zorlu Yenilenebilir Enerji AS 9.00%, 06/01/2026(6)	275,024
		1,082,332
	Electrical Components & Equipment - 0.4%
EUR 100,000	Energizer Gamma Acquisition B.V. 3.50%, 06/30/2029(6)	76,952
$ 100,000	Energizer Holdings, Inc. 4.38%, 03/31/2029(1)	82,798
		159,750
	Energy-Alternate Sources - 2.9%
200,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energ 6.25%, 12/10/2024(6)	195,000
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.9% - (continued)
	Energy-Alternate Sources - 2.9% - (continued)
	Continuum Energy Levanter Pte Ltd.
$ 197,250	4.50%, 02/09/2027(1)	$ 163,363
197,250	4.50%, 02/09/2027(6)	163,362
215,000	Energo-Pro AS 8.50%, 02/04/2027(1)	203,923
200,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(6)	203,930
200,000	Greenko Mauritius Ltd. 6.25%, 02/21/2023(6)	196,600
200,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(6)	183,751
		1,309,929
	Engineering & Construction - 0.4%
200,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	163,936
	Entertainment - 0.6%
95,000	Caesars Entertainment, Inc. 6.25%, 07/01/2025(1)	94,762
	Cinemark USA, Inc.
120,000	5.25%, 07/15/2028(1)	107,100
85,000	5.88%, 03/15/2026(1)	81,623
		283,485
	Environmental Control - 0.3%
150,000	Stericycle, Inc. 3.88%, 01/15/2029(1)	137,150
	Forest Products & Paper - 0.5%
200,000	Suzano Austria GmbH 7.00%, 03/16/2047(6)	206,000
	Healthcare - Products - 0.2%
EUR 100,000	Avantor Funding, Inc. 3.88%, 07/15/2028(6)	94,610
	Healthcare - Services - 2.5%
100,000	Catalent Pharma Solutions, Inc. 2.38%, 03/01/2028(6)	88,791
145,000	Chrome Bidco SASU 3.50%, 05/31/2028(6)	131,130
	HCA, Inc.
$ 100,000	5.38%, 09/01/2026	103,150
20,000	5.63%, 09/01/2028	20,680
10,000	7.50%, 11/15/2095	10,900
	IQVIA, Inc.
EUR 100,000	2.25%, 01/15/2028(1)	91,878
$ 250,000	4.00%, 06/11/2025, 1 mo. USD LIBOR + 3.750%	246,757
200,000	5.00%, 05/15/2027(1)	200,323
200,000	Rede D'or Finance S.a.r.l. 4.50%, 01/22/2030(6)	171,500
85,000	Tenet Healthcare Corp. 6.13%, 06/15/2030(1)	85,860
		1,150,969
	Household Products/Wares - 0.3%
145,000	Prestige Brands, Inc. 5.13%, 01/15/2028(1)	139,925
	Insurance - 0.2%
100,000	MGIC Investment Corp. 5.25%, 08/15/2028	96,250
	Internet - 0.6%
	Arches Buyer, Inc.
100,000	4.25%, 06/01/2028(1)	85,526
20,000	6.13%, 12/01/2028(1)	16,400
190,000	Go Daddy Operating Co. LLC 3.50%, 03/01/2029(1)	168,893
		270,819
	Leisure Time - 0.5%
	Carnival Corp.
230,000	6.00%, 05/01/2029(1)	176,619

The accompanying notes are an integral part of these financial statements.
73

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.9% - (continued)
	Leisure Time - 0.5% - (continued)
$ 25,000	10.50%, 06/01/2030(1)	$ 22,207
45,000	MajorDrive Holdings LLC 6.38%, 06/01/2029(1)	33,926
		232,752
	Media - 1.6%
200,000	Cable Onda S.A. 4.50%, 01/30/2030(6)	177,176
125,000	Cable One, Inc. 4.00%, 11/15/2030(1)	111,094
CAD 170,000	Videotron Ltd. 5.63%, 06/15/2025	131,906
$ 200,000	VTR Finance N.V. 6.38%, 07/15/2028(6)	120,669
EUR 210,000	Ziggo B.V. 2.88%, 01/15/2030(6)	176,868
		717,713
	Metal Fabricate/Hardware - 0.3%
	Advanced Drainage Systems, Inc.
$ 145,000	5.00%, 09/30/2027(1)	142,100
10,000	6.38%, 06/15/2030(1)	10,078
		152,178
	Mining - 0.7%
300,000	Constellium SE 3.75%, 04/15/2029(1)	255,750
45,000	FMG Resources August 2006 Pty Ltd. 6.13%, 04/15/2032(1)	42,773
		298,523
	Multi-National - 0.2%
EGP 2,000,000	European Investment Bank 10.00%, 12/06/2023(6)	88,978
	Office/Business Equipment - 0.3%
	Xerox Holdings Corp.
$ 105,000	5.00%, 08/15/2025(1)	101,022
50,000	5.50%, 08/15/2028(1)	44,542
		145,564
	Packaging & Containers - 1.2%
EUR 245,000	ARD Finance S.A. (5.00% Cash, 5.75% PIK) 5.00%, 06/30/2027(6)(9)	186,615
	Ball Corp.
100,000	1.50%, 03/15/2027	92,278
$ 90,000	5.25%, 07/01/2025	91,125
5,000	Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029(1)	5,049
200,000	SAN Miguel Industrias Pet S.A. / NG PET R&P Latin America S.A. 3.50%, 08/02/2028(6)	166,030
		541,097
	Pharmaceuticals - 1.0%
	Bausch Health Cos., Inc.
35,000	5.00%, 01/30/2028(1)	18,638
70,000	6.13%, 02/01/2027(1)	59,675
50,000	Owens & Minor, Inc. 6.63%, 04/01/2030(1)	50,008
23,000	Teva Pharmaceutical Finance Co. B.V. 2.95%, 12/18/2022	22,802
	Teva Pharmaceutical Finance Netherlands II B.V.
EUR 100,000	3.75%, 05/09/2027	94,559
220,000	4.38%, 05/09/2030	197,404
		443,086
	Real Estate - 1.5%
	CIFI Holdings Group Co., Ltd.
$ 650,000	4.38%, 04/12/2027(6)	217,913
200,000	4.45%, 08/17/2026(6)	70,478
200,000	5.95%, 10/20/2025(6)	73,100
	Country Garden Holdings Co., Ltd.
600,000	3.88%, 10/22/2030(6)	183,013
200,000	5.13%, 01/14/2027(6)	68,500
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.9% - (continued)
	Real Estate - 1.5% - (continued)
$ 400,000	KWG Group Holdings Ltd. 6.00%, 08/14/2026(6)	$ 44,145
200,000	Times China Holdings Ltd. 6.20%, 03/22/2026(6)	18,000
250,000	Yuzhou Group Holdings Co., Ltd. 6.35%, 01/13/2027(6)	17,557
		692,706
	REITS - 0.3%
200,000	Trust Fibra Uno 6.39%, 01/15/2050(6)	155,892
	Retail - 1.2%
200,000	Jollibee Worldwide Pte Ltd. 3.90%, 01/23/2025, (3.90% fixed rate until 01/23/2025; 5 year USD CMT + 4.784% thereafter)(6)(7)(8)	188,260
113,000	LBM Acquisition LLC 6.25%, 01/15/2029(1)	85,315
110,000	Michaels Cos., Inc. 5.25%, 05/01/2028(1)	91,752
115,000	Specialty Building Products Holdings LLC 6.38%, 09/30/2026(1)	102,350
95,000	Yum! Brands, Inc. 3.63%, 03/15/2031	85,972
		553,649
	Software - 0.5%
42,000	Minerva Merger Sub, Inc. 6.50%, 02/15/2030(1)	38,010
	Open Text Corp.
165,000	3.88%, 02/15/2028(1)	152,021
15,000	3.88%, 12/01/2029(1)	13,502
20,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	17,798
		221,331
	Telecommunications - 3.5%
200,000	AXIAN Telecom Co. 7.38%, 02/16/2027(1)	183,752
	Frontier Communications Holdings LLC
80,000	5.00%, 05/01/2028(1)	75,179
95,000	5.88%, 10/15/2027(1)	93,588
16,547	5.88%, 11/01/2029	13,899
35,000	6.75%, 05/01/2029(1)	31,137
200,000	Liquid Telecommunications Financing plc 5.50%, 09/04/2026(6)	173,328
180,000	Millicom International Cellular S.A. 6.25%, 03/25/2029(6)	170,648
200,000	MTN Mauritius Investments Ltd. 6.50%, 10/13/2026(6)	197,786
225,000	Network i2i Ltd. 5.65%, 01/15/2025, (5.65% fixed rate until 01/15/2025; 5 year USD CMT + 4.274% thereafter)(6)(7)(8)	218,205
100,000	Nokia Oyj 4.38%, 06/12/2027	98,584
170,000	Telecom Argentina S.A. 8.00%, 07/18/2026(6)	148,619
230,000	VTR Comunicaciones S.p.A. 5.13%, 01/15/2028(6)	168,300
		1,573,025
	Toys/Games/Hobbies - 0.2%
	Mattel, Inc.
40,000	3.38%, 04/01/2026(1)	37,933
60,000	5.88%, 12/15/2027(1)	61,350
		99,283
	Transportation - 1.2%
170,000	First Student Bidco, Inc. 4.00%, 07/31/2029(1)	148,800

The accompanying notes are an integral part of these financial statements.
74

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 33.9% - (continued)
	Transportation - 1.2% - (continued)
$ 230,000	Rumo Luxembourg S.a.r.l. 5.25%, 01/10/2028(6)	$ 218,500
200,000	Shriram Transport Finance Co., Ltd. 4.40%, 03/13/2024(6)	189,397
		556,697
	Water - 0.9%
400,000	Aegea Finance S.a.r.l. 6.75%, 05/20/2029(1)	388,000
	Total Corporate Bonds (cost $19,459,520)	$ 15,418,741
FOREIGN GOVERNMENT OBLIGATIONS - 19.7%
	Benin - 0.3%
EUR 200,000	Benin Government International Bond 4.88%, 01/19/2032(6)	$ 143,563
	Bulgaria - 0.1%
100,000	Bulgaria Government International Bond 1.38%, 09/23/2050(6)	65,013
	Chile - 0.2%
CLP 85,000,000	Bonos de la Tesoreria de la Republica en pesos 4.70%, 09/01/2030(1)(6)	83,250
	Colombia - 1.1%
	Colombia Government International Bond
EUR 100,000	3.88%, 03/22/2026	98,396
$ 440,000	5.00%, 06/15/2045	319,643
COP 581,200,000	Colombian TES 7.00%, 06/30/2032	95,028
		513,067
	Croatia - 0.3%
EUR 161,000	Croatia Government International Bond 1.50%, 06/17/2031(6)	147,361
	Czech Republic - 0.2%
CZK 2,430,000	Czech Republic Government Bond 2.50%, 08/25/2028(6)	89,487
	Denmark - 4.5%
DKK 15,000,000	Denmark Treasury Bill 0.00%, 12/01/2022(1)(5)(6)	2,053,798
	Dominican Republic - 0.6%
	Dominican Republic International Bond
$ 150,000	4.50%, 01/30/2030(6)	129,526
181,000	6.40%, 06/05/2049(6)	148,366
		277,892
	Ghana - 0.2%
200,000	Ghana Government International Bond 6.38%, 02/11/2027(6)	103,000
	Hungary - 0.5%
HUF 42,960,000	Hungary Government Bond 3.00%, 08/21/2030	74,699
	Hungary Government International Bond
EUR 45,000	1.50%, 11/17/2050(6)	26,897
150,000	1.63%, 04/28/2032(6)	122,771
		224,367
	Indonesia - 0.5%
$ 230,000	Indonesia Government International Bond 4.63%, 04/15/2043(6)	218,438
	Ivory Coast - 0.3%
EUR 200,000	Ivory Coast Government International Bond 5.88%, 10/17/2031(6)	159,819
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.7% - (continued)
	Mexico - 1.1%
	Mexico Government International Bond
EUR 150,000	1.13%, 01/17/2030	$ 124,906
200,000	1.45%, 10/25/2033	147,808
100,000	2.13%, 10/25/2051	60,486
$ 206,000	5.00%, 04/27/2051	180,184
		513,384
	Morocco - 0.2%
EUR 100,000	Morocco Government International Bond 1.50%, 11/27/2031(6)	72,609
	North Macedonia - 0.6%
	North Macedonia Government International Bond
100,000	3.68%, 06/03/2026(1)	93,553
200,000	3.68%, 06/03/2026(6)	187,106
		280,659
	Panama - 0.4%
$ 200,000	Panama Government International Bond 4.50%, 04/01/2056	161,925
	Peru - 0.5%
225,000	Fondo MIVIVIENDA S.A. 4.63%, 04/12/2027(1)	217,080
	Philippines - 0.2%
EUR 100,000	Philippine Government International Bond 1.75%, 04/28/2041	72,038
	Poland - 0.2%
PLN 450,000	Republic of Poland Government Bond 3.75%, 05/25/2027	87,528
	Romania - 0.8%
	Romanian Government International Bond
EUR 80,000	2.12%, 07/16/2031(6)	61,137
81,000	2.75%, 04/14/2041(1)	52,392
354,000	2.88%, 04/13/2042(6)	228,644
		342,173
	Senegal - 0.3%
	Senegal Government International Bond
100,000	4.75%, 03/13/2028(6)	83,495
100,000	5.38%, 06/08/2037(1)	71,553
		155,048
	South Africa - 0.4%
ZAR 1,630,000	Republic of South Africa Government Bond 8.00%, 01/31/2030	86,004
$ 100,000	Republic of South Africa Government International Bond 6.25%, 03/08/2041	85,156
		171,160
	Sri Lanka - 0.3%
	Sri Lanka Government International Bond
200,000	5.75%, 04/18/2023(6)(10)	61,149
200,000	6.85%, 03/14/2024(6)(10)	60,444
		121,593
	Supranational - 1.5%
INR 8,900,000	Asian Development Bank 6.20%, 10/06/2026	109,693
	Asian Infrastructure Investment Bank
TRY 550,000	17.70%, 09/21/2023(6)	21,997
200,000	19.50%, 08/16/2023(6)	8,165
CNY 810,000	European Bank for Reconstruction & Development 2.00%, 01/21/2025	117,523
	European Investment Bank
IDR 1,670,000,000	5.75%, 01/24/2025(6)	112,681
MXN 2,485,000	7.50%, 07/30/2023	119,011

The accompanying notes are an integral part of these financial statements.
75

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.7% - (continued)
	Supranational - 1.5% - (continued)
TRY 1,180,000	International Bank for Reconstruction & Development 11.00%, 08/25/2022	$ 64,198
RUB 11,000,000	International Finance Corp. 4.50%, 02/23/2026	119,071
		672,339
	Sweden - 4.3%
SEK 20,000,000	Sweden Treasury Bill 0.00%, 09/21/2022(1)(5)(6)	1,960,074
	Ukraine - 0.1%
	Ukraine Government International Bond
$ 200,000	7.25%, 03/15/2033(6)	39,000
100,000	7.75%, 09/01/2027(6)	20,191
		59,191
	Total Foreign Government Obligations (cost $10,978,145)	$ 8,965,856
SENIOR FLOATING RATE INTERESTS - 13.8%(11)
	Chemicals - 0.5%
221,745	Axalta Coating Systems U.S. Holdings, Inc. 4.00%, 06/01/2024, 3 mo. USD LIBOR + 1.750%	$ 219,805
	Commercial Services - 1.8%
222,566	APX Group, Inc. 5.66%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	209,045
EUR 250,000	Techem Verwaltungsgesellschaft 675 mbH 2.89%, 07/15/2025, 3 mo. EURIBOR + 2.625%	239,014
$ 196,685	Trans Union LLC 4.12%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	189,626
EUR 200,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	188,497
		826,182
	Distribution/Wholesale - 0.4%
$ 197,711	American Builders & Contractors Supply Co., Inc. 4.37%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	192,852
	Electronics - 0.3%
EUR 150,000	Zephyr German BidCo GmbH 3.40%, 03/10/2028, 3 mo. EURIBOR + 3.400%	139,728
	Environmental Control - 0.4%
$ 199,000	Clean Harbors, Inc. 4.37%, 10/08/2028, 1 mo. USD LIBOR + 2.000%	197,135
	Food - 0.3%
129,350	U.S. Foods, Inc. 4.32%, 11/22/2028, 1 mo. USD LIBOR + 2.750%	126,238
	Healthcare - Products - 1.2%
198,207	Agiliti Health, Inc. 4.50%, 01/04/2026, 3 mo. USD LIBOR + 2.275%	192,260
239,201	Avantor Funding, Inc. 4.62%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	234,283
99,750	Medline Borrower LP 5.62%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	95,106
		521,649
	Healthcare - Services - 0.3%
148,496	Catalent Pharma Solutions, Inc. 4.25%, 02/22/2028, 1 mo. USD LIBOR + 2.000%	146,009
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 13.8%(11) - (continued)
	Holding Companies-Diversified - 0.6%
EUR 290,000	IVC Acquisition Ltd. 3.75%, 02/13/2026, 3 mo. EURIBOR + 4.000%	$ 278,492
	Home Builders - 0.3%
$ 114,425	Installed Building Products, Inc. 4.62%, 12/14/2028, 1 mo. USD LIBOR + 2.250%	112,816
	Insurance - 0.2%
99,244	Hub International Ltd. 5.98%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	96,950
	Internet - 0.7%
171,183	Go Daddy Operating Co. LLC 4.12%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	169,043
174,125	Proofpoint, Inc. 4.82%, 08/31/2028, 1 mo. USD LIBOR + 3.250%	166,967
		336,010
	IT Services - 0.4%
172,229	Surf Holdings LLC 5.17%, 03/05/2027, 1 mo. USD LIBOR + 3.500%	166,632
	Leisure Time - 0.4%
197,254	Hayward Industries, Inc. 4.87%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	187,884
	Machinery-Diversified - 0.4%
197,093	Gardner Denver, Inc. 4.18%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	192,972
	Packaging & Containers - 1.1%
320,000	Clydesdale Acquisition Holdings, Inc. 6.60%, 04/13/2029, 1 mo. USD LIBOR + 4.250%	306,800
198,251	Proampac PG Borrower LLC 5.33%, 11/03/2025, 1 mo. USD LIBOR + 3.750%	188,410
		495,210
	Pharmaceuticals - 1.5%
337,767	Change Healthcare Holdings LLC 4.87%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	333,018
EUR 234,875	Grifols S.A. 2.32%, 11/15/2027, 3 mo. EURIBOR + 2.250%	223,217
$ 138,945	Packaging Coordinators Midco, Inc. 6.00%, 11/30/2027, 1 mo. USD LIBOR + 3.750%	133,462
		689,697
	Retail - 0.5%
247,499	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	212,364
	Semiconductors - 0.4%
200,000	MKS Instruments, Inc. 0.00%, 04/08/2029(12)	195,500
	Software - 1.4%
200,000	DCert Buyer, Inc. 9.37%, 02/19/2029, 1 mo. USD LIBOR + 7.000%	187,334
155,000	McAfee LLC 5.70%, 03/01/2029, 3 mo. USD LIBOR + 4.000%	147,703
	Zelis Healthcare Corp.
120,391	4.56%, 09/30/2026	117,066
197,490	5.21%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	192,037
		644,140
	Telecommunications - 0.3%
143,664	Xplornet Communications, Inc. 6.37%, 10/02/2028, 1 mo. USD LIBOR + 4.000%	127,168

The accompanying notes are an integral part of these financial statements.
76

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 13.8%(11) - (continued)
	Transportation - 0.4%
$ 199,270	First Student Bidco, Inc. 5.23%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	184,599
	Total Senior Floating Rate Interests (cost $6,727,205)	$ 6,290,032
U.S. GOVERNMENT AGENCIES - 10.3%
	Mortgage-Backed Agencies - 10.3%
	FHLMC - 0.9%
65,000	5.86%, 04/25/2042, 3 mo. USD SOFR + 4.350%(1)(2)	$ 63,318
147,326	6.51%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	151,352
115,000	6.76%, 03/25/2042, 3 mo. USD SOFR + 5.250%(1)(2)	113,357
100,000	7.52%, 07/25/2042	100,875
		428,902
	FNMA - 0.2%
25,000	6.76%, 03/25/2042, 3 mo. USD SOFR + 5.250%(1)(2)	24,552
64,000	8.51%, 04/25/2042, 3 mo. USD SOFR + 7.000%(1)(2)	64,622
		89,174
	UMBS - 9.2%
2,525,000	2.50%, 08/11/2052(13)	2,355,908
1,875,000	3.00%, 08/11/2052(13)	1,808,203
		4,164,111
	Total U.S. Government Agencies (cost $4,538,180)	$ 4,682,187
U.S. GOVERNMENT SECURITIES - 19.8%
	U.S. Treasury Securities - 19.8%
	U.S. Treasury Bonds - 5.4%
529,000	1.13%, 08/15/2040	$ 378,917
775,000	2.50%, 02/15/2045	678,972
1,095,000	2.50%, 05/15/2046	959,280
460,000	2.88%, 05/15/2052	450,728
		2,467,897
	U.S. Treasury Notes - 14.4%
398,874	0.13%, 07/15/2030(14)(15)	400,257
748,206	0.25%, 07/15/2029(15)	759,298
1,540,000	1.50%, 02/29/2024(16)	1,505,651
3,150,000	1.88%, 02/15/2032	2,946,727
320,000	2.88%, 05/15/2032	326,350
585,000	3.00%, 06/30/2024	585,845
		6,524,128
	Total U.S. Government Securities (cost $8,967,760)	$ 8,992,025
CONVERTIBLE PREFERRED STOCKS - 0.5%
	Automobiles & Components - 0.1%
545	Aptiv plc, 5.50%	$ 66,092
	Health Care Equipment & Services - 0.2%
1,400	Becton Dickinson and Co. Series B, 6.00%	70,000
	Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
55	Danaher Corp., 5.00%	83,702
	Total Convertible Preferred Stocks (cost $242,683)	$ 219,794
Shares or Principal Amount			Market Value†
ESCROWS - 0.6%(17)
	Consumer Services - 0.2%
100,000	Grifols Escrow Issuer S.A. Expires 10/15/2028(6)		$ 88,533
	Media & Entertainment - 0.4%
210,000	Scripps Escrow, Inc. Expires 07/15/2027(1)		201,178
	Total Escrows (cost $317,540)		$ 289,711
	Total Long-Term Investments (Cost $55,243,772)		$ 48,547,364
	Total Investments (cost $55,243,772)	106.7%	$ 48,547,364
	Other Assets and Liabilities	(6.7)%	(3,062,219)
	Total Net Assets	100.0%	$ 45,485,145
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $13,020,711, representing 28.6% of net assets.
(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(5)	Security is a zero-coupon bond.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $13,726,582, representing 30.2% of net assets.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.
(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(10)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

The accompanying notes are an integral part of these financial statements.
77

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2022.
(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(13)	Represents or includes a TBA transaction.
(14)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2022, the market value of securities pledged was $351,213.
(15)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(16)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of July 31, 2022, the market value of securities pledged was $518,179.
(17)	Share amount represents shares of the issuer previously held that resulted in receipt of the escrow.

OTC Swaptions Outstanding at July 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaptions:
Call
ITRAXX-XOVERS.37.V1 *	BCLY	625.00%	Pay	08/17/2022	EUR	(2,105,000)	$ (90,214)	$ (27,934)	$ (62,280)
Put
ITRAXX-XOVERS.37.V1 *	BCLY	625.00%	Pay	08/17/2022	EUR	(2,105,000)	$ (3,775)	$ (40,876)	$ 37,101
Total Written Option Contracts OTC swaption contracts							$ (93,989)	$ (68,810)	$ (25,179)

*	Swaptions with forward premiums.

Futures Contracts Outstanding at July 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	5	09/15/2022	$ 436,012	$ 20,731
Canadian 10-Year Bond Future	11	09/20/2022	1,119,874	58,608
U.S. Treasury 10-Year Note Future	41	09/21/2022	4,966,766	46,510
U.S. Treasury Ultra Bond Future	13	09/21/2022	2,058,062	72,258
Total				$ 198,107
Short position contracts:
Euro BUXL 30-Year Bond Future	4	09/08/2022	$ 757,804	$ (64,191)
Euro-BOBL Future	8	09/08/2022	1,043,061	(19,729)
Euro-BUND Future	10	09/08/2022	1,607,376	(70,296)
Euro-Schatz Future	31	09/08/2022	3,481,272	(23,238)
Long Gilt Future	4	09/28/2022	575,253	(13,792)
U.S. Treasury 2-Year Note Future	43	09/30/2022	9,049,820	(33,419)
U.S. Treasury 5-Year Note Future	60	09/30/2022	6,823,594	(109,163)
U.S. Treasury 10-Year Ultra Future	14	09/21/2022	1,837,500	(20,598)
U.S. Treasury Long Bond Future	12	09/21/2022	1,728,000	(48,562)
Total				$ (402,988)
Total futures contracts				$ (204,881)

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2022
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.37.V1	USD	700,000	(1.00%)	06/20/2027	Quarterly	$ 39,442	$ 65,247	$ 25,805
The accompanying notes are an integral part of these financial statements.
78

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2022 – (continued)
Reference Entity	Notional Amount		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices – (continued):
Sell protection:
CDX.NA.HY.38.V2	USD	1,982,970	5.00%	06/20/2027	Quarterly	$ (21,452)	$ 34,621	$ 56,073
ITRAXX-XOVERS.37.V1	EUR	2,165,000	5.00%	06/20/2027	Quarterly	67,923	4,339	(63,584)
Total						$ 46,471	$ 38,960	$ (7,511)
Total centrally cleared credit default swap contracts						$ 85,913	$ 104,207	$ 18,294

Foreign Currency Contracts Outstanding at July 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
13,000	EUR	13,198	USD	HSBC	08/31/2022	$ 86
45,000	EUR	45,926	USD	TDB	09/21/2022	128
28,000	EUR	28,687	USD	RBC	09/21/2022	(31)
47,000	EUR	49,348	USD	JPM	09/21/2022	(1,247)
37,000	EUR	39,187	USD	DEUT	09/21/2022	(1,320)
136,000	EUR	144,607	USD	BOA	09/21/2022	(5,423)
143,994	USD	200,000	AUD	MSC	09/21/2022	4,317
132,787	USD	171,000	CAD	RBC	08/31/2022	(661)
147,363	USD	185,000	CAD	TDB	09/21/2022	3,010
2,186,209	USD	15,072,000	DKK	SSG	09/21/2022	114,271
3,168,411	USD	3,099,000	EUR	DEUT	08/31/2022	1,758
71,517	USD	70,000	EUR	GSC	08/31/2022	(11)
5,091	USD	5,000	EUR	JPM	08/31/2022	(19)
23,314	USD	23,000	EUR	SCB	08/31/2022	(188)
2,476,600	USD	2,303,000	EUR	BNP	09/21/2022	119,677
117,956	USD	111,000	EUR	SSG	09/21/2022	4,357
113,821	USD	108,000	EUR	DEUT	09/21/2022	3,291
104,875	USD	102,000	EUR	HSBC	09/21/2022	487
41,116	USD	40,000	EUR	TDB	09/21/2022	180
258,425	USD	205,000	GBP	TDB	09/21/2022	8,660
24,058	USD	20,000	GBP	JPM	09/21/2022	(310)
249,550	USD	32,100,000	JPY	SCB	09/21/2022	8,396
36,155	USD	4,900,000	JPY	DEUT	09/21/2022	(657)
2,047,508	USD	20,000,000	SEK	BOA	09/21/2022	81,213
Total foreign currency contracts						$ 339,964
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
The accompanying notes are an integral part of these financial statements.
79

Hartford Sustainable Income ETF
Schedule of Investments – (continued)
July 31, 2022

Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 2,393,361	$ —	$ 2,393,361	$ —
Convertible Bonds	1,295,657	—	1,295,657	—
Corporate Bonds	15,418,741	—	15,418,741	—
Foreign Government Obligations	8,965,856	—	8,965,856	—
Senior Floating Rate Interests	6,290,032	—	6,290,032	—
U.S. Government Agencies	4,682,187	—	4,682,187	—
U.S. Government Securities	8,992,025	—	8,992,025	—
Convertible Preferred Stocks	219,794	219,794	—	—
Escrows	289,711	—	289,711	—
Foreign Currency Contracts(2)	349,831	—	349,831	—
Futures Contracts(2)	198,107	198,107	—	—
Swaps - Credit Default(2)	81,878	—	81,878	—
Total	$ 49,177,180	$ 417,901	$ 48,759,279	$ —
Liabilities
Foreign Currency Contracts(2)	$ (9,867)	$ —	$ (9,867)	$ —
Futures Contracts(2)	(402,988)	(402,988)	—	—
Swaps - Credit Default(2)	(63,584)	—	(63,584)	—
Written Options	(93,989)	—	(93,989)	—
Total	$ (570,428)	$ (402,988)	$ (167,440)	$ —

(1)	For the period ended July 31, 2022, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
The accompanying notes are an integral part of these financial statements.
80

Hartford Total Return Bond ETF
Schedule of Investments
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2%
	Asset-Backed - Automobile - 0.6%
$ 276,658	Chesapeake Funding LLC 1.95%, 09/15/2031(1)	$ 276,047
645,000	Credit Acceptance Auto Loan Trust 1.00%, 05/15/2030(1)	617,298
280,000	GMF Floorplan Owner Revolving Trust 0.68%, 08/15/2025(1)	271,690
	Santander Drive Auto Receivables Trust
220,000	1.48%, 01/15/2027	211,751
1,540,000	4.42%, 11/15/2027	1,550,003
1,010,000	Tricolor Auto Securitization Trust 1.00%, 06/17/2024(1)	996,198
	Westlake Automobile Receivables Trust
610,000	1.65%, 02/17/2026(1)	587,173
1,180,000	4.31%, 09/15/2027(1)	1,175,754
		5,685,914
	Asset-Backed - Credit Card - 0.5%
760,000	Ascot Pointe Village 3.52%, 09/01/2032	768,669
1,170,000	Evergreen Credit Card Trust 1.90%, 09/15/2024(1)	1,168,640
790,000	Gramercy Park 3.89%, 10/01/2031	804,565
	Mercury Financial Credit Card Master Trust
865,000	1.54%, 03/20/2026(1)	820,996
1,500,000	2.50%, 09/21/2026(1)	1,427,454
		4,990,324
	Asset-Backed - Finance & Insurance - 5.4%
87,581	Atlas Senior Loan Fund Ltd. 3.58%, 04/20/2028, 3 mo. USD LIBOR + 0.870%(1)(2)	86,838
2,400,000	Bain Capital Credit CLO Ltd. 3.96%, 07/25/2034, 3 mo. USD LIBOR + 1.180%(1)(2)	2,325,662
35,990	Bayview Koitere Fund Trust 3.50%, 07/28/2057(1)(3)	35,075
25,567	Bayview Opportunity Master Fund Trust 3.50%, 10/28/2057(1)(3)	25,194
340,577	BHG Securitization Trust 0.90%, 10/17/2034(1)	322,831
	BlueMountain CLO Ltd.
1,440,000	3.81%, 04/20/2034, 3 mo. USD LIBOR + 1.100%(1)(2)	1,391,265
2,850,000	3.89%, 04/19/2034, 3 mo. USD LIBOR + 1.150%(1)(2)	2,760,610
3,300,000	Buckhorn Park CLO Ltd. 3.86%, 07/18/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	3,202,429
936,202	Carlyle Global Market Strategies CLO Ltd. 3.51%, 01/15/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	916,564
	Carlyle U.S. CLO Ltd.
2,047,000	3.57%, 04/15/2034, 3 mo. USD LIBOR + 1.060%(1)(2)	1,985,437
1,010,000	3.79%, 04/20/2034, 3 mo. USD LIBOR + 1.080%(1)(2)	981,609
	CIFC Funding Ltd.
319,660	3.61%, 04/19/2029, 3 mo. USD LIBOR + 0.870%(1)(2)	313,690
970,000	3.74%, 04/18/2031, 3 mo. USD LIBOR + 1.000%(1)(2)	950,555
375,000	Cirrus Funding Ltd. 4.80%, 01/25/2037(1)	375,010
3,570,833	Galaxy XXIII CLO Ltd. 3.65%, 04/24/2029, 3 mo. USD LIBOR + 0.870%(1)(2)	3,509,411
	Madison Park Funding Ltd.
237,633	3.69%, 04/19/2030, 3 mo. USD LIBOR + 0.950%(1)(2)	234,667
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Asset-Backed - Finance & Insurance - 5.4% - (continued)
$ 2,310,000	3.86%, 07/17/2034, 3 mo. USD LIBOR + 1.120%(1)(2)	$ 2,238,540
229,321	Magnetite Ltd. 3.31%, 01/15/2028, 3 mo. USD LIBOR + 0.800%(1)(2)	226,025
1,300,000	MF1 Multifamily Housing Mortgage 3.22%, 02/19/2037, 3 mo USD SOFR + 1.750%(1)(2)	1,238,388
2,490,000	Nassau LLC 3.76%, 08/26/2034, 3 mo. USD LIBOR + 1.250%(1)(2)	2,419,284
925,000	OCP CLO Ltd. 1.99%, 04/18/2033, 1 mo. USD SOFR + 1.270%(1)(2)	904,880
	OZLM Ltd.
191,737	3.75%, 07/17/2029, 3 mo. USD LIBOR + 1.010%(1)(2)	189,426
550,000	3.81%, 10/20/2031, 3 mo. USD LIBOR + 1.100%(1)(2)	537,305
48,550	3.83%, 04/30/2027, 3 mo. USD LIBOR + 1.050%(1)(2)	48,389
	Progress Residential Trust
1,719,074	1.51%, 10/17/2038(1)	1,550,710
456,000	4.45%, 06/17/2039(1)	461,831
2,065,000	Regatta Funding Ltd. 3.87%, 04/20/2034, 3 mo. USD LIBOR + 1.160%(1)(2)	2,001,280
2,365,000	RR LLC 3.66%, 07/15/2035, 3 mo. USD LIBOR + 1.150%(1)(2)	2,291,548
2,025,000	RR Ltd. 3.62%, 07/15/2036, 3 mo. USD LIBOR + 1.110%(1)(2)	1,959,588
	Sound Point CLO Ltd.
250,000	3.84%, 01/26/2031, 3 mo. USD LIBOR + 1.070%(1)(2)	245,059
2,270,000	3.85%, 04/25/2034, 3 mo. USD LIBOR + 1.070%(1)(2)	2,204,254
950,000	3.89%, 04/18/2031, 3 mo. USD LIBOR + 1.150%(1)(2)	934,237
2,590,000	Symphony CLO Ltd. 3.72%, 04/19/2034, 3 mo. USD LIBOR + 0.980%(1)(2)	2,501,300
2,280,000	Thompson Park CLO Ltd. 3.51%, 04/15/2034, 3 mo. USD LIBOR + 1.000%(1)(2)	2,202,072
477,492	TICP CLO Ltd. 3.55%, 04/20/2028, 3 mo. USD LIBOR + 0.840%(1)(2)	473,182
	Venture CLO Ltd.
2,270,000	3.64%, 04/15/2034, 3 mo. USD LIBOR + 1.130%(1)(2)	2,175,307
915,000	3.75%, 04/15/2034, 3 mo. USD LIBOR + 1.240%(1)(2)	889,641
	Voya CLO Ltd.
661,448	3.64%, 01/18/2029, 3 mo. USD LIBOR + 0.900%(1)(2)	652,001
705,000	3.93%, 10/18/2031, 3 mo. USD LIBOR + 1.190%(1)(2)	693,087
1,830,000	Wellfleet CLO Ltd. 3.88%, 07/20/2032, 3 mo. USD LIBOR + 1.170%(1)(2)	1,782,468
2,365,000	Wind River CLO Ltd. 4.14%, 10/20/2033, 3 mo. USD LIBOR + 1.430%(1)(2)	2,297,839
		52,534,488
	Commercial Mortgage-Backed Securities - 4.7%
965,000	BAMLL Commercial Mortgage Securities Trust 3.11%, 11/05/2032(1)	898,885
520,000	Barclays Commercial Mortgage Trust 4.60%, 06/15/2055(3)	549,589
	Benchmark Mortgage Trust
20,326,688	0.51%, 07/15/2051(3)(4)	396,322
10,161,439	0.54%, 01/15/2051(3)(4)	219,721
8,902,197	1.22%, 03/15/2062(3)(4)	508,550

The accompanying notes are an integral part of these financial statements.
81

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Commercial Mortgage-Backed Securities - 4.7% - (continued)
$ 3,649,201	1.52%, 01/15/2054(3)(4)	$ 351,749
1,864,130	1.79%, 07/15/2053(3)(4)	164,326
2,200,000	3.88%, 02/15/2051(3)	2,197,735
	BX Commercial Mortgage Trust
1,612,835	2.92%, 10/15/2036, 1 mo. USD LIBOR + 0.920%(1)(2)	1,589,282
580,000	3.77%, 05/15/2035, 1 mo. USD LIBOR + 1.770%(1)(2)	553,729
785,000	CAMB Commercial Mortgage Trust 4.55%, 12/15/2037, 1 mo. USD LIBOR + 2.550%(1)(2)	751,212
1,527,000	CD Mortgage Trust 3.63%, 02/10/2050	1,510,104
	Citigroup Commercial Mortgage Trust
1,300,000	3.62%, 07/10/2047	1,286,545
766,000	4.09%, 11/15/2049(3)	685,831
86,946	Citigroup Mortgage Loan Trust 3.25%, 03/25/2061(1)(3)	84,657
	Commercial Mortgage Trust
10,100,622	0.52%, 02/10/2047(3)(4)	63,195
389,000	2.82%, 01/10/2039(1)	358,910
799,583	2.94%, 01/10/2046	796,461
700,000	3.18%, 02/10/2035(1)	669,822
1,470,000	3.61%, 08/10/2049(1)(3)	1,428,146
900,000	3.80%, 08/10/2047	893,608
395,000	3.90%, 01/10/2039(1)(3)	356,379
1,095,125	3.96%, 03/10/2047	1,089,366
360,000	4.24%, 02/10/2047(3)	359,449
923,622	4.27%, 07/10/2045(3)	923,804
12,383,549	CSAIL Commercial Mortgage Trust 0.72%, 06/15/2057(3)(4)	193,182
	DBJPM Mortgage Trust
3,952,057	1.71%, 09/15/2053(3)(4)	308,627
2,660,000	2.89%, 08/10/2049	2,548,600
2,524,463	Extended Stay America Trust 2021-ESH 3.08%, 07/15/2038, 1 mo. USD LIBOR + 1.080%(1)(2)	2,467,351
	FirstKey Homes Trust
2,060,740	1.38%, 09/17/2038(1)	1,843,062
673,739	4.15%, 05/17/2039(1)	670,298
	GS Mortgage Securities Trust
6,607,940	0.67%, 02/13/2053(3)(4)	240,508
190,000	2.69%, 08/15/2024, 1 mo. USD SOFR + 0.731%(1)	186,299
2,000,000	3.05%, 05/10/2049	1,931,136
2,440,000	3.43%, 08/10/2050	2,383,868
890,000	3.63%, 11/10/2047	881,577
100,000	4.07%, 01/10/2047	99,751
415,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.81%, 01/16/2037(1)	395,018
	JPMBB Commercial Mortgage Securities Trust
700,649	3.36%, 07/15/2045	694,111
100,000	3.93%, 09/15/2047	99,722
100,000	4.00%, 04/15/2047	99,536
2,050,000	JPMCC Commercial Mortgage Securities Trust 3.72%, 03/15/2050	2,033,868
358,784	Life Mortgage Trust 3.40%, 03/15/2038, 1 mo. USD LIBOR + 1.400%(1)(2)	338,701
1,410,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.53%, 12/15/2047	1,392,267
3,978,616	Morgan Stanley Capital Trust 1.33%, 06/15/2050(3)(4)	170,158
1,005,120	UBS-Barclays Commercial Mortgage Trust 3.24%, 04/10/2046	999,508
	Wells Fargo N.A.
5,744,596	0.60%, 11/15/2062(3)(4)	201,670
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Commercial Mortgage-Backed Securities - 4.7% - (continued)
$ 14,091,245	0.64%, 11/15/2062(3)(4)	$ 540,963
15,820,956	0.70%, 02/15/2061(3)(4)	501,230
6,870,085	0.71%, 11/15/2050(3)(4)	211,782
4,279,223	0.77%, 11/15/2054(3)(4)	138,677
11,041,181	0.88%, 01/15/2063(3)(4)	563,911
3,467,066	0.90%, 05/15/2062(3)(4)	162,349
7,308,817	1.78%, 03/15/2063(3)(4)	788,077
1,790,000	3.44%, 09/15/2060	1,758,856
	WF-RBS Commercial Mortgage Trust
1,122,482	2.88%, 12/15/2045	1,118,835
1,025,000	3.61%, 11/15/2047	1,013,926
100,000	4.00%, 05/15/2047	99,472
100,000	4.05%, 03/15/2047	99,591
		45,863,864
	Other Asset-Backed Securities - 2.8%
165,024	Aaset Trust 3.35%, 01/16/2040(1)	136,310
	Affirm Asset Securitization Trust
278,165	1.90%, 01/15/2025(1)	273,163
116,556	3.46%, 10/15/2024(1)	115,991
375,000	Arbor Realty Commercial Real Estate Notes Ltd. 3.10%, 05/15/2036, 1 mo. USD LIBOR + 1.100%(1)(2)	365,664
820,000	Avant Loans Funding Trust 1.21%, 07/15/2030(1)	772,975
	CF Hippolyta Issuer LLC
197,724	1.98%, 03/15/2061(1)	173,821
350,958	1.99%, 07/15/2060(1)	308,671
	Domino's Pizza Master Issuer LLC
933,187	2.66%, 04/25/2051(1)	823,502
409,500	3.67%, 10/25/2049(1)	378,872
48,125	4.12%, 07/25/2048(1)	47,104
440,000	Marlette Funding Trust 1.06%, 09/15/2031(1)	422,679
706,888	Navient Private Education Refi Loan Trust 0.97%, 12/16/2069(1)	634,227
2,205,000	NRZ Advance Receivables Trust 1.48%, 09/15/2053(1)	2,102,732
183,404	NRZ Excess Spread-Collateralized Notes 3.84%, 12/25/2025(1)	174,224
	Pretium Mortgage Credit Partners LLC
849,933	1.74%, 07/25/2051(1)(5)	810,787
850,692	1.87%, 07/25/2051(1)(5)	792,100
1,022,682	1.99%, 06/27/2060(1)(5)	957,795
1,668,962	1.99%, 02/25/2061(1)(5)	1,599,641
	Progress Residential Trust
640,000	3.20%, 04/17/2039(1)	611,064
1,750,000	4.44%, 05/17/2041(1)	1,762,704
194,110	Sapphire Aviation Finance Ltd. 3.23%, 03/15/2040(1)	171,270
310,000	Stack Infrastructure Issuer LLC 1.89%, 08/25/2045(1)	285,130
490,000	Summit Issuer LLC 2.29%, 12/20/2050(1)	448,952
332,937	Upstart Securitization Trust 0.83%, 07/20/2031(1)	323,261
	Vantage Data Centers Issuer LLC
1,640,000	1.65%, 09/15/2045(1)	1,498,081
972,967	4.20%, 11/16/2043(1)	964,547
1,758,911	Vericrest Opportunity Loan Transferee 1.87%, 08/25/2051(1)(5)	1,639,615
661,640	VOLT C LLC 1.99%, 05/25/2051(1)(5)	643,307
1,261,621	VOLT XCIII LLC 1.89%, 02/27/2051(1)(5)	1,190,493
982,240	VOLT XCIV LLC 2.24%, 02/27/2051(1)(5)	936,495
1,178,194	VOLT XCIX LLC 2.12%, 04/25/2051(1)(5)	1,124,854
926,911	VOLT XCV LLC 2.24%, 03/27/2051(1)(5)	879,280
982,860	VOLT XCVII LLC 2.24%, 04/25/2051(1)(5)	931,621

The accompanying notes are an integral part of these financial statements.
82

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Other Asset-Backed Securities - 2.8% - (continued)
	Wendy's Funding LLC
$ 2,138,400	2.37%, 06/15/2051(1)	$ 1,835,393
587,325	3.88%, 03/15/2048(1)	561,402
243,775	Wingstop Funding LLC 2.84%, 12/05/2050(1)	215,488
		26,913,215
	Whole Loan Collateral CMO - 11.2%
1,755,319	510 Asset Backed Trust 2.24%, 06/25/2061(1)(5)	1,652,964
504,871	Ajax Mortgage Loan Trust 2.12%, 01/25/2061(1)(5)	484,771
	Angel Oak Mortgage Trust
643,795	0.91%, 01/25/2066(1)(3)	594,370
1,531,056	0.95%, 07/25/2066(1)(3)	1,433,746
541,289	0.99%, 04/25/2053(1)(3)	520,801
566,527	0.99%, 04/25/2066(1)(3)	537,792
1,154,072	1.07%, 05/25/2066(1)(3)	1,035,324
574,999	1.24%, 01/20/2065(1)(3)	483,766
1,068,565	1.82%, 11/25/2066(1)(3)	970,862
2,709,031	2.88%, 12/25/2066(1)(5)	2,544,041
50,797	Bear Stearns Adjustable Rate Mortgage Trust 3.33%, 08/25/2035(3)	47,252
721,773	BINOM Securitization Trust 2.03%, 06/25/2056(1)(3)	661,146
	BRAVO Residential Funding Trust
433,840	0.94%, 02/25/2049(1)(3)	405,140
446,579	0.97%, 03/25/2060(1)(3)	435,358
1,750,711	1.62%, 03/01/2061(1)(5)	1,621,977
531,321	Cascade MH Asset Trust 1.75%, 02/25/2046(1)	487,471
2,819,381	CHNGE Mortgage Trust 3.76%, 03/25/2067(1)(3)	2,680,090
6,330	CIM Trust 3.00%, 04/25/2057(1)(3)	6,312
	COLT Mortgage Loan Trust
276,782	0.80%, 07/27/2054(1)	256,314
921,955	0.91%, 06/25/2066(1)(3)	814,020
1,682,033	0.96%, 09/27/2066(1)(3)	1,398,012
1,025,659	1.34%, 08/25/2066(1)(3)	869,538
2,561,181	1.40%, 10/25/2066(1)(3)	2,253,220
2,793,508	2.28%, 12/27/2066(1)(3)	2,531,697
448,218	4.30%, 03/25/2067(1)(3)	441,550
	Connecticut Avenue Securities Trust
255,870	4.41%, 11/25/2039, 1 mo. USD LIBOR + 2.150%(1)(2)	250,368
62,176	4.56%, 08/25/2031, 1 mo. USD LIBOR + 2.300%(1)(2)	62,101
	CSMC Trust
263,000	0.81%, 05/25/2065(1)(3)	251,716
625,358	0.83%, 03/25/2056(1)(3)	541,468
845,573	0.94%, 05/25/2066(1)(3)	728,160
1,370,232	1.10%, 05/25/2066(1)(3)	1,174,804
1,182,508	1.18%, 02/25/2066(1)(3)	1,119,818
556,471	1.80%, 12/27/2060(1)(3)	527,813
1,054,902	1.84%, 10/25/2066(1)(3)	961,607
2,876,207	2.27%, 11/25/2066(1)(3)	2,569,578
417,833	Deephaven Residential Mortgage Trust 0.90%, 04/25/2066(1)(3)	362,919
149,008	Eagle RE Ltd. 3.96%, 11/25/2028, 1 mo. USD LIBOR + 1.700%(1)(2)	147,886
	Ellington Financial Mortgage Trust
154,017	0.80%, 02/25/2066(1)(3)	138,855
374,517	0.93%, 06/25/2066(1)(3)	332,123
1,178,744	2.21%, 01/25/2067(1)(3)	1,075,739
	Fannie Mae Connecticut Avenue Securities
107,230	4.46%, 08/25/2030, 1 mo. USD LIBOR + 2.200%(2)	105,086
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Whole Loan Collateral CMO - 11.2% - (continued)
$ 130,104	4.61%, 01/25/2031, 1 mo. USD LIBOR + 2.350%(2)	$ 128,876
77,633	4.86%, 05/25/2024, 1 mo. USD LIBOR + 2.600%(2)	78,408
486,185	5.26%, 07/25/2024, 1 mo. USD LIBOR + 3.000%(2)	492,688
458,272	5.81%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(2)	467,763
384,887	6.61%, 05/25/2029, 1 mo. USD LIBOR + 4.350%(2)	397,961
502,912	6.66%, 01/25/2024, 1 mo. USD LIBOR + 4.400%(2)	516,260
241,404	7.16%, 11/25/2024, 1 mo. USD LIBOR + 4.900%(2)	249,825
163,952	7.26%, 11/25/2024, 1 mo. USD LIBOR + 5.000%(2)	165,625
171,075	7.26%, 07/25/2025, 1 mo. USD LIBOR + 5.000%(2)	172,796
889,242	7.81%, 04/25/2028, 1 mo. USD LIBOR + 5.550%(2)	929,961
648,653	7.96%, 04/25/2028, 1 mo. USD LIBOR + 5.700%(2)	678,621
145,138	8.26%, 09/25/2028, 1 mo. USD LIBOR + 6.000%(2)	151,271
2,500,000	FirstKey Homes Trust 4.25%, 07/17/2039(1)	2,491,322
	GCAT Trust
787,533	0.87%, 01/25/2066(1)(3)	752,143
773,921	1.04%, 05/25/2066(1)(3)	722,143
1,063,041	1.09%, 05/25/2066(1)(3)	937,880
1,457,723	1.09%, 08/25/2066(1)(3)	1,262,198
843,579	1.92%, 08/25/2066(1)(3)	800,838
58,022	Home Re Ltd. 3.86%, 10/25/2028, 1 mo. USD LIBOR + 1.600%(1)(2)	57,950
	Imperial Fund Mortgage Trust
849,209	1.07%, 09/25/2056(1)(3)	732,797
2,817,730	3.64%, 03/25/2067(1)(5)	2,694,925
	Legacy Mortgage Asset Trust
403,955	1.65%, 11/25/2060(1)(5)	386,707
545,608	1.75%, 04/25/2061(1)(5)	521,935
749,426	1.75%, 07/25/2061(1)(5)	712,646
	LSTAR Securities Investment Ltd.
1,330,129	4.07%, 03/02/2026, 1 mo. USD LIBOR + 1.700%(1)(2)	1,260,026
857,987	4.17%, 02/01/2026, 1 mo. USD LIBOR + 1.800%(1)(2)	821,664
610,764	MetLife Securitization Trust 3.75%, 03/25/2057(1)(3)	595,703
	MFA Trust
101,335	1.01%, 01/26/2065(1)(3)	97,529
660,367	1.03%, 11/25/2064(1)(3)	591,914
519,813	1.15%, 04/25/2065(1)(3)	505,564
18,787	Mill City Mortgage Loan Trust 2.75%, 01/25/2061(1)(3)	18,595
	New Residential Mortgage Loan Trust
530,729	0.94%, 07/25/2055(1)(3)	486,834
413,997	0.94%, 10/25/2058(1)(3)	397,566
2,615,633	2.28%, 01/25/2026(1)(3)	2,348,295
184,620	3.01%, 01/25/2048, 1 mo. USD LIBOR + 0.750%(1)(2)	180,113
545,479	3.50%, 12/25/2057(1)(3)	533,434
461,337	3.95%, 09/25/2057(1)(3)	450,664
350,032	4.00%, 04/25/2057(1)(3)	345,670
385,361	4.00%, 08/27/2057(1)(3)	377,694
1,671,801	NMLT Trust 1.19%, 05/25/2056(1)(3)	1,497,459

The accompanying notes are an integral part of these financial statements.
83

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Whole Loan Collateral CMO - 11.2% - (continued)
	OBX Trust
$ 1,038,363	1.05%, 07/25/2061(1)(3)	$ 892,497
1,043,411	1.07%, 02/25/2066(1)(3)	948,785
2,387,072	Onslow Bay Financial LLC 2.31%, 11/25/2061(1)(3)	2,185,482
449,239	PMT Credit Risk Transfer Trust 5.16%, 02/27/2024, 1 mo. USD LIBOR + 2.900%(1)(2)	438,473
	Preston Ridge Partners Mortgage Trust LLC
416,001	1.32%, 07/25/2051(1)(5)	387,947
1,062,818	1.79%, 06/25/2026(1)(5)	1,026,902
1,054,724	1.79%, 07/25/2026(1)(5)	986,341
1,811,055	1.87%, 04/25/2026(1)(5)	1,716,986
426,268	2.12%, 03/25/2026(1)(3)	409,371
237,594	2.36%, 11/25/2025(1)(5)	227,619
1,997,164	2.36%, 10/25/2026(1)(5)	1,889,599
910,203	2.49%, 10/25/2026(1)(5)	861,063
455,549	Residential Mortgage Loan Trust 0.86%, 01/25/2065(1)(3)	438,138
	Seasoned Credit Risk Transfer Trust
698,951	2.50%, 08/25/2059	657,026
359,531	3.50%, 08/25/2057(3)	357,745
527,026	3.50%, 11/25/2057	527,478
1,397,070	3.50%, 07/25/2058	1,398,899
573,950	3.50%, 08/25/2058	573,085
1,953,281	3.50%, 10/25/2058	1,949,191
1,427,294	SG Residential Mortgage Trust 1.16%, 07/25/2061(1)(3)	1,304,903
	Starwood Mortgage Residential Trust
338,702	0.94%, 05/25/2065(1)(3)	324,485
1,265,438	1.13%, 06/25/2056(1)(3)	1,134,622
880,757	1.22%, 05/25/2065(1)(3)	824,853
1,645,211	1.92%, 11/25/2066(1)(3)	1,439,190
237,501	Structured Agency Credit Risk Trust 3.91%, 04/25/2043, 1 mo. USD LIBOR + 1.650%(1)(2)	237,430
	Toorak Mortgage Corp. Ltd.
699,269	1.15%, 07/25/2056(1)(3)	632,116
1,210,000	2.24%, 06/25/2024(1)(5)	1,134,347
	Towd Point Mortgage Trust
881,254	1.75%, 10/25/2060(1)	813,294
1,198,973	2.16%, 01/25/2052(1)(3)	1,179,986
214,884	2.75%, 10/25/2056(1)(3)	213,301
627,853	2.75%, 06/25/2057(1)(3)	611,949
847,832	2.75%, 10/25/2057(1)(3)	833,298
978,773	2.90%, 10/25/2059(1)(3)	950,195
2,169,037	2.92%, 11/30/2060(1)(3)	1,985,051
868,577	3.25%, 03/25/2058(1)(3)	851,388
95,465	3.25%, 07/25/2058(1)(3)	93,716
55,167	3.75%, 05/25/2058(1)(3)	54,101
	Triangle Re Ltd.
1,065,000	3.41%, 02/25/2034, 3 mo USD SOFR + 1.900%(1)(2)	1,052,489
573,988	4.31%, 10/25/2033, 1 mo. USD LIBOR + 2.050%(1)(2)	572,981
	VCAT LLC
954,840	1.74%, 05/25/2051(1)(5)	912,226
293,237	2.12%, 03/27/2051(1)(5)	279,667
	Verus Securitization Trust
214,074	0.82%, 10/25/2063(1)(3)	202,242
537,619	0.92%, 02/25/2064(1)(3)	497,841
2,392,830	0.94%, 07/25/2066(1)(3)	2,152,635
2,741,439	1.01%, 09/25/2066(1)(3)	2,352,311
482,928	1.03%, 02/25/2066(1)(3)	430,657
1,143,374	1.82%, 11/25/2066(1)(3)	1,032,551
Shares or Principal Amount		Market Value†
ASSET & COMMERCIAL MORTGAGE-BACKED SECURITIES - 25.2% - (continued)
	Whole Loan Collateral CMO - 11.2% - (continued)
$ 2,223,886	1.83%, 10/25/2066(1)(3)	$ 1,993,379
1,788,244	2.72%, 01/25/2067(1)(5)	1,656,901
		108,156,570
	Total Asset & Commercial Mortgage-Backed Securities (cost $259,280,577)	$ 244,144,375
CORPORATE BONDS - 31.4%
	Advertising - 0.1%
	Lamar Media Corp.
757,000	3.75%, 02/15/2028	$ 711,580
80,000	4.88%, 01/15/2029	77,800
		789,380
	Aerospace/Defense - 0.3%
	Boeing Co.
652,000	5.04%, 05/01/2027	664,894
566,000	5.15%, 05/01/2030	572,098
	L3Harris Technologies, Inc.
105,000	2.90%, 12/15/2029	96,420
755,000	3.85%, 06/15/2023	755,443
155,000	Northrop Grumman Corp. 5.15%, 05/01/2040	165,065
362,000	Raytheon Technologies Corp. 4.45%, 11/16/2038	359,746
		2,613,666
	Agriculture - 0.4%
	BAT Capital Corp.
545,000	2.26%, 03/25/2028	466,980
1,780,000	4.74%, 03/16/2032	1,625,331
1,740,000	BAT International Finance plc 4.45%, 03/16/2028	1,666,150
1,045,000	Kernel Holding S.A. 6.50%, 10/17/2024(6)	408,553
		4,167,014
	Airlines - 0.0%
190,000	United Airlines, Inc. 4.63%, 04/15/2029(1)	175,037
	Apparel - 0.3%
260,000	Hanesbrands, Inc. 4.88%, 05/15/2026(1)	253,064
2,359,000	William Carter Co. 5.63%, 03/15/2027(1)	2,329,512
		2,582,576
	Auto Manufacturers - 0.1%
240,000	Ford Motor Co. 3.25%, 02/12/2032	200,400
970,000	General Motors Financial Co., Inc. 3.60%, 06/21/2030	862,659
		1,063,059
	Auto Parts & Equipment - 0.1%
450,000	Autozone, Inc. 4.75%, 08/01/2032	464,902
	Beverages - 0.3%
120,000	Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036	123,602
	Anheuser-Busch InBev Worldwide, Inc.
201,000	3.75%, 07/15/2042	175,435
481,000	4.60%, 04/15/2048	466,711
858,000	5.45%, 01/23/2039	925,794
70,000	Constellation Brands, Inc. 2.88%, 05/01/2030	63,421
1,010,000	Keurig Dr Pepper, Inc. 3.95%, 04/15/2029	1,004,183
		2,759,146
	Biotechnology - 0.4%
	CSL Finance plc
750,000	4.05%, 04/27/2029(1)	755,162

The accompanying notes are an integral part of these financial statements.
84

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Biotechnology - 0.4% - (continued)
$ 755,000	4.25%, 04/27/2032(1)	$ 770,669
	Royalty Pharma plc
1,794,000	2.15%, 09/02/2031	1,485,395
411,000	2.20%, 09/02/2030	347,529
63,000	3.35%, 09/02/2051	45,245
		3,404,000
	Chemicals - 0.2%
10,000	Avient Corp. 7.13%, 08/01/2030(1)	10,304
820,000	Celanese US Holdings LLC 6.17%, 07/15/2027	832,617
200,000	Chemours Co. 5.38%, 05/15/2027	192,000
615,000	International Flavors & Fragrances, Inc. 2.30%, 11/01/2030(1)	527,263
283,000	LYB International Finance LLC 1.25%, 10/01/2025	259,460
		1,821,644
	Commercial Banks - 6.0%
1,580,000	Bangkok Bank PCL 3.47%, 09/23/2036, (3.47% fixed rate until 09/23/2031; 5 year USD CMT + 2.150% thereafter)(1)(7)	1,358,126
	Bank of America Corp.
155,000	1.90%, 07/23/2031, (1.90% fixed rate until 07/23/2030; 3 mo. USD SOFR + 1.530% thereafter)(7)	128,277
130,000	1.92%, 10/24/2031, (1.92% fixed rate until 10/24/2030; 3 mo. USD SOFR + 1.370% thereafter)(7)	107,288
200,000	2.48%, 09/21/2036, (2.48% fixed rate until 09/21/2031; 5 year USD CMT + 1.200% thereafter)(7)	161,497
1,994,000	2.50%, 02/13/2031, (2.50% fixed rate until 02/13/2030; 3 mo. USD LIBOR + 0.990% thereafter)(7)	1,743,404
805,000	2.57%, 10/20/2032, (2.57% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.210% thereafter)(7)	691,242
960,000	3.19%, 07/23/2030, (3.19% fixed rate until 07/23/2029; 3 mo. USD LIBOR + 1.180% thereafter)(7)	885,772
1,299,000	3.31%, 04/22/2042, (3.31% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.580% thereafter)(7)	1,080,515
4,571,000	3.71%, 04/24/2028, (3.71% fixed rate until 04/24/2027; 3 mo. USD LIBOR + 1.512% thereafter)(7)	4,452,188
705,000	4.08%, 03/20/2051, (4.08% fixed rate until 03/20/2050; 3 mo. USD LIBOR + 3.150% thereafter)(7)	645,402
830,000	4.95%, 07/22/2028, (4.95% fixed rate until 07/22/2027; 3 mo. USD SOFR + 2.040% thereafter)(7)	853,996
480,000	5.02%, 07/22/2033, (5.02% fixed rate until 07/22/2032; 3 mo. USD SOFR + 2.160% thereafter)(7)	500,919
1,115,000	Bank of NY Mellon Corp. 2.05%, 01/26/2027	1,044,714
	BNP Paribas S.A.
200,000	2.16%, 09/15/2029, (2.16% fixed rate until 09/15/2028; 3 mo. USD SOFR + 1.218% thereafter)(1)(7)	169,433
1,050,000	2.22%, 06/09/2026, (2.22% fixed rate until 06/09/2025; 3 mo. USD SOFR + 2.074% thereafter)(1)(7)	980,813
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Commercial Banks - 6.0% - (continued)
$ 1,010,000	2.59%, 01/20/2028, (2.59% fixed rate until 01/20/2027; 3 mo. USD SOFR + 1.228% thereafter)(1)(7)	$ 918,703
	Citigroup, Inc.
578,000	2.52%, 11/03/2032, (2.52% fixed rate until 11/03/2031; 3 mo. USD SOFR + 1.177% thereafter)(7)	490,100
750,000	3.20%, 10/21/2026	733,141
200,000	4.65%, 07/30/2045	196,683
350,000	Credit Suisse Group AG 3.09%, 05/14/2032, (3.09% fixed rate until 05/14/2031; 3 mo. USD SOFR + 1.730% thereafter)(1)(7)	281,807
530,000	Danske Bank A/S 5.38%, 01/12/2024(1)	537,331
700,000	Deutsche Bank AG 2.31%, 11/16/2027, (2.31% fixed rate until 11/16/2026; 3 mo. USD SOFR + 1.219% thereafter)(7)	607,763
	Goldman Sachs Group, Inc.
1,205,000	2.38%, 07/21/2032, (2.38% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.248% thereafter)(7)	1,017,342
1,510,000	2.62%, 04/22/2032, (2.62% fixed rate until 04/22/2031; 3 mo. USD SOFR + 1.281% thereafter)(7)	1,304,974
140,000	2.65%, 10/21/2032, (2.65% fixed rate until 10/21/2031; 3 mo. USD SOFR + 1.264% thereafter)(7)	120,918
235,000	3.10%, 02/24/2033, (3.10% fixed rate until 02/24/2032; 3 mo. USD LIBOR + 1.410% thereafter)(7)	210,353
2,242,000	3.50%, 11/16/2026	2,195,174
130,000	3.81%, 04/23/2029, (3.81% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.158% thereafter)(7)	125,994
1,990,000	4.22%, 05/01/2029, (4.22% fixed rate until 05/01/2028; 3 mo. USD LIBOR + 1.301% thereafter)(7)	1,967,889
	HSBC Holdings plc
1,405,000	0.98%, 05/24/2025, (0.98% fixed rate until 05/24/2024; 3 mo. USD SOFR + 0.708% thereafter)(7)	1,314,800
235,000	1.59%, 05/24/2027, (1.59% fixed rate until 05/24/2026; 3 mo. USD SOFR + 1.290% thereafter)(7)	209,451
1,080,000	4.58%, 06/19/2029, (4.58% fixed rate until 06/19/2028; 3 mo. USD LIBOR + 1.535% thereafter)(7)	1,056,432
1,685,000	4.76%, 03/29/2033, (4.76% fixed rate until 03/29/2032; 3 mo. USD SOFR + 2.530% thereafter)(7)	1,602,475
	JP Morgan Chase & Co.
1,610,000	1.47%, 09/22/2027, (1.47% fixed rate until 09/22/2026; 3 mo. USD SOFR + 0.765% thereafter)(7)	1,436,993
1,010,000	2.55%, 11/08/2032, (2.55% fixed rate until 11/08/2031; 3 mo. USD SOFR + 1.180% thereafter)(7)	869,569
599,000	2.96%, 05/13/2031, (2.96% fixed rate until 05/13/2030; 3 mo. USD SOFR + 2.515% thereafter)(7)	536,246
725,000	3.11%, 04/22/2041, (3.11% fixed rate until 04/22/2040; 3 mo. USD SOFR + 2.460% thereafter)(7)	592,896

The accompanying notes are an integral part of these financial statements.
85

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Commercial Banks - 6.0% - (continued)
$ 2,130,000	3.16%, 04/22/2042, (3.16% fixed rate until 04/22/2041; 3 mo. USD SOFR + 1.460% thereafter)(7)	$ 1,752,202
1,382,000	3.70%, 05/06/2030, (3.70% fixed rate until 05/06/2029; 3 mo. USD LIBOR + 1.160% thereafter)(7)	1,324,028
876,000	3.96%, 01/29/2027, (3.96% fixed rate until 01/29/2026; 3 mo. USD LIBOR + 1.245% thereafter)(7)	866,297
780,000	4.01%, 04/23/2029, (4.01% fixed rate until 04/23/2028; 3 mo. USD LIBOR + 1.120% thereafter)(7)	763,748
1,700,000	4.32%, 04/26/2028, (4.32% fixed rate until 04/26/2027; 3 mo. USD SOFR + 1.560% thereafter)(7)	1,707,019
220,000	4.59%, 04/26/2033, (4.59% fixed rate until 04/26/2032; 3 mo. USD SOFR + 1.800% thereafter)(7)	223,136
1,140,000	4.85%, 07/25/2028, (4.85% fixed rate until 07/25/2027; 3 mo. USD SOFR + 1.990% thereafter)(7)	1,170,004
240,000	4.91%, 07/25/2033, (4.91% fixed rate until 07/25/2032; 3 mo. USD SOFR + 2.080% thereafter)(7)	250,343
	Morgan Stanley
759,000	1.59%, 05/04/2027, (1.59% fixed rate until 05/04/2026; 3 mo. USD SOFR + 0.879% thereafter)(7)	691,252
1,485,000	1.79%, 02/13/2032, (1.79% fixed rate until 02/13/2031; 3 mo. USD SOFR + 1.034% thereafter)(7)	1,215,528
820,000	2.24%, 07/21/2032, (2.24% fixed rate until 07/21/2031; 3 mo. USD SOFR + 1.178% thereafter)(7)	693,412
1,165,000	2.48%, 01/21/2028, (2.48% fixed rate until 01/21/2027; 3 mo. USD SOFR + 1.000% thereafter)(7)	1,085,001
100,000	2.51%, 10/20/2032, (2.51% fixed rate until 10/20/2031; 3 mo. USD SOFR + 1.200% thereafter)(7)	86,036
570,000	2.70%, 01/22/2031, (2.70% fixed rate until 01/22/2030; 3 mo. USD SOFR + 1.143% thereafter)(7)	510,289
1,325,000	3.13%, 07/27/2026	1,290,691
895,000	4.21%, 04/20/2028, (4.21% fixed rate until 04/20/2027; 3 mo. USD SOFR + 1.610% thereafter)(7)	895,166
920,000	4.68%, 07/17/2026, (4.68% fixed rate until 07/17/2025; 3 mo. USD SOFR + 1.669% thereafter)(7)	935,126
300,000	4.89%, 07/20/2033, (4.89% fixed rate until 07/20/2032; 3 mo. USD SOFR + 2.0760% thereafter)(7)	313,010
1,530,000	5.00%, 11/24/2025	1,576,228
1,515,000	Societe Generale S.A. 6.22%, 06/15/2033, (6.22% fixed rate until 06/15/2032; 12 mo. USD CMT + 3.200% thereafter)(1)(7)	1,489,298
755,000	UBS Group AG 4.75%, 05/12/2028, (4.75% fixed rate until 05/12/2027; 12 mo. USD CMT + 1.750% thereafter)(1)(7)	756,587
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Commercial Banks - 6.0% - (continued)
	Wells Fargo & Co.
$ 200,000	2.88%, 10/30/2030, (2.88% fixed rate until 10/30/2029; 3 mo. USD LIBOR + 1.170% thereafter)(7)	$ 181,315
590,000	3.00%, 04/22/2026	574,455
54,000	3.00%, 10/23/2026	52,406
1,265,000	3.35%, 03/02/2033, (3.35% fixed rate until 03/02/2032; 3 mo. USD SOFR + 1.500% thereafter)(7)	1,163,658
1,940,000	3.91%, 04/25/2026, (3.91% fixed rate until 04/25/2025; 3 mo. USD SOFR + 1.320% thereafter)(7)	1,927,556
380,000	4.75%, 12/07/2046	362,076
780,000	4.81%, 07/25/2028, 3 mo. USD SOFR + 1.980%	797,801
425,000	4.90%, 07/25/2033, 3 mo. USD SOFR + 2.100%	440,713
285,000	5.01%, 04/04/2051, (5.01% fixed rate until 04/04/2050; 3 mo. USD SOFR + 4.502% thereafter)(7)	298,521
		58,523,522
	Commercial Services - 1.2%
	Ashtead Capital, Inc.
425,000	4.00%, 05/01/2028(1)	394,457
1,400,000	4.38%, 08/15/2027(1)	1,331,335
	Gartner, Inc.
285,000	3.63%, 06/15/2029(1)	260,259
900,000	3.75%, 10/01/2030(1)	826,668
2,496,000	4.50%, 07/01/2028(1)	2,397,563
	Global Payments, Inc.
115,000	2.15%, 01/15/2027	104,272
895,000	3.20%, 08/15/2029	797,495
	Howard University (AGM Insured)
100,000	2.39%, 10/01/2027	92,376
100,000	2.70%, 10/01/2029	89,899
325,000	2.80%, 10/01/2030	287,858
105,000	2.90%, 10/01/2031	91,706
265,000	3.48%, 10/01/2041	215,173
	Service Corp. International
1,855,000	3.38%, 08/15/2030	1,648,631
2,781,000	5.13%, 06/01/2029	2,781,000
	United Rentals North America, Inc.
270,000	3.75%, 01/15/2032	237,335
80,000	4.88%, 01/15/2028	79,867
		11,635,894
	Construction Materials - 0.6%
2,330,000	Builders FirstSource, Inc. 5.00%, 03/01/2030(1)	2,157,540
	Standard Industries, Inc.
1,219,000	3.38%, 01/15/2031(1)	991,230
2,610,000	4.38%, 07/15/2030(1)	2,279,783
155,000	4.75%, 01/15/2028(1)	147,250
		5,575,803
	Diversified Financial Services - 0.8%
1,255,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/30/2032	1,055,821
	Capital One Financial Corp.
1,690,000	5.25%, 07/26/2030, 3 mo. USD SOFR + 2.600%	1,713,966
688,000	5.27%, 05/10/2033, (5.27% fixed rate until 05/10/2032; 3 mo. USD SOFR + 2.370% thereafter)(7)	701,034
1,300,000	Imperial Brands Finance plc 6.13%, 07/27/2027(1)	1,334,442

The accompanying notes are an integral part of these financial statements.
86

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Diversified Financial Services - 0.8% - (continued)
	Intercontinental Exchange, Inc.
$ 240,000	4.35%, 06/15/2029	$ 245,131
120,000	4.60%, 03/15/2033	124,108
90,000	4.95%, 06/15/2052	93,628
80,000	Navient Corp. 6.13%, 03/25/2024	79,581
275,000	OneMain Finance Corp. 6.13%, 03/15/2024	271,219
	Power Finance Corp. Ltd.
1,585,000	3.95%, 04/23/2030(1)	1,419,278
820,000	3.95%, 04/23/2030(6)	734,264
		7,772,472
	Electric - 2.6%
452,000	AES Corp. 3.30%, 07/15/2025(1)	430,842
	Alabama Power Co.
430,000	3.45%, 10/01/2049	360,731
333,000	4.15%, 08/15/2044	310,492
175,000	Berkshire Hathaway Energy Co. 1.65%, 05/15/2031	147,371
570,000	Cleco Corporate Holdings LLC 3.38%, 09/15/2029	518,248
442,000	Commonwealth Edison Co. 3.65%, 06/15/2046	395,278
	Consolidated Edison Co. of New York, Inc.
305,000	3.20%, 12/01/2051	244,298
160,000	4.00%, 11/15/2057	140,681
467,000	Dominion Energy, Inc. 3.38%, 04/01/2030	444,448
710,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	684,927
1,218,000	Duke Energy Corp. 2.55%, 06/15/2031	1,066,371
	Duke Energy Indiana LLC
440,000	2.75%, 04/01/2050	331,420
831,000	3.25%, 10/01/2049	669,584
225,000	Duke Energy Progress LLC 4.00%, 04/01/2052	212,596
1,320,000	Enel Finance International N.V. 5.00%, 06/15/2032(1)	1,295,609
182,000	Evergy Metro, Inc. 2.25%, 06/01/2030	162,153
	Evergy, Inc.
358,000	2.45%, 09/15/2024	347,440
208,000	2.90%, 09/15/2029	188,564
	Exelon Corp.
1,674,000	3.95%, 06/15/2025	1,680,437
220,000	4.10%, 03/15/2052(1)	200,468
	FirstEnergy Corp.
252,000	2.25%, 09/01/2030	213,570
200,000	5.35%, 07/15/2047	179,189
	Georgia Power Co.
971,000	4.30%, 03/15/2042	900,440
70,000	4.70%, 05/15/2032	72,871
393,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024	389,558
	ITC Holdings Corp.
621,000	2.95%, 05/14/2030(1)	562,416
30,000	3.25%, 06/30/2026	29,228
180,000	Jersey Central Power & Light Co. 2.75%, 03/01/2032(1)	158,966
	MidAmerican Energy Co.
235,000	3.15%, 04/15/2050	192,694
200,000	3.65%, 08/01/2048	177,204
188,000	National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	183,806
1,080,000	NextEra Energy Capital Holdings, Inc. 4.63%, 07/15/2027	1,119,670
835,000	NRG Energy, Inc. 2.45%, 12/02/2027(1)	736,028
350,000	Oglethorpe Power Corp. 4.50%, 04/01/2047(1)	315,635
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Electric - 2.6% - (continued)
	Pacific Gas and Electric Co.
$ 881,000	2.50%, 02/01/2031	$ 704,580
290,000	4.40%, 03/01/2032	259,538
484,000	4.50%, 07/01/2040	397,974
3,360,000	4.95%, 07/01/2050	2,806,195
260,000	5.25%, 03/01/2052	223,930
700,000	5.90%, 06/15/2032	699,676
	PacifiCorp
16,000	4.13%, 01/15/2049	15,235
110,000	4.15%, 02/15/2050	105,003
	Puget Energy, Inc.
130,000	3.65%, 05/15/2025	127,618
620,000	4.10%, 06/15/2030	589,726
	Sempra Energy
780,000	3.40%, 02/01/2028	760,418
63,000	3.80%, 02/01/2038	56,227
	Southern California Edison Co.
1,499,000	2.75%, 02/01/2032	1,318,617
140,000	2.85%, 08/01/2029	127,515
94,000	4.00%, 04/01/2047	79,644
709,000	4.70%, 06/01/2027	728,070
973,000	Southern Co. 3.25%, 07/01/2026	956,996
120,000	Union Electric Co. 4.00%, 04/01/2048	110,765
375,000	Xcel Energy, Inc. 4.60%, 06/01/2032	389,266
		25,520,226
	Electronics - 0.0%
290,000	Imola Merger Corp. 4.75%, 05/15/2029(1)	269,854
	Energy-Alternate Sources - 0.2%
1,430,000	Energo-Pro AS 8.50%, 02/04/2027(1)	1,356,326
470,000	FS Luxembourg S.a.r.l. 10.00%, 12/15/2025(1)	479,236
545,000	Investment Energy Resources Ltd. 6.25%, 04/26/2029(1)	500,722
		2,336,284
	Engineering & Construction - 0.2%
735,000	IHS Holding Ltd. 6.25%, 11/29/2028(1)	602,465
	International Airport Finance S.A.
1,136,468	12.00%, 03/15/2033(1)	1,069,502
523,764	12.00%, 03/15/2033(6)	492,901
		2,164,868
	Entertainment - 0.7%
	Magallanes, Inc.
1,088,000	4.28%, 03/15/2032(1)	1,015,463
3,255,000	5.14%, 03/15/2052(1)	2,869,572
2,730,000	WMG Acquisition Corp. 3.88%, 07/15/2030(1)	2,489,214
		6,374,249
	Environmental Control - 0.2%
	Clean Harbors, Inc.
2,340,000	4.88%, 07/15/2027(1)	2,312,973
45,000	5.13%, 07/15/2029(1)	43,648
		2,356,621
	Food - 0.4%
	Conagra Brands, Inc.
277,000	4.85%, 11/01/2028	282,656
390,000	5.40%, 11/01/2048	380,255
775,000	JBS USA Food Co. 2.50%, 01/15/2027(1)	688,871
650,000	Mondelez International, Inc. 3.00%, 03/17/2032(8)	596,470
	NBM U.S. Holdings, Inc.
835,000	7.00%, 05/14/2026(1)	838,294
575,000	7.00%, 05/14/2026(6)	577,269
		3,363,815

The accompanying notes are an integral part of these financial statements.
87

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Food Service - 0.0%
$ 130,000	Aramark Services, Inc. 5.00%, 02/01/2028(1)	$ 127,010
	Gas - 0.1%
748,000	NiSource, Inc. 3.60%, 05/01/2030	712,748
	Healthcare - Products - 0.7%
	Alcon Finance Corp.
806,000	2.75%, 09/23/2026(1)	764,953
435,000	3.00%, 09/23/2029(1)	399,535
1,550,000	Avantor Funding, Inc. 4.63%, 07/15/2028(1)	1,486,302
3,155,000	Baxter International, Inc. 2.54%, 02/01/2032	2,746,671
1,015,000	Hologic, Inc. 4.63%, 02/01/2028(1)	986,326
185,000	Teleflex, Inc. 4.25%, 06/01/2028(1)	174,385
		6,558,172
	Healthcare - Services - 0.7%
	Centene Corp.
215,000	4.25%, 12/15/2027	211,506
2,315,000	4.63%, 12/15/2029	2,282,208
255,000	HCA, Inc. 4.63%, 03/15/2052(1)	224,403
1,010,000	Humana, Inc. 3.70%, 03/23/2029	991,841
330,000	IQVIA, Inc. 5.00%, 05/15/2027(1)	330,533
	Kaiser Foundation Hospitals
61,000	2.81%, 06/01/2041	48,633
987,000	3.00%, 06/01/2051	765,476
482,000	Sutter Health 3.36%, 08/15/2050	392,071
	UnitedHealth Group, Inc.
490,000	2.75%, 05/15/2040	402,065
815,000	4.00%, 05/15/2029	837,152
410,000	4.20%, 05/15/2032	429,028
110,000	4.45%, 12/15/2048	112,025
125,000	4.95%, 05/15/2062	136,422
		7,163,363
	Home Builders - 0.2%
112,000	PulteGroup, Inc. 5.50%, 03/01/2026	115,250
	Taylor Morrison Communities, Inc.
170,000	5.13%, 08/01/2030(1)	155,852
1,191,000	5.75%, 01/15/2028(1)	1,151,518
65,000	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.63%, 03/01/2024(1)	65,620
		1,488,240
	Household Products - 0.1%
	GSK Consumer Healthcare Capital US LLC
250,000	3.38%, 03/24/2029(1)	241,928
255,000	3.63%, 03/24/2032(1)	247,451
		489,379
	Insurance - 0.8%
1,727,000	American International Group, Inc. 2.50%, 06/30/2025	1,662,983
705,000	Aon Corp. 2.20%, 11/15/2022	702,817
125,000	Aon Corp. / Aon Global Holdings plc 2.85%, 05/28/2027	119,609
	Athene Global Funding
850,000	2.65%, 10/04/2031(1)	697,176
1,740,000	2.72%, 01/07/2029(1)	1,515,792
	Brighthouse Financial, Inc.
40,000	3.85%, 12/22/2051	27,930
619,000	5.63%, 05/15/2030	620,466
	Corebridge Financial, Inc.
345,000	3.85%, 04/05/2029(1)	328,079
160,000	3.90%, 04/05/2032(1)	149,179
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Insurance - 0.8% - (continued)
$ 1,619,000	Equitable Financial Life Global Funding 1.80%, 03/08/2028(1)	$ 1,431,875
260,000	Marsh & McLennan Cos., Inc. 4.75%, 03/15/2039	262,039
155,000	MGIC Investment Corp. 5.25%, 08/15/2028	149,188
		7,667,133
	Internet - 1.1%
	Amazon.com, Inc.
1,418,000	3.45%, 04/13/2029	1,429,628
586,000	3.88%, 08/22/2037	591,451
1,580,000	3.95%, 04/13/2052	1,552,274
	Go Daddy Operating Co. LLC
1,320,000	3.50%, 03/01/2029(1)	1,173,361
2,383,000	5.25%, 12/01/2027(1)	2,317,254
3,515,000	NortonLifeLock, Inc. 5.00%, 04/15/2025(1)	3,501,028
		10,564,996
	Iron/Steel - 0.1%
	Metinvest B.V.
EUR 440,000	5.63%, 06/17/2025(1)	176,372
$ 200,000	7.75%, 10/17/2029(1)	78,000
827,000	Vale Overseas Ltd. 3.75%, 07/08/2030	750,122
		1,004,494
	IT Services - 0.4%
3,453,000	Booz Allen Hamilton, Inc. 3.88%, 09/01/2028(1)	3,275,032
420,000	Kyndryl Holdings, Inc. 3.15%, 10/15/2031(1)	314,517
498,000	Leidos, Inc. 3.63%, 05/15/2025	492,509
		4,082,058
	Leisure Time - 0.0%
285,000	Carnival Corp. 4.00%, 08/01/2028(1)	248,662
	Lodging - 0.0%
476,000	Las Vegas Sands Corp. 3.50%, 08/18/2026	446,741
	Machinery - Construction & Mining - 0.0%
290,000	BWX Technologies, Inc. 4.13%, 04/15/2029(1)	272,339
	Machinery-Diversified - 0.1%
952,000	Otis Worldwide Corp. 2.57%, 02/15/2030	852,781
200,000	TK Elevator U.S. Newco, Inc. 5.25%, 07/15/2027(1)	192,000
		1,044,781
	Media - 2.0%
	CCO Holdings LLC / CCO Holdings Capital Corp.
25,000	4.75%, 03/01/2030(1)	22,750
475,000	5.13%, 05/01/2027(1)	465,878
	Charter Communications Operating LLC / Charter Communications Operating Capital
124,000	3.50%, 03/01/2042	90,664
515,000	4.40%, 04/01/2033	478,818
1,800,000	5.05%, 03/30/2029	1,788,923
745,000	5.13%, 07/01/2049	641,446
780,000	5.38%, 05/01/2047	691,919
730,000	5.75%, 04/01/2048	678,430
1,175,000	6.48%, 10/23/2045	1,185,438
	Comcast Corp.
2,000	2.89%, 11/01/2051	1,518
475,000	3.20%, 07/15/2036	424,737
598,000	3.75%, 04/01/2040	551,984
	Cox Communications, Inc.
645,000	2.60%, 06/15/2031(1)	560,682

The accompanying notes are an integral part of these financial statements.
88

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Media - 2.0% - (continued)
$ 67,000	3.15%, 08/15/2024(1)	$ 65,649
	CSC Holdings LLC
2,905,000	3.38%, 02/15/2031(1)	2,324,000
1,690,000	4.13%, 12/01/2030(1)	1,428,033
	Discovery Communications LLC
592,000	3.95%, 03/20/2028	570,223
98,000	4.13%, 05/15/2029	92,861
434,000	5.20%, 09/20/2047	386,186
793,000	5.30%, 05/15/2049	712,408
1,298,000	6.35%, 06/01/2040	1,335,568
	Paramount Global
440,000	4.20%, 05/19/2032	402,072
420,000	4.38%, 03/15/2043	337,118
940,000	4.95%, 01/15/2031	919,873
	Sirius XM Radio, Inc.
2,605,000	3.13%, 09/01/2026(1)	2,455,395
75,000	4.00%, 07/15/2028(1)	69,675
420,000	4.13%, 07/01/2030(1)	377,916
160,000	TEGNA, Inc. 4.63%, 03/15/2028	156,276
	Videotron Ltd.
80,000	5.13%, 04/15/2027(1)	77,600
200,000	5.38%, 06/15/2024(1)	200,750
		19,494,790
	Mining - 0.2%
780,000	Anglo American Capital plc 2.63%, 09/10/2030(1)	660,883
1,428,000	Freeport Indonesia PT 5.32%, 04/14/2032(1)	1,335,180
		1,996,063
	Miscellaneous Manufacturing - 0.1%
	Parker-Hannifin Corp.
465,000	4.25%, 09/15/2027	475,265
420,000	4.50%, 09/15/2029	430,918
		906,183
	Office/Business Equipment - 0.3%
	CDW LLC / CDW Finance Corp.
225,000	2.67%, 12/01/2026	204,791
2,479,000	3.25%, 02/15/2029	2,131,891
210,000	3.28%, 12/01/2028	184,593
195,000	3.57%, 12/01/2031	165,775
185,000	Xerox Holdings Corp. 5.50%, 08/15/2028(1)	164,806
		2,851,856
	Oil & Gas - 1.5%
165,000	Aker BP ASA 4.00%, 01/15/2031(1)	153,801
	Apache Corp.
25,000	4.25%, 01/15/2030	24,086
130,000	4.88%, 11/15/2027	122,200
	BP Capital Markets America, Inc.
390,000	2.94%, 06/04/2051	297,192
70,000	3.00%, 02/24/2050	54,460
58,000	3.38%, 02/08/2061	46,735
1,101,000	3.63%, 04/06/2030	1,085,918
	ConocoPhillips Co.
285,000	3.80%, 03/15/2052	258,036
200,000	4.03%, 03/15/2062(1)	180,120
287,000	Continental Resources, Inc. 5.75%, 01/15/2031(1)	282,985
1,850,000	Ecopetrol S.A. 4.63%, 11/02/2031	1,521,625
	Energean Israel Finance Ltd.
495,000	4.50%, 03/30/2024(1)(6)	471,339
350,000	4.88%, 03/30/2026(1)(6)	320,775
709,000	5.88%, 03/30/2031(1)(6)	603,005
100,000	Equinor ASA 3.70%, 04/06/2050	91,736
303,000	Exxon Mobil Corp. 4.23%, 03/19/2040	301,430
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Oil & Gas - 1.5% - (continued)
	Hess Corp.
$ 185,000	7.13%, 03/15/2033	$ 211,595
789,000	7.30%, 08/15/2031	907,392
1,225,000	Leviathan Bond Ltd. 6.50%, 06/30/2027(1)(6)	1,174,672
1,065,000	Lundin Energy Finance B.V. 3.10%, 07/15/2031(1)	920,313
750,000	Marathon Petroleum Corp. 4.70%, 05/01/2025	763,693
	Occidental Petroleum Corp.
10,000	3.40%, 04/15/2026	9,542
17,000	6.13%, 01/01/2031	18,270
5,000	6.38%, 09/01/2028	5,358
	Ovintiv, Inc.
180,000	6.50%, 08/15/2034	192,399
870,000	6.63%, 08/15/2037	925,764
	Shell International Finance B.V.
250,000	2.88%, 11/26/2041	204,649
432,000	3.00%, 11/26/2051	348,788
99,000	3.25%, 04/06/2050	83,501
260,000	Sunoco L.P. / Sunoco Finance Corp. 5.88%, 03/15/2028	248,784
600,000	Tullow Oil plc 7.00%, 03/01/2025(1)	495,300
2,025,000	Viper Energy Partners L.P. 5.38%, 11/01/2027(1)	1,976,192
		14,301,655
	Packaging & Containers - 0.4%
400,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.13%, 08/15/2026(1)	352,000
3,265,000	Ball Corp. 4.00%, 11/15/2023	3,256,837
250,000	Graphic Packaging International LLC 3.50%, 03/01/2029(1)	225,362
185,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	185,000
		4,019,199
	Pharmaceuticals - 0.3%
230,000	AbbVie, Inc. 4.63%, 10/01/2042	223,383
	Bausch Health Cos., Inc.
260,000	5.75%, 08/15/2027(1)	215,930
35,000	7.00%, 01/15/2028(1)	19,425
505,000	Bayer U.S. Finance LLC 4.25%, 12/15/2025(1)	503,850
	CVS Health Corp.
315,000	4.13%, 04/01/2040	290,200
200,000	5.13%, 07/20/2045	205,646
200,000	Organon & Co. 4.13%, 04/30/2028(1)	189,708
	Teva Pharmaceutical Finance Netherlands III B.V.
300,000	3.15%, 10/01/2026	270,825
710,000	4.75%, 05/09/2027	680,713
		2,599,680
	Pipelines - 1.5%
	DCP Midstream Operating L.P.
180,000	3.88%, 03/15/2023	180,716
1,085,000	5.13%, 05/15/2029	1,062,383
1,050,000	Energy Transfer L.P. 6.13%, 12/15/2045	1,047,191
515,000	Energy Transfer Operating L.P. 5.15%, 02/01/2043	458,501
	Enterprise Products Operating LLC
220,000	2.80%, 01/31/2030	199,818
224,000	4.25%, 02/15/2048	203,233
245,000	4.95%, 10/15/2054	233,663
	EQM Midstream Partners L.P.
60,000	5.50%, 07/15/2028	56,704

The accompanying notes are an integral part of these financial statements.
89

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Pipelines - 1.5% - (continued)
$ 55,000	6.50%, 07/01/2027(1)	$ 55,114
	Galaxy Pipeline Assets Bidco Ltd.
1,141,502	2.16%, 03/31/2034(1)	994,913
2,235,000	2.63%, 03/31/2036(1)	1,885,587
1,000,000	2.63%, 03/31/2036(6)	843,663
816,549	2.94%, 09/30/2040(1)	685,910
	MPLX L.P.
459,000	1.75%, 03/01/2026	422,021
815,000	4.95%, 03/14/2052	748,949
479,000	NGPL PipeCo LLC 3.25%, 07/15/2031(1)	410,819
	ONEOK, Inc.
685,000	3.10%, 03/15/2030	607,972
365,000	3.40%, 09/01/2029	332,298
205,000	4.55%, 07/15/2028	202,479
805,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.80%, 09/15/2030	731,349
1,400,000	Sabine Pass Liquefaction LLC 4.50%, 05/15/2030	1,386,670
	Targa Resources Corp.
650,000	4.20%, 02/01/2033	611,628
465,000	6.25%, 07/01/2052	493,508
270,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	240,970
275,000	Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030	254,228
	Venture Global Calcasieu Pass LLC
260,000	3.88%, 08/15/2029(1)	239,907
105,000	4.13%, 08/15/2031(1)	96,798
	Western Midstream Operating L.P.
200,000	4.30%, 02/01/2030	186,000
40,000	4.75%, 08/15/2028	39,090
		14,912,082
	Real Estate Investment Trusts - 0.7%
	American Tower Corp.
620,000	1.45%, 09/15/2026	554,480
515,000	2.40%, 03/15/2025	493,604
325,000	3.65%, 03/15/2027	316,907
605,000	EPR Properties 4.95%, 04/15/2028	564,557
376,000	Equinix, Inc. 2.00%, 05/15/2028	329,896
	GLP Capital L.P. / GLP Financing II, Inc.
483,000	3.25%, 01/15/2032	409,359
600,000	4.00%, 01/15/2031	537,099
260,000	5.30%, 01/15/2029	256,720
308,000	5.75%, 06/01/2028	307,426
40,000	Realty Income Corp. 2.20%, 06/15/2028	36,101
675,000	SBA Tower Trust 2.84%, 01/15/2050(1)	652,884
	VICI Properties L.P.
1,268,000	4.95%, 02/15/2030	1,241,837
715,000	5.13%, 05/15/2032	710,574
		6,411,444
	Retail - 0.9%
	1011778 BC ULC / New Red Finance, Inc.
140,000	3.50%, 02/15/2029(1)	127,537
165,000	3.88%, 01/15/2028(1)	155,140
135,000	Asbury Automotive Group, Inc. 4.50%, 03/01/2028	123,533
	FirstCash, Inc.
2,699,000	4.63%, 09/01/2028(1)	2,414,406
810,000	5.63%, 01/01/2030(1)	760,509
	Gap, Inc.
2,274,000	3.63%, 10/01/2029(1)	1,667,865
1,726,000	3.88%, 10/01/2031(1)	1,242,720
104,000	Home Depot, Inc. 5.95%, 04/01/2041	123,920
Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Retail - 0.9% - (continued)
$ 160,000	KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 4.75%, 06/01/2027(1)	$ 159,655
200,000	Lithia Motors, Inc. 4.63%, 12/15/2027(1)	189,160
	Lowe's Cos., Inc.
130,000	3.75%, 04/01/2032	126,384
199,000	4.55%, 04/05/2049	189,445
	McDonald's Corp.
213,000	3.63%, 09/01/2049	187,090
267,000	4.20%, 04/01/2050	255,199
780,000	O'Reilly Automotive, Inc. 4.70%, 06/15/2032	804,166
185,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	177,600
100,000	Yum! Brands, Inc. 3.63%, 03/15/2031	90,497
		8,794,826
	Semiconductors - 0.9%
	Broadcom, Inc.
1,148,000	3.42%, 04/15/2033(1)	991,844
3,375,000	4.00%, 04/15/2029(1)	3,238,425
155,000	Entegris, Inc. 4.38%, 04/15/2028(1)	146,153
505,000	Intel Corp. 3.05%, 08/12/2051	392,353
	Marvell Technology, Inc.
668,000	2.45%, 04/15/2028	595,679
505,000	2.95%, 04/15/2031	436,622
1,393,000	Microchip Technology, Inc. 2.67%, 09/01/2023	1,373,366
810,000	NVIDIA Corp. 3.50%, 04/01/2040	747,154
80,000	NXP B.V. / NXP Funding LLC 5.55%, 12/01/2028	83,097
	NXP B.V. / NXP Funding LLC / NXP USA, Inc.
95,000	3.15%, 05/01/2027	89,999
101,000	4.30%, 06/18/2029	98,789
	Qorvo, Inc.
785,000	3.38%, 04/01/2031(1)	645,199
199,000	4.38%, 10/15/2029	186,031
		9,024,711
	Software - 1.7%
3,555,000	Black Knight InfoServ LLC 3.63%, 09/01/2028(1)	3,279,488
1,752,000	Fair Isaac Corp. 4.00%, 06/15/2028(1)	1,634,305
119,000	Microsoft Corp. 3.04%, 03/17/2062	99,667
	MSCI, Inc.
630,000	3.63%, 11/01/2031(1)	560,841
615,000	3.88%, 02/15/2031(1)	559,718
395,000	4.00%, 11/15/2029(1)	372,177
2,395,000	Open Text Corp. 3.88%, 12/01/2029(1)	2,155,847
380,000	Open Text Holdings, Inc. 4.13%, 12/01/2031(1)	338,149
	Oracle Corp.
1,882,000	2.88%, 03/25/2031	1,624,574
58,000	3.60%, 04/01/2040	45,274
588,000	3.60%, 04/01/2050	432,120
1,290,000	3.85%, 04/01/2060	928,627
1,300,000	3.95%, 03/25/2051	1,014,094
495,000	4.00%, 07/15/2046	386,377
305,000	4.00%, 11/15/2047	238,452
35,000	4.13%, 05/15/2045	28,230
565,000	S&P Global, Inc. 2.70%, 03/01/2029(1)	532,063
2,740,000	SS&C Technologies, Inc. 5.50%, 09/30/2027(1)	2,698,955
		16,928,958

The accompanying notes are an integral part of these financial statements.
90

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 31.4% - (continued)
	Telecommunications - 1.0%
	AT&T, Inc.
$ 652,000	3.55%, 09/15/2055	$ 508,896
45,000	3.65%, 06/01/2051	37,034
1,898,000	3.80%, 12/01/2057	1,555,605
200,000	Lumen Technologies, Inc. 4.00%, 02/15/2027(1)	184,500
	Nokia Oyj
160,000	4.38%, 06/12/2027	157,734
60,000	6.63%, 05/15/2039	61,841
885,000	NTT Finance Corp. 1.16%, 04/03/2026(1)	809,399
	Rogers Communications, Inc.
35,000	3.80%, 03/15/2032(1)	33,942
680,000	4.55%, 03/15/2052(1)	643,237
300,000	Sprint Corp. 7.13%, 06/15/2024	313,806
160,000	Telecom Italia Capital S.A. 6.00%, 09/30/2034	126,052
900,000	Telefonica Celular del Paraguay S.A. 5.88%, 04/15/2027(1)	857,592
	T-Mobile USA, Inc.
1,002,000	2.05%, 02/15/2028	894,563
405,000	2.70%, 03/15/2032	353,881
660,000	3.50%, 04/15/2025	651,962
1,109,000	3.88%, 04/15/2030	1,067,505
	Verizon Communications, Inc.
200,000	1.75%, 01/20/2031	167,585
1,260,000	2.36%, 03/15/2032	1,090,221
495,000	2.65%, 11/20/2040	383,210
270,000	Vmed UK Financing plc 4.25%, 01/31/2031(1)	236,490
		10,135,055
	Transportation - 0.0%
220,000	Union Pacific Corp. 3.84%, 03/20/2060	199,353
	Trucking & Leasing - 0.4%
1,615,000	DAE Funding LLC 1.55%, 08/01/2024(1)	1,511,899
	Penske Truck Leasing Co. L.P. / PTL Finance Corp.
795,000	2.70%, 11/01/2024(1)	766,613
955,000	4.00%, 07/15/2025(1)	946,469
600,000	4.40%, 07/01/2027(1)	600,279
		3,825,260
	Water - 0.1%
	American Water Capital Corp.
185,000	4.15%, 06/01/2049	170,697
550,000	4.45%, 06/01/2032	569,312
		740,009
	Total Corporate Bonds (cost $332,773,819)	$ 304,745,272
FOREIGN GOVERNMENT OBLIGATIONS - 5.1%
	Angola - 0.1%
	Angolan Government International Bond
580,000	8.00%, 11/26/2029(6)	$ 464,066
710,000	8.25%, 05/09/2028(6)	594,710
290,000	8.75%, 04/14/2032(1)	234,164
		1,292,940
	Benin - 0.1%
	Benin Government International Bond
EUR 1,130,000	4.95%, 01/22/2035(1)	742,665
560,000	4.95%, 01/22/2035(6)	368,046
		1,110,711
Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
	Bermuda - 0.1%
	Bermuda Government International Bond
$ 455,000	2.38%, 08/20/2030(1)	$ 393,790
365,000	5.00%, 07/15/2032(1)	378,937
		772,727
	Brazil - 0.4%
BRL 22,100,000	Brazil Notas do Tesouro Nacional 10.00%, 01/01/2031	3,642,846
	Chile - 0.2%
	Chile Government International Bond
EUR 2,430,000	1.25%, 01/22/2051	1,469,305
$ 1,035,000	3.10%, 05/07/2041	816,923
		2,286,228
	Colombia - 0.2%
	Colombia Government International Bond
1,175,000	5.00%, 06/15/2045	853,591
200,000	5.20%, 05/15/2049	147,297
1,410,000	5.63%, 02/26/2044	1,094,671
		2,095,559
	Croatia - 0.2%
EUR 2,210,000	Croatia Government International Bond 1.50%, 06/17/2031(6)	2,022,779
	Dominican Republic - 0.2%
	Dominican Republic International Bond
$ 1,050,000	6.40%, 06/05/2049(6)	860,689
1,615,000	6.40%, 06/05/2049(1)	1,323,822
		2,184,511
	Egypt - 0.1%
	Egypt Government International Bond
500,000	7.30%, 09/30/2033(1)	311,619
565,000	7.90%, 02/21/2048(6)	316,626
200,000	8.50%, 01/31/2047(6)	116,000
200,000	8.88%, 05/29/2050(1)	118,012
		862,257
	Ghana - 0.0%
204,000	Ghana Government International Bond 6.38%, 02/11/2027(1)	105,060
	Hungary - 0.3%
EUR 2,980,000	Hungary Government International Bond 1.63%, 04/28/2032(6)	2,439,049
	Indonesia - 0.2%
	Indonesia Government International Bond
2,600,000	1.10%, 03/12/2033	1,958,715
100,000	2.15%, 07/18/2024(6)	101,748
145,000	2.63%, 06/14/2023(6)	149,456
		2,209,919
	Ivory Coast - 0.1%
845,000	Ivory Coast Government International Bond 4.88%, 01/30/2032(6)	638,879
	Jordan - 0.1%
$ 1,090,000	Jordan Government International Bond 5.85%, 07/07/2030(6)	921,159
	Mexico - 1.1%
MXN 151,383,400	Mexican Bonos 7.75%, 05/29/2031	7,016,181
	Mexico Government International Bond
EUR 200,000	1.13%, 01/17/2030	166,541
3,000,000	1.45%, 10/25/2033	2,217,126
$ 530,000	3.77%, 05/24/2061	368,711
665,000	4.28%, 08/14/2041	550,467
		10,319,026

The accompanying notes are an integral part of these financial statements.
91

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 5.1% - (continued)
	Morocco - 0.1%
EUR 1,435,000	Morocco Government International Bond 2.00%, 09/30/2030(6)	$ 1,125,638
	North Macedonia - 0.2%
	North Macedonia Government International Bond
770,000	2.75%, 01/18/2025(6)	725,617
985,000	3.68%, 06/03/2026(1)	921,496
500,000	3.68%, 06/03/2026(6)	467,764
		2,114,877
	Oman - 0.2%
$ 1,720,000	Oman Government International Bond 6.75%, 01/17/2048(1)	1,522,303
	Panama - 0.3%
	Panama Government International Bond
2,645,000	3.87%, 07/23/2060	1,912,835
605,000	4.50%, 01/19/2063	477,538
		2,390,373
	Philippines - 0.2%
	Philippine Government International Bond
EUR 2,045,000	1.20%, 04/28/2033	1,613,490
620,000	1.75%, 04/28/2041	446,637
		2,060,127
	Romania - 0.3%
	Romanian Government International Bond
1,265,000	2.63%, 12/02/2040(1)	817,818
750,000	2.75%, 04/14/2041(6)	485,116
750,000	3.38%, 02/08/2038(6)	561,533
1,589,000	4.63%, 04/03/2049(6)	1,274,539
		3,139,006
	Russia - 0.0%
RUB 326,570,000	Russian Federal Bond - OFZ 5.90%, 03/12/2031(9)(10)(11)	—
	Saudi Arabia - 0.2%
EUR 1,665,000	Saudi Government International Bond 2.00%, 07/09/2039(6)	1,376,339
	Senegal - 0.1%
	Senegal Government International Bond
440,000	4.75%, 03/13/2028(6)	367,378
$ 1,015,000	6.25%, 05/23/2033(6)	810,782
		1,178,160
	United Arab Emirates - 0.1%
1,460,000	Finance Department Government of Sharjah 3.63%, 03/10/2033(1)	1,205,201
	Total Foreign Government Obligations (cost $71,580,845)	$ 49,015,674
MUNICIPAL BONDS - 1.5%
	Development - 0.2%
1,895,000	New York Transportation Dev Corp. Rev 4.25%, 09/01/2035	$ 1,884,314
	General - 0.6%
	County of Riverside, CA Rev
1,625,000	2.86%, 02/15/2026	1,591,710
1,630,000	3.07%, 02/15/2028	1,581,342
1,430,000	Florida State Board of Administration Finance Corp., Rev 1.26%, 07/01/2025	1,346,580
1,530,000	Philadelphia, PA, Auth Industrial Dev Rev, (NATL Insured) 6.55%, 10/15/2028	1,718,701
		6,238,333
Shares or Principal Amount		Market Value†
MUNICIPAL BONDS - 1.5% - (continued)
	General Obligation - 0.1%
	California State, GO Taxable
$ 335,000	7.30%, 10/01/2039	$ 438,056
10,000	7.55%, 04/01/2039	13,770
	State of Illinois, GO
276,818	4.95%, 06/01/2023	279,502
120,000	5.00%, 01/01/2023	120,580
190,000	6.88%, 07/01/2025	198,650
		1,050,558
	School District - 0.2%
	Chicago, IL, Board of Education, GO
270,000	6.04%, 12/01/2029	274,741
220,000	6.14%, 12/01/2039	222,389
1,335,000	6.32%, 11/01/2029	1,387,659
		1,884,789
	Transportation - 0.3%
250,000	Chicago, IL, Transit Auth Sales Tax Receipts Rev 3.91%, 12/01/2040	235,142
	Metropolitan Transportation Auth, NY, Rev
600,000	5.00%, 11/15/2050	629,974
1,840,000	5.18%, 11/15/2049	1,890,563
		2,755,679
	Utility - Electric - 0.1%
367,000	Municipal Electric Auth, GA, Rev 6.64%, 04/01/2057	435,879
	Total Municipal Bonds (cost $14,669,169)	$ 14,249,552
SENIOR FLOATING RATE INTERESTS - 2.0%(12)
	Aerospace/Defense - 0.0%
	TransDigm, Inc.
312,110	4.62%, 05/30/2025, 1 mo. USD LIBOR + 2.250%	$ 302,909
144,776	4.62%, 12/09/2025, 1 mo. USD LIBOR + 2.250%	140,388
		443,297
	Airlines - 0.0%
175,000	AAdvantage Loyalty IP Ltd. 7.46%, 04/20/2028, 1 mo. USD LIBOR + 4.750%	172,156
115,000	Mileage Plus Holdings LLC 7.31%, 06/21/2027, 1 mo. USD LIBOR + 5.250%	115,839
160,000	SkyMiles IP Ltd. 6.46%, 10/20/2027, 3 mo. USD LIBOR + 3.750%	161,480
		449,475
	Auto Parts & Equipment - 0.0%
	First Brands Group LLC
68,538	8.37%, 03/30/2027, 1 mo. USD LIBOR + 5.000%	65,077
125,000	11.87%, 03/30/2028, 1 mo. USD LIBOR + 8.500%	118,281
		183,358
	Chemicals - 0.0%
1,492	Diamond (BC) B.V. 5.55%, 09/29/2028, 1 mo. USD LIBOR + 2.750%	1,422
	Commercial Services - 0.1%
150,000	Amentum Government Services Holdings LLC 5.16%, 02/15/2029, 1 mo. USD SOFR + 4.000%	145,171
143,414	APX Group, Inc. 5.66%, 07/10/2028, 1 mo. USD LIBOR + 3.500%	134,701

The accompanying notes are an integral part of these financial statements.
92

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.0%(12) - (continued)
	Commercial Services - 0.1% - (continued)
$ 144,540	AVSC Holding Corp. 5.11%, 03/03/2025, 3 mo. USD LIBOR + 3.250%	$ 123,221
EUR 225,000	Boels Topholding B.V. 3.25%, 02/06/2027, 3 mo. EURIBOR + 3.250%	219,416
$ 147,721	Ensemble RCM LLC 6.56%, 08/03/2026, 3 mo. USD LIBOR + 3.750%	144,090
212,330	Trans Union LLC 4.12%, 11/16/2026, 1 mo. USD LIBOR + 1.750%	204,709
EUR 310,000	Verisure Holding AB 3.47%, 03/27/2028, 3 mo. EURIBOR + 3.250%	292,170
$ 179,550	WW International, Inc. 5.88%, 04/13/2028, 1 mo. USD LIBOR + 3.500%	133,205
		1,396,683
	Construction Materials - 0.1%
102,454	ACProducts, Inc. 6.97%, 05/17/2028, 1 mo. USD LIBOR + 4.250%	72,679
176,765	Ingersoll-Rand Services Co. 4.18%, 03/01/2027, 1 mo. USD LIBOR + 1.750%	173,069
243,750	Quikrete Holdings, Inc. 5.00%, 02/01/2027, 1 mo. USD LIBOR + 2.625%	229,937
		475,685
	Distribution/Wholesale - 0.0%
166,706	American Builders & Contractors Supply Co., Inc. 4.37%, 01/15/2027, 1 mo. USD LIBOR + 2.000%	162,608
	Diversified Financial Services - 0.1%
208,150	Fleetcor Technologies Operating Co. LLC 4.12%, 04/28/2028, 1 mo. USD LIBOR + 1.750%	202,657
322,273	Russell Investments U.S. Inst'l Holdco, Inc. 5.00%, 05/30/2025, 1 mo. USD LIBOR + 3.500%	302,434
		505,091
	Electronics - 0.0%
205,000	II-VI, Inc. 4.46%, 07/02/2029, 1 mo. USD LIBOR + 2.750%	199,020
	Engineering & Construction - 0.0%
168,300	Artera Services LLC 5.75%, 03/06/2025, 1 mo. USD LIBOR + 3.500%	133,351
	Entertainment - 0.1%
	Crown Finance U.S., Inc.
281,600	4.00%, 02/28/2025, 1 mo. USD LIBOR + 2.500%	179,492
12,296	10.08%, 02/28/2025, 1 mo. USD LIBOR + 8.250%	12,818
425,000	Delta (LUX) S.a.r.l. 4.87%, 02/01/2024, 3 mo. USD LIBOR + 2.500%	419,840
100,000	Great Canadian Gaming Corp. 6.10%, 11/01/2026, 1 mo. USD LIBOR + 4.000%	96,750
310,279	UFC Holdings LLC 5.52%, 04/29/2026, 1 mo. USD LIBOR + 2.750%	299,677
		1,008,577
	Food - 0.0%
EUR 120,000	Froneri International Ltd. 3.01%, 01/29/2027, 3 mo. EURIBOR + 2.375%	112,630
$ 170,614	Hostess Brands LLC 4.94%, 08/03/2025, 1 mo. USD LIBOR + 2.250%	166,482
		279,112
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.0%(12) - (continued)
	Food Service - 0.0%
$ 275,000	Aramark Services, Inc. 4.12%, 03/11/2025, 1 mo. USD LIBOR + 1.750%	$ 266,692
	Healthcare - Products - 0.1%
200,699	Avantor Funding, Inc. 4.62%, 11/08/2027, 1 mo. USD LIBOR + 2.250%	196,573
261	Insulet Corp. 5.62%, 05/04/2028, 1 mo. USD LIBOR + 3.250%	255
319,200	Medline Borrower LP 5.62%, 10/23/2028, 1 mo. USD LIBOR + 3.250%	304,338
322,616	Sunshine Luxembourg S.a.r.l. 6.00%, 10/01/2026, 1 mo. USD LIBOR + 3.750%	307,495
		808,661
	Healthcare - Services - 0.1%
EUR 425,000	Biogroup-LCD 2.75%, 02/09/2028, 3 mo. EURIBOR + 3.000%	397,331
$ 149,625	EyeCare Partners LLC 6.00%, 11/15/2028, 1 mo. USD LIBOR + 3.750%	139,151
163,350	Heartland Dental LLC 6.26%, 04/30/2025, 1 mo. USD LIBOR + 4.000%	154,482
66,790	ICON Luxembourg S.a.r.l. 4.56%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	65,502
EUR 115,000	LGC Group Holdings Ltd. 3.00%, 04/21/2027, 3 mo. EURIBOR + 3.000%	107,110
$ 111,531	MED ParentCo L.P. 6.62%, 08/31/2026, 1 mo. USD LIBOR + 4.250%	98,327
145,632	Surgery Center Holdings, Inc. 5.63%, 08/31/2026, 1 mo. USD LIBOR + 3.750%	139,624
		1,101,527
	Home Builders - 0.0%
182,402	Tecta America Corp. 6.62%, 04/10/2028, 1 mo. USD LIBOR + 4.250%	171,153
	Insurance - 0.2%
241,297	Acrisure LLC 5.87%, 02/15/2027, 1 mo. USD LIBOR + 3.500%	229,018
	Asurion LLC
238,609	5.62%, 12/23/2026, 1 mo. USD LIBOR + 3.250%	223,796
240,000	7.62%, 01/31/2028, 1 mo. USD LIBOR + 5.250%	205,200
	Hub International Ltd.
360,902	5.77%, 04/25/2025, 1 mo. USD LIBOR + 3.000%	351,324
99,245	5.98%, 04/25/2025, 1 mo. USD LIBOR + 3.250%	96,950
414,950	Sedgwick Claims Management Services, Inc. 5.62%, 12/31/2025, 3 mo. USD LIBOR + 3.250%	401,269
288,881	USI, Inc. 5.25%, 05/16/2024, 3 mo. USD LIBOR + 3.000%	283,554
		1,791,111
	Internet - 0.1%
EUR 130,000	Adevinta ASA 3.25%, 06/26/2028, 3 mo. EURIBOR + 3.000%	127,100
$ 216,079	Go Daddy Operating Co. LLC 4.12%, 02/15/2024, 1 mo. USD LIBOR + 1.750%	213,378
217,432	MH Sub LLC 6.12%, 09/13/2024, 1 mo. USD LIBOR + 3.750%	210,817
		551,295

The accompanying notes are an integral part of these financial statements.
93

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.0%(12) - (continued)
	IT Services - 0.0%
$ 223,011	Peraton Corp. 6.12%, 02/01/2028, 1 mo. USD LIBOR + 3.750%	$ 216,461
	Leisure Time - 0.0%
212,850	Hayward Industries, Inc. 4.87%, 05/30/2028, 1 mo. USD LIBOR + 2.500%	202,740
	Lodging - 0.0%
	Caesars Resort Collection LLC
269,106	5.12%, 12/23/2024, 3 mo. USD LIBOR + 2.750%	262,715
69,575	5.87%, 07/21/2025, 1 mo. USD LIBOR + 3.500%	68,063
		330,778
	Media - 0.1%
98,250	Banijay Entertainment S.A.S 5.54%, 03/01/2025, 1 mo. USD LIBOR + 3.750%	95,364
242,550	Cable One, Inc. 4.37%, 05/03/2028, 1 mo. USD LIBOR + 2.000%	232,787
175,278	Charter Communications Operating LLC 4.13%, 02/01/2027, 1 mo. USD LIBOR + 1.750%	169,326
199,392	CSC Holdings LLC 4.50%, 04/15/2027, 1 mo. USD LIBOR + 2.500%	190,005
		687,482
	Miscellaneous Manufacturing - 0.0%
EUR 260,022	CeramTec AcquiCo GmbH 3.75%, 02/02/2029, 3 mo. EURIBOR + 3.750%	245,745
	Packaging & Containers - 0.1%
$ 372,187	Berlin Packaging LLC 5.50%, 03/11/2028, 1 mo. USD LIBOR + 3.750%	353,887
175,000	Clydesdale Acquisition Holdings, Inc. 6.60%, 04/13/2029, 1 mo. USD LIBOR + 4.250%	167,781
		521,668
	Pharmaceuticals - 0.2%
380,000	Bausch Health Cos., Inc. 7.17%, 02/01/2027, 1 mo. USD SOFR + 5.250%	318,725
197,397	Change Healthcare Holdings LLC 4.87%, 03/01/2024, 1 mo. USD LIBOR + 2.500%	194,622
300,888	Elanco Animal Health, Inc. 3.46%, 08/01/2027, 1 mo. USD LIBOR + 1.750%	290,592
246,559	Gainwell Acquisition Corp. 6.25%, 10/01/2027, 1 mo. USD LIBOR + 4.000%	238,750
16,641	ICON Luxembourg S.a.r.l. 4.56%, 07/03/2028, 1 mo. USD LIBOR + 2.250%	16,320
227,700	Jazz Financing Lux S.a.r.l. 5.87%, 05/05/2028, 1 mo. USD LIBOR + 3.500%	222,103
150,128	Organon & Co. 4.63%, 06/02/2028, 1 mo. USD LIBOR + 3.000%	147,313
221,232	Pathway Vet Alliance LLC 6.00%, 03/31/2027, 1 mo. USD LIBOR + 3.750%	208,234
		1,636,659
Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.0%(12) - (continued)
	Pipelines - 0.0%
$ 171,003	NorthRiver Midstream Finance L.P. 5.53%, 10/01/2025, 3 mo. USD LIBOR + 3.250%	$ 168,744
	Retail - 0.2%
133,988	At Home Group, Inc. 6.28%, 07/24/2028, 1 mo. USD LIBOR + 4.000%	108,306
245,625	B.C. Unlimited Liability Co. 4.12%, 11/19/2026, 1 mo. USD LIBOR + 1.750%	237,873
198,252	Beacon Roofing Supply, Inc. 4.62%, 05/19/2028, 1 mo. USD LIBOR + 2.250%	190,681
298,950	Great Outdoors Group LLC 6.12%, 03/06/2028, 1 mo. USD LIBOR + 3.750%	272,792
98,500	IRB Holding Corp. 4.84%, 12/15/2027, 1 mo. USD SOFR + 3.000%	94,314
139,854	LBM Acquisition LLC 7.12%, 12/17/2027, 1 mo. USD LIBOR + 3.750%	120,001
143,053	Michaels Cos., Inc. 6.50%, 04/15/2028, 1 mo. USD LIBOR + 4.250%	119,520
167,552	PetSmart, Inc. 6.12%, 02/11/2028, 1 mo. USD LIBOR + 3.750%	161,198
101,930	SRS Distribution, Inc. 6.31%, 06/02/2028, 1 mo. USD LIBOR + 3.500%	96,961
121,893	Staples, Inc. 6.29%, 04/16/2026, 3 mo. USD LIBOR + 5.000%	105,222
		1,506,868
	Semiconductors - 0.1%
235,000	Entegris, Inc. 5.54%, 07/06/2029, 3 mo. USD LIBOR + 3.000%	231,670
300,000	MKS Instruments, Inc. 0.00%, 04/08/2029(13)	293,250
		524,920
	Software - 0.3%
	Athenahealth, Inc.
38,406	3.50%, 02/15/2029, 1 mo. USD SOFR + 3.500%(14)	36,533
226,594	5.65%, 02/15/2029, 1 mo. USD SOFR + 3.500%	215,548
EUR 185,000	Concorde Midco Ltd. 4.00%, 03/01/2028, 3 mo. EURIBOR + 4.000%	173,701
$ 287,882	DCert Buyer, Inc. 6.37%, 10/16/2026, 3 mo. USD LIBOR + 4.000%	277,910
336,415	Dun & Bradstreet Corp. 5.55%, 02/06/2026, 1 mo. USD LIBOR + 3.250%	326,884
300,105	Hyland Software, Inc. 5.87%, 07/01/2024, 1 mo. USD LIBOR + 3.500%	294,010
250,000	McAfee LLC 5.70%, 03/01/2029, 3 mo. USD LIBOR + 4.000%	238,230
322,562	Polaris Newco LLC 6.37%, 06/02/2028, 1 mo. USD LIBOR + 4.000%	305,850
194,989	Ultimate Software Group, Inc. 6.12%, 05/04/2026, 3 mo. USD LIBOR + 3.750%	189,383
387,573	Zelis Healthcare Corp. 5.21%, 09/30/2026, 1 mo. USD LIBOR + 3.500%	376,872
		2,434,921
	Telecommunications - 0.1%
143,187	Frontier Communications Corp. 6.06%, 05/01/2028, 1 mo. USD LIBOR + 3.750%	136,279

The accompanying notes are an integral part of these financial statements.
94

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 2.0%(12) - (continued)
	Telecommunications - 0.1% - (continued)
EUR 245,000	Lorca Finco plc 4.00%, 09/17/2027, 3 mo. EURIBOR + 3.750%	$ 236,906
270,000	Lorca Holdco Ltd. 4.50%, 09/17/2027, 3 mo. EURIBOR + 4.250%	262,917
$ 197,856	Zacapa LLC 6.30%, 03/22/2029, 1 mo. USD SOFR + 4.250%	188,087
176,980	Zayo Group Holdings, Inc. 5.37%, 03/09/2027, 1 mo. USD LIBOR + 3.000%	163,144
		987,333
	Textiles - 0.0%
149,625	Crocs, Inc. 4.45%, 02/20/2029, 1 mo. USD SOFR + 3.500%	140,514
	Transportation - 0.0%
259,050	First Student Bidco, Inc. 5.23%, 07/21/2028, 1 mo. USD LIBOR + 3.000%	239,979
	Total Senior Floating Rate Interests (cost $21,155,549)	$ 19,772,930
U.S. GOVERNMENT AGENCIES - 43.1%
	Mortgage-Backed Agencies - 43.1%
	FHLMC - 4.8%
3,111,459	0.48%, 01/25/2034(3)(4)	$ 128,564
1,572,425	0.64%, 10/25/2026(3)(4)	33,835
6,576,924	0.72%, 12/25/2030(3)(4)	318,378
3,330,674	0.75%, 06/25/2027(3)(4)	101,126
1,476,503	0.88%, 11/25/2030(3)(4)	85,170
711,538	1.00%, 10/25/2040	628,798
2,592,686	1.02%, 10/25/2030(3)(4)	169,881
3,442,397	1.12%, 01/25/2030(3)(4)	231,182
4,270,629	1.12%, 06/25/2030(3)(4)	301,998
3,322,279	1.43%, 05/25/2030(3)(4)	299,713
2,077,041	1.57%, 05/25/2030(3)(4)	203,229
268,296	1.75%, 10/15/2042	247,608
207,303	2.00%, 12/01/2040	192,295
1,192,516	2.00%, 05/01/2041	1,104,669
1,332,293	2.00%, 12/01/2041	1,234,133
1,003,004	2.00%, 02/01/2051	908,237
4,823,949	2.00%, 03/01/2051	4,358,935
1,618,760	2.00%, 04/01/2051	1,461,399
900,131	2.00%, 05/01/2051	816,928
382,762	2.00%, 08/01/2051	345,522
390,358	2.00%, 11/01/2051	352,363
1,379,493	2.00%, 01/01/2052	1,244,538
5,521,175	2.00%, 03/01/2052	4,975,419
4,074,705	2.00%, 04/01/2052	3,679,054
3,343,218	2.50%, 04/25/2036(4)	348,422
584,122	2.50%, 05/01/2050	549,938
706,237	2.50%, 06/01/2050	661,153
2,156,331	2.50%, 07/01/2050	2,017,244
594,692	2.50%, 09/01/2050	559,567
418,919	2.50%, 05/01/2051	393,316
384,710	2.50%, 08/01/2051	360,104
642,762	2.50%, 10/01/2051	601,021
470,875	2.50%, 04/01/2052	440,279
1,553,307	3.00%, 10/01/2032	1,557,508
4,730	3.00%, 05/15/2041	4,653
508,142	3.00%, 07/15/2045	486,693
102,637	3.00%, 07/01/2047	100,548
148,474	3.00%, 01/01/2048	145,170
1,328,626	3.00%, 07/01/2050	1,291,403
870,797	3.00%, 08/01/2050	843,798
1,258,130	3.00%, 10/01/2051	1,222,386
482,674	3.00%, 01/01/2052	469,827
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
	Mortgage-Backed Agencies - 43.1% - (continued)
	FHLMC - 4.8% - (continued)
$ 1,575,073	3.50%, 01/15/2033(4)	$ 178,932
685,901	3.50%, 05/15/2034(4)	59,491
774,111	3.50%, 10/15/2042	750,927
237,385	3.50%, 10/15/2045	237,928
753,201	3.50%, 12/01/2046	758,641
698,896	3.50%, 12/15/2046	698,720
535,219	3.50%, 01/01/2047	544,056
240,980	3.50%, 03/15/2047	240,122
142,593	3.50%, 06/01/2047	143,622
175,922	3.50%, 12/01/2047	176,832
196,466	3.50%, 01/01/2048	197,722
272,439	3.50%, 12/01/2048	273,500
405,337	4.00%, 05/01/2038	413,662
506,549	4.00%, 05/25/2040(4)	68,180
735,817	4.00%, 09/15/2041	762,767
11,027	4.00%, 01/01/2042	11,363
186,015	4.00%, 03/01/2042	191,830
5,197	4.00%, 04/01/2042	5,356
6,745	4.00%, 06/01/2042	6,889
232,594	4.00%, 11/01/2047	238,397
472,232	4.00%, 12/01/2047	491,409
928,544	4.00%, 04/01/2049	945,340
349,125	4.06%, 07/25/2030, 1 mo. USD LIBOR + 1.800%(2)	340,397
460,997	4.11%, 09/25/2049, 1 mo. USD LIBOR + 1.850%(1)(2)	458,139
421,387	4.31%, 07/25/2049, 1 mo. USD LIBOR + 2.050%(1)(2)	422,660
114,588	5.00%, 09/01/2035	121,722
374,135	5.00%, 09/15/2036(4)	69,358
1,233,576	5.00%, 03/15/2045(4)	273,962
170,783	5.00%, 02/15/2048(4)	35,747
57,123	5.00%, 09/01/2048	59,510
34,450	5.00%, 02/01/2049	35,855
13,580	5.50%, 02/01/2029	14,115
16,280	5.50%, 12/01/2038	16,924
521,132	5.50%, 05/15/2040(4)	103,713
485,116	5.50%, 06/15/2046(4)	95,617
435,417	5.50%, 10/15/2046(4)	89,463
381,751	5.50%, 02/01/2049	397,080
46,347	5.50%, 03/01/2049	48,224
563,521	6.51%, 11/25/2023, 1 mo. USD LIBOR + 4.250%(2)	578,922
247,797	7.41%, 11/25/2028, 1 mo. USD LIBOR + 5.150%(2)	256,768
325,875	7.81%, 07/25/2028, 1 mo. USD LIBOR + 5.550%(2)	341,777
		46,631,643
	FNMA - 11.3%
154,787	0.00%, 06/25/2041(15)(16)	128,861
2,437,409	0.32%, 01/25/2030(3)(4)	42,116
6,686,858	1.20%, 06/25/2034(3)(4)	595,378
4,764,451	1.39%, 05/25/2029(3)(4)	334,114
4,150,543	1.50%, 11/25/2035(4)	257,207
726,321	2.00%, 09/01/2040	673,861
2,612,456	2.00%, 12/01/2040	2,423,583
696,623	2.00%, 04/01/2041	645,352
249,803	2.00%, 05/01/2041	231,403
3,167	2.00%, 09/25/2041	3,040
975,369	2.00%, 10/01/2041	903,509
5,482	2.00%, 12/25/2041	5,219
634,073	2.00%, 02/01/2042	588,484
392,596	2.00%, 03/25/2044	378,123
406,287	2.00%, 05/25/2044	386,863
2,536,504	2.00%, 10/01/2050	2,293,788

The accompanying notes are an integral part of these financial statements.
95

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
	Mortgage-Backed Agencies - 43.1% - (continued)
	FNMA - 11.3% - (continued)
$ 1,129,037	2.00%, 12/01/2050	$ 1,020,155
4,233,550	2.00%, 02/01/2051	3,823,194
6,645,528	2.00%, 03/01/2051	6,000,787
8,569,473	2.00%, 04/01/2051	7,738,459
899,823	2.00%, 05/01/2051	814,719
295,377	2.00%, 07/01/2051	266,566
1,637,984	2.00%, 09/01/2051	1,483,720
2,060,534	2.00%, 02/01/2052	1,859,228
9,734,503	2.00%, 04/01/2052	8,780,943
412,619	2.25%, 04/01/2033	373,408
4,561	2.50%, 12/25/2041	4,480
9,741	2.50%, 03/25/2046	9,541
698,489	2.50%, 06/01/2050	654,551
492,448	2.50%, 07/01/2050	462,200
1,660,641	2.50%, 10/01/2050	1,569,168
5,850,751	2.50%, 05/01/2051	5,480,446
343,788	2.50%, 06/01/2051	322,296
2,783,886	2.50%, 08/01/2051	2,614,008
606,985	2.50%, 09/01/2051	568,456
1,251,405	2.50%, 10/01/2051	1,170,386
7,153,621	2.50%, 11/01/2051	6,731,480
1,056,666	2.50%, 01/01/2052	990,602
4,800,619	2.50%, 02/01/2052	4,491,699
662,949	2.50%, 03/01/2052	620,744
954,378	2.50%, 05/01/2052	894,518
1,342,982	2.50%, 01/01/2057	1,254,020
916,129	3.00%, 04/25/2033(4)	62,524
238,124	3.00%, 08/01/2033	238,750
1,501,160	3.00%, 06/01/2038	1,502,613
554,530	3.00%, 11/25/2042	533,556
7,489	3.00%, 02/25/2043	7,449
890,536	3.00%, 03/25/2043	866,533
1,122,783	3.00%, 05/25/2043	1,083,265
1,155,428	3.00%, 11/25/2044	1,113,082
962,662	3.00%, 01/25/2045	921,351
87,705	3.00%, 01/25/2046	86,530
1,155,603	3.00%, 02/25/2047	1,126,446
412,431	3.00%, 08/25/2049	404,079
451,683	3.00%, 02/01/2050	439,238
1,918,293	3.00%, 07/01/2050	1,868,156
438,988	3.00%, 08/01/2050	429,088
1,930,663	3.00%, 12/01/2050	1,878,554
960,124	3.00%, 05/01/2051	938,174
1,600,904	3.00%, 07/01/2051	1,548,314
435,926	3.00%, 08/01/2051	424,144
1,595,854	3.00%, 09/01/2051	1,542,825
2,290,866	3.00%, 10/01/2051	2,222,394
2,366,541	3.00%, 11/01/2051	2,290,116
1,332,609	3.00%, 12/01/2051	1,289,547
23,673	3.00%, 12/25/2054	23,536
1,934,581	3.50%, 07/25/2033(4)	175,311
691,338	3.50%, 08/25/2033(4)	78,665
526,442	3.50%, 04/25/2034(4)	32,164
1,157,297	3.50%, 05/01/2037	1,184,540
859,685	3.50%, 11/25/2039(4)	98,525
4,705	3.50%, 05/25/2042	4,709
124,461	3.50%, 07/25/2044	124,921
250,630	3.50%, 12/01/2045	252,224
233,203	3.50%, 01/01/2046	234,701
181,667	3.50%, 03/01/2046	183,253
891,104	3.50%, 12/01/2046	901,184
301,342	3.50%, 05/01/2047	303,242
496,461	3.50%, 09/01/2047	498,832
291,412	3.50%, 01/01/2048	292,160
329,928	3.50%, 02/01/2048	331,609
90,138	3.50%, 06/01/2048	90,247
Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
	Mortgage-Backed Agencies - 43.1% - (continued)
	FNMA - 11.3% - (continued)
$ 461,254	3.50%, 07/01/2048	$ 464,160
97,728	3.50%, 11/01/2048	98,184
311,421	3.50%, 03/25/2049	314,435
761,814	3.50%, 04/25/2049	773,019
790,108	3.50%, 05/01/2056	792,228
290,513	3.50%, 05/25/2056	294,593
717,154	3.50%, 11/25/2057	726,997
1,226,870	3.50%, 05/01/2058	1,230,166
325,000	3.65%, 07/01/2032	333,397
73,793	4.00%, 08/01/2038	76,799
2,759	4.00%, 11/01/2040	2,843
33,938	4.00%, 02/01/2041	34,966
453,405	4.00%, 06/01/2041	461,876
5,579	4.00%, 09/01/2041	5,736
8,838	4.00%, 10/01/2041	9,106
191,118	4.00%, 01/01/2042	196,756
243,208	4.00%, 02/01/2042	250,589
70,469	4.00%, 05/01/2042	72,614
2,872	4.00%, 09/01/2042	2,964
1,056,960	4.00%, 01/01/2043	1,089,122
20,913	4.00%, 10/01/2043	21,545
322,291	4.00%, 09/01/2047	329,178
577,587	4.00%, 10/01/2047	590,473
302,386	4.00%, 11/01/2047	309,280
549,570	4.00%, 01/01/2049	560,476
673,059	4.00%, 09/01/2049	685,942
611,149	4.00%, 08/01/2051	621,042
500,002	4.50%, 04/01/2048	515,325
451,747	4.50%, 09/25/2048(4)	64,799
216,661	4.50%, 04/01/2049	222,694
900,799	4.50%, 01/01/2051	932,454
373,417	5.00%, 06/25/2048(4)	64,026
405,643	5.50%, 04/25/2044(4)	74,419
306,067	6.50%, 03/25/2045(4)	76,037
		109,815,466
	GNMA - 7.9%
174,325	2.00%, 06/16/2042	166,928
1,512,853	2.00%, 10/20/2050	1,400,328
2,440,000	2.00%, 08/18/2052(17)	2,244,705
75,230	2.50%, 05/20/2040	74,364
1,099,950	2.50%, 09/20/2051	1,047,361
3,649,596	2.50%, 10/20/2051	3,474,621
11,455,000	2.50%, 08/18/2052(17)	10,863,297
1,211,358	3.00%, 01/16/2044	1,192,205
735,337	3.00%, 02/20/2047	728,524
1,492,833	3.00%, 04/20/2051	1,460,804
2,746,329	3.00%, 08/20/2051	2,682,851
1,770,697	3.00%, 09/20/2051	1,730,127
547,656	3.00%, 10/20/2051	534,992
3,749,575	3.00%, 12/20/2051	3,659,747
15,774,000	3.00%, 08/18/2052(17)	15,379,650
282,497	3.50%, 11/20/2042	283,080
592,057	3.50%, 06/20/2046	597,500
129,083	3.50%, 07/20/2046	130,403
134,728	3.50%, 10/20/2046	135,899
593,532	3.50%, 02/20/2047	599,593
159,916	3.50%, 05/20/2047	161,501
164,102	3.50%, 07/20/2047	165,544
120,721	3.50%, 11/20/2047	121,649
148,598	3.50%, 03/20/2048	149,654
702,365	3.50%, 02/20/2049	706,977
11,743,000	3.50%, 08/18/2052(17)	11,704,253
2,700,000	3.50%, 09/21/2052(17)	2,687,505
365,003	3.88%, 08/15/2042	378,119
1,093,588	4.00%, 09/16/2042(4)	241,866
413,218	4.00%, 09/20/2042(4)	53,113

The accompanying notes are an integral part of these financial statements.
96

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Shares or Principal Amount		Market Value†
U.S. GOVERNMENT AGENCIES - 43.1% - (continued)
	Mortgage-Backed Agencies - 43.1% - (continued)
	GNMA - 7.9% - (continued)
$ 254,949	4.00%, 12/20/2044(4)	$ 42,478
562,593	4.00%, 08/20/2045	576,487
80,575	4.00%, 09/20/2047	82,447
21,563	4.00%, 04/20/2048	22,050
1,117,169	4.00%, 07/20/2048	1,139,701
1,093,491	4.50%, 02/20/2040	1,148,364
849,003	4.50%, 06/16/2043(4)	148,805
402,137	4.50%, 05/20/2045(4)	72,717
586,021	4.50%, 08/20/2045(4)	107,337
672,321	4.50%, 12/16/2046(4)	114,492
420,736	4.50%, 05/20/2048(4)	60,009
285,589	4.50%, 06/20/2048(4)	49,674
6,445,000	4.50%, 08/18/2052(17)	6,572,390
349,318	5.00%, 12/20/2043(4)	69,688
955,528	5.00%, 07/16/2044(4)	154,099
330,520	5.00%, 11/16/2046(4)	58,656
315,067	5.00%, 06/16/2047(4)	59,772
407,279	5.00%, 11/16/2047(4)	84,485
1,145,818	5.00%, 11/20/2049	1,181,572
288,027	5.50%, 02/20/2044(4)	47,415
230,034	5.50%, 09/15/2045	251,849
319,643	5.50%, 09/20/2045(4)	68,831
		76,870,478
	UMBS - 19.1%
3,870,000	1.50%, 08/16/2037(17)	3,593,451
3,950,000	1.50%, 08/11/2052(17)	3,406,875
5,375,000	2.00%, 08/11/2052(17)	4,840,649
85,744,000	2.50%, 08/11/2052(17)	80,001,980
4,226,000	3.00%, 08/16/2037(17)	4,198,267
30,203,000	3.00%, 08/11/2052(17)	29,127,018
11,600,000	3.50%, 08/16/2037(17)	11,690,852
4,964,000	3.50%, 08/11/2052(17)	4,918,923
695,000	3.50%, 09/14/2052(17)	686,558
20,994,000	4.00%, 04/25/2052(17)	21,113,731
16,335,000	4.50%, 08/11/2052(17)	16,628,520
4,445,000	5.00%, 08/11/2052(17)	4,568,080
		184,774,904
	Total U.S. Government Agencies (cost $416,931,849)	$ 418,092,491
U.S. GOVERNMENT SECURITIES - 14.5%
	U.S. Treasury Securities - 14.5%
	U.S. Treasury Bonds - 8.8%
8,680,000	1.13%, 08/15/2040	$ 6,217,389
23,740,000	1.25%, 05/15/2050	15,711,985
13,000,000	1.63%, 11/15/2050	9,494,570
11,385,000	2.50%, 02/15/2045	9,974,327
3,145,000	2.88%, 08/15/2045	2,948,683
3,875,000	2.88%, 05/15/2052	3,796,895
2,525,000	3.00%, 11/15/2045	2,422,225
1,395,000	3.00%, 02/15/2048	1,356,365
8,365,000	3.13%, 02/15/2043	8,212,404
2,645,000	3.13%, 08/15/2044	2,585,384
1,390,000	3.13%, 05/15/2048	1,388,263
1,875,000	3.25%, 05/15/2042	1,852,441
6,010,000	3.38%, 05/15/2044	6,125,035
8,845,000	3.63%, 02/15/2044(18)	9,368,099
3,995,000	3.75%, 11/15/2043	4,310,543
		85,764,608
	U.S. Treasury Notes - 5.7%
15,763,740	0.25%, 07/15/2029(19)	15,997,425
5,139,237	0.75%, 07/15/2028(19)	5,367,140
3,350,065	0.88%, 01/15/2029(19)	3,519,008
Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 14.5% - (continued)
	U.S. Treasury Securities - 14.5% - (continued)
	U.S. Treasury Notes - 5.7% - (continued)
$ 2,450,000	1.25%, 08/15/2031		$ 2,179,543
31,465,000	1.38%, 11/15/2031(20)		28,215,255
			55,278,371
	Total U.S. Government Securities (cost $158,630,160)		$ 141,042,979
COMMON STOCKS - 0.0%
	Energy - 0.0%
934	Foresight Energy LLC*		$ 15,879
	Total Common Stocks (cost $8,444)		$ 15,879
	Total Long-Term Investments (Cost $1,275,030,412)		$ 1,191,079,152
SHORT-TERM INVESTMENTS - 0.5%
	Repurchase Agreements - 0.5%
4,532,681	Fixed Income Clearing Corp. Repurchase Agreement dated 07/29/2022 at 2.230%, due on 08/01/2022 with a maturity value of $4,533,523; collateralized by U.S. Treasury Note at 0.625%, maturing 07/15/2032, with a market value of $4,623,372		$ 4,532,681
	Securities Lending Collateral - 0.0%
44,051	Goldman Sachs Financial Square Funds, Government Fund, Institutional Class, 2.06%(21)		44,051
31,185	HSBC US Government Money Market Fund, 2.18%(21)		31,185
14,302	Invesco Government & Agency Portfolio, Institutional Class, 2.12%(21)		14,302
			89,538
	Total Short-Term Investments (cost $4,622,218)		$ 4,622,219
	Total Investments (cost $1,279,652,630)	123.3%	$ 1,195,701,371
	Other Assets and Liabilities	(23.3)%	(226,105,141)
	Total Net Assets	100.0%	$ 969,596,230
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.
For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.
See “Glossary” for abbreviation descriptions.

*	Non-income producing.
(1)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $325,524,125, representing 33.6% of net assets.

The accompanying notes are an integral part of these financial statements.
97

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

(2)	Variable rate securities; the rate reported is the coupon rate in effect at July 31, 2022. Base lending rates may be subject to a floor or cap.
(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(4)	Securities disclosed are interest-only strips.
(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(6)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At July 31, 2022, the aggregate value of these securities was $21,814,354, representing 2.2% of net assets.
(7)	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date. Base lending rates may be subject to a floor or cap.
(8)	Represents entire or partial securities on loan. See Note 8 in the accompanying Notes to Financial Statements for securities lending information.
(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
(10)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Trustees. At July 31, 2022, the aggregate fair value of this security was $0, which represented 0.0% of total net assets.
(11)	Investment valued using significant unobservable inputs.
(12)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Base lending rates may be subject to a floor or cap. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of July 31, 2022.
(13)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.
(14)	This security, or a portion of this security, has unfunded loan commitments. As of July 31, 2022, the aggregate value of the unfunded commitment was $36,533, which represents 0.0% of total net assets.
(15)	Security disclosed is principal-only strips.
(16)	Security is a zero-coupon bond.
(17)	Represents or includes a TBA transaction.
(18)	All, or a portion of the security, was pledged as collateral in connection with futures contracts. As of July 31, 2022, the market value of securities pledged was $6,990,328.
(19)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(20)	All, or a portion of the security, was pledged as collateral in connection with centrally cleared swap contracts. As of July 31, 2022, the market value of securities pledged was $2,062,453.
(21)	Current yield as of period end.

OTC Swaptions Outstanding at July 31, 2022
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaptions:
Call
CDX.NA.IG.S38.V1.5Y *	BOA	95.00%	Pay	08/17/2022	USD	(72,630,000)	$ (478,248)	$ (152,523)	$ (325,725)
Put
CDX.NA.IG.S38.V1.5Y *	GSC	95.00%	Pay	08/17/2022	USD	(72,630,000)	$ (23,359)	$ (243,310)	$ 219,951
Total Written Option Contracts OTC swaption contracts							$ (501,607)	$ (395,833)	$ (105,774)

*	Swaptions with forward premiums.

The accompanying notes are an integral part of these financial statements.
98

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Futures Contracts Outstanding at July 31, 2022
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	77	09/15/2022	$ 6,714,589	$ 319,263
Canadian 10-Year Bond Future	193	09/20/2022	19,648,691	1,020,575
U.S. Treasury Ultra Bond Future	167	09/21/2022	26,438,188	997,924
Total				$ 2,337,762
Short position contracts:
Euro BUXL 30-Year Bond Future	60	09/08/2022	$ 11,367,055	$ (957,674)
Euro-BUND Future	188	09/08/2022	30,218,664	(1,318,869)
Euro-Schatz Future	500	09/08/2022	56,149,558	(374,085)
Long Gilt Future	80	09/28/2022	11,505,062	(275,747)
U.S. Treasury 2-Year Note Future	624	09/30/2022	131,327,625	(423,648)
U.S. Treasury 5-Year Note Future	140	09/30/2022	15,921,719	(136,374)
U.S. Treasury 10-Year Note Future	955	09/21/2022	115,689,297	(3,398,558)
U.S. Treasury 10-Year Ultra Future	98	09/21/2022	12,862,500	(176,844)
U.S. Treasury Long Bond Future	85	09/21/2022	12,240,000	(438,885)
Total				$ (7,500,684)
Total futures contracts				$ (5,162,922)

TBA Sale Commitments Outstanding at July 31, 2022
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
GNMA, 4.00%	$ 4,615,000	08/18/2052	$ (4,667,279)	$ (77,857)
UMBS, 3.00%	6,805,000	08/11/2052	(6,562,572)	(218,372)
UMBS, 3.50%	4,485,000	08/11/2052	(4,444,272)	(93,819)
UMBS, 3.50%	2,435,000	09/14/2052	(2,405,423)	(6,758)
Total TBA sale commitments (proceeds receivable $17,682,740)			$ (18,079,546)	$ (396,806)
At July 31, 2022, the aggregate market value of TBA Sale Commitments represents (1.9)% of total net assets.

Centrally Cleared Credit Default Swap Contracts Outstanding at July 31, 2022
Reference Entity	Notional Amount(1)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value †	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.EM.37.V1	USD	7,515,000	(1.00%)	06/20/2027	Quarterly	$ 423,392	$ 700,469	$ 277,077
Total						$ 423,392	$ 700,469	$ 277,077
Credit default swaps on single-name issues:
Buy protection:
Brazil Republic	USD	9,006,000	(1.00%)	06/20/2027	Quarterly	$ 496,457	$ 655,034	$ 158,577
Total						$ 496,457	$ 655,034	$ 158,577
Total centrally cleared credit default swap contracts						$ 919,849	$ 1,355,503	$ 435,654

(1)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at July 31, 2022
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
2.80% Fixed	12 Mo. USD SOFR	USD	2,375,000	04/30/2029	Annual	$ —	$ —	$ (58,837)	$ (58,837)
Total centrally cleared interest rate swaps contracts						$ —	$ —	$ (58,837)	$ (58,837)

The accompanying notes are an integral part of these financial statements.
99

Hartford Total Return Bond ETF
Schedule of Investments – (continued)
July 31, 2022

Foreign Currency Contracts Outstanding at July 31, 2022
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation/ (Depreciation)
3,472,000	BRL	621,565	USD	MSC	09/21/2022	$ 36,632
2,075,000	BRL	376,415	USD	GSC	09/21/2022	16,949
984,000	EUR	1,044,424	USD	MSC	09/21/2022	(37,385)
1,129,000	EUR	1,195,722	USD	DEUT	09/21/2022	(40,287)
976,000	EUR	1,054,183	USD	RBC	09/21/2022	(55,330)
6,840,000	MXN	338,013	USD	BNP	09/21/2022	(5,328)
4,911,734	USD	24,735,000	BRL	GSC	09/21/2022	222,648
2,217,358	USD	2,168,781	EUR	DEUT	08/31/2022	1,231
26,051,080	USD	24,225,000	EUR	BNP	09/21/2022	1,258,866
4,849,467	USD	96,759,000	MXN	RBC	09/21/2022	143,281
2,535,867	USD	50,640,000	MXN	TDB	09/21/2022	72,827
Total foreign currency contracts						$ 1,614,104
† See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.
Fair Value Summary
The following is a summary of the fair valuations according to the inputs used as of July 31, 2022 in valuing the Fund’s investments.
Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage-Backed Securities	$ 244,144,375	$ —	$ 244,144,375	$ —
Corporate Bonds	304,745,272	—	304,745,272	—
Foreign Government Obligations	49,015,674	—	49,015,674	—
Municipal Bonds	14,249,552	—	14,249,552	—
Senior Floating Rate Interests	19,772,930	—	19,772,930	—
U.S. Government Agencies	418,092,491	—	418,092,491	—
U.S. Government Securities	141,042,979	—	141,042,979	—
Common Stocks
Energy	15,879	—	15,879	—
Short-Term Investments	4,622,219	89,538	4,532,681	—
Foreign Currency Contracts(2)	1,752,434	—	1,752,434	—
Futures Contracts(2)	2,337,762	2,337,762	—	—
Swaps - Credit Default(2)	435,654	—	435,654	—
Total	$ 1,200,227,221	$ 2,427,300	$ 1,197,799,921	$ —
Liabilities
Foreign Currency Contracts(2)	$ (138,330)	$ —	$ (138,330)	$ —
Futures Contracts(2)	(7,500,684)	(7,500,684)	—	—
Swaps - Interest Rate(2)	(58,837)	—	(58,837)	—
TBA Sale Commitments	(18,079,546)	—	(18,079,546)	—
Written Options	(501,607)	—	(501,607)	—
Total	$ (26,279,004)	$ (7,500,684)	$ (18,778,320)	$ —

(1)	For the year ended July 31, 2022, investments valued at $3,468,584 were transferred into Level 3 due to the unavailability of active market pricing. There were no transfers out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended July 31, 2022 is not presented.
The accompanying notes are an integral part of these financial statements.
100

Hartford Active ETFs
GLOSSARY: (abbreviations used in preceding Schedules of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Bank of America Securities LLC
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
Currency Abbreviations:
AUD	Australia Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan Renminbi
COP	Colombia Peso
CZK	Czech Republic Koruna
DKK	Denmark Krone
EGP	Egypt Pound
EUR	Euro Member Countries
GBP	British Pound
HUF	Hungary Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japan Yen
MXN	Mexican Peso
PLN	Poland Zloty
RUB	Russia Ruble
SEK	Sweden Krona
TRY	Turkish Currency
USD	United States Dollar
ZAR	South Africa Rand
Index Abbreviations:
CMT	Constant Maturity Treasury Index
S&P	Standard & Poor's
Municipal Abbreviations:
Auth	Authority
Dev	Development
Dist	District
Facs	Facilities
GO	General Obligation
PA	Port Authority
Redev	Redevelopment
Rev	Revenue
VA	Veterans Administration
Other Abbreviations:
AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Co.
BAM	Build America Mutual Assurance Corp.
CD	Certificate of Deposit
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CR	Custodial Receipts
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
PIK	Payment-in-kind
PSF-GTD	Permanent School Fund Guaranteed
PT	Perseroan Terbatas
Q-SBLF	Qualified School Bond Loan Fund
REIT	Real Estate Investment Trust
SCP	State Credit Enhancement Program
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Securities

101

Hartford Active ETFs
 Statements of Assets and Liabilities
July 31, 2022

	Hartford Core Bond ETF	Hartford Large Cap Growth ETF	Hartford Municipal Opportunities ETF	Hartford Schroders Commodity Strategy ETF (Consolidated)	Hartford Schroders ESG US Equity ETF
Assets:
Investments in securities, at market value(1)	$ 316,055,211	$ 77,423,872	$ 255,862,421	$ 50,655,062	$ 9,139,727
Repurchase agreements	824,829	753,232	10,335,063	—	—
Cash	210,033	184,029	2,524,711	—	—
Cash collateral due from broker on futures contracts	—	—	—	8,241,376	1,050
Cash collateral held for securities on loan	23,422	—	—	—	—
Foreign currency	10	—	—	7,781	—
Receivables:
From affiliates	—	—	—	6,336	—
Investment securities sold	13,432,302	122,569	—	—	72,321
Dividends and interest	1,470,602	4,918	2,188,777	3,648	7,887
Securities lending income	249	—	—	—	—
Variation margin on futures contracts	—	—	—	—	303
Tax reclaims	—	—	—	58	—
Total assets	332,016,658	78,488,620	270,910,972	58,914,261	9,221,288
Liabilities:
Obligation to return securities lending collateral	468,440	—	—	—	—
Payables:
Investment securities purchased	83,710,272	82,385	884,107	—	73,280
Investment management fees	59,764	36,290	64,771	48,615	2,902
Accounting services fees	—	—	—	275	—
Variation margin on futures contracts	109,920	—	—	25,428	—
Distributions payable	421,531	—	473,191	—	—
Written options	83,636	—	—	—	—
Accrued expenses	—	—	—	16,661	—
Total liabilities	84,853,563	118,675	1,422,069	90,979	76,182
Net assets	$ 247,163,095	$ 78,369,945	$ 269,488,903	$ 58,823,282	$ 9,145,106
Summary of Net Assets:
Paid-in-capital	$ 278,938,749	$ 103,432,585	$ 282,392,470	$ 49,713,509	$ 10,005,823
Distributable earnings (loss)	(31,775,654)	(25,062,640)	(12,903,567)	9,109,773	(860,717)
Net assets	247,163,095	78,369,945	269,488,903	58,823,282	9,145,106
Net asset value per share	36.62	12.95	38.78	25.03	22.86
Shares issued and outstanding	6,750,000	6,050,000	6,950,000	2,350,000	400,000
Cost of investments	$ 338,836,479	$ 88,861,196	$ 274,608,628	$ 50,610,309	$ 9,560,568
Cost of foreign currency	$ 10	$ —	$ —	$ 7,844	$ —
Written option contracts premiums received	$ 66,000	$ —	$ —	$ —	$ —
(1) Includes Investment in securities on loan, at market value	$ 458,175	$ —	$ —	$ —	$ —
The accompanying notes are an integral part of these financial statements.
102

Hartford Active ETFs
 Statements of Assets and Liabilities – (continued)
July 31, 2022

	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Sustainable Income ETF	Hartford Total Return Bond ETF
Assets:
Investments in securities, at market value(1)	$ 89,127,220	$ 82,085,398	$ 48,547,364	$ 1,191,168,690
Repurchase agreements	—	240,884	—	4,532,681
Cash	—	453,009	184,856	4,032,714
Cash collateral due from broker on futures contracts	—	137,253	—	—
Cash collateral due from broker on swap contracts	—	—	—	862,065
Cash collateral held for securities on loan	—	—	—	4,712
Foreign currency	—	14,753	142,978	200,300
Unrealized appreciation on foreign currency contracts	—	8,180	349,831	1,752,434
Receivables:
Investment securities sold	298,689	2,036	2,748,609	135,628,190
Fund shares sold	1,984,633	—	—	—
Dividends and interest	719,484	449,331	486,856	6,230,386
Securities lending income	—	—	—	108
Variation margin on futures contracts	—	—	26,467	181,695
Variation margin on centrally cleared swap contracts	—	—	19,831	—
Tax reclaims	795	687	12,683	177
Total assets	92,130,821	83,391,531	52,519,475	1,344,594,152
Liabilities:
Unrealized depreciation on foreign currency contracts	—	1,784	9,867	138,330
Obligation to return securities lending collateral	—	—	—	94,250
Cash collateral due to broker on TBA sale commitments	—	—	—	1,332,000
TBA sale commitments, at market value	—	—	—	18,079,546
Unfunded loan commitments	—	—	—	38,406
Payables:
Investment securities purchased	6,623,650	419,500	6,768,037	350,974,959
Investment management fees	26,816	20,227	19,984	239,719
Variation margin on futures contracts	—	8,287	—	—
Variation margin on centrally cleared swap contracts	—	—	—	925,295
Distributions payable	142,590	166,603	142,453	2,673,810
Written options	—	—	93,989	501,607
Total liabilities	6,793,056	616,401	7,034,330	374,997,922
Net assets	$ 85,337,765	$ 82,775,130	$ 45,485,145	$ 969,596,230
Summary of Net Assets:
Paid-in-capital	$ 91,310,620	$ 87,553,186	$ 53,565,665	$ 1,106,011,444
Distributable earnings (loss)	(5,972,855)	(4,778,056)	(8,080,520)	(136,415,214)
Net assets	85,337,765	82,775,130	45,485,145	969,596,230
Net asset value per share	19.85	38.50	33.69	35.19
Shares issued and outstanding	4,300,000	2,150,000	1,350,000	27,550,000
Cost of investments	$ 92,729,559	$ 86,965,509	$ 55,243,772	$ 1,279,652,630
Cost of foreign currency	$ —	$ 14,753	$ 143,213	$ 202,999
Proceeds of TBA sale commitments	$ —	$ —	$ —	$ 17,682,740
Written option contracts premiums received	$ —	$ —	$ 68,810	$ 395,833
(1) Includes Investment in securities on loan, at market value	$ —	$ —	$ —	$ 91,765
The accompanying notes are an integral part of these financial statements.
103

Hartford Active ETFs
 Statements of Operations
For the Year Ended July 31, 2022

	Hartford Core Bond ETF	Hartford Large Cap Growth ETF(1)	Hartford Municipal Opportunities ETF	Hartford Schroders Commodity Strategy ETF (Consolidated)(2)	Hartford Schroders ESG US Equity ETF(3)
Investment Income:
Dividends	$ —	$ 87,036	$ —	$ 20,086	$ 167,540
Interest	4,449,259	4,503	4,817,978	144,145	66
Securities lending	919	201	—	—	60
Less: Foreign tax withheld	—	(549)	—	(1,332)	—
Total investment income, net	4,450,178	91,191	4,817,978	162,899	167,666
Expenses:
Investment management fees	752,754	256,780	690,723	371,993	36,759
Custodian fees	—	—	—	1,344	—
Accounting services fees	—	—	—	275	—
Total expenses (before waivers, reimbursements and fees paid indirectly)	752,754	256,780	690,723	373,612	36,759
Expense waivers	—	—	—	(1,619)	—
Management fee waivers	—	—	—	(55,310)	—
Commission recapture	—	(816)	—	—	—
Total waivers, reimbursements and fees paid indirectly	—	(816)	—	(56,929)	—
Total expenses	752,754	255,964	690,723	316,683	36,759
Net Investment Income (Loss)	3,697,424	(164,773)	4,127,255	(153,784)	130,907
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(15,274,147) (5)	(14,209,440) (5)	(4,331,211)	(144,466)	(437,044)
Purchased options contracts	(117,123)	—	—	—	—
Futures contracts	6,394,326	—	—	13,277,899	(3,251)
Written options contracts	589,762	—	—	—	—
Swap contracts	(611,054)	—	—	—	—
Other foreign currency transactions	—	—	—	(22,170)	—
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(9,018,236)	(14,209,440)	(4,331,211)	13,111,263	(440,295)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(22,790,742)	(10,684,092)	(16,880,947)	44,753	(420,841)
Purchased options contracts	99,087	—	—	—	—
Futures contracts	(353,021)	—	—	(2,199,611)	579
Written options contracts	(70,549)	—	—	—	—
Swap contracts	(5,877)	—	—	—	—
Translation of other assets and liabilities in foreign currencies	—	—	—	(62)	—
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(23,121,102)	(10,684,092)	(16,880,947)	(2,154,920)	(420,262)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(32,139,338)	(24,893,532)	(21,212,158)	10,956,343	(860,557)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (28,441,914)	$ (25,058,305)	$ (17,084,903)	$ 10,802,559	$ (729,650)

(1)	Commenced operations on November 9, 2021.
(2)	Commenced operations on September 14, 2021.
(3)	Commenced operations on August 10, 2021.
(5)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 12 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
104

Hartford Active ETFs
 Statements of Operations – (continued)
For the Year Ended July 31, 2022

	Hartford Schroders Tax-Aware Bond ETF	Hartford Short Duration ETF	Hartford Sustainable Income ETF(4)	Hartford Total Return Bond ETF
Investment Income:
Dividends	$ —	$ —	$ 12,097	$ —
Interest	1,859,951	2,349,259	1,356,665	29,394,263
Securities lending	157	—	19	2,093
Less: Foreign tax withheld	—	—	(1,519)	—
Total investment income, net	1,860,108	2,349,259	1,367,262	29,396,356
Expenses:
Investment management fees	382,233	308,945	216,473	3,102,965
Total expenses	382,233	308,945	216,473	3,102,965
Net Investment Income (Loss)	1,477,875	2,040,314	1,150,789	26,293,391
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions on:
Investments	(2,572,913) (5)	(230,565) (5)	(1,983,890)	(62,027,774) (5)
Purchased options contracts	—	—	—	(750,190)
Futures contracts	219,565	149,419	(539,380)	16,253,520
Written options contracts	—	—	564,293	4,061,856
Swap contracts	—	—	(663,705)	(4,628,612)
Foreign currency contracts	—	261,129	1,212,350	4,624,968
Other foreign currency transactions	—	(18,825)	(15,794)	(25,784)
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,353,348)	161,158	(1,426,126)	(42,492,016)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions of:
Investments	(6,258,334)	(6,129,046)	(6,696,408)	(116,622,921)
Purchased options contracts	—	—	—	672,781
Futures contracts	106,835	(17,364)	(204,881)	1,095,025
Written options contracts	—	—	(25,179)	(443,228)
Swap contracts	—	—	18,294	1,152,764
Foreign currency contracts	—	20,669	339,964	897,937
Translation of other assets and liabilities in foreign currencies	—	(245)	(9,911)	(20,405)
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(6,151,499)	(6,125,986)	(6,578,121)	(113,268,047)
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(8,504,847)	(5,964,828)	(8,004,247)	(155,760,063)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (7,026,972)	$ (3,924,514)	$ (6,853,458)	$ (129,466,672)

(4)	Commenced operations on September 21, 2021.
(5)	Includes realized gains/(losses) as a result of in-kind redemptions (See Note 12 in Notes to Financial Statements).
The accompanying notes are an integral part of these financial statements.
105

Hartford Active ETFs
 Statements of Changes in Net Assets

	Hartford Core Bond ETF		Hartford Large Cap Growth ETF
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Period Ended July 31, 2022(1)
Operations:
Net investment income (loss)	$ 3,697,424	$ 1,576,735	$ (164,773)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(9,018,236)	903,091	(14,209,440)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(23,121,102)	(2,719,355)	(10,684,092)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,441,914)	(239,529)	(25,058,305)
Distributions to Shareholders	(4,646,518)	(2,622,517)	—
Fund Share Transactions:
Sold	46,707,732	144,816,846	106,067,640
Redeemed	(31,997,911)	(14,733,496)	(2,643,497)
Other Capital	39,093	94,078	4,107
Net increase (decrease) from capital share transactions	14,748,914	130,177,428	103,428,250
Net Increase (Decrease) in Net Assets	(18,339,518)	127,315,382	78,369,945
Net Assets:
Beginning of period	265,502,613	138,187,231	—
End of period	$ 247,163,095	$ 265,502,613	$ 78,369,945

(1)	Commenced operations on November 9, 2021.
The accompanying notes are an integral part of these financial statements.
106

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Municipal Opportunities ETF		Hartford Schroders Commodity Strategy ETF (Consolidated)
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Period Ended July 31, 2022(2)
Operations:
Net investment income (loss)	$ 4,127,255	$ 2,800,503	$ (153,784)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(4,331,211)	(209,482)	13,111,263
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(16,880,947)	4,054,093	(2,154,920)
Net Increase (Decrease) in Net Assets Resulting from Operations	(17,084,903)	6,645,114	10,802,559
Distributions to Shareholders	(4,122,066)	(5,961,085)	—
Fund Share Transactions:
Sold	154,794,634	94,043,807	57,498,527
Redeemed	(65,213,627)	—	(9,500,605)
Other Capital	72,292	23,511	22,801
Net increase (decrease) from capital share transactions	89,653,299	94,067,318	48,020,723
Net Increase (Decrease) in Net Assets	68,446,330	94,751,347	58,823,282
Net Assets:
Beginning of period	201,042,573	106,291,226	—
End of period	$ 269,488,903	$ 201,042,573	$ 58,823,282

(2)	Commenced operations on September 14, 2021.
The accompanying notes are an integral part of these financial statements.
107

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Schroders ESG US Equity ETF	Hartford Schroders Tax-Aware Bond ETF
	For the Period Ended July 31, 2022(3)	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
Operations:
Net investment income (loss)	$ 130,907	$ 1,477,875	$ 1,297,746
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(440,295)	(2,353,348)	1,579,636
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(420,262)	(6,151,499)	(880,445)
Net Increase (Decrease) in Net Assets Resulting from Operations	(729,650)	(7,026,972)	1,996,937
Distributions to Shareholders	(131,067)	(2,569,586)	(1,644,315)
Fund Share Transactions:
Sold	10,005,848	26,125,918	73,651,787
Redeemed	(25)	(36,936,455)	(44,543,164)
Other Capital	—	37,161	78,883
Net increase (decrease) from capital share transactions	10,005,823	(10,773,376)	29,187,506
Net Increase (Decrease) in Net Assets	9,145,106	(20,369,934)	29,540,128
Net Assets:
Beginning of period	—	105,707,699	76,167,571
End of period	$ 9,145,106	$ 85,337,765	$ 105,707,699

(3)	Commenced operations on August 10, 2021.
The accompanying notes are an integral part of these financial statements.
108

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Short Duration ETF		Hartford Sustainable Income ETF
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021	For the Period Ended July 31, 2022(4)
Operations:
Net investment income (loss)	$ 2,040,314	$ 2,359,881	$ 1,150,789
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	161,158	827,462	(1,426,126)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(6,125,986)	(545,606)	(6,578,121)
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,924,514)	2,641,737	(6,853,458)
Distributions to Shareholders	(2,433,610)	(2,445,966)	(1,227,062)
Fund Share Transactions:
Sold	24,189,843	61,613,986	53,448,891
Redeemed	(64,332,148)	(20,509,616)	(39)
Other Capital	34,177	59,666	116,813
Net increase (decrease) from capital share transactions	(40,108,128)	41,164,036	53,565,665
Net Increase (Decrease) in Net Assets	(46,466,252)	41,359,807	45,485,145
Net Assets:
Beginning of period	129,241,382	87,881,575	—
End of period	$ 82,775,130	$ 129,241,382	$ 45,485,145

(4)	Commenced operations on September 21, 2021.
The accompanying notes are an integral part of these financial statements.
109

Hartford Active ETFs
 Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond ETF
	For the Year Ended July 31, 2022	For the Year Ended July 31, 2021
Operations:
Net investment income (loss)	$ 26,293,391	$ 17,912,363
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(42,492,016)	13,867,891
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(113,268,047)	(18,928,165)
Net Increase (Decrease) in Net Assets Resulting from Operations	(129,466,672)	12,852,089
Distributions to Shareholders	(47,178,723)	(36,110,981)
Fund Share Transactions:
Sold	361,236,830	410,130,689
Redeemed	(275,112,349)	(24,491,561)
Other Capital	145,987	281,657
Net increase (decrease) from capital share transactions	86,270,468	385,920,785
Net Increase (Decrease) in Net Assets	(90,374,927)	362,661,893
Net Assets:
Beginning of period	1,059,971,157	697,309,264
End of period	$ 969,596,230	$ 1,059,971,157
The accompanying notes are an integral part of these financial statements.
110

Hartford Active ETFs
Financial Highlights

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Core Bond ETF
For the Year Ended July 31, 2022
$ 41.48	$ 0.55	$ (4.72)	$ (4.17)	$ 0.01	$ (0.56)	$ (0.14)	$ (0.70)	$ 36.62	(10.11)%	$ 247,163	0.29%	0.29%	1.42%	36% (5)
For the Year Ended July 31, 2021
$ 42.52	$ 0.44	$ (0.73)	$ (0.29)	$ 0.03	$ (0.45)	$ (0.33)	$ (0.78)	$ 41.48	(0.59)%	$ 265,503	0.29%	0.29%	1.06%	30% (5)
For the Period Ended July 31, 2020(6)
$ 40.00	$ 0.21	$ 2.50	$ 2.71	$ 0.05	$ (0.24)	$ —	$ (0.24)	$ 42.52	6.91% (7)	$ 138,187	0.29% (8)	0.29% (8)	1.19% (8)	26% (5)
Hartford Large Cap Growth ETF
For the Period Ended July 31, 2022(9)
$ 20.00	$ (0.04)	$ (7.01)	$ (7.05)	$ 0.00 (10)	$ —	$ —	$ —	$ 12.95	(35.25)% (7)	$ 78,370	0.59% (8)	0.59% (8)	(0.38)% (8)	90%
Hartford Municipal Opportunities ETF
For the Year Ended July 31, 2022
$ 42.32	$ 0.69	$ (3.56)	$ (2.87)	$ 0.01	$ (0.68)	$ —	$ (0.68)	$ 38.78	(6.80)%	$ 269,489	0.29%	0.29%	1.73%	37%
For the Year Ended July 31, 2021
$ 42.52	$ 0.80	$ 0.98	$ 1.78	$ 0.01	$ (0.79)	$ (1.20)	$ (1.99)	$ 42.32	4.40%	$ 201,043	0.29%	0.29%	1.92%	17%
For the Year Ended July 31, 2020
$ 41.72	$ 1.04(11)	$ 0.95(11)	$ 1.99	$ 0.02	$ (1.06)	$ (0.15)	$ (1.21)	$ 42.52	4.90%	$ 106,291	0.29%	0.29%	2.49% (11)	67%
For the Year Ended July 31, 2019
$ 39.72	$ 1.07	$ 1.92	$ 2.99	$ 0.02	$ (1.01)	$ —	$ (1.01)	$ 41.72	7.68%	$ 139,773	0.29%	0.29%	2.65%	32%
For the Period Ended July 31, 2018(12)
$ 40.00	$ 0.54	$ (0.37)	$ 0.17	$ 0.07	$ (0.52)	$ —	$ (0.52)	$ 39.72	0.60% (7)	$ 11,916	0.34% (8)	0.34% (8)	2.18% (8)	37%
Hartford Schroders Commodity Strategy ETF (Consolidated)
For the Period Ended July 31, 2022(13)
$ 20.00	$ (0.09)	$ 5.11	$ 5.02	$ 0.01	$ —	$ —	$ —	$ 25.03	25.15% (7)	$ 58,823	1.05% (8)	0.89% (8)	(0.43)% (8)	407%
Hartford Schroders ESG US Equity ETF
For the Period Ended July 31, 2022(14)
$ 25.00	$ 0.33	$ (2.14)	$ (1.81)	$ —	$ (0.33)	$ —	$ (0.33)	$ 22.86	(7.33)% (7)	$ 9,145	0.39% (8)	0.39% (8)	1.39% (8)	58%
Hartford Schroders Tax-Aware Bond ETF
For the Year Ended July 31, 2022
$ 21.80	$ 0.31	$ (1.74)	$ (1.43)	$ 0.01	$ (0.32)	$ (0.21)	$ (0.53)	$ 19.85	(6.58)%	$ 85,338	0.39%	0.39%	1.51%	116%
For the Year Ended July 31, 2021
$ 21.76	$ 0.25	$ 0.08	$ 0.33	$ 0.02	$ (0.25)	$ (0.06)	$ (0.31)	$ 21.80	1.64%	$ 105,708	0.39%	0.39%	1.14%	199%
For the Year Ended July 31, 2020
$ 20.95	$ 0.35	$ 0.91	$ 1.26	$ 0.02	$ (0.37)	$ (0.10)	$ (0.47)	$ 21.76	6.18%	$ 76,168	0.39%	0.39%	1.67%	165%
For the Year Ended July 31, 2019
$ 19.98	$ 0.51	$ 0.99	$ 1.50	$ —	$ (0.53)	$ —	$ (0.53)	$ 20.95	7.62%	$ 27,230	0.39%	0.39%	2.55%	165%
For the Period Ended July 31, 2018(15)
$ 20.00	$ 0.11	$ (0.06)	$ 0.05	$ 0.02	$ (0.09)	$ —	$ (0.09)	$ 19.98	0.37% (7)	$ 20,983	0.39% (8)	0.39% (8)	1.93% (8)	60%
Hartford Short Duration ETF
For the Year Ended July 31, 2022
$ 41.03	$ 0.77	$ (2.41)	$ (1.64)	$ 0.01	$ (0.85)	$ (0.05)	$ (0.90)	$ 38.50	(4.01)%	$ 82,775	0.29%	0.29%	1.92%	41% (16)
The accompanying notes are an integral part of these financial statements.
111

Hartford Active ETFs
Financial Highlights – (continued)

—Selected Per-Share Data(1)—									—Ratios and Supplemental Data —
Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Other Capital	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(4)
Hartford Short Duration ETF – (continued)
For the Year Ended July 31, 2021
$ 40.88	$ 0.90	$ 0.17	$ 1.07	$ 0.02	$ (0.94)	$ —	$ (0.94)	$ 41.03	2.69%	$ 129,241	0.29%	0.29%	2.20%	41% (16)
For the Year Ended July 31, 2020
$ 40.70	$ 1.29(11)	$ 0.20(11)	$ 1.49	$ 0.02	$ (1.33)	$ —	$ (1.33)	$ 40.88	3.78%	$ 87,882	0.29%	0.29%	3.19% (11)	29% (16)
For the Year Ended July 31, 2019
$ 39.97	$ 1.38	$ 0.64	$ 2.02	$ 0.02	$ (1.31)	$ —	$ (1.31)	$ 40.70	5.20%	$ 109,889	0.29%	0.29%	3.45%	28%
For the Period Ended July 31, 2018(17)
$ 40.00	$ 0.19	$ (0.09)	$ 0.10	$ 0.02	$ (0.15)	$ —	$ (0.15)	$ 39.97	0.31% (7)	$ 19,983	0.29% (8)	0.29% (8)	2.75% (8)	1%
Hartford Sustainable Income ETF
For the Period Ended July 31, 2022(18)
$ 40.00	$ 0.91	$ (6.35)	$ (5.44)	$ 0.09	$ (0.96)	$ —	$ (0.96)	$ 33.69	(13.52)% (7)	$ 45,485	0.54% (8)	0.54% (8)	2.87% (8)	39% (19)
Hartford Total Return Bond ETF
For the Year Ended July 31, 2022
$ 41.16	$ 0.93	$ (5.18)	$ (4.25)	$ 0.01	$ (1.02)	$ (0.71)	$ (1.73)	$ 35.19	(10.60)%	$ 969,596	0.29%	0.29%	2.46%	61% (20)
For the Year Ended July 31, 2021
$ 42.52	$ 0.85	$ (0.35)	$ 0.50	$ 0.01	$ (0.91)	$ (0.96)	$ (1.87)	$ 41.16	1.26%	$ 1,059,971	0.29%	0.29%	2.07%	49% (20)
For the Year Ended July 31, 2020
$ 40.87	$ 1.13(21)	$ 2.90(21)	$ 4.03	$ 0.02	$ (1.35)	$ (1.05)	$ (2.40)	$ 42.52	10.34%	$ 697,309	0.29%	0.29%	2.76% (21)	79% (20)
For the Year Ended July 31, 2019
$ 38.99	$ 1.30	$ 1.77	$ 3.07	$ 0.05	$ (1.24)	$ —	$ (1.24)	$ 40.87	8.14%	$ 590,521	0.29%	0.29%	3.30%	54%
For the Period Ended July 31, 2018(22)
$ 40.00	$ 0.77	$ (1.14)	$ (0.37)	$ 0.08	$ (0.72)	$ —	$ (0.72)	$ 38.99	(0.71)% (7)	$ 44,835	0.38% (8)	0.38% (8)	2.35% (8)	46%

FINANCIAL HIGHLIGHTS FOOTNOTES
(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Total return is calculated assuming a hypothetical purchase of beneficial shares on the opening of the first day at the net asset value and a sale on the closing of the last day at the net asset value of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at net asset value at the end of the distribution day.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(5)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 363%, 362% and 177% for the years ended July 31, 2022 and July 31, 2021 and the period ended July 31, 2020, respectively.
(6)	Commenced operations on February 19, 2020.
(7)	Not annualized.
(8)	Annualized.
(9)	Commenced operations on November 9, 2021.
(10)	Per share amount is less than $0.005.
(11)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was an increase to net investment income per share for less than $0.005, decrease to net realized and unrealized gain (loss) on investments for less than $(0.005) and an increase to ratio of net investment income to average net assets of less than 0.005%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect this change in presentation.
(12)	Commenced operations on December 13, 2017.
(13)	Commenced operations on September 14, 2021.
(14)	Commenced operations on August 10, 2021.
(15)	Commenced operations on April 18, 2018.
(16)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 47%, 53% and 41% for the years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.
(17)	Commenced operations on May 30, 2018.
The accompanying notes are an integral part of these financial statements.
112

Hartford Active ETFs
Financial Highlights – (continued)

(18)	Commenced operations on September 21, 2021.
(19)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 143% for the period ended July 31, 2022.
(20)	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been 450%, 499% and 659% for the years ended July 31, 2022, July 31, 2021 and July 31, 2020, respectively.
(21)	FASB issued ASU 2017-08 to amend the amortization period to the earliest call date for purchased callable debt securities held at a premium. Effective August 1, 2019, the Fund amended its amortization policy and the effect of this change for the year ended July 31, 2020 was a decrease to net investment income per share for less than $(0.005), increase to net realized and unrealized gain (loss) on investments for less than $0.005 and a decrease to ratio of net investment income to average net assets of (0.01)%. Per share data and ratios for periods prior to July 31, 2020 have not been restated to reflect a change in accounting standard.
(22)	Commenced operations on September 27, 2017.
The accompanying notes are an integral part of these financial statements.
113

Hartford Active ETFs
 Notes to Financial Statements
 July 31, 2022

1.	Organization:
Hartford Funds Exchange-Traded Trust (the "Trust") is an open-end registered management investment company comprised of nine operational series as of July 31, 2022. Financial statements for the series of the Trust listed below (each, a "Fund" and collectively, the "Funds") are included in this report.

Hartford Funds Exchange-Traded Trust:
Hartford Core Bond ETF (the "Core Bond ETF")
Hartford Large Cap Growth ETF (the "Large Cap Growth ETF")
Hartford Municipal Opportunities ETF (the "Municipal Opportunities ETF")
Hartford Schroders Commodity Strategy ETF (Consolidated) (the "Commodity Strategy ETF")
Hartford Schroders ESG US Equity ETF (the "ESG US Equity ETF")
Hartford Schroders Tax-Aware Bond ETF (the "Tax-Aware Bond ETF")
Hartford Short Duration ETF (the "Short Duration ETF")
Hartford Sustainable Income ETF (the "Sustainable Income ETF")
Hartford Total Return Bond ETF (the "Total Return Bond ETF")
Core Bond ETF commenced operations on February 19, 2020. Large Cap Growth ETF commenced operations on November 9, 2021. Municipal Opportunities ETF commenced operations on December 13, 2017. Commodity Strategy ETF commenced operations on September 14, 2021. ESG US Equity ETF commenced operations on August 10, 2021. Short Duration ETF commenced operations on May 30, 2018. Tax-Aware Bond ETF commenced operations on April 18, 2018. Sustainable Income ETF commenced operations on September 21, 2021. Total Return Bond ETF commenced operations on September 27, 2017. Each Fund is an actively managed, exchange-traded fund ("ETF") that trades on an exchange like other publicly traded securities. Shares of Municipal Opportunities ETF, Commodity Strategy ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded on NYSE Arca, Inc. ("NYSE Arca"). Shares of Core Bond ETF, Large Cap Growth ETF, ESG US Equity ETF, Sustainable Income ETF and Short Duration ETF are listed and traded on Cboe BZX Exchange, Inc. ("Cboe BZX"). Each share of a Fund represents a partial ownership in securities held by the Fund. Shares of a Fund may be purchased or redeemed directly from the Fund in Creation Units at net asset value ("NAV") only by certain large institutional investors ("Authorized Participants") who have entered into agreements with ALPS Distributors, Inc. ("ALPS" or the "Distributor"), the Funds’ Distributor.
The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Trust was organized as a Delaware statutory trust on September 20, 2010 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are registered under the Securities Act of 1933, as amended (the "Securities Act"). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 "Financial Services – Investment Companies."
2.	Significant Accounting Policies:
The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles ("U.S. GAAP"). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
a)	Determination of Net Asset Value – The net asset value ("NAV") of each Fund's shares is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept creation and redemption orders from Authorized Participants and calculate each Fund’s NAV in accordance with applicable law. The NAV for the shares of each Fund is determined by dividing the value of the Fund’s net assets attributable to the shares by the number of shares outstanding. Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.
b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV per share of each Fund, portfolio securities and other assets held in a Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices
114

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.
If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Trustees (the "Board") of the Trust ("Valuation Procedures"). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.
Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase, sell or redeem shares of the Fund.
Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange. If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the close of the relevant exchange. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the close of the relevant exchange. Over-the-counter derivatives and other instruments that do not trade on an exchange are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot currency exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or sell shares of a Fund.
Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.
Investments in investment companies that are not listed or traded on an exchange ("Non-Traded Funds"), if any, are valued at the respective NAV of each Non-Traded Fund on the Valuation Date. Shares of investment companies listed and traded on an exchange are valued in the same manner as any exchange-listed equity security. Such Non-Traded Funds and listed investment companies may use fair value pricing as disclosed in their prospectuses.
Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.
U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:
•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments
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that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.
The Board has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser(s), knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board.
Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.
For additional information, refer to the Fair Value Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.
c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.
The trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. The trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.
Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available.
Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage-related and other asset-backed securities are included in interest income in the Statements of Operations, as applicable.
Please refer to Note 8 for Securities Lending information.
d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends and interest from securities in which a Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net investment income or net realized or unrealized gain (loss) on investments in these securities, if applicable.
e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.
A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.
Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
f)	Dividend Distributions to Shareholders – Dividends are declared pursuant to a policy adopted by the Board. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Core Bond ETF, Municipal Opportunities ETF, Tax-Aware Bond ETF, Short Duration
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ETF, Sustainable Income ETF and Total Return Bond ETF is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Large Cap Growth ETF and Commodity Strategy ETF is to pay dividends from net investment income, if any, annually, and realized gains, if any, at least once a year. The policy of ESG US Equity ETF is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code.
Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).
g)	Basis for Consolidations – The Commodity Strategy ETF may invest up to 25% of its total assets in a wholly-owned subsidiary of the Commodity Strategy ETF (the "Subsidiary"). The Subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Commodity Strategy ETF’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to enter into certain investments (primarily commodities) for the Commodity Strategy ETF consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.
3.	Securities and Other Investments:
a)	Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if applicable, is included at the end of each Fund's Schedule of Investments.
b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of July 31, 2022.
In connection with a Fund's ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced ("TBA") commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund's portfolio turnover rate. See each Fund's Schedule of Investments, if applicable, for TBA commitments as of July 31, 2022.
c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the Borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.
Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund's Schedule of Investments, if applicable, for outstanding senior floating rate interests as of July 31, 2022.
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d)	Mortgage-Related and Other Asset-Backed Securities – A Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed by the full faith and credit of the United States Government. Mortgage-related and other asset-backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund's Schedule of Investments, if applicable, for mortgage-related and other asset-backed securities as of July 31, 2022.
e)	Repurchase Agreements – A repurchase agreement is an agreement between two parties whereby one party sells the other a security at a specified price with a commitment to repurchase the security later at an agreed-upon price, date and interest payment. Each Fund is permitted to enter into fully collateralized repurchase agreements. The Trust has delegated to the sub-adviser(s), as applicable, the responsibility of evaluating the creditworthiness of the banks and securities dealers with which the Funds will engage in repurchase agreements. The sub-adviser(s) will monitor such transactions to ensure that the value of underlying collateral will be at least equal to the total amount of the repurchase obligation as required by the valuation provision of the repurchase agreement, including the accrued interest. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. A Fund could also lose money if it is unable to recover the securities and the value of any collateral held or assets segregated by the Fund to cover the transaction is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction. See each Fund's Schedule of Investments, if applicable, for repurchase agreements as of July 31, 2022.
4.	Financial Derivative Instruments:
The following disclosures contain information on how and why a Fund may use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.
a)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund may use futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant ("FCM") an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value ("variation margin") is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
During the period ended July 31, 2022, each of Core Bond ETF, Commodity Strategy ETF, ESG US Equity ETF, Short Duration ETF, Sustainable Income ETF, Tax-Aware Bond ETF and Total Return Bond ETF had used Futures Contracts.
b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.
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Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.
During the period ended July 31, 2022, each of Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF had used Foreign Currency Contracts.
c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either over-the-counter ("OTC") options or executed in a registered exchange ("exchange-traded options"). A Fund may write (sell) covered call and put options on futures, swaps ("swaptions"), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swaps, investments or currency transactions to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.
During the period ended July 31, 2022, each of Core Bond ETF, Sustainable Income ETF and Total Return Bond ETF had used Options Contracts.
d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. Swap contracts are either privately negotiated in the over-the-counter market ("OTC swaps") or cleared through a central counterparty or derivatives clearing organization ("centrally cleared swaps"). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.
Swaps are valued in accordance with the Valuation Procedures. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value ("variation margin") on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swaps. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
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 July 31, 2022

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).
A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.
Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.
Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A "seller’s" exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
During the period ended July 31, 2022, each of Core Bond ETF, Sustainable Income ETF and Total Return Bond ETF had entered into Credit Default Swap Contracts.
Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate ("LIBOR"), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.
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 July 31, 2022

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions, which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.
During the period ended July 31, 2022, Total Return Bond ETF had used Interest Rate Swap Contracts.
e)	Additional Derivative Instrument Information:
Core Bond ETF

The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 1,120,203	$ —	$ —	$ —	$ —	$ 1,120,203
Written options, market value	83,636	—	—	—	—	83,636
Total	$ 1,203,839	$ —	$ —	$ —	$ —	$ 1,203,839

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (117,123)	$ —	$ —	$ —	$ —	$ (117,123)
Net realized gain (loss) on futures contracts	6,394,326	—	—	—	—	6,394,326
Net realized gain (loss) on written options contracts	589,762	—	—	—	—	589,762
Net realized gain (loss) on swap contracts	—	—	(611,054)	—	—	(611,054)
Total	$ 6,866,965	$ —	$ (611,054)	$ —	$ —	$ 6,255,911
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 99,087	$ —	$ —	$ —	$ —	$ 99,087
Net change in unrealized appreciation (depreciation) of futures contracts	(353,021)	—	—	—	—	(353,021)
Net change in unrealized appreciation (depreciation) of written options contracts	(70,549)	—	—	—	—	(70,549)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	(5,877)	—	—	(5,877)
Total	$ (324,483)	$ —	$ (5,877)	$ —	$ —	$ (330,360)
For the year ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 3,558,333
Futures Contracts Number of Long Contracts	6
Futures Contracts Number of Short Contracts	(500)
Written Options at Notional Amount	$ (29,345,167)
Swap Contracts at Notional Amount	$ 1,508,333
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 July 31, 2022

Commodity Strategy ETF (Consolidated)
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 754,828	$ 754,828
Total	$ —	$ —	$ —	$ —	$ 754,828	$ 754,828
Liabilities:
Unrealized depreciation on futures contracts(1)	$ —	$ —	$ —	$ —	$ 2,954,439	$ 2,954,439
Total	$ —	$ —	$ —	$ —	$ 2,954,439	$ 2,954,439

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ —	$ 13,277,899	$ 13,277,899
Total	$ —	$ —	$ —	$ —	$ 13,277,899	$ 13,277,899
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ —	$ (2,199,611)	$ (2,199,611)
Total	$ —	$ —	$ —	$ —	$ (2,199,611)	$ (2,199,611)
For the year ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	563
Futures Contracts Number of Short Contracts	(34)
ESG US Equity ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ —	$ —	$ —	$ 579	$ —	$ 579
Total	$ —	$ —	$ —	$ 579	$ —	$ 579

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

122

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

ESG US Equity ETF – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the period ended July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ —	$ —	$ —	$ (3,251)	$ —	$ (3,251)
Total	$ —	$ —	$ —	$ (3,251)	$ —	$ (3,251)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ —	$ —	$ —	$ 579	$ —	$ 579
Total	$ —	$ —	$ —	$ 579	$ —	$ 579
For the period ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	1
Tax-Aware Bond ETF
The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 219,565	$ —	$ —	$ —	$ —	$ 219,565
Total	$ 219,565	$ —	$ —	$ —	$ —	$ 219,565
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ 106,835	$ —	$ —	$ —	$ —	$ 106,835
Total	$ 106,835	$ —	$ —	$ —	$ —	$ 106,835
For the year ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Short Contracts	(33)
123

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

Short Duration ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$ —	$ 8,180	$ —	$ —	$ —	$ 8,180
Total	$ —	$ 8,180	$ —	$ —	$ —	$ 8,180
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 100,981	$ —	$ —	$ —	$ —	$ 100,981
Unrealized depreciation on foreign currency contracts	—	1,784	—	—	—	1,784
Total	$ 100,981	$ 1,784	$ —	$ —	$ —	$ 102,765

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2022:
Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ 149,419	$ —	$ —	$ —	$ —	$ 149,419
Net realized gain (loss) on foreign currency contracts	—	261,129	—	—	—	261,129
Total	$ 149,419	$ 261,129	$ —	$ —	$ —	$ 410,548
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (17,364)	$ —	$ —	$ —	$ —	$ (17,364)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	20,669	—	—	—	20,669
Total	$ (17,364)	$ 20,669	$ —	$ —	$ —	$ 3,305
For the year ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	82
Futures Contracts Number of Short Contracts	(89)
Foreign Currency Contracts Purchased at Contract Amount	$ 258,564
Foreign Currency Contracts Sold at Contract Amount	$ 2,276,244
124

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

Sustainable Income ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 198,107	$ —	$ —	$ —	$ —	$ 198,107
Unrealized appreciation on foreign currency contracts	—	349,831	—	—	—	349,831
Unrealized appreciation on swap contracts(2)	—	—	81,878	—	—	81,878
Total	$ 198,107	$ 349,831	$ 81,878	$ —	$ —	$ 629,816
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 402,988	$ —	$ —	$ —	$ —	$ 402,988
Unrealized depreciation on foreign currency contracts	—	9,867	—	—	—	9,867
Written options, market value	93,989	—	—	—	—	93,989
Unrealized depreciation on swap contracts(2)	—	—	63,584	—	—	63,584
Total	$ 496,977	$ 9,867	$ 63,584	$ —	$ —	$ 570,428

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$ (539,380)	$ —	$ —	$ —	$ —	$ (539,380)
Net realized gain (loss) on written options contracts	564,293	—	—	—	—	564,293
Net realized gain (loss) on swap contracts	7,593	—	(671,298)	—	—	(663,705)
Net realized gain (loss) on foreign currency contracts	—	1,212,350	—	—	—	1,212,350
Total	$ 32,506	$ 1,212,350	$ (671,298)	$ —	$ —	$ 573,558
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$ (204,881)	$ —	$ —	$ —	$ —	$ (204,881)
Net change in unrealized appreciation (depreciation) of written options contracts	(25,179)	—	—	—	—	(25,179)
Net change in unrealized appreciation (depreciation) of swap contracts	—	—	18,294	—	—	18,294
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	339,964	—	—	—	339,964
Total	$ (230,060)	$ 339,964	$ 18,294	$ —	$ —	$ 128,198
For the year ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Number of Long Contracts	87
Futures Contracts Number of Short Contracts	(50)
Written Options at Notional Amount	$ (4,392,500)
Swap Contracts at Notional Amount	$ 4,479,803
Foreign Currency Contracts Purchased at Contract Amount	$ 363,512
Foreign Currency Contracts Sold at Contract Amount	$ 10,602,632
125

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

Total Return Bond ETF
The Effect of Derivative Instruments on the Statement of Assets and Liabilities as of July 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$ 2,337,762	$ —	$ —	$ —	$ —	$ 2,337,762
Unrealized appreciation on foreign currency contracts	—	1,752,434	—	—	—	1,752,434
Unrealized appreciation on swap contracts(2)	—	—	435,654	—	—	435,654
Total	$ 2,337,762	$ 1,752,434	$ 435,654	$ —	$ —	$ 4,525,850
Liabilities:
Unrealized depreciation on futures contracts(1)	$ 7,500,684	$ —	$ —	$ —	$ —	$ 7,500,684
Unrealized depreciation on foreign currency contracts	—	138,330	—	—	—	138,330
Written options, market value	501,607	—	—	—	—	501,607
Unrealized depreciation on swap contracts(2)	58,837	—	—	—	—	58,837
Total	$ 8,061,128	$ 138,330	$ —	$ —	$ —	$ 8,199,458

(1)	Amount represents the cumulative appreciation and depreciation on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statement of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation and depreciation on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation and depreciation on OTC swap contracts, if applicable.

The Effect of Derivative Instruments on the Statement of Operations for the year ended July 31, 2022:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$ (750,190)	$ —	$ —	$ —	$ —	$ (750,190)
Net realized gain (loss) on futures contracts	16,253,520	—	—	—	—	16,253,520
Net realized gain (loss) on written options contracts	4,061,856	—	—	—	—	4,061,856
Net realized gain (loss) on swap contracts	—	—	(4,628,612)	—	—	(4,628,612)
Net realized gain (loss) on foreign currency contracts	—	4,624,968	—	—	—	4,624,968
Total	$ 19,565,186	$ 4,624,968	$ (4,628,612)	$ —	$ —	$ 19,561,542
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$ 672,781	$ —	$ —	$ —	$ —	$ 672,781
Net change in unrealized appreciation (depreciation) of futures contracts	1,095,025	—	—	—	—	1,095,025
Net change in unrealized appreciation (depreciation) of written options contracts	(443,228)	—	—	—	—	(443,228)
Net change in unrealized appreciation (depreciation) of swap contracts	(58,837)	—	1,211,601	—	—	1,152,764
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	897,937	—	—	—	897,937
Total	$ 1,265,741	$ 897,937	$ 1,211,601	$ —	$ —	$ 3,375,279
For the year ended July 31, 2022, the average monthly amount or number per contract outstanding for each derivative type was as follows:
Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options at Notional Amount	$ 20,316,667
Futures Contracts Number of Long Contracts	592
Futures Contracts Number of Short Contracts	(1,541)
Written Options at Notional Amount	$ (185,994,167)
Swap Contracts at Notional Amount	$ 14,874,300
Foreign Currency Contracts Purchased at Contract Amount	$ 2,824,988
Foreign Currency Contracts Sold at Contract Amount	$ 45,059,597
126

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund's custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to a Fund, against any liabilities or payment obligations of a Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund's custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.
The following tables present a Fund's derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement ("MNA") and net of the related collateral received/pledged by a Fund as of July 31, 2022:

Core Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ —	$ (1,120,203)
Written options	—	(83,636)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(1,203,839)
Derivatives not subject to a MNA	—	1,120,203
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ (83,636)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (79,741)	$ —	$ —	$ —	$ (79,741)
Goldman Sachs & Co.	(3,895)	—	—	—	(3,895)
Total	$ (83,636)	$ —	$ —	$ —	$ (83,636)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Commodity Strategy ETF (Consolidated)
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 754,828	$ (2,954,439)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	754,828	(2,954,439)
Derivatives not subject to a MNA	(754,828)	2,954,439
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

ESG US Equity ETF
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$ 579	$ —
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	579	—
Derivatives not subject to a MNA	(579)	—
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ —	$ —

Short Duration ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 8,180	$ (1,784)
Futures contracts	—	(100,981)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	8,180	(102,765)
Derivatives not subject to a MNA	—	100,981
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 8,180	$ (1,784)

127

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$ 7,679	$ (1,784)	$ —	$ —	$ 5,895
Deutsche Bank Securities, Inc.	501	—	—	—	501
Total	$ 8,180	$ (1,784)	$ —	$ —	$ 6,396

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Barclays	$ (1,784)	$ 1,784	$ —	$ —	$ —
Total	$ (1,784)	$ 1,784	$ —	$ —	$ —

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Sustainable Income ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 349,831	$ (9,867)
Futures contracts	198,107	(402,988)
Swap contracts	81,878	(63,584)
Written options	—	(93,989)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	629,816	(570,428)
Derivatives not subject to a MNA	(279,985)	466,572
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 349,831	$ (103,856)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Bank of America Securities LLC	$ 81,213	$ (5,423)	$ —	$ —	$ 75,790
BNP Paribas Securities Services	119,677	—	—	—	119,677
Deutsche Bank Securities, Inc.	5,049	(1,977)	—	—	3,072
HSBC Bank USA	573	—	—	—	573
Morgan Stanley	4,317	—	—	—	4,317
Standard Chartered Bank	8,396	(188)	—	—	8,208
State Street Global Markets LLC	118,628	—	—	—	118,628
Toronto-Dominion Bank	11,978	—	—	—	11,978
Total	$ 349,831	$ (7,588)	$ —	$ —	$ 342,243

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (5,423)	$ 5,423	$ —	$ —	$ —
Barclays	(93,989)	—	—	—	(93,989)
Deutsche Bank Securities, Inc.	(1,977)	1,977	—	—	—
Goldman Sachs & Co.	(11)	—	—	—	(11)
JP Morgan Chase & Co.	(1,576)	—	—	—	(1,576)
RBC Dominion Securities, Inc.	(692)	—	—	—	(692)
Standard Chartered Bank	(188)	188	—	—	—
Total	$ (103,856)	$ 7,588	$ —	$ —	$ (96,268)

*

128

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

Total Return Bond ETF
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$ 1,752,434	$ (138,330)
Futures contracts	2,337,762	(7,500,684)
Swap contracts	435,654	(58,837)
Written options	—	(501,607)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	4,525,850	(8,199,458)
Derivatives not subject to a MNA	(2,773,416)	7,559,521
Total gross amount of assets and liabilities subject to MNA or similar agreements	$ 1,752,434	$ (639,937)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$ 1,258,866	$ (5,328)	$ —	$ —	$ 1,253,538
Deutsche Bank Securities, Inc.	1,231	(1,231)	—	—	—
Goldman Sachs & Co.	239,597	(23,359)	—	—	216,238
Morgan Stanley	36,632	(36,632)	—	—	—
RBC Dominion Securities, Inc.	143,281	(55,330)	—	—	87,951
Toronto-Dominion Bank	72,827	—	—	—	72,827
Total	$ 1,752,434	$ (121,880)	$ —	$ —	$ 1,630,554

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Bank of America Securities LLC	$ (478,248)	$ —	$ —	$ —	$ (478,248)
BNP Paribas Securities Services	(5,328)	5,328	—	—	—
Deutsche Bank Securities, Inc.	(40,287)	1,231	—	—	(39,056)
Goldman Sachs & Co.	(23,359)	23,359	—	—	—
Morgan Stanley	(37,385)	36,632	—	—	(753)
RBC Dominion Securities, Inc.	(55,330)	55,330	—	—	—
Total	$ (639,937)	$ 121,880	$ —	$ —	$ (518,057)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.
5.	Principal Risks:
A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund's prospectus provides details of its principal risks.
The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. The current ongoing outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, created supply chain disruptions and labor shortages, and impacted the financial health of individual companies and the market in significant and unforeseen ways. The future impact of the ongoing COVID-19 pandemic remains unclear. The effects to public health, business and market conditions resulting from COVID-19 pandemic may have a significant negative impact on the performance of a Fund’s investments, including exacerbating other pre-existing political, social and economic risks.
129

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage-backed securities, senior floating rate interests and certain asset-backed securities. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.
Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. Non-U.S. issuers may also be affected by political, social, economic or diplomatic developments in a foreign country or region or the U.S. (including imposition of sanctions, tariffs, or other governmental restrictions). These risks are heightened for investments in issuers from countries with less developed markets.
Securities lending involves the risk that a Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for a Fund that lends its holdings.
The use of certain London Interbank Offered Rates (collectively, "LIBOR") was generally phased out by the end of 2021, and some regulated entities (such as banks) have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. However, it is expected that the most widely used tenors of U.S. LIBOR may continue to be provided on a representative basis until mid-2023. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions, such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark or reference rate could deteriorate during the transition period, these effects could occur prior to and/or subsequent to mid-2023.
Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.
Recent events, including the invasion of Ukraine by Russia, have interjected uncertainty into the global financial markets. One or more of the Funds hold positions in securities or other instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risks related to the economic sanctions on Russia imposed by the United States and/or other countries. Such sanctions, which affect companies in many sectors, including energy, financial services and defense, among others, could adversely affect the global energy and financial markets and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to Russian issuers or the adjoining geographic regions. In addition, certain transactions have or may be prohibited and/or existing investments have or may become illiquid (e.g., because transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet redemptions.
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6.	Federal Income Taxes:
a)	Each Fund intends to continue to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the Internal Revenue Code ("IRC") by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2022. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.
b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, straddle deferrals, post-October losses deferrals, redemptions in-kind and the treatment of income from the Subsidiary. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.
c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended July 31, 2022 and July 31, 2021 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended July 31, 2022			For the Year Ended July 31, 2021
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)
Core Bond ETF(2)	$ —	$ 3,733,478	$ 913,040	$ —	$ 2,571,564	$ 50,953
Large Cap Growth ETF(3)	—	—	—	—	—	—
Municipal Opportunities ETF	4,078,186	43,880	—	2,772,601	2,800	3,185,684
Commodity Strategy ETF (Consolidated)(4)	—	—	—	—	—	—
ESG US Equity ETF(5)	—	131,067	—	—	—	—
Tax-Aware Bond ETF	1,042,410	756,550	770,626	887,189	598,258	158,868
Short Duration ETF	—	2,255,783	177,827	—	2,445,966	—
Sustainable Income ETF(6)	—	1,227,062	—	—	—	—
Total Return Bond ETF	—	35,182,520	11,996,203	—	34,912,293	1,198,688

(1)	The Funds designate these distributions as long-term capital gains dividends pursuant to IRC Sec 852(b)(3)(c)
(2)	Commenced operations on February 19, 2020.
(3)	Commenced operations on November 9, 2021.
(4)	Commenced operations on September 14, 2021.
(5)	Commenced operations on August 10, 2021.
(6)	Commenced operations on September 21, 2021.
As of July 31, 2022, the components of total accumulated earnings (deficit) for each Fund on a tax basis are as follows:
Fund	Tax Exempt Income	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Other Temporary Differences(1)	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Core Bond ETF	$ —	$ 423,871	$ —	$ (10,177,670)	$ (22,021,855)	$ (31,775,654)
Large Cap Growth ETF	—	—	(13,309,406)	(150,893)	(11,602,341)	(25,062,640)
Municipal Opportunities ETF	522,882	—	(4,534,821)	(473,191)	(8,418,437)	(12,903,567)
Commodity Strategy ETF (Consolidated)	—	11,392,689	(127,996)	—	(2,154,920)	9,109,773
ESG US Equity ETF	—	—	—	(329,511)	(531,206)	(860,717)
Tax-Aware Bond ETF	141,122	—	—	(2,510,741)	(3,603,236)	(5,972,855)
Short Duration ETF	—	189,331	—	(476,088)	(4,491,299)	(4,778,056)
Sustainable Income ETF	—	183,929	(2,329,153)	(269,226)	(5,666,070)	(8,080,520)
Total Return Bond ETF	—	4,029,807	—	(60,015,530)	(80,429,491)	(136,415,214)

(1)	The temporary differences noted above are comprised of distributions payable, straddle related deferrals, ordinary late year loss deferrals, and post-October loss deferrals.
d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as net operating loss, redemption in-kind and book income/loss from the Subsidiary. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from distributable earnings or from capital depending on the type
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 July 31, 2022

of book and tax differences that exist. For the year ended July 31, 2022, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Paid-in-Capital	Distributable Earnings (Loss)
Core Bond ETF	$ (947,382)	$ 947,382
Large Cap Growth ETF	4,335	(4,335)
Commodity Strategy ETF (Consolidated)	1,692,786	(1,692,786)
Tax-Aware Bond ETF	34,495	(34,495)
Short Duration ETF	11,884	(11,884)
Total Return Bond ETF	(6,185,960)	6,185,960
e)	Capital Loss Carryforward – Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses for an unlimited period.
At July 31, 2022 (tax year end), each Fund's capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Short-Term Capital Loss Carryforward with No Expiration	Long-Term Capital Loss Carryforward with No Expiration
Large Cap Growth ETF	$ 13,309,406	$ —
Municipal Opportunities ETF	3,080,578	1,454,243
Commodity Strategy ETF (Consolidated)	127,996	—
Sustainable Income ETF	1,859,957	469,196
Core Bond ETF, ESG US Equity ETF, Tax-Aware Bond ETF, Short Duration ETF and Total Return Bond ETF had no capital loss carryforwards for U.S. federal income tax purposes as of July 31, 2022.
During the year ended July 31, 2022, Short Duration ETF utilized $7,589 of prior capital loss carryforwards.
During the year ended July 31, 2022, Core Bond ETF deferred $9,417,175, ESG US Equity ETF deferred $329,511, Tax-Aware Bond ETF deferred $2,345,131, Short Duration ETF deferred $293,575, and Total Return Bond ETF deferred $56,284,021 of post-October capital losses.
Large Cap Growth ETF deferred $150,893 of post-October Ordinary income losses.
f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at July 31, 2022 is different from book purposes primarily due to wash sale deferrals. The net unrealized appreciation/(depreciation) on investments for tax purposes, which consists of gross unrealized appreciation and depreciation was also different from book purposes primarily due to wash sale loss deferrals and mark-to-market adjustments on swaps, forwards, futures and options. Both the cost and unrealized appreciation and depreciation for federal income tax purposes are disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Core Bond ETF	$ 338,884,259	$ 3,332,470	$ (25,354,325)	$ (22,021,855)
Large Cap Growth ETF	89,779,445	1,848,314	(13,450,655)	(11,602,341)
Municipal Opportunities ETF	274,615,921	1,989,937	(10,408,374)	(8,418,437)
Commodity Strategy ETF (Consolidated)	54,178,000	4,675,163	(3,423)	4,671,740
ESG US Equity ETF	9,670,933	458,778	(989,984)	(531,206)
Tax-Aware Bond ETF	92,730,456	792,185	(4,395,421)	(3,603,236)
Short Duration ETF	86,817,584	61,901	(4,553,203)	(4,491,302)
Sustainable Income ETF	54,371,954	544,553	(6,200,711)	(5,656,158)
Total Return Bond ETF	1,276,891,567	12,514,811	(92,926,586)	(80,411,775)
g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC ("HFMC" or the "Investment Manager") reviews each Fund’s tax positions for all open tax years. As of July 31, 2022, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for three years, no examination is currently in progress. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended July 31, 2022, the Funds did not incur any
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 July 31, 2022

interest or penalties. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.
7.	Expenses:
a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Trust. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP ("Wellington Management") under a sub-advisory agreement pursuant to which Wellington Management performs the daily investment of the assets of each of Core Bond ETF, Large Cap Growth ETF, Municipal Opportunities ETF, Short Duration ETF, Sustainable Income ETF and Total Return Bond ETF in accordance with each Fund’s investment objective and policies. HFMC has contracted with Schroder Investment Management North America Inc. ("SIMNA") under a sub-advisory agreement with respect to Commodity Strategy ETF, ESG US Equity ETF, and Tax-Aware Bond ETF. SIMNA has contracted with Schroder Investment Management North America Limited ("SIMNA Ltd.") under a sub-sub-advisory agreement with respect to Commodity Strategy ETF, ESG US Equity ETF and Tax-Aware Bond ETF. SIMNA performs the daily investment of the assets of such ETFs in accordance with each Fund’s investment objective and policies and SIMNA may allocate assets to or from SIMNA Ltd. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington and SIMNA, as applicable. SIMNA pays the sub-sub-advisory fees to SIMNA Ltd.
Under the Investment Management Agreement, the Investment Manager agrees to pay all expenses of the Trust, except (i) interest and taxes; (ii) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (iii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iv) extraordinary expenses; (v) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) acquired fund fees and expenses; and (vii) the management fee payable to the Investment Manager under the Investment Management Agreement. The payment or assumption by the Investment Manager of any expense of the Trust that the Investment Manager is not required by the Investment Management Agreement to pay or assume shall not obligate the Investment Manager to pay or assume the same or any similar expense of the Trust on any subsequent occasion.
The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of July 31, 2022; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Core Bond ETF	0.29%
Large Cap Growth ETF	0.59%
Municipal Opportunities ETF	0.29%
Commodity Strategy ETF (Consolidated)(1)	0.89%
ESG US Equity ETF	0.39%
Tax-Aware Bond ETF	0.39%
Short Duration ETF	0.29%
Sustainable Income ETF	0.54%
Total Return Bond ETF	0.29%

(1)	HFMC has contractually agreed to waive the management fee for Commodity Strategy ETF in an amount equal to the management fee paid to it by the Fund’s Subsidiary and the other expenses of the Subsidiary (exclusive of (i) interest and taxes; (ii) brokerage commissions and other expenses (such as stamp taxes) connected with the execution of portfolio transactions; (iii) legal fees in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith and any obligation which the Subsidiary may have to indemnify its officers and Trustees with respect thereto; (iv) such extraordinary non-recurring expenses as may arise; and (v) acquired fund fees and expenses). This waiver will remain in effect for as long as the Commodity Strategy ETF remains invested in the Subsidiary. For the period ended July 31, 2022, HFMC waived expenses in the amount of 0.16% of the Fund's average daily net assets.
b)	Accounting Services Agreement - HFMC provides the Funds with accounting services pursuant to a fund accounting agreement by and between the Trust, on behalf of each Fund and HFMC. HFMC is not entitled to any compensation under this agreement. HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company ("State Street"). The cost and expenses of such delegation are born by HFMC, not the Funds. For the Commodity Strategy ETF, the Cayman subsidiary incurs custodian fees and fund accounting fees, but the fees are born by HFMC through the management fee waiver.
c)	Distribution Plans - Each Fund has adopted a Rule 12b-1 Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of each Fund’s average daily net assets may be made for the sale and distribution of its shares. The Board has determined that the Funds may not make payments under the Rule 12b-1 Distribution and Service Plan until authorized to do so by affirmative action of the Board. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees.
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 July 31, 2022

For the period ended July 31, 2022, the Funds did not pay any Rule 12b-1 fees.
d)	Other Related Party Transactions – Certain officers of the Trust are trustees and/or officers of HFMC and/or The Hartford or its subsidiaries. For the period ended July 31, 2022, a portion of the Trust's Chief Compliance Officer’s ("CCO") compensation was paid by HFMC. As part of the Funds' Investment Management Agreement, HFMC also pays any CCO compensation on behalf of the Funds.
8.	Securities Lending:
The Trust has entered into a securities lending agency agreement (“lending agreement”) with Citibank, N.A. (“Citibank”). A Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one-third (33 1/3%) of the value of its total assets. If a Fund security is on loan, under the lending agreement, the borrower is required to deposit cash or liquid securities as collateral at least equal to 100% of the market value of the loaned securities; and cash collateral is invested for the benefit of the Fund by the Fund’s lending agent pursuant to collateral investment guidelines. The collateral is marked to market daily, in an amount at least equal to the current market value of the securities loaned. The contractual maturities of the securities lending transactions are considered overnight and continuous. The Commodity Strategy ETF does not currently engage in securities lending.
A Fund is subject to certain risks while its securities are on loan, including the following: (i) the risk that the borrower defaults on the loan and the collateral is inadequate to cover the Fund’s loss; (ii) the risk that the earnings on the collateral invested are not sufficient to pay fees incurred in connection with the loan; (iii) the Fund could lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral; (iv) the risk that the borrower may use the loaned securities to cover a short sale, which may in turn place downward pressure on the market prices of the loaned securities; (v) the risk that return of loaned securities could be delayed and interfere with portfolio management decisions; (vi) the risk that any efforts to restrict or recall the securities for purposes of voting may not be effective; and (vii) operational risks (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets). These events could also trigger adverse tax consequences for the Fund.
A Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the applicable Fund). Upon termination of a loan, a Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Investment Income from securities lending. A Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Investment Income from dividends or interest, respectively, on the Statements of Operations.
The following table presents for each Fund that lends its portfolio securities the market value of the securities on loan and the cash and non-cash collateral posted by the borrower as of July 31, 2022.

Fund	Investment Securities on Loan, at market value, Presented on the Statements of Assets and Liabilities	Cash Collateral(1)	Non-Cash Collateral(1)
Core Bond ETF	$ 458,175	$ 468,440	$ —
Large Cap Growth ETF	—	—	—
Municipal Opportunities ETF	—	—	—
ESG US Equity ETF	—	—	—
Tax-Aware Bond ETF	—	—	—
Short Duration ETF	—	—	—
Sustainable Income ETF	—	—	—
Total Return Bond ETF	91,765	94,250	—

(1)	It is each Fund’s policy to obtain additional collateral from, or return excess collateral to, the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than that required under the lending contract due to timing. Pursuant to the lending agreement, the borrower will provide collateral in an amount at least equal to the current market value of securities loaned.
9.	Custodian and Transfer Agent:
State Street Bank and Trust Company ("State Street") serves as Custodian for the Funds pursuant to a custodian agreement ("Custodian Agreement") dated December 31, 2014, as amended from time to time. As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the shares and calculates net income and realized capital gains or losses. State Street serves as Transfer Agent of each Fund pursuant to a transfer agency and service agreement ("Transfer Agency and Service Agreement") dated February 13, 2018. As Transfer Agent, State Street maintains the records of each Authorized Participant’s ownership of each Fund and processes the purchases and redemptions of Creation Units.
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Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

For the services provided under the Custodian Agreement and Transfer Agency and Service Agreement, HFMC, and not the Funds, compensates State Street pursuant to the Funds' unitary management fee structure.
10.	Affiliate Holdings:
As of July 31, 2022, affiliates of The Hartford had ownership of shares in certain Funds as follows:

Fund	Percentage of Fund
Large Cap Growth ETF	10%
Commodity Strategy ETF (Consolidated)	10%
ESG US Equity ETF	49%
Sustainable Income ETF	46%
As of July 31, 2022, affiliated funds of funds and the 529 plan for which HFMC serves as the program manager (the "529 plan") in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares as a result of purchase and sale activity from these affiliated funds of funds and the 529 plan. Affiliated funds of funds and the 529 plan owned shares in the Funds listed below as follows:
Fund	Percentage of Fund
Core Bond ETF	78%
Large Cap Growth ETF	66%
Commodity Strategy ETF (Consolidated)	42%
Total Return Bond ETF	53%
11.	Beneficial Fund Ownership:
As of July 31, 2022, to the knowledge of a Fund, the shareholders listed below beneficially held more than 25% of the shares outstanding of a Fund.

Fund	Shareholder	Percentage of Ownership
ESG US Equity ETF	Schroder US Holdings, Inc	49%
	Hartford Funds Management Company, LLC	49%
12.	Investment Transactions:
For the period ended July 31, 2022, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations	Total Cost of Purchases	Total Sales Proceeds
Core Bond ETF	$ 85,875,743	$ 44,231,089	$ 44,978,401	$ 47,734,654	$ 130,854,144	$ 91,965,743
Large Cap Growth ETF	93,403,024	54,466,524	—	—	93,403,024	54,466,524
Municipal Opportunities ETF	136,479,595	85,448,217	1,188,291	10,000	137,667,886	85,458,217
Commodity Strategy ETF (Consolidated)	2,352,616	1,956,439	—	—	2,352,616	1,956,439
ESG US Equity ETF	5,619,515	5,663,514	—	—	5,619,515	5,663,514
Tax-Aware Bond ETF	54,108,454	57,194,839	58,931,653	73,821,993	113,040,107	131,016,832
Short Duration ETF	37,122,463	53,142,812	5,143,142	6,288,946	42,265,605	59,431,758
Sustainable Income ETF	48,904,337	12,768,211	12,388,277	2,825,837	61,292,614	15,594,048
Total Return Bond ETF	295,118,295	314,321,720	378,397,763	328,044,130	673,516,058	642,365,850
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 July 31, 2022

For the period ended July 31, 2022, in-kind transactions, which are not included in the table above, associated with purchase or redemption of Creation Units were as follows:
Fund	Cost of Purchases	Sales Proceeds	Realized Gain/(Loss)
Core Bond ETF	$ 3,621,811	$ 12,357,081	$ (945,231)
Large Cap Growth ETF	65,512,769	2,126,853	46,394
Municipal Opportunities ETF	33,769,353	—	—
ESG US Equity ETF	10,012,724	—	—
Tax-Aware Bond ETF	9,494,753	2,015,271	34,495
Short Duration ETF	11,490,675	30,686,592	11,883
Sustainable Income ETF	1,706,961	—	—
Total Return Bond ETF	240,177,955	212,371,364	(6,160,414)
13.	Share Transactions:
Each Fund will issue and redeem shares at NAV only with certain Authorized Participants in large increments known as "Creation Units." Purchases of Creation Units are made by tendering a basket of designated securities to a Fund and redemption proceeds are paid with a basket of securities from the Fund with a balancing cash component to equate the market value of the basket securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted in an amount equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. Each Fund’s shares are available in smaller increments to individual investors in the secondary market at market prices and may be subject to commissions. Authorized Participants may be required to pay a transaction fee when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Purchase or redemption of Creation Units is only available to an Authorized Participant. An Authorized Participant is either (1) a "Participating Party" (i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC) ("Clearing Process"), or (2) a participant of DTC ("DTC Participant"), and, in each case, must have executed an agreement ("Participation Agreement") with the Distributor with respect to creations and redemptions of Creation Units, and is recorded as Other Capital on the Statements of Changes in Net Assets.
Shares of Municipal Opportunities ETF, Commodity Strategy ETF, Tax-Aware Bond ETF and Total Return Bond ETF are listed and traded throughout the day on the NYSE Arca and shares of Core Bond ETF, Large Cap Growth ETF, ESG US Equity ETF, Short Duration ETF and Sustainable Income ETF are listed and traded throughout the day on Cboe BZX. Shares of each Fund are publicly traded. Retail investors may purchase or sell shares in the secondary market (not from the Fund) through a broker or dealer. Investors purchasing or selling shares in the secondary market may pay a commission, market premium or discount or other transaction charge, to a broker or dealer, as well as some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by a broker or dealer, there is no minimum dollar amount upon purchase and no minimum number of shares that must be purchased in the secondary market. Because transactions in the secondary market occur at market prices, an investor may pay more than NAV upon purchase of shares and may receive less than a Fund’s NAV upon sale of shares.
Because each Fund is structured as an ETF, individual shares may only be purchased and sold on a listing exchange through a broker-dealer. The price of shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Each Fund will only issue or redeem Creation Units to Authorized Participants who have entered into agreements with the Distributor. The Funds generally will issue or redeem Creation Units in return for a designated basket of securities (and an amount of cash) that the Fund specifies each day. The Funds do not impose any restrictions on the frequency of purchases and redemptions; however, the Funds reserve the right to reject or limit purchases at any time.
The following information is for the year or period ended July 31, 2022 and July 31, 2021:

	For the Period Ended July 31, 2022		For the Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Core Bond ETF
Shares Sold	1,200,000	$ 46,707,732	3,500,000	$ 144,816,846
Shares Redeemed	(850,000)	(31,997,911)	(350,000)	(14,733,496)
Other Capital	—	39,093	—	94,078
Total Net Increase (Decrease)	350,000	14,748,914	3,150,000	130,177,428
136

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

	For the Period Ended July 31, 2022		For the Year Ended July 31, 2021
	Shares	Amount	Shares	Amount
Large Cap Growth ETF(1)
Shares Sold	6,200,001	$ 106,067,640
Shares Redeemed	(150,001)	(2,643,497)
Other Capital	—	4,107
Total Net Increase (Decrease)	6,050,000	103,428,250
Municipal Opportunities ETF
Shares Sold	3,900,000	$ 154,794,634	2,250,000	$ 94,043,807
Shares Redeemed	(1,700,000)	(65,213,627)	—	—
Other Capital	—	72,292	—	23,511
Total Net Increase (Decrease)	2,200,000	89,653,299	2,250,000	94,067,318
Commodity Strategy ETF (Consolidated)(2)
Shares Sold	2,725,001	$ 57,498,527
Shares Redeemed	(375,001)	(9,500,605)
Other Capital	—	22,801
Total Net Increase (Decrease)	2,350,000	48,020,723
ESG US Equity ETF(3)
Shares Sold	400,001	$ 10,005,848
Shares Redeemed	(1)	(25)
Other Capital	—	—
Total Net Increase (Decrease)	400,000	10,005,823
Tax-Aware Bond ETF
Shares Sold	1,250,000	$ 26,125,918	3,400,000	$ 73,651,787
Shares Redeemed	(1,800,000)	(36,936,455)	(2,050,000)	(44,543,164)
Other Capital	—	37,161	—	78,883
Total Net Increase (Decrease)	(550,000)	(10,773,376)	1,350,000	29,187,506
Short Duration ETF
Shares Sold	600,000	$ 24,189,843	1,500,000	$ 61,613,986
Shares Redeemed	(1,600,000)	(64,332,148)	(500,000)	(20,509,616)
Other Capital	—	34,177	—	59,666
Total Net Increase (Decrease)	(1,000,000)	(40,108,128)	1,000,000	41,164,036
Sustainable Income ETF(4)
Shares Sold	1,350,001	$ 53,448,891
Shares Redeemed	(1)	(39)
Other Capital	—	116,813
Total Net Increase (Decrease)	1,350,000	53,565,665
Total Return Bond ETF
Shares Sold	9,200,000	$ 361,236,830	9,950,000	$ 410,130,689
Shares Redeemed	(7,400,000)	(275,112,349)	(600,000)	(24,491,561)
Other Capital	—	145,987	—	281,657
Total Net Increase (Decrease)	1,800,000	86,270,468	9,350,000	385,920,785

(1)	Commenced operations on November 9, 2021.
(2)	Commenced operations on September 14, 2021.
(3)	Commenced operations on August 10, 2021.
(4)	Commenced operations on September 21, 2021.
14.	Indemnifications:
Under the Trust’s organizational documents, the Trust shall indemnify its officers and trustees to the full extent required or permitted under the applicable laws of the State of Delaware and federal securities laws. In addition, the Trust, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
15.	Recent Accounting Pronouncement:
In March 2020, FASB issued Accounting Standards Update ("ASU") No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing LIBOR or another
137

Hartford Active ETFs
 Notes to Financial Statements – (continued)
 July 31, 2022

reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued over the period of time the ASU is effective.
16.	Subsequent Events:
Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require disclosure in these financial statements.
138

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of

To the Board of Trustees of Hartford Funds Exchange-Traded Trust and Shareholders of Hartford Core Bond ETF, Hartford Large Cap Growth ETF, Hartford Municipal Opportunities ETF, Hartford Schroders Commodity Strategy ETF, Hartford Schroders ESG US Equity ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, Hartford Sustainable Income ETF and Hartford Total Return Bond ETF
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the Funds indicated in the table below (constituting Hartford Funds Exchange-Traded Trust, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Statement of operations	Statement of changes in net assets	Financial highlights
Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF, and Hartford Total Return Bond ETF	For the year ended July 31, 2022	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022, 2021 and 2020
Hartford Core Bond ETF	For the year ended July 31, 2022	For the years ended July 31, 2022 and 2021	For the years ended July 31, 2022 and 2021 and the period February 19, 2020 (commencement of operations) through July 31, 2020
Hartford Large Cap Growth ETF	For the period November 9, 2021 (commencement of operations) through July 31, 2022
Hartford Schroders Commodity Strategy ETF	For the period September 14, 2021 (commencement of operations) through July 31, 2022
Hartford Schroders ESG US Equity ETF	For the period August 10, 2021 (commencement of operations) through July 31, 2022
Hartford Sustainable Income ETF	For the period September 21, 2021 (commencement of operations) through July 31, 2022
The financial statements of Hartford Municipal Opportunities ETF, Hartford Schroders Tax-Aware Bond ETF, Hartford Short Duration ETF and Hartford Total Return Bond ETF as of and for the year ended July 2019 and the financial highlights for each of the periods ended on or prior to July 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 28, 2022
We have served as the auditor of one or more Hartford investment companies since 2020.
139

Hartford Active ETFs
Operation of the Liquidity Risk Management Program (Unaudited)

This section describes the operation and effectiveness of the Liquidity Risk Management Program ("LRM Program") established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"). The LRM Program seeks to assess and manage each Fund’s liquidity risk. The Liquidity Rule generally defines liquidity risk as the risk that a Fund could not meet its obligation to redeem shares without significant dilution of the non-redeeming investors’ interests in the Fund. The Board of Trustees ("Board") of Hartford Funds Exchange-Traded Trust (including its separate series, the “Funds") has appointed Hartford Funds Management Company, LLC ("HFMC") to serve as the administrator of the LRM Program with respect to each of the Funds, subject to the oversight of the Board. In order to efficiently and effectively administer the LRM Program, HFMC established a Liquidity Risk Oversight Committee.
The LRM Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the assessment and periodic review (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the classification and periodic review (no less frequently than monthly) of each Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of "illiquid investments" (as defined under the Liquidity Rule); (4) the determination of a minimum percentage of each Fund’s assets that generally will be invested in highly liquid investments ("HLIM"); (5) the periodic review (no less frequently than annually) of the HLIM and the adoption and implementation of policies and procedures for responding to a shortfall of a Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At a meeting of the Board held August 9-10, 2022, HFMC provided an annual written report to the Board covering the period from April 1, 2021 through June 30, 2022 (the "Reporting Period"). The annual report addressed important aspects of the LRM Program, including, but not limited to:
•	the operation of the LRM Program (and related policies and procedures utilized in connection with management of the Funds’ liquidity risk);
•	an assessment of the adequacy and effectiveness of the LRM Program’s (and related policies and procedures’) implementation;
•	the operation, and assessment of the adequacy and effectiveness, of each Fund’s HLIM;
•	whether the third-party liquidity vendor’s ("LRM Program Vendor") processes for determining preliminary liquidity classifications, including the particular methodologies or factors used and metrics analyzed by the LRM Program Vendor, are sufficient under the Liquidity Rule and appropriate in light of each Fund’s specific circumstances; and
•	any material changes to the LRM Program.
In addition, HFMC provides a quarterly report on the LRM Program at each quarterly meeting of the Board’s Compliance and Risk Oversight Committee. The quarterly report included information regarding the Funds’ liquidity as measured by established parameters, a summary of developments within the capital markets that may impact liquidity, and other factors that may impact liquidity. Among other things, HFMC reports any changes to a Fund’s HLIM.
During the Reporting Period, HFMC did not decrease the HLIM for any Fund and no Fund breached its HLIM.
Based on its review and assessment, HFMC has concluded that the LRM Program is operating effectively to assess and manage the liquidity risk of each Fund and that the LRM Program has been and continues to be adequately and effectively implemented with respect to each Fund. Because liquidity in the capital markets in which the Funds invest is beyond the control of the Funds, there can be no assurance that the LRM Program will ensure liquidity under all circumstances and does not protect against the risk of loss.
140

Hartford Active ETFs
Trustees and Officers of the Trust (Unaudited)

Hartford Funds Exchange-Traded Trust (the "Trust") is governed by a Board of Trustees (the "Trustees"). The following tables present certain information regarding the Trustees and officers of the Trust as of July 31, 2022. For more information regarding the Trustees and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-800-456-7526.
NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
NON-INTERESTED TRUSTEES
HILARY E. ACKERMANN (1956)	Trustee	Since 2017	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011.	80	Ms. Ackermann served as a Director of Dynegy, Inc. from October 2012 until its acquisition by Vistra Energy Corporation ("Vistra") in 2018, and since that time she has served as a Director of Vistra. Ms. Ackermann serves as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.
ROBIN C. BEERY (1967)	Trustee	Since 2016	Ms. Beery has served as a consultant to ArrowMark Partners (an alternative asset manager) since March of 2015 and since November 2018 has been employed by ArrowMark Partners as a Senior Advisor. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	80	Ms. Beery serves as an independent Director of UMB Financial Corporation (January 2015 to present), has chaired the Compensation Committee since April 2017, and serves on the Audit Committee and the Risk Committee.
DERRICK D. CEPHAS (1952)	Trustee	Since 2020	Mr. Cephas currently serves as Of Counsel to Squire Patton Boggs LLP, an international law firm with 45 offices in 20 countries. Until his retirement in October 2020, Mr. Cephas was a Partner of Weil, Gotshal & Manges LLP, an international law firm headquartered in New York, where he served as the Head of the Financial Institutions Practice (April 2011 to October 2020).	80	Mr. Cephas currently serves as a Director of Signature Bank, a New York-based commercial bank, and is a member of the Credit Committee, Examining Committee and Risk Committee. Mr. Cephas currently serves as a Director of Claros Mortgage Trust, Inc., a real estate investment trust.
CHRISTINE R. DETRICK (1958)	Trustee and Chair of the Board	Trustee since 2017; Chair of the Board since 2021	From 2002 until 2012, Ms. Detrick was a Senior Partner, Leader of the Financial Services Practice, and a Senior Advisor at Bain & Company ("Bain"). Before joining Bain, she served in various senior management roles for other financial services firms and was a consultant at McKinsey and Company.	80	Ms. Detrick currently serves as a Director of Charles River Associates (May 2020 to present); currently serves as a Director of Capital One Financial Corporation (since November 2021); and currently serves as a Director of Altus Power, Inc (since December 2021).
JOHN J. GAUTHIER (1961)	Trustee	Since 2022	Mr. Gauthier currently is the Principal Owner of JJG Advisory, LLC, an investment consulting firm, and Co-Founder and Principal Owner of Talcott Capital Partners (a placement agent for investment managers serving insurance companies). From 2008 to 2018, Mr. Gauthier served as a Senior Vice President (2008-2010), Executive Vice President (2010-2012), and President (2012-2018) of Allied World Financial Services (a global provider of property, casualty and specialty insurance and reinsurance solutions).	80	Mr. Gauthier serves as a Director of Reinsurance Group of America, Inc. (from 2018 to present) and chairs the Investment Committee and is a member of the Audit and Risk Committees.
141

Hartford Active ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
ANDREW A. JOHNSON (1962)	Trustee	Since 2020	Mr. Johnson currently serves as a Diversity and Inclusion Advisor at Neuberger Berman, a private, global investment management firm. Prior to his current role, Mr. Johnson served as Chief Investment Officer and Head of Global Investment Grade Fixed Income at Neuberger Berman (January 2009 to December 2018).	80	Mr. Johnson currently serves as a Director of AGNC Investment Corp., a real estate investment trust.
PAUL L. ROSENBERG (1953)	Trustee	Since 2020	Mr. Rosenberg is a Partner of The Bridgespan Group, a global nonprofit consulting firm that is a social impact advisor to nonprofits, non-governmental organizations, philanthropists and institutional investors (October 2007 to present).	80	None
DAVID SUNG (1953)	Trustee	Since 2016	Mr. Sung was a Partner at Ernst & Young LLP from October 1995 to July 2014.	80	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present).
OFFICERS AND INTERESTED TRUSTEE
JAMES E. DAVEY(4) (1964)	Trustee, President and Chief Executive Officer	Trustee since 2017; President and Chief Executive Officer since 2017	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Mr. Davey has served in various positions within The Hartford and its subsidiaries and joined The Hartford in 2002. Additionally, Mr. Davey serves as Director, Chairman, President, and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as President, Manager, Chairman of the Board, and Senior Managing Director for Hartford Funds Management Company, LLC ("HFMC"); Manager, Chairman of the Board, and President of Lattice Strategies LLC ("Lattice"); Chairman of the Board, Manager, and Senior Managing Director of Hartford Funds Distributors, LLC ("HFD"); and Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company ("HASCO"), each of which is an affiliate of HFMG.	80	None
AMY N. FURLONG (1979)	Vice President	Since 2018	Ms. Furlong serves as Vice President and Assistant Treasurer of HFMC (since September 2019). From 2018 through March 15, 2021, Ms. Furlong served as the Treasurer of the Trust. Ms. Furlong has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Furlong joined The Hartford in 2004.	N/A	N/A
WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger serves as Secretary, Managing Director and General Counsel of HFMG, HFMC, HFD, and HASCO (since 2013). Mr. Garger also serves as Secretary and General Counsel of Lattice (since July 2016). Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A
THEODORE J. LUCAS (1966)	Vice President	Since 2017	Mr. Lucas serves as Executive Vice President of HFMG (since July 2016) and as Executive Vice President of Lattice (since June 2017). Previously, Mr. Lucas served as Managing Partner of Lattice (2003 to 2016).	N/A	N/A
JOSEPH G. MELCHER (1973)	Vice President, Chief Compliance Officer and AML Compliance Officer	Vice President and Chief Compliance Officer since 2016; AML Compliance Officer since August 1, 2022	Mr. Melcher serves as Executive Vice President of HFMG and HASCO (since December 2013). Mr. Melcher also serves as Executive Vice President (since December 2013) and Chief Compliance Officer (since December 2012) of HFMC, serves as Executive Vice President and Chief Compliance Officer of Lattice (since July 2016), serves as Executive Vice President of HFD (since December 2013), and has served as President and Chief Executive Officer of HFD (from April 2018 to June 2019).	N/A	N/A
142

Hartford Active ETFs
Trustees and Officers of the Trust (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE TRUST	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY TRUSTEE
VERNON J. MEYER (1964)	Vice President	Since 2016	Mr. Meyer serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG (since 2013). Mr. Meyer also serves as Senior Vice President-Investments of Lattice (since March 2019). Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A
DAVID A. NAAB (1985)	Vice President and Treasurer	Since 2021	Mr. Naab serves as Vice President and Assistant Treasurer of HFMC (since June 2021). Prior to joining HFMC in 2021, Mr. Naab served in various positions as an associate, senior associate, manager, senior manager, and director within the investment management, financial services, and asset & wealth management practice groups of PricewaterhouseCoopers, LLP from 2007 to 2020.	N/A	N/A
ALICE A. PELLEGRINO (1960)	Vice President and Assistant Secretary	Since 2016	Ms. Pellegrino is Deputy General Counsel for HFMG (since April 2022) and currently serves as Vice President of HFMG (since December 2013). Ms. Pellegrino also serves as Vice President and Assistant Secretary of Lattice (since June 2017). Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips is Deputy General Counsel for HFMG and currently serves as a Senior Vice President (since June 2021) and Assistant Secretary (since June 2017) for HFMG. Mr. Phillips also serves as Vice President of HFMC (since June 2021). Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that, Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

(1)	The address for each officer and Trustee is c/o Hartford Funds 690 Lee Road, Wayne, Pennsylvania 19087.
(2)	Term of Office: Each Trustee holds an indefinite term until his or her retirement, resignation, removal, or death. Trustees generally must retire no later than December 31 of the year in which the Trustee turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are operational series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Lattice Strategies Trust and Hartford Funds Exchange-Traded Trust.
(4)	“Interested person,” as defined in the 1940 Act, of the Trust because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.
143

Hartford Active ETFs

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 800-456-7526 and (2) on the SEC’s website at http://www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s portfolio holdings filed as an exhibit to Form N-PORT for the most recent first and third quarter of the Fund’s fiscal year are available (1) without charge, upon request, by calling 800-456-7526, (2) on the Funds' website, hartfordfunds.com, and (3) on the SEC’s website at http://www.sec.gov.
144

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT
Customer Privacy Notice
The Hartford Financial Services Group, Inc. and Affiliates*
(herein called “we, our, and us”)
This Privacy Policy applies to our United States Operations
We value your trust. We are committed to the responsible:
a)	management;
b)	use; and
c)	protection;
of Personal Information.
This notice describes how we collect, disclose, and protect Personal Information.
We collect Personal Information to:
a)	service your Transactions with us; and
b)	support our business functions.
We may obtain Personal Information from:
a)	You;
b)	your Transactions with us; and
c)	third parties such as a consumer-reporting agency.
Based on the type of product or service You apply for or get from us, Personal Information such as:
a)	your name;
b)	your address;
c)	your income;
d)	your payment; or
e)	your credit history;
may be gathered from sources such as applications, Transactions, and consumer reports.
To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:
a)	our insurance companies;
b)	our employee agents;
c)	our brokerage firms; and
d)	our administrators.
As allowed by law, we may share Personal Financial Information with our affiliates to:
a)	market our products; or
b)	market our services;
to You without providing You with an option to prevent these disclosures.
We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:
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b)	brokerage firms;
c)	insurance companies;
d)	administrators; and
e)	service providers;
who help us serve You and service our business.
When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:
a)	taking surveys;
b)	marketing our products or services; or
c)	offering financial products or services under a joint agreement between us and one or more financial institutions.
We, and third parties we partner with, may track some of the pages You visit through the use of:
a)	cookies;
b)	pixel tagging; or
c)	other technologies;
and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.
For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.
We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:
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b)	“opt-in;”
as required by law.
We only disclose Personal Health Information with:
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Our employees have access to Personal Information in the course of doing their jobs, such as:
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d)	advising customers of our products and services.

We use manual and electronic security procedures to maintain:
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Personal Information that we have. We use these procedures to guard against unauthorized access.
Some techniques we use to protect Personal Information include:
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d)	firewall technology; and
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We are responsible for and must:
a)	identify information to be protected;
b)	provide an adequate level of protection for that data; and
c)	grant access to protected data only to those people who must use it in the performance of their job-related duties.
Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.
We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.
As used in this Privacy Notice:
Application means your request for our product or service.
Personal Financial Information means financial information such as:
a)	credit history;
b)	income;
c)	financial benefits; or
d)	policy or claim information.
Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.
Personal Health Information means health information such as:
a)	your medical records; or
b)	information about your illness, disability or injury.
Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:
a)	Personal Financial Information; and
b)	Personal Health Information.
Transaction means your business dealings with us, such as:
a)	your Application;
b)	your request for us to pay a claim; and
c)	your request for us to take an action on your account.
You means an individual who has given us Personal Information in conjunction with:
a)	asking about;
b)	applying for; or
c)	obtaining;
a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.
If you have any questions or comments about this privacy notice, please feel free to contact us at The Hartford – Consumer Rights and Privacy Compliance Unit, One Hartford Plaza, Mail Drop: HO1-09, Hartford, CT 06155, or at ConsumerPrivacyInquiriesMailbox@thehartford.com.
This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates (including the following as of February 2022), to the extent required by the Gramm-Leach-Bliley Act and implementing regulations:
1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; Business Management Group, Inc.; Cervus Claim Solutions, LLC; First State Insurance Company; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Insurance, Ltd.; Hartford Integrated Technologies, Inc.; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford Management, Ltd.; Hartford Productivity Services LLC; Hartford of the Southeast General Agency, Inc.; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Specialty Insurance Services of Texas, LLC; Hartford STAG Ventures LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Heritage Holdings, Inc.; Heritage Reinsurance Company, Ltd.; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; Millennium Underwriting Limited; MPC Resolution Company LLC; Navigators (Asia) Limited; Navigators Corporate Underwriters Limited; Navigators Holdings (UK) Limited; Navigators Insurance Company; Navigators International Insurance Company Ltd.; Navigators Management Company, Inc.; Navigators Management (UK) Limited; Navigators N.V.; Navigators Specialty Insurance Company; Navigators Underwriting Agency Limited; Navigators Underwriting Limited; New England Insurance Company; New England Reinsurance Corporation; New Ocean Insurance Co., Ltd.; NIC Investments (Chile) SpA; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; The Navigators Group, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company; Y-Risk, LLC.
Revised February 2022

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This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report.
The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.
Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses. This and other important information is contained in the Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.
Hartford Funds Management Company, LLC (HFMC) is the investment manager for the active ETFs. Hartford Core Bond ETF, Hartford Large Cap Growth ETF, Hartford Municipal Opportunities ETF, Hartford Short Duration ETF, Hartford Sustainable Income ETF and Hartford Total Return Bond ETF are sub-advised by Wellington Management Company LLP (Wellington). Hartford Schroders Commodity Strategy ETF, Hartford Schroders ESG US Equity ETF, and Hartford Schroders Tax-Aware Bond ETF are sub-advised by Schroder Investment Management North America Inc. (“SIMNA”) and sub-sub-advised by Schroder Investment Management North America Ltd. (“SIMNA Ltd”, together with SIMNA, “Schroders”). HFMC, Wellington, SIMNA, and SIMNA Ltd. are all SEC registered investment advisers. The ETFs are distributed by ALPS Distributors, Inc., which is not affiliated with Wellington, Schroders or HFMC.
ETFAR-A22    09/22     2438846    HFA001616    Printed in the U.S.A.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant (the “Board”) has designated David Sung as an Audit Committee Financial Expert. Mr. Sung is considered by the Board to be an independent trustee.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$205,920 for the fiscal year ended July 31, 2022; $110,000 for the fiscal year ended July 31, 2021.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$0 for the fiscal year ended July 31, 2022; $0 for the fiscal year ended July 31, 2021.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$51,200 for the fiscal year ended July 31, 2022; $40,000 for the fiscal year ended July 31, 2021. Tax-related services are principally in connection with, but not limited to, general tax services and excise tax services.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$395 for the fiscal year ended July 31, 2022; $385 for the fiscal year ended July 31, 2021. These fees were principally in connection with, but not limited to, general audit related products and services and an accounting research tool subscription.

(e) (1)

The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following summarizes the pre-approval requirements under the Policy.

a.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

b.

The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

c.

The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

d.

The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e) (2)

One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the year ended July 31, 2022, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant: $51,595 for the fiscal year ended July 31, 2022; $40,385 for the fiscal year ended July 31, 2021.

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser was $120,925 for the fiscal year ended July 31, 2022 and $325,000 for the fiscal year ended July 31, 2021.

(h)

The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has an audit committee that was established by the Board of Trustees of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Registrant’s Audit Committee are Hilary E. Ackermann, Derrick D. Cephas, Paul L. Rosenberg, and David Sung.

(b)	Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Date: October 7, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: October 7, 2022	By:	/s/ James E. Davey
James E. Davey
President and Chief Executive Officer

Date: October 7, 2022	By:	/s/ David A. Naab
David A. Naab
Treasurer
(Principal Financial and Principal Accounting Officer)